UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22781

Goldman Sachs Trust II

(Exact name of registrant as specified in charter)

200 West Street

15th Floor

New York, New York 10282

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	100 Oliver Street
New York, New York 10282	40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2019

Active Equity Multi-Manager Funds
Multi-Manager International Equity
Multi-Manager U.S. Dynamic Equity
Multi-Manager U.S. Small Cap Equity

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Class P shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Active Equity Multi-Manager Funds

∎	MULTI-MANAGER INTERNATIONAL EQUITY

∎	MULTI-MANAGER U.S. DYNAMIC EQUITY

∎	MULTI-MANAGER U.S. SMALL CAP EQUITY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Active Equity Multi-Manager Funds

Market Review

The capital markets experienced mixed results during the 12 months ended October 31, 2019 (the “Reporting Period”), as global economic growth concerns and trade war uncertainty led to sustained market volatility.

The first half of the Reporting Period was characterized by a challenging 2018 year-end followed by a remarkably strong rally during the first four months of 2019. Global equities fell significantly in November and December 2018, as investors’ hopes for a trade reconciliation between the U.S. and China were dashed. Risk-off market sentiment, or reduced risk appetite, increased, and U.S. Treasury yields began a downward slide that endured for most of the Reporting Period. In January 2019, global equities rebounded from their losses, jumpstarted by a more accommodative tone from U.S. Federal Reserve (“Fed”) Chair Jerome Powell, who cited the need for a patient approach toward future interest rate changes given the continued economic slowdown in China and softening U.S. economic data. In March 2019, amid ongoing U.S.-China trade tensions and in response to the stock market volatility at 2018 year-end, the Fed announced its intention to hold interest rates steady through the conclusion of the 2019 calendar year. Meanwhile, monetary policy easing by central banks in Europe and China further supported global equities, which experienced their strongest first calendar quarter rally in more than two decades. However, despite the global equity rally, the weakening global economy, which was exacerbated by unpredictable trade rhetoric between the U.S. and China, stayed top of mind for investors. In March 2019, these concerns drove yields on German and Japanese 10-year government bonds into negative territory.

During the second half of the Reporting Period, global equity markets generally traded sideways and remained heavily influenced by trade disputes and global central bank policies. (When a market trades sideways, it generally moves within a fairly stable range without forming any distinct trends over a period of time.) Global equities began May 2019 near all-time highs before sharply declining during the month, as a breakdown in U.S. and China trade negotiations led to fresh U.S. tariffs on Chinese imports. For much of the spring and summer, investor sentiment whipsawed as the U.S. and China swapped tariff threats and company-specific blacklists. Meanwhile, the Fed shifted its monetary policy stance, deciding to cut short-term interest rates by 25 basis points in July 2019—its first interest rate cut in more than a decade. (A basis point is 1/100th of a percentage point.) Further 25 basis point reductions followed in September and October 2019. The Fed’s concern about declining economic growth and its accommodative monetary policy stance was reiterated by European Central Bank President Mario Draghi, who unveiled a new quantitative easing plan for the European Union just as his term ended on October 31st. In October 2019, the European Union remained front and center, as it approved another delay in Brexit (or the U.K.’s departure from the European Union) beyond the originally scheduled October 31st deadline. For the Reporting Period overall, global equities (as represented by the MSCI All Country World Index Investable Market Index) were up more than 12%, driven by positive performance across all major regions. From a sector perspective, cyclical stocks and information technology stocks were notable performers. Energy was the only sector that posted a negative absolute return for the Reporting Period.

Credit markets broadly sold off during the first two months of the Reporting Period. The sell-off was driven by risk-off investor sentiment and a flight to quality through November and December 2018 as well as by significant market volatility due in part to the partial U.S. federal government shutdown, investor uncertainty around the Fed’s monetary policy, tumultuous U.S.-China trade relations and uncertain global economic growth. At the beginning of 2019, however, investor sentiment improved in light of seemingly positive developments in U.S.-China trade talks as well as data indicative of ongoing solid U.S. economic growth and a more dovish Fed. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Investment grade corporate bonds outperformed nearly all other major fixed income sectors during the first 10 months of 2019, surpassing high yield corporate bonds midway through the calendar year as the longer duration profile of investment grade corporate bonds benefited from a significant rally in interest rates and tightening credit spreads (or yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity). Emerging markets debt also rallied, as investor optimism around U.S.-China trade negotiations persisted, with U.S. dollar-denominated emerging markets debt outpacing local currency emerging markets debt.

MARKET REVIEW

Looking Ahead

At the end of the Reporting Period, investors remained focused on a potential resolution to the U.S.-China trade war. Suggestions from both countries that an agreement might be reached by the end of 2019 were met with cautious optimism. Investors also adopted a wait-and-see approach toward Brexit given a second delay in its implementation and a new deadline of January 31, 2020. An early general election in the U.K., scheduled for December 2019, added further to Brexit-related uncertainty. Going forward, we expect investors to remain watchful for signs the accommodative efforts of the world’s central banks are effective in staving off a further slowdown in the global economy. We also expect investors to continue monitoring the progress of U.S.-China trade talks.

PORTFOLIO RESULTS

Multi-Manager International Equity Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class P Shares generated an average annual total return of 12.78%. This return compares to the 11.04% average annual total return of the Fund’s benchmark, the MSCI Europe, Australasia and Far East (“EAFE”) Index (Net, USD, Unhedged) (the “Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ an international equity investment strategy. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers as well as for determining the Fund’s asset allocations. The AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund recorded a positive absolute return and outperformed the Index. The relative outperformance can be attributed to the performance of the Fund’s Underlying Managers overall. The Fund allocated capital to three Underlying Managers during the Reporting Period as part of its top-level strategy allocation—Causeway Capital Management LLC (“Causeway”), Massachusetts Financial Services Company doing business as MFS Investment Management (“MFS”) and WCM Investment Management (“WCM”).

All three of the Underlying Managers with allocated capital during the Reporting Period generated positive absolute returns. On a relative basis, growth-oriented Underlying Manager WCM and core-oriented MFS outperformed the Index. Value-oriented Causeway underperformed the Index. The Index serves as the benchmark index for all three Underlying Managers.

Q	Which international equity strategies most significantly affected Fund performance?

A	Growth-oriented Underlying Manager WCM outperformed the Index during the Reporting Period. WCM’s positive results were driven by overweight positions and effective stock selection in the information technology and financials sectors.

Core-oriented Underlying Manager MFS also outperformed the Index, primarily because of an overweight position and stock selection within the health care sector.

Value-oriented Underlying Manager Causeway underperformed the Index. An underweight position and poor stock selection in the communication services sector detracted from returns as did an overweight position and weak stock selection in the energy sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used forward foreign currency exchange contracts during the Reporting Period to take positions in select non-U.S. markets. Rights were employed to give the Fund the opportunity, but not the obligation, to buy additional shares of specific stocks at a discount. Overall, the use of these instruments had a rather neutral impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	There were no changes in the Fund’s allocations during the Reporting Period. At the beginning and end of the Reporting Period, the Fund’s assets were allocated approximately 44%

PORTFOLIO RESULTS

to Causeway, 35% to MFS and 20% to WCM. The remainder of the Fund’s assets were invested in cash and cash equivalents.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective January 25, 2019, Tom Murray no longer served as a portfolio manager of the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Kent Clark and Betsy Gorton.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, compared to the Index, the Fund was overweight information technology and health care stocks and was underweight financials and consumer discretionary stocks. It had no exposure to real estate stocks. On a regional basis, the Fund was significantly underweight Japan and developed Asia, while maintaining out-of-benchmark exposure to the emerging markets and North America. From a market capitalization perspective, the Fund was overweight at the end of the Reporting Period in mega-cap stocks and maintained underweights relative to the Index in mid-cap and large-cap companies.

We intend to continue to position the Fund in alignment with our longer-term strategic views within the international equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

FUND BASICS

Multi-Manager International Equity Fund

as of October 31, 2019

TOP TEN EQUITY HOLDINGS AS OF 10/31/19[1]

Holding	% of Net Assets	Line of Business

Nestle SA	2.2%	Food Products

SAP SE	1.9	Software

Volkswagen AG	1.9	Automobiles

Roche Holding AG	1.7	Pharmaceuticals

BASF SE	1.7	Chemicals

AIA Group Ltd.	1.7	Insurance

Takeda Pharmaceutical Co. Ltd.	1.6	Pharmaceuticals

UniCredit SpA	1.6	Banks

LVMH Moet Hennessy Louis Vuitton SE	1.5	Textiles, Apparel & Luxury Goods

Experian PLC	1.5	Professional Services

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS (%)[2]

As of October 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Performance Summary

October 31, 2019

The following graph shows the value, as of October 31, 2019, of a $1,000,000 investment made on July 31, 2015 (commencement of operations) in Class P Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE® Index (Net, USD, Unhedged) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Multi-Manager International Equity Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from July 31, 2015 through October 31, 2019.

Average Annual Total Return through October 31, 2019	One Year	Since Inception

Class P (Commenced July 31, 2015)*	12.78%	5.59%

*	Effective April 16, 2018, Institutional Shares were redesignated as Class P Shares.

PORTFOLIO RESULTS

Multi-Manager U.S. Dynamic Equity Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager U.S. Dynamic Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class P Shares generated an average annual total return of 14.66%. This return compares to the 14.33% average annual total return of the Fund’s benchmark, the S&P 500® Total Return Index (the “Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ dynamic equity investment strategies. (Dynamic equity investment strategies generally involve investing in equity instruments, often with a long term view. They are long-biased strategies and may have low excess return correlations to traditional long-only equity strategies.) The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers as well as for determining the Fund’s asset allocations. The AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund recorded a positive absolute return and outperformed the Index. The relative outperformance can be attributed to the performance of the Fund’s Underlying Managers overall.

At various points during the Reporting Period, the Fund had capital allocated to four Underlying Managers as part of its top-level strategy allocation — Lazard Asset Management LLC (“Lazard”), Sirios Capital Management, L.P. (“Sirios”), Smead Capital Management, Inc. (“Smead”) and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”).

Of the three Underlying Managers with allocated capital for the entire Reporting Period, all three posted positive absolute returns. Vaughan Nelson recorded a positive absolute return between December 20, 2018, when it was allocated capital as an Underlying Manager of the Fund, and the end of the Reporting Period. On a relative basis, Sirios and Lazard outperformed the Index during the Reporting Period, while Smead underperformed the Index. Vaughan Nelson outperformed the Index between December 20, 2018 and the end of the Reporting Period. The Index serves as the benchmark index for all four Underlying Managers.

Q	Which dynamic equity strategies most significantly affected Fund performance?

A	Growth-oriented Underlying Manager Sirios outperformed the Index during the Reporting Period, benefiting from an overweight position and positive stock selection in the industrials sector.

Lazard, which uses an all cap, concentrated investment strategy, also outperformed the Index. Strong stock selection in the financials sector added to returns as did a lack of exposure to the energy sector.

Core-oriented Vaughan Nelson outperformed the Index between December 20, 2018, when it was allocated capital, and the end of the Reporting Period. Strong stock selection in the materials sector drove these positive results.

Smead, the other core-oriented Underlying Manager, underperformed the Index during the Reporting Period overall. Smead was hurt by its underweight in the consumer staples sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used rights and forward foreign currency exchange contracts during the Reporting Period to take positions in

PORTFOLIO RESULTS

select non-U.S. markets. The use of these derivatives had a rather neutral impact on the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	At the beginning of the Reporting Period, the Fund’s assets were allocated approximately 40.5% to Smead, 40.5% to Sirios and 18% to Lazard. The remainder of the Fund’s assets were invested in cash and cash equivalents. During December 2018, Vaughan Nelson was allocated capital as an Underlying Manager of the Fund. At the end of the Reporting Period, the Fund’s assets were allocated approximately 33% to Smead, 33% to Sirios, 18% to Lazard and 15% to Vaughan Nelson. The remainder of the Fund’s assets were invested in cash and cash equivalents.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund maintained an overweight relative to the Index in financials, with bank exposure held by Smead and Sirios. Lazard has not historically invested in banks. In addition, the Fund was overweight the health care and consumer discretionary sectors compared to the Index. The Fund was most underweight in information technology, energy and real estate relative to the Index at the end of the Reporting Period and had no exposure to utilities. In terms of market capitalization, the Fund maintained a significant underweight in mega caps and an overweight relative to the Index in small/mid-cap stocks. Regionally, the Fund was primarily invested in North American equities but also had modest exposure to companies domiciled in Europe.

We intend to continue to position the Fund in alignment with our longer-term strategic views within the U.S. equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

FUND BASICS

Multi-Manager U.S. Dynamic Equity Fund

as of October 31, 2019

TOP TEN EQUITY HOLDINGS AS OF 10/31/19[1]

Holding	% of Net Assets	Line of Business

Berkshire Hathaway, Inc. Class B	5.1%	Diversified Financial Services
JPMorgan Chase & Co.	3.2	Banks
Elanco Animal Health, Inc.	2.7	Pharmaceuticals
The Home Depot, Inc.	2.4	Specialty Retail
NVR, Inc.	2.3	Household Durables
Medtronic PLC	2.2	Health Care Equipment & Supplies
Target Corp.	2.2	Multiline Retail
Amgen, Inc.	2.1	Biotechnology
Raytheon Co.	2.1	Aerospace & Defense
The Walt Disney Co.	2.0	Entertainment

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS (%)[2]

As of October 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Performance Summary

October 31, 2019

The following graph shows the value, as of October 31, 2019, of a $1,000,000 investment made on July 31, 2015 (commencement of operations) in Class P Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® Total Return Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Multi-Manager U.S. Dynamic Equity Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from July 31, 2015 through October 31, 2019.

Average Annual Total Return through October 31, 2019	One Year	Since Inception

Class P (Commenced July 31, 2015)*	14.66%	8.09%

*	Effective April 16, 2018, Institutional Shares were redesignated as Class P Shares.

PORTFOLIO RESULTS

Multi-Manager U.S. Small Cap Equity Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager U.S. Small Cap Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class P Shares generated an average annual total return of 10.56%. This return compares to the 4.90% average annual total return of the Fund’s benchmark, the Russell 2000® Total Return Index (the “Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ a small-cap equity investment strategy. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers as well as for determining the Fund’s asset allocations. The AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund recorded a positive absolute return and outperformed the Index. The relative outperformance can be attributed to the performance of the Fund’s Underlying Managers overall. At various points during the Reporting Period, the Fund allocated capital to four Underlying Managers as part of its top-level strategy allocation—Boston Partners Global Investors (“Boston Partners”), Brown Advisory, LLC (“Brown Advisory”), QMA LLC (“QMA”) and PNC Capital Advisors, LLC (“PNC”).

Of the two Underlying Managers with allocated capital for the entire Reporting Period, both generated positive absolute returns. PNC generated a positive absolute return from the beginning of the Reporting Period to May 22, 2019, when we redeemed it as an Underlying Manager of the Fund. QMA generated a positive absolute return from May 14, 2019, when it was allocated capital as an Underlying Manager of the Fund, to the end of the Reporting Period. On a relative basis, two Underlying Managers outperformed their respective benchmark indices. PNC outperformed its benchmark index between the start of the Reporting Period and May 22, 2019. QMA underperformed its benchmark index between May 14, 2019 and the end of the Reporting Period.

Q	Which small-cap equity strategies most significantly affected Fund performance?

A	Growth-oriented Underlying Manager Brown Advisory outperformed its benchmark index, the Russell 2000® Growth Index, during the Reporting Period. An underweight position and effective stock selection in the health care sector contributed positively. Stock selection in communication services also added to relative returns.

Value-oriented Underlying Manager Boston Partners outpaced its benchmark index, the Russell 2000® Value Index, benefiting from robust stock selection in the consumer discretionary and energy sectors.

Core-oriented Underlying Manager PNC outperformed its benchmark index, the Russell 2000® Index, between the beginning of the Reporting Period and May 22, 2019, when it was redeemed. Strong stock selection in the consumer discretionary sector added to returns. An underweight position and effective stock selection in the health care sector were also advantageous.

QMA, another core-oriented Underlying Manager, underperformed the Russell 2000® Index between May 14, 2019, when it was allocated capital, and the end of the Reporting Period. These negative results were primarily due to exposure to value factors, which resulted in weak stock selection in the real estate sector.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used equity futures to manage its market exposure. These derivatives had a slightly positive impact on performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	In April 2019, QMA was added as an Underlying Manager of the Fund and was allocated capital in May 2019. QMA uses a systematic investment approach, based on fundamental insights, that ranks stocks across nearly 300 fundamental, market and forecast data metrics (i.e., earnings, sales and cash flow estimate revisions, price-volume behaviors, target price movement).

In May 2019, PNC was redeemed and no longer served as an Underlying Manager of the Fund. We reallocated the capital to QMA.

At the beginning of the Reporting Period, the Fund’s assets were allocated approximately 44% to Boston Partners, 30% to Brown Advisory and 25% to PNC, with the remainder invested in cash and cash equivalents. At the end of the Reporting Period, the Fund’s assets were allocated approximately 39% to QMA, 35% to Boston Partners and 25% to Brown Advisory, with the remainder invested in cash and cash equivalents.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund was most overweight compared to the Index in financials, industrials and information technology. It was underweight health care, utilities and real estate. In terms of market capitalization, the Fund maintained a slight small/mid-cap bias relative to the Index, driven predominantly by Underlying Manager Brown Advisory.

We intend to continue to position the Fund in alignment with our longer-term strategic views within the U.S. small-cap equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

FUND BASICS

Multi-Manager U.S. Small Cap Equity Fund

as of October 31, 2019

TOP TEN EQUITY HOLDINGS AS OF 10/31/19[1]

Holding	% of Net Assets	Line of Business

Lithia Motors, Inc. Class A	1.2%	Specialty Retail
Waste Connections, Inc.	1.1	Commercial Services & Supplies
World Fuel Services Corp.	1.0	Oil, Gas & Consumable Fuels
Walker & Dunlop, Inc.	1.0	Thrifts & Mortgage Finance
Graphic Packaging Holding Co.	1.0	Containers & Packaging
Bright Horizons Family Solutions, Inc.	0.9	Diversified Consumer Services
Genpact Ltd.	0.9	IT Services
Essent Group Ltd.	0.9	Thrifts & Mortgage Finance
Two Harbors Investment Corp.	0.8	Mortgage Real Estate Investment Trusts (REITs)
Air Lease Corp.	0.8	Trading Companies & Distributors

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS(%)[2]

As of October 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

MULTI-MANAGER U.S. SMALL CAP EQUITY

Performance Summary

October 31, 2019

The following graph shows the value, as of October 31, 2019, of a $1,000,000 investment made on April 29, 2016 (commencement of operations) in Class P Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Total Return Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Multi-Manager U.S. Small Cap Equity Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 29, 2016 through October 31, 2019.

Average Annual Total Return through October 31, 2019	One Year	Since Inception

Class P (Commenced April 29, 2016)*	10.56%	10.57%

*	Effective April 16, 2018, Institutional Shares were redesignated as Class P Shares.

FUND BASICS

Index Definitions

MSCI All Country World Index Investable Market Index captures large- and mid-cap representation across 23 developed markets and 24 emerging markets countries.

Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Russell 2000® Growth Index measures the performance of the small-cap growth stocks of the U.S. equity universe.

Russell 2000® Value Index measures the performance of the small-cap value stocks of the U.S. equity universe.

It is not possible to invest directly in an unmanaged index.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments

October 31, 2019

Shares	Description	Value

Common Stocks – 95.1%
Australia – 1.0%
44,341	CSL Ltd. (Biotechnology)	$7,819,813

Belgium – 0.6%
64,453	KBC Group NV (Banks)	4,531,966

Brazil – 0.2%
359,210	Ambev SA ADR (Beverages)	1,548,195

Canada – 4.6%
31,560	Canadian Imperial Bank of Commerce (Banks)	2,691,142
64,604	Canadian National Railway Co. (Road & Rail)	5,773,660
28,517	Canadian Pacific Railway Ltd. (Road & Rail)	6,482,199
67,438	Dollarama, Inc. (Multiline Retail)	2,268,756
1,147,615	Encana Corp. (Oil, Gas & Consumable Fuels)	4,496,009
86,559	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	2,211,457
195,281	Manulife Financial Corp. (Insurance)	3,636,962
20,560	Shopify, Inc. Class A* (IT Services)	6,446,999
128,437	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	3,818,687

		37,825,871

China – 1.7%
76,171	Baidu, Inc. ADR* (Interactive Media & Services)	7,758,016
431,109	Sinopharm Group Co. Ltd. Class H (Health Care Providers & Services)	1,543,908
123,240	Tencent Holdings Ltd. (Interactive Media & Services)	4,998,974

		14,300,898

Denmark – 1.7%
16,395	Carlsberg A/S Class B (Beverages)	2,308,812
33,043	Chr Hansen Holding A/S (Chemicals)	2,536,899
35,235	DSV PANALPINA A/S (Air Freight & Logistics)	3,424,458
96,479	Novo Nordisk A/S Class B (Pharmaceuticals)	5,305,254

		13,575,423

France – 11.1%
85,102	Air France-KLM* (Airlines)	1,014,456
58,866	Air Liquide SA (Chemicals)	7,826,884
154,746	BNP Paribas SA (Banks)	8,086,955
230,736	Carrefour SA (Food & Staples Retailing)	3,928,407
70,814	Danone SA (Food Products)	5,866,318
9,563	Dassault Systemes SE (Software)	1,452,397
198,491	Engie SA (Multi-Utilities)	3,323,687
66,953	EssilorLuxottica SA (Textiles, Apparel & Luxury Goods)	10,223,341
878	Hermes International (Textiles, Apparel & Luxury Goods)	632,469

Common Stocks – (continued)
France – (continued)
13,958	Ingenico Group SA (Electronic Equipment, Instruments & Components)	1,492,544
11,686	L’Oreal SA (Personal Products)	3,413,032
35,107	Legrand SA (Electrical Equipment)	2,742,699
29,714	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	12,689,530
55,116	Pernod Ricard SA (Beverages)	10,181,749
86,137	Schneider Electric SE (Electrical Equipment)	8,005,604
159,430	TOTAL SA (Oil, Gas & Consumable Fuels)	8,428,776
41,155	Ubisoft Entertainment SA* (Entertainment)	2,432,229

		91,741,077

Germany – 9.9%
19,905	adidas AG (Textiles, Apparel & Luxury Goods)	6,146,081
184,440	BASF SE (Chemicals)	14,020,982
153,180	Bayer AG (Pharmaceuticals)	11,883,117
49,635	Beiersdorf AG (Personal Products)	5,876,241
18,806	Deutsche Boerse AG (Capital Markets)	2,912,290
199,238	Deutsche Post AG (Air Freight & Logistics)	7,058,013
87,782	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	1,700,229
28,460	Merck KGaA (Pharmaceuticals)	3,394,323
7,031	MTU Aero Engines AG (Aerospace & Defense)	1,880,307
74,308	ProSiebenSat.1 Media SE (Media)	1,097,274
119,803	SAP SE (Software)	15,874,071
82,547	Siemens AG (Industrial Conglomerates)	9,525,923

		81,368,851

Hong Kong – 3.1%
1,385,200	AIA Group Ltd. (Insurance)	13,794,123
911,514	China Merchants Port Holdings Co. Ltd. (Transportation Infrastructure)	1,425,179
1,267,524	China Mobile Ltd. (Wireless Telecommunication Services)	10,300,781

		25,520,083

India – 1.6%
95,618	HDFC Bank Ltd. ADR (Banks)	5,841,304
93,879	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	2,817,501
137,928	Tata Consultancy Services Ltd. (IT Services)	4,413,560

		13,072,365

16	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Ireland – 2.1%
35,714	Accenture PLC Class A (IT Services)	$6,622,090
18,322	ICON PLC* (Life Sciences Tools & Services)	2,691,502
106,264	Ryanair Holdings PLC ADR* (Airlines)	7,931,545

		17,245,137

Israel* – 0.4%
29,537	Check Point Software Technologies Ltd. (Software)	3,320,254

Italy – 2.3%
164,915	Eni SpA (Oil, Gas & Consumable Fuels)	2,501,923
1,309,810	Intesa Sanpaolo SpA (Banks)	3,282,153
1,058,689	UniCredit SpA (Banks)	13,431,621

		19,215,697

Japan – 11.9%
46,800	Coca-Cola Bottlers Japan Holdings, Inc. (Beverages)	1,062,550
36,100	Daikin Industries Ltd. (Building Products)	5,052,541
31,600	Denso Corp. (Auto Components)	1,467,185
68,800	East Japan Railway Co. (Road & Rail)	6,245,732
62,600	FANUC Corp. (Machinery)	12,347,804
91,800	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	3,426,200
84,200	Hoya Corp. (Health Care Equipment & Supplies)	7,441,361
133,600	Japan Tobacco, Inc. (Tobacco)	3,019,721
317,300	KDDI Corp. (Wireless Telecommunication Services)	8,780,053
7,500	Keyence Corp. (Electronic Equipment, Instruments & Components)	4,742,223
234,200	Kubota Corp. (Machinery)	3,719,858
63,300	Kyocera Corp. (Electronic Equipment, Instruments & Components)	4,152,915
36,700	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	1,998,247
396,600	Olympus Corp. (Health Care Equipment & Supplies)	5,396,290
13,400	Shin-Etsu Chemical Co. Ltd. (Chemicals)	1,494,116
112,200	Sompo Holdings, Inc. (Insurance)	4,410,142
122,100	Sumitomo Mitsui Financial Group, Inc. (Banks)	4,334,937
373,200	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	13,484,856
167,000	Terumo Corp. (Health Care Equipment & Supplies)	5,450,333

		98,027,064

Mexico – 0.5%
1,331,065	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	3,994,613

Common Stocks – (continued)
Netherlands – 3.2%
107,202	Akzo Nobel NV (Chemicals)	9,883,315
15,425	ASML Holding NV (Semiconductors & Semiconductor Equipment)	4,040,887
699,482	ING Groep NV (Banks)	7,920,575
52,947	QIAGEN NV* (Life Sciences Tools & Services)	1,592,595
51,030	Randstad NV (Professional Services)	2,832,004

		26,269,376

Portugal – 0.2%
91,688	Galp Energia SGPS SA (Oil, Gas & Consumable Fuels)	1,466,529

Singapore – 0.4%
178,800	DBS Group Holdings Ltd. (Banks)	3,408,083

South Korea – 2.2%
8,366	Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	8,943,153
9,638	SK Innovation Co. Ltd. (Oil, Gas & Consumable Fuels)	1,318,821
342,411	SK Telecom Co. Ltd. ADR (Wireless Telecommunication Services)	7,892,573

		18,154,547

Spain – 1.7%
137,768	Amadeus IT Group SA (IT Services)	10,191,836
1,447,249	CaixaBank SA (Banks)	4,150,127

		14,341,963

Sweden – 0.7%
95,866	Atlas Copco AB Class A (Machinery)	3,383,734
81,883	Essity AB Class B (Household Products)	2,558,084

		5,941,818

Switzerland – 10.9%
463,552	ABB Ltd. (Electrical Equipment)	9,734,584
94,321	Alcon, Inc.* (Health Care Equipment & Supplies)	5,577,967
805,679	Aryzta AG* (Food Products)	636,429
36,316	Chubb Ltd. (Insurance)	5,535,285
40,603	Cie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	3,190,630
7,080	Geberit AG (Building Products)	3,597,277
44,788	Julius Baer Group Ltd.* (Capital Markets)	1,983,374
166,960	Nestle SA (Food Products)	17,861,600
137,450	Novartis AG (Pharmaceuticals)	12,009,721
47,759	Roche Holding AG (Pharmaceuticals)	14,373,348
36,028	Sika AG (Chemicals)	6,193,447
371,101	UBS Group AG* (Capital Markets)	4,392,040
11,159	Zurich Insurance Group AG (Insurance)	4,370,981

		89,456,683

The accompanying notes are an integral part of these financial statements.	17

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Taiwan – 1.3%
214,131	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	$11,055,584

United Kingdom – 20.3%
115,017	Amcor PLC (Containers & Packaging)	1,101,332
72,114	AstraZeneca PLC (Pharmaceuticals)	7,032,357
1,022,361	Aviva PLC (Insurance)	5,510,572
1,063,051	Balfour Beatty PLC (Construction & Engineering)	3,097,754
5,408,571	Barclays PLC (Banks)	11,731,578
1,321,744	BP PLC (Oil, Gas & Consumable Fuels)	8,381,656
270,679	British American Tobacco PLC (Tobacco)	9,467,231
892,515	Cobham PLC (Aerospace & Defense)	1,825,622
398,555	Compass Group PLC (Hotels, Restaurants & Leisure)	10,611,164
128,614	Diageo PLC (Beverages)	5,264,297
394,600	Experian PLC (Professional Services)	12,438,305
98,616	Johnson Matthey PLC (Chemicals)	3,917,707
60,655	Linde PLC (Chemicals)	11,973,035
5,739,712	Lloyds Banking Group PLC (Banks)	4,222,167
645,270	M&G PLC* (Diversified Financial Services)	1,787,049
233,271	Micro Focus International PLC (Software)	3,201,692
604,207	Prudential PLC (Insurance)	10,553,585
46,132	Reckitt Benckiser Group PLC (Household Products)	3,569,769
284,679	RELX PLC (Professional Services)	6,851,948
48,325	Rio Tinto PLC (Metals & Mining)	2,515,887
54,985,151	Rolls-Royce Holdings PLC* (Aerospace & Defense)	11,024,760
296,908	Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels)	8,550,880
177,298	Smith & Nephew PLC (Health Care Equipment & Supplies)	3,805,952
90,809	Smiths Group PLC (Industrial Conglomerates)	1,898,238
337,094	SSE PLC (Electric Utilities)	5,607,911
723,645	Tesco PLC (Food & Staples Retailing)	2,208,964
3,417,556	Vodafone Group PLC (Wireless Telecommunication Services)	6,974,273
150,771	WPP PLC (Media)	1,881,555

		167,007,240

Common Stocks – (continued)
United States – 1.5%
5,405	Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	3,810,201
40,649	ResMed, Inc. (Health Care Equipment & Supplies)	6,012,800
66,056	Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	2,807,380

		12,630,381

TOTAL COMMON STOCKS
(Cost $701,369,954)		$782,839,511

Shares	Dividend Rate	Value

Preferred Stocks – 1.9%
Germany – 1.9%

Volkswagen AG (Automobiles)
80,539	2.790%	$15,310,885
(Cost $11,989,712)

Investment Company(a) – 2.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
22,489,043	1.701%	$22,489,043
(Cost $22,489,043)

TOTAL INVESTMENTS – 99.7%
(Cost $735,848,709)		$820,639,439

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		2,564,532

NET ASSETS – 100.0%		$823,203,971

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Currency Abbreviations:
JPY	—Japanese Yen
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depository Receipt
PLC	—Public Limited Company

18	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

State Street Bank and Trust	JPY	1,676,016	USD	15,501	11/05/19	$24

The accompanying notes are an integral part of these financial statements.	19

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Schedule of Investments

October 31, 2019

Shares	Description	Value

Common Stocks – 95.4%
Aerospace & Defense – 5.2%
16,082	Airbus SE	$2,307,096
9,179	General Dynamics Corp.	1,622,847
16,742	Raytheon Co.	3,552,820
8,947	Safran SA	1,417,114

		8,899,877

Auto Components – 0.4%
6,765	Aptiv PLC	605,806

Banks – 7.6%
86,305	Bank of America Corp.	2,698,757
7,925	Citigroup, Inc.	569,491
43,706	JPMorgan Chase & Co.	5,459,754
34,922	SunTrust Banks, Inc.	2,386,569
37,538	Wells Fargo & Co.	1,938,087

		13,052,658

Beverages – 1.7%
2,150	Constellation Brands, Inc. Class A	409,210
47,115	The Coca-Cola Co.	2,564,469

		2,973,679

Biotechnology – 2.8%
14,750	AbbVie, Inc.	1,173,363
16,849	Amgen, Inc.	3,593,049

		4,766,412

Building Products – 0.8%
14,493	Armstrong World Industries, Inc.	1,355,530

Capital Markets – 4.0%
41,650	Ares Capital Corp.	762,195
14,395	Intercontinental Exchange, Inc.	1,357,736
6,246	London Stock Exchange Group PLC	562,882
2,113	Moody’s Corp.	466,318
5,598	S&P Global, Inc.	1,444,228
26,725	The Charles Schwab Corp.	1,087,975
13,561	Tradeweb Markets, Inc. Class A	566,172
34,775	Virtu Financial, Inc. Class A	589,784

		6,837,290

Chemicals – 1.5%
3,066	International Flavors & Fragrances, Inc.	374,083
3,809	The Sherwin-Williams Co.	2,179,967

		2,554,050

Commercial Services & Supplies* – 1.0%
43,819	IAA, Inc.	1,671,695

Communications Equipment – 2.1%
55,615	Cisco Systems, Inc.	2,642,268
6,290	Motorola Solutions, Inc.	1,046,153

		3,688,421

Construction Materials – 1.0%
11,604	Vulcan Materials Co.	1,657,863

Common Stocks – (continued)
Consumer Finance – 1.9%
28,506	American Express Co.	3,343,184

Diversified Financial Services* – 5.1%
41,198	Berkshire Hathaway, Inc. Class B	8,757,871

Diversified Telecommunication Services – 2.0%
23,650	AT&T, Inc.	910,289
59,060	Cellnex Telecom SA*(a)	2,548,370

		3,458,659

Electronic Equipment, Instruments & Components* – 1.4%
24,532	Keysight Technologies, Inc.	2,475,524

Entertainment – 4.7%
34,213	Electronic Arts, Inc.*	3,298,133
26,075	The Walt Disney Co.	3,387,664
26,024	World Wrestling Entertainment, Inc. Class A	1,458,385

		8,144,182

Equity Real Estate Investment Trusts (REITs) – 0.8%
52,864	The Macerich Co.	1,453,760

Food & Staples Retailing – 2.9%
105,104	BJ’s Wholesale Club Holdings, Inc.*	2,806,277
38,112	Walgreens Boots Alliance, Inc.	2,087,775

		4,894,052

Food Products – 0.3%
9,330	General Mills, Inc.	474,524

Health Care Equipment & Supplies – 8.6%
32,233	Abbott Laboratories	2,695,001
36,957	Alcon, Inc.*	2,190,441
26,100	Baxter International, Inc.	2,001,870
6,314	Becton Dickinson & Co.	1,616,384
31,238	Boston Scientific Corp.*	1,302,625
9,189	Danaher Corp.	1,266,428
34,510	Medtronic PLC	3,758,139

		14,830,888

Health Care Providers & Services – 1.9%
3,680	UnitedHealth Group, Inc.	929,936
17,468	Universal Health Services, Inc. Class B	2,401,151

		3,331,087

Hotels, Restaurants & Leisure – 0.4%
7,874	Starbucks Corp.	665,825

Household Durables – 3.7%
38,984	Lennar Corp. Class A	2,323,447
1,097	NVR, Inc.*	3,989,339

		6,312,786

Industrial Conglomerates – 0.3%
1,385	Roper Technologies, Inc.	466,690

Insurance – 1.3%
41,841	Aflac, Inc.	2,224,268

20	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Interactive Media & Services* – 1.6%
1,583	Alphabet, Inc. Class A	$1,992,680
4,200	Facebook, Inc. Class A	804,930

		2,797,610

Internet & Direct Marketing Retail – 1.2%
301	Booking Holdings, Inc.*	616,680
39,841	eBay, Inc.	1,404,395

		2,021,075

IT Services – 2.9%
8,707	Accenture PLC Class A	1,614,452
8,805	Fiserv, Inc.*	934,563
2,840	Mastercard, Inc. Class A	786,140
6,139	PayPal Holdings, Inc.*	639,070
19,826	Perspecta, Inc.	526,182
20,305	Sabre Corp.	476,761

		4,977,168

Leisure Products – 0.3%
9,250	Brunswick Corp.	538,720

Life Sciences Tools & Services – 0.7%
3,314	PRA Health Sciences, Inc.*	323,811
2,935	Thermo Fisher Scientific, Inc.	886,311

		1,210,122

Machinery – 0.4%
3,548	Cummins, Inc.	611,959

Media – 3.0%
42,028	Comcast Corp. Class A	1,883,695
118,279	Discovery, Inc. Class A*	3,188,210

		5,071,905

Metals & Mining – 0.3%
18,775	Wheaton Precious Metals Corp.	527,014

Multiline Retail – 2.9%
11,900	Dollar Tree, Inc.*	1,313,760
34,749	Target Corp.	3,715,016

		5,028,776

Oil, Gas & Consumable Fuels – 2.6%
57,050	Cameco Corp.	509,457
175,700	Kosmos Energy Ltd.	1,089,340
58,721	Occidental Petroleum Corp.	2,378,200
4,075	Pioneer Natural Resources Co.	501,307

		4,478,304

Pharmaceuticals – 5.1%
171,875	Elanco Animal Health, Inc.*	4,644,062
4,025	Johnson & Johnson	531,461
24,306	Merck & Co., Inc.	2,106,358
40,396	Pfizer, Inc.	1,549,995

		8,831,876

Common Stocks – (continued)
Professional Services – 0.7%
6,073	Equifax, Inc.	830,240
3,175	Insperity, Inc.	335,375

		1,165,615

Real Estate Management & Development – 0.3%
3,341	Jones Lang LaSalle, Inc.	489,523

Road & Rail – 1.7%
2,287	Kansas City Southern	321,964
21,600	Knight-Swift Transportation Holdings, Inc.	787,536
862	Old Dominion Freight Line, Inc.	156,953
9,956	Union Pacific Corp.	1,647,320

		2,913,773

Semiconductors & Semiconductor Equipment – 3.4%
12,935	Analog Devices, Inc.	1,379,259
26,861	QUALCOMM, Inc.	2,160,699
16,296	Skyworks Solutions, Inc.	1,483,914
6,475	Texas Instruments, Inc.	763,985

		5,787,857

Software – 1.6%
8,442	Check Point Software Technologies Ltd.*	948,965
8,400	Microsoft Corp.	1,204,308
7,313	Varonis Systems, Inc.*	523,245

		2,676,518

Specialty Retail – 3.0%
10,091	Lowe’s Cos., Inc.	1,126,256
17,434	The Home Depot, Inc.	4,089,668

		5,215,924

Technology Hardware, Storage & Peripherals* – 0.3%
23,541	Pure Storage, Inc. Class A	458,108

TOTAL COMMON STOCKS
(Cost $128,382,522)		$163,698,428

Shares	Dividend Rate	Value

Investment Company(b) – 4.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
8,028,001	1.701%	$8,028,001
(Cost $8,028,001)

TOTAL INVESTMENTS – 100.1%
(Cost $136,410,523)		$171,726,429

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(149,914)

NET ASSETS – 100.0%		$171,576,515

The accompanying notes are an integral part of these financial statements.	21

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Schedule of Investments (continued)

October 31, 2019

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	EUR	542,000	USD	598,853	12/18/19	$7,764
	GBP	375,000	USD	482,884	12/18/19	3,706

TOTAL						$11,470

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	USD	6,829,823	EUR	6,160,000	12/18/19	$(64,583)
	USD	1,017,829	GBP	816,000	12/18/19	(40,991)

TOTAL						$(105,574)

Abbreviations:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

22	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments

October 31, 2019

Shares	Description	Value

Common Stocks – 94.4%
Aerospace & Defense – 1.8%
4,800	AAR Corp.	$200,400
13,100	Aerojet Rocketdyne Holdings, Inc.*	566,313
30,362	BWX Technologies, Inc.	1,764,032
4,813	Curtiss-Wright Corp.	650,958
8,515	HEICO Corp.	1,050,240
20,570	Hexcel Corp.	1,534,934
6,461	Mercury Systems, Inc.*	475,917
3,300	Moog, Inc. Class A	276,243
2,700	Vectrus, Inc.*	123,417

		6,642,454

Air Freight & Logistics* – 0.2%
12,800	Hub Group, Inc. Class A	586,240
44,500	Radiant Logistics, Inc.	239,855

		826,095

Airlines* – 0.2%
13,100	Mesa Air Group, Inc.	99,822
13,076	Spirit Airlines, Inc.	491,135

		590,957

Auto Components – 0.7%
13,100	Dana, Inc.	212,613
18,198	LCI Industries	1,767,390
18,800	Modine Manufacturing Co.*	214,884
10,299	Standard Motor Products, Inc.	539,255

		2,734,142

Banks – 7.1%
1,100	ACNB Corp.	38,929
6,000	Amalgamated Bank Class A	109,260
6,500	Ameris Bancorp	278,525
42,250	BankUnited, Inc.	1,449,175
10,100	Berkshire Hills Bancorp, Inc.	313,403
52,324	Boston Private Financial Holdings, Inc.	588,645
3,200	Bridge Bancorp, Inc.	103,680
79,129	Cadence BanCorp.	1,217,004
12,900	Cathay General Bancorp	458,853
21,070	CenterState Bank Corp.	534,335
1,200	Century Bancorp, Inc. Class A	104,412
22,250	Columbia Banking System, Inc.	874,425
13,900	ConnectOne Bancorp, Inc.	337,492
5,000	Customers Bancorp, Inc.*	117,900
2,500	FB Financial Corp.	94,175
10,200	Financial Institutions, Inc.	320,586
18,100	First Bancorp (Banks)	296,609
1,444	First Citizens BancShares, Inc. Class A	710,333
24,600	First Commonwealth Financial Corp.	346,614
68,434	First Hawaiian, Inc.	1,870,301
22,580	First Merchants Corp.	893,039
27,536	First Midwest Bancorp, Inc.	565,589
900	Great Southern Bancorp, Inc.	54,378
25,900	Hancock Whitney Corp.	1,010,100
53,802	Hanmi Financial Corp.	1,035,689
2,500	Heartland Financial USA, Inc.	116,950
29,800	Hilltop Holdings, Inc.	696,128
13,900	IBERIABANK Corp.	1,020,121

Common Stocks – (continued)
Banks – (continued)
13,600	International Bancshares Corp.	557,056
13,900	Live Oak Bancshares, Inc.	252,285
6,100	MidWestOne Financial Group, Inc.	198,830
36,100	OFG Bancorp	733,191
5,100	Old Second Bancorp, Inc.	61,557
13,786	Peapack Gladstone Financial Corp.	402,551
8,824	Preferred Bank	470,407
21,541	Prosperity Bancshares, Inc.	1,486,760
9,100	QCR Holdings, Inc.	369,278
15,900	Sandy Spring Bancorp, Inc.	548,550
5,500	SB One Bancorp	121,440
4,000	Sierra Bancorp	108,960
36,400	Simmons First National Corp. Class A	870,688
8,000	Southern National Bancorp of Virginia, Inc.	126,720
35,065	Synovus Financial Corp.	1,187,652
42,100	The Bancorp, Inc.*	458,890
28,000	The Bank of NT Butterfield & Son Ltd.	922,600
2,100	TriState Capital Holdings, Inc.*	48,552
2,900	Triumph Bancorp, Inc.*	94,105
34,915	Umpqua Holdings Corp.	552,355
12,100	Univest Financial Corp.	311,575
27,052	Webster Financial Corp.	1,192,993

		26,633,645

Biotechnology* – 3.6%
29,800	ACADIA Pharmaceuticals, Inc.	1,263,818
7,999	Acceleron Pharma, Inc.	358,915
45,100	AMAG Pharmaceuticals, Inc.	437,696
4,800	Anika Therapeutics, Inc.	337,872
10,200	Athenex, Inc.	112,608
20,822	Biohaven Pharmaceutical Holding Co. Ltd.	956,146
4,600	BioSpecifics Technologies Corp.	222,778
7,731	Blueprint Medicines Corp.	532,202
77,000	Catalyst Pharmaceuticals, Inc.	364,210
17,616	Coherus Biosciences, Inc.	305,990
20,100	Concert Pharmaceuticals, Inc.	125,223
56,700	CytomX Therapeutics, Inc.	347,571
1,100	Eagle Pharmaceuticals, Inc.	68,970
16,500	Emergent BioSolutions, Inc.	943,140
23,200	FibroGen, Inc.	908,280
10,330	Global Blood Therapeutics, Inc.	495,323
15,336	Iovance Biotherapeutics, Inc.	324,050
14,095	Kura Oncology, Inc.	211,143
11,463	Neurocrine Biosciences, Inc.	1,140,454
11,400	Prothena Corp. PLC	103,740
19,100	PTC Therapeutics, Inc.	780,999
25,600	Recro Pharma, Inc.	403,712
10,900	Repligen Corp.	866,441
27,800	Retrophin, Inc.	333,600
12,100	Spectrum Pharmaceuticals, Inc.	93,896
10,300	Syndax Pharmaceuticals, Inc.	69,216
600	United Therapeutics Corp.	53,904
56,900	Vanda Pharmaceuticals, Inc.	768,719
30,800	Veracyte, Inc.	706,244

		13,636,860

The accompanying notes are an integral part of these financial statements.	23

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Building Products – 0.9%
15,200	Advanced Drainage Systems, Inc.	$562,704
6,200	American Woodmark Corp.*	614,792
12,500	Builders FirstSource, Inc.*	282,625
800	CSW Industrials, Inc.	55,376
36,200	JELD-WEN Holding, Inc.*	618,658
12,700	Quanex Building Products Corp.	244,983
21,900	Universal Forest Products, Inc.	1,102,884

		3,482,022

Capital Markets – 1.4%
42,079	Ares Management Corp. Class A	1,244,276
180	Ashford, Inc.*	4,300
64,700	Brightsphere Investment Group, Inc.*	635,354
27,800	Donnelley Financial Solutions, Inc.*	314,140
11,541	Evercore, Inc. Class A	849,879
13,881	Hamilton Lane, Inc. Class A	827,585
7,000	Oppenheimer Holdings, Inc. Class A	190,400
17,900	Stifel Financial Corp.	1,002,042
1,900	Virtus Investment Partners, Inc.	206,112

		5,274,088

Chemicals – 2.2%
28,815	Ferro Corp.*	320,711
22,200	Koppers Holdings, Inc.*	712,620
41,400	Kronos Worldwide, Inc.	524,952
20,959	Minerals Technologies, Inc.	1,036,422
10,000	Orion Engineered Carbons SA	165,600
27,100	PolyOne Corp.	868,555
79,191	PQ Group Holdings, Inc.*	1,304,276
32,466	Trinseo SA	1,379,805
101,891	Valvoline, Inc.	2,174,354

		8,487,295

Commercial Services & Supplies – 4.7%
36,080	ABM Industries, Inc.	1,315,477
129,961	ACCO Brands Corp.	1,189,143
18,300	CECO Environmental Corp.*	125,538
18,200	Deluxe Corp.	943,306
1,000	Herman Miller, Inc.	46,500
64,961	IAA, Inc.*	2,478,262
47,554	KAR Auction Services, Inc.	1,182,193
32,400	Knoll, Inc.	866,376
7,200	Mobile Mini, Inc.	270,864
7,147	MSA Safety, Inc.	858,140
16,300	SP Plus Corp.*	719,971
39,800	Steelcase, Inc. Class A	695,306
21,636	Tetra Tech, Inc.	1,892,501
4,700	UniFirst Corp.	943,948
43,871	Waste Connections, Inc.	4,053,680

		17,581,205

Communications Equipment – 0.9%
10,000	Acacia Communications, Inc.*	656,600
3,000	ADTRAN, Inc.	26,430
44,140	Ciena Corp.*	1,638,477
14,400	Comtech Telecommunications Corp.	503,280
2,500	Digi International, Inc.*	36,050

Common Stocks – (continued)
Communications Equipment – (continued)
107,600	Extreme Networks, Inc.*	692,944

		3,553,781

Construction & Engineering – 1.3%
61,018	Aegion Corp.*	1,322,260
12,200	EMCOR Group, Inc.	1,070,062
10,098	Granite Construction, Inc.	237,707
2,000	Great Lakes Dredge & Dock Corp.*	21,500
14,600	MasTec, Inc.*	918,924
29,600	Primoris Services Corp.	605,024
40,388	Tutor Perini Corp.*	624,802

		4,800,279

Construction Materials* – 0.1%
3,700	US Concrete, Inc.	193,362

Consumer Finance – 2.0%
9,711	FirstCash, Inc.	819,511
124,016	Navient Corp.	1,707,701
26,819	Nelnet, Inc. Class A	1,643,200
20,888	PRA Group, Inc.*	708,730
7,800	Regional Management Corp.*	225,654
293,459	SLM Corp.	2,476,794

		7,581,590

Containers & Packaging – 1.3%
233,090	Graphic Packaging Holding Co.	3,650,189
21,900	Greif, Inc. Class A	857,823
54,610	Owens-Illinois, Inc.	464,185

		4,972,197

Distributors – 0.1%
16,000	Core-Mark Holding Co., Inc.	488,320

Diversified Consumer Services – 2.1%
11,300	Adtalem Global Education, Inc.*	336,514
23,859	Bright Horizons Family Solutions, Inc.*	3,543,539
13,100	Career Education Corp.*	185,496
6,800	Carriage Services, Inc.	175,168
42,575	Chegg, Inc.*	1,305,349
1,700	Collectors Universe, Inc.	48,722
26,672	frontdoor, Inc.*	1,286,391
45,200	Laureate Education, Inc. Class A*	698,566
10,000	WW International, Inc.	348,700

		7,928,445

Diversified Financial Services – 0.2%
94,700	FGL Holdings	855,141

Diversified Telecommunication Services – 0.7%
900	ATN International, Inc.	53,307
38,301	GCI Liberty, Inc. Class A*	2,680,304

		2,733,611

Electric Utilities – 0.4%
7,600	ALLETE, Inc.	654,056
1,400	MGE Energy, Inc.	107,856
16,200	Portland General Electric Co.	921,456

		1,683,368

24	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Electrical Equipment – 0.8%
21,300	Atkore International Group, Inc.*	$739,110
3,200	AZZ, Inc.	124,128
33,553	EnerSys	2,243,354

		3,106,592

Electronic Equipment, Instruments & Components – 3.0%
18,584	Anixter International, Inc.*	1,537,826
29,994	Belden, Inc.	1,538,092
36,309	Insight Enterprises, Inc.*	2,228,646
12,300	Itron, Inc.*	937,998
6,266	Littelfuse, Inc.	1,100,122
3,700	Methode Electronics, Inc.	127,280
2,900	OSI Systems, Inc.*	287,796
18,698	SYNNEX Corp.	2,201,503
10,000	Tech Data Corp.*	1,215,000

		11,174,263

Energy Equipment & Services – 0.9%
18,551	Apergy Corp.*	466,928
61,000	Archrock, Inc.	588,040
43,144	Cactus, Inc. Class A*	1,282,240
7,400	DMC Global, Inc.	331,076
27,300	Matrix Service Co.*	512,148
5,800	Tidewater, Inc.*	94,134

		3,274,566

Entertainment – 0.5%
7,600	The Marcus Corp.	274,360
265,301	Zynga, Inc. Class A*	1,636,907

		1,911,267

Equity Real Estate Investment Trusts (REITs) – 3.5%
7,200	American Assets Trust, Inc.	352,512
22,900	Armada Hoffler Properties, Inc.	429,146
21,700	Ashford Hospitality Trust, Inc.	59,241
30,600	Braemar Hotels & Resorts, Inc.	282,438
9,300	Cedar Realty Trust, Inc.	31,062
29,873	Chatham Lodging Trust	539,208
45,500	City Office REIT, Inc.	616,070
69,189	Colony Capital, Inc.	387,458
11,300	Columbia Property Trust, Inc.	231,876
42,000	CoreCivic, Inc.	640,920
10,779	Cousins Properties, Inc.	432,561
86,200	DiamondRock Hospitality Co.	860,276
31,000	Franklin Street Properties Corp.	266,600
14,200	Hersha Hospitality Trust	195,960
49,800	Kite Realty Group Trust	887,436
4,300	Lexington Realty Trust	46,784
34,900	Paramount Group, Inc.	470,103
48,937	Retail Properties of America, Inc. Class A	673,373
54,800	RLJ Lodging Trust	899,268
800	RPT Realty	11,600
11,800	Ryman Hospitality Properties, Inc.	993,206
8,400	Sabra Health Care REIT, Inc.	206,640
81,100	Senior Housing Properties Trust	804,917
9,634	Spirit Realty Capital, Inc.	480,159

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
68,400	Sunstone Hotel Investors, Inc.	924,084
39,700	The Geo Group, Inc.	604,234
33,300	Xenia Hotels & Resorts, Inc.	700,965

		13,028,097

Food & Staples Retailing – 0.4%
7,711	Casey’s General Stores, Inc.	1,317,116
21,800	United Natural Foods, Inc.*	163,500

		1,480,616

Food Products – 1.3%
6,700	B&G Foods, Inc.	104,185
2,901	Calavo Growers, Inc.	251,604
50,000	Darling Ingredients, Inc.*	965,000
22,437	Fresh Del Monte Produce, Inc.	715,740
8,100	John B. Sanfilippo & Son, Inc.	859,572
84,599	The Hain Celestial Group, Inc.*	1,999,920

		4,896,021

Gas Utilities – 0.3%
4,000	Chesapeake Utilities Corp.	379,200
7,700	Spire, Inc.	647,262

		1,026,462

Health Care Equipment & Supplies – 2.0%
11,700	AngioDynamics, Inc.*	179,010
440	Atrion Corp.	371,109
9,400	CONMED Corp.	1,034,188
1,330	Establishment Labs Holdings, Inc.*	24,672
5,700	Haemonetics Corp.*	688,161
11,800	Integer Holdings Corp.*	913,792
37,132	Integra LifeSciences Holdings Corp.*	2,155,884
26,000	Lantheus Holdings, Inc.*	542,100
4,700	LivaNova PLC*	332,431
20,900	Natus Medical, Inc.*	703,912
3,221	OrthoPediatrics Corp.*	124,588
9,100	Quidel Corp.*	517,790
2,900	Varex Imaging Corp.*	87,029

		7,674,666

Health Care Providers & Services – 1.4%
6,600	AMN Healthcare Services, Inc.*	387,816
4,436	Chemed Corp.	1,747,385
6,789	HealthEquity, Inc.*	385,547
7,984	Henry Schein, Inc.*	499,679
12,600	Magellan Health, Inc.*	817,740
1,600	National HealthCare Corp.	131,488
20,035	Patterson Cos., Inc.	343,199
14,100	Select Medical Holdings Corp.*	256,902
18,600	Tenet Healthcare Corp.*	471,324
17,463	Triple-S Management Corp. Class B*	264,215

		5,305,295

Health Care Technology – 0.9%
86,900	Allscripts Healthcare Solutions, Inc.*	950,686
9,600	Computer Programs & Systems, Inc.	221,472
3,500	HMS Holdings Corp.*	114,415

The accompanying notes are an integral part of these financial statements.	25

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Health Care Technology – (continued)
8,600	NextGen Healthcare, Inc.*	$145,383
9,100	Omnicell, Inc.*	640,549
13,397	Phreesia, Inc.*	396,953
12,500	Simulations Plus, Inc.	442,625
10,897	Tabula Rasa HealthCare, Inc.*	555,093

		3,467,176

Hotels, Restaurants & Leisure – 1.8%
9,700	BBX Capital Corp.	43,359
20,300	Brinker International, Inc.	902,335
33,778	Carrols Restaurant Group, Inc.*	240,837
17,200	Century Casinos, Inc.*	127,108
23,394	Choice Hotels International, Inc.	2,069,901
7,900	Del Taco Restaurants, Inc.*	60,317
46,226	Extended Stay America, Inc.	656,872
9,200	Jack in the Box, Inc.	772,984
38,077	Lindblad Expeditions Holdings, Inc.*	599,332
44,000	Penn National Gaming, Inc.*	937,860
4,500	Target Hospitality Corp.*	24,930
1,700	Texas Roadhouse, Inc.	96,050
16,640	The Habit Restaurants, Inc. Class A*	174,886
6,200	Twin River Worldwide Holdings, Inc.	155,620

		6,862,391

Household Durables – 1.6%
1,900	Cavco Industries, Inc.*	364,135
7,900	Hooker Furniture Corp.	186,993
11,397	La-Z-Boy, Inc.	404,708
22,700	M/I Homes, Inc.*	1,002,886
7,900	MDC Holdings, Inc.	305,809
13,300	Meritage Homes Corp.*	958,797
19,200	Taylor Morrison Home Corp.*	480,960
21,554	TopBuild Corp.*	2,240,107
9,500	TRI Pointe Group, Inc.*	149,530
1,700	Universal Electronics, Inc.*	88,604

		6,182,529

Household Products – 0.6%
39,989	Energizer Holdings, Inc.	1,699,132
10,589	Spectrum Brands Holdings, Inc.	531,674

		2,230,806

Insurance – 3.0%
38,500	American Equity Investment Life Holding Co.	950,180
7,000	Argo Group International Holdings Ltd.	433,090
49,085	Assured Guaranty Ltd.	2,303,068
9,291	Axis Capital Holdings Ltd.	552,164
60,600	Genworth Financial, Inc. Class A*	259,368
18,742	Global Indemnity Ltd.	464,052
28,200	Heritage Insurance Holdings, Inc.	375,624
84,997	National General Holdings Corp.	1,812,136
22,308	ProAssurance Corp.	874,920
10,100	Selective Insurance Group, Inc.	698,112
6,970	The Hanover Insurance Group, Inc.	918,019
1,600	White Mountains Insurance Group Ltd.	1,713,600

		11,354,333

Common Stocks – (continued)
Interactive Media & Services* – 0.5%
74,600	Cars.com, Inc.	843,726
27,300	Liberty TripAdvisor Holdings, Inc. Class A	263,445
26,834	Yelp, Inc.	926,041

		2,033,212

Internet & Direct Marketing Retail* – 1.2%
45,900	1-800-Flowers.com, Inc. Class A	654,534
46,886	Despegar.com Corp.	524,186
29,769	Etsy, Inc.	1,324,423
24,800	Groupon, Inc.	68,944
63,145	MakeMyTrip Ltd.	1,453,598
28,012	Stitch Fix, Inc. Class A	640,354

		4,666,039

IT Services – 4.8%
6,876	Broadridge Financial Solutions, Inc.	861,013
18,000	Cardtronics PLC Class A*	616,680
18,778	EVERTEC, Inc.	574,419
74,679	Evo Payments, Inc. Class A*	2,123,124
88,700	Genpact Ltd.	3,474,379
38,600	KBR, Inc.	1,086,976
19,832	MAXIMUS, Inc.	1,521,908
39,200	Perspecta, Inc.	1,040,368
12,210	Science Applications International Corp.	1,008,790
48,342	Sykes Enterprises, Inc.*	1,493,526
44,784	TTEC Holdings, Inc.	2,121,418
20,000	Virtusa Corp.*	745,600
7,439	WEX, Inc.*	1,407,310

		18,075,511

Leisure Products – 0.5%
44,555	Clarus Corp.	568,076
20,500	Malibu Boats, Inc. Class A*	668,710
29,400	MasterCraft Boat Holdings, Inc.*	463,050

		1,699,836

Life Sciences Tools & Services* – 2.0%
19,860	Charles River Laboratories International, Inc.	2,581,403
6,638	ICON PLC	975,122
5,700	Medpace Holdings, Inc.	419,691
61,405	NeoGenomics, Inc.	1,408,017
43,931	Syneos Health, Inc.	2,203,139

		7,587,372

Machinery – 2.6%
52,000	Commercial Vehicle Group, Inc.*	379,080
7,895	ESCO Technologies, Inc.	667,048
3,300	Federal Signal Corp.	107,052
40,900	Gates Industrial Corp. PLC*	409,000
8,700	Hillenbrand, Inc.	267,873
1,700	Hyster-Yale Materials Handling, Inc.	86,224
7,649	IDEX Corp.	1,189,649
9,327	John Bean Technologies Corp.	958,536
5,100	Kennametal, Inc.	157,845
32,300	Meritor, Inc.*	711,569

26	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Machinery – (continued)
17,100	Mueller Industries, Inc.	$526,167
1,300	Park-Ohio Holdings Corp.	39,988
3,100	Rexnord Corp.*	87,699
7,400	Spartan Motors, Inc.	129,278
4,900	SPX Corp.*	223,146
23,300	Terex Corp.	641,915
19,494	The Timken Co.	955,206
54,700	Wabash National Corp.	780,022
12,836	Woodward, Inc.	1,369,088

		9,686,385

Media – 0.6%
23,388	AMC Networks, Inc. Class A*	1,018,548
147,607	Entercom Communications Corp. Class A	513,672
3,300	Liberty Latin America Ltd. Class A*	61,677
8,200	Liberty Latin America Ltd. Class C*	150,962
35,900	TEGNA, Inc.	539,577

		2,284,436

Metals & Mining – 0.6%
43,700	Allegheny Technologies, Inc.*	918,137
52,699	Ferroglobe Representation & Warranty Insurance Trust(a)	—
42,400	Ryerson Holding Corp.*	368,456
1,900	Schnitzer Steel Industries, Inc. Class A	40,546
141,771	SunCoke Energy, Inc.*	749,969

		2,077,108

Mortgage Real Estate Investment Trusts (REITs) – 3.3%
19,900	AG Mortgage Investment Trust, Inc.	311,236
25,571	Ares Commercial Real Estate Corp.	396,350
46,908	Blackstone Mortgage Trust, Inc. Class A	1,702,760
39,300	Colony Credit Real Estate, Inc.	563,169
44,400	Invesco Mortgage Capital, Inc.	698,856
48,600	Ladder Capital Corp.	839,322
251,557	MFA Financial, Inc.	1,909,318
45,878	Redwood Trust, Inc.	749,647
80,806	Starwood Property Trust, Inc.	1,987,828
216,897	Two Harbors Investment Corp.	3,008,361
24,800	Western Asset Mortgage Capital Corp.	248,992

		12,415,839

Multi-Utilities – 0.1%
9,100	Avista Corp.	437,073

Multiline Retail – 0.1%
23,100	Big Lots, Inc.	500,577

Oil, Gas & Consumable Fuels – 2.1%
22,200	Ardmore Shipping Corp.*	177,378
700	Delek US Holdings, Inc.	27,965
68,600	DHT Holdings, Inc.	530,278
46,200	Dorian LPG Ltd.*	575,190
115,254	Enerplus Corp.	694,982
68,992	Extraction Oil & Gas, Inc.*	117,287
31,612	Jagged Peak Energy, Inc.*	224,129
201,261	Kosmos Energy Ltd.	1,247,818

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
4,700	Panhandle Oil and Gas, Inc.	66,693
9,200	Scorpio Tankers, Inc.	292,652
94,703	World Fuel Services Corp.	3,955,744

		7,910,116

Paper & Forest Products – 0.5%
4,100	Clearwater Paper Corp.*	76,014
41,554	Schweitzer-Mauduit International, Inc.	1,682,521

		1,758,535

Personal Products* – 0.3%
28,800	Edgewell Personal Care Co.	1,008,000

Pharmaceuticals* – 1.0%
40,400	Amneal Pharmaceuticals, Inc.	124,432
34,047	Catalent, Inc.	1,656,387
22,700	Horizon Therapeutics PLC	656,257
2,200	Innoviva, Inc.	25,564
10,700	Pacira BioSciences, Inc.	433,243
23,700	SIGA Technologies, Inc.	131,535
30,900	Supernus Pharmaceuticals, Inc.	858,711

		3,886,129

Professional Services – 1.8%
17,217	ASGN, Inc.*	1,094,829
7,000	Barrett Business Services, Inc.	614,110
25,783	FTI Consulting, Inc.*	2,806,995
1,500	Heidrick & Struggles International, Inc.	42,690
9,023	Huron Consulting Group, Inc.*	596,781
500	Insperity, Inc.	52,815
16,100	Kelly Services, Inc. Class A	386,561
7,900	Kforce, Inc.	323,189
7,500	Korn Ferry	275,175
12,700	TriNet Group, Inc.*	672,973

		6,866,118

Real Estate Management & Development – 0.5%
20,500	Cushman & Wakefield PLC*	382,325
88,700	Newmark Group, Inc. Class A	941,994
9,100	The RMR Group, Inc. Class A	440,440

		1,764,759

Road & Rail – 0.3%
33,397	Knight-Swift Transportation Holdings, Inc.	1,217,655

Semiconductors & Semiconductor Equipment – 1.2%
38,800	Amkor Technology, Inc.*	482,284
10,675	Brooks Automation, Inc.	453,367
21,900	Diodes, Inc.*	1,021,635
17,900	Lattice Semiconductor Corp.*	350,661
24,029	Marvell Technology Group Ltd.	586,067
15,600	Rambus, Inc.*	215,982
3,000	Silicon Laboratories, Inc.*	318,720
32,400	Ultra Clean Holdings, Inc.*	692,388
21,500	Xperi Corp.	436,558

		4,557,662

The accompanying notes are an integral part of these financial statements.	27

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Software – 5.0%
21,500	ACI Worldwide, Inc.*	$674,885
4,252	Appfolio, Inc. Class A*	413,422
10,247	Aspen Technology, Inc.*	1,179,532
5,299	Blackbaud, Inc.	444,851
26,938	Blackline, Inc.*	1,259,082
1,600	Bottomline Technologies DE, Inc.*	65,520
52,200	Cision Ltd.*	525,654
27,110	Dynatrace, Inc.*	548,435
2,684	Fair Isaac Corp.*	816,043
13,024	Guidewire Software, Inc.*	1,468,326
11,500	j2 Global, Inc.	1,092,040
5,800	LogMeIn, Inc.	380,944
1,400	MicroStrategy, Inc. Class A*	214,550
49,574	Mimecast Ltd.*	1,968,584
49,600	Mitek Systems, Inc.*	478,144
21,100	Progress Software Corp.	841,468
15,971	PROS Holdings, Inc.*	818,354
17,100	SPS Commerce, Inc.*	902,367
99,300	TiVo Corp.	808,302
17,400	Verint Systems, Inc.*	789,786
40,017	Workiva, Inc.*	1,667,509
100,092	Zuora, Inc. Class A*	1,426,311

		18,784,109

Specialty Retail – 2.9%
3,600	Asbury Automotive Group, Inc.*	371,268
5,400	Conn’s, Inc.*	130,626
15,402	Group 1 Automotive, Inc.	1,531,575
46,047	Hudson Ltd. Class A*	571,903
29,635	Lithia Motors, Inc. Class A	4,666,920
5,900	Murphy USA, Inc.*	695,787
66,060	National Vision Holdings, Inc.*	1,572,228
26,300	Sally Beauty Holdings, Inc.*	407,650
32,300	Sonic Automotive, Inc. Class A	1,041,029
6,900	Tilly’s, Inc. Class A	70,794

		11,059,780

Technology Hardware, Storage & Peripherals* – 0.4%
67,600	Diebold Nixdorf, Inc.	473,200
38,357	NCR Corp.	1,120,408

		1,593,608

Textiles, Apparel & Luxury Goods – 0.8%
600	Deckers Outdoor Corp.*	91,740
2,600	G-III Apparel Group Ltd.*	65,286
39,782	Skechers U.S.A., Inc. Class A*	1,486,653
34,032	Steven Madden Ltd.	1,401,438
11,300	Vera Bradley, Inc.*	121,588

		3,166,705

Thrifts & Mortgage Finance – 3.4%
62,861	Essent Group Ltd.	3,274,429
5,500	Federal Agricultural Mortgage Corp. Class C	465,795
7,200	Flagstar Bancorp, Inc.	261,648
5,700	HomeStreet, Inc.*	171,057
6,000	Merchants Bancorp	97,980

Common Stocks – (continued)
Thrifts & Mortgage Finance – (continued)
45,558	NMI Holdings, Inc. Class A*	1,332,572
66,120	Radian Group, Inc.	1,659,612
10,300	Sterling Bancorp, Inc.	99,807
59,240	Walker & Dunlop, Inc.	3,731,528
46,788	Washington Federal, Inc.	1,705,890

		12,800,318

Tobacco – 0.3%
15,300	Turning Point Brands, Inc.	319,311
15,795	Universal Corp.	865,566

		1,184,877

Trading Companies & Distributors – 3.2%
67,867	Air Lease Corp.	2,984,791
66,327	BMC Stock Holdings, Inc.*	1,790,166
11,800	Foundation Building Materials, Inc.*	219,362
23,600	GMS, Inc.*	707,056
13,400	Herc Holdings, Inc.*	593,084
75,796	Nesco Holdings, Inc.*	351,693
13,800	Rush Enterprises, Inc. Class A	602,922
25,197	SiteOne Landscape Supply, Inc.*	2,218,848
54,336	WESCO International, Inc.*	2,724,950

		12,192,872

Water Utilities – 0.4%
5,100	American States Water Co.	485,163
2,000	Artesian Resources Corp. Class A	74,200
1,200	Middlesex Water Co.	80,700
12,100	SJW Group	875,435

		1,515,498

Wireless Telecommunication Services – 0.1%
14,900	Shenandoah Telecommunications Co.	479,184

TOTAL COMMON STOCKS
(Cost $314,866,545)		$356,863,250

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligation(b)(c) – 0.1%
United States Treasury Bill
$240,000	0.000%	12/19/19	$239,541
(Cost $239,440)

28	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Shares	Dividend Rate	Value

Investment Company(d) – 4.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
17,650,494	1.701%	$17,650,494
(Cost $17,650,494)

TOTAL INVESTMENTS – 99.2%
(Cost $332,756,479)		$374,753,285

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		3,144,495

NET ASSETS – 100.0%		$377,897,780

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	All or portion of security is segregated as collateral for initial margin requirements on futures transactions.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2019, the Fund had the following futures contracts:

Type	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-mini Russell 2000 Index	32	12/20/19	$2,501,440	$121,328

The accompanying notes are an integral part of these financial statements.	29

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Assets and Liabilities

October 31, 2019

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Assets:

Investments, at value (cost $713,359,666, $128,382,522 and $315,105,985, respectively)	$798,150,396	$163,698,428	$357,102,791

Investments of affiliated issuers, at value (cost $22,489,043, $8,028,001 and $17,650,494, respectively)	22,489,043	8,028,001	17,650,494

Foreign currencies, at value (cost $50,164, $0 and $0, respectively)	50,364	—	—

Cash	458,029	958,716	2,921,498

Unrealized gain on forward foreign currency exchange contracts	24	11,470	—

Receivables:

Investments sold	1,397,915	445,475	920,116

Dividends	1,374,366	115,666	106,903

Foreign tax reclaims	1,339,099	3,930	—

Reimbursement from investment adviser	36,270	63,518	21,848

Investments sold on an extended settlement basis	11,934	—	—

Collateral on certain derivative contracts(a)	—	400,000	—

Other assets	25,877	15,152	14,899

Total assets	825,333,317	173,740,356	378,738,549

Liabilities:

Unrealized loss on forward foreign currency exchange contracts	—	105,574	—

Variation margin on futures contracts	—	—	17,595

Payables:

Investments purchased	1,052,951	1,479,819	338,181

Management fees	293,205	90,893	179,834

Fund shares redeemed	230,000	—	165,000

Investments purchased on an extended settlement basis	97,137	366,251	3,803

Transfer agency fees	13,569	2,877	6,244

Accrued expenses and other liabilities	442,484	118,427	130,112

Total liabilities	2,129,346	2,163,841	840,769

Net Assets:

Paid-in capital	730,859,752	129,191,575	329,347,684

Total distributable earnings	92,344,219	42,384,940	48,550,096

NET ASSETS	$823,203,971	$171,576,515	$377,897,780

Shares Outstanding $0.001 par value (unlimited number of shares authorized):	70,387,162	13,772,314	28,385,294

Net asset value, offering and redemption price per share:	$11.70	$12.46	$13.31

(a)	Segregated for collateral on forward foreign currency exchange transactions.

30	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2019

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $1,863,062, $11,756 and $9,262, respectively)	$21,358,078	$2,659,640	$4,493,550

Dividends — affiliated issuers	510,080	172,320	329,420

Interest	—	—	1,791

Total investment income	21,868,158	2,831,960	4,824,761

Expenses:

Management fees	4,260,745	1,305,630	2,553,006

Custody, accounting and administrative services	593,321	355,144	365,949

Transfer Agency fees	142,025	32,641	68,080

Professional fees	140,380	136,974	137,353

Registration fees	75,265	39,220	63,130

Trustee fees	45,041	31,042	35,753

Printing and mailing costs	35,372	20,732	27,188

Other	88,820	14,755	32,359

Total expenses	5,380,969	1,936,138	3,282,818

Less — expense reductions	(1,370,578)	(659,426)	(583,627)

Net expenses	4,010,391	1,276,712	2,699,191

NET INVESTMENT INCOME	17,857,767	1,555,248	2,125,570

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers (including commission recapture of $11,880, $95 and $0, respectively)	(4,408,717)	7,418,346	7,145,687

Futures contracts	—	—	(59,015)

Forward foreign currency exchange contracts	35,707	464,787	—

Foreign currency transactions	(96,712)	(2,341)	(80)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	75,049,177	13,218,740	24,787,404

Futures contracts	—	—	121,328

Forward foreign currency exchange contracts	(533)	(249,618)	—

Foreign currency translation	30,625	(385)	2

Net realized and unrealized gain	70,609,547	20,849,529	31,995,326

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$88,467,314	$22,404,777	$34,120,896

The accompanying notes are an integral part of these financial statements.	31

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Changes in Net Assets

	Multi-Manager International Equity Fund		Multi-Manager U.S. Dynamic Equity Fund
	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income	$17,857,767	$9,859,222	$1,555,248	$1,212,228

Net realized gain (loss)	(4,469,722)	12,888,907	7,880,792	8,188,433

Net change in unrealized gain (loss)	75,079,269	(62,895,292)	12,968,737	367,847

Net increase (decrease) in net assets resulting from operations	88,467,314	(40,147,163)	22,404,777	9,768,508

Distributions to shareholders:

From distributable earnings	(24,585,380)	(7,093,278)	(10,236,864)	(4,291,680)

From share transactions:

Proceeds from sales of shares	171,615,977	269,285,343	13,268,000	54,210,000

Reinvestment of distributions	24,585,380	7,093,278	10,236,864	4,291,680

Cost of shares redeemed	(63,850,569)	(44,996,789)	(24,622,918)	(35,535,266)

Net increase (decrease) in net assets resulting from share transactions	132,350,788	231,381,832	(1,118,054)	22,966,414

TOTAL INCREASE	196,232,722	184,141,391	11,049,859	28,443,242

Net assets:

Beginning of year	626,971,249	442,829,858	160,526,656	132,083,414

End of year	$823,203,971	$626,971,249	$171,576,515	$160,526,656

32	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Changes in Net Assets (continued)

	Multi-Manager U.S. Small Cap Equity Fund
	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income	$2,125,570	$902,587

Net realized gain	7,086,592	7,248,272

Net change in unrealized gain (loss)	24,908,734	(16,208,876)

Net increase (decrease) in net assets resulting from operations	34,120,896	(8,058,017)

Distributions to shareholders:

From distributable earnings	(8,948,144)	(5,101,142)

From share transactions:

Proceeds from sales of shares	60,002,243	165,669,010

Reinvestment of distributions	8,948,144	5,101,142

Cost of shares redeemed	(34,391,380)	(37,822,987)

Net increase in net assets resulting from share transactions	34,559,007	132,947,165

TOTAL INCREASE	59,731,759	119,788,006

Net assets:

Beginning of year	318,166,021	198,378,015

End of year	$377,897,780	$318,166,021

The accompanying notes are an integral part of these financial statements.	33

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Multi-Manager International Equity Fund
	Class P Shares
	Year Ended October 31,				Period Ended October 31, 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$10.80	$11.62	$9.41	$9.52	$10.00

Net investment income(b)	0.28	0.22	0.19	0.17	0.03

Net realized and unrealized gain (loss)	1.03	(0.86)	2.17	(0.25)	(0.51)

Total from investment operations	1.31	(0.64)	2.36	(0.08)	(0.48)

Distributions to shareholders from net investment income	(0.16)	(0.18)	(0.15)	(0.03)	—

Distributions to shareholders from net realized gains	(0.25)	— (c)	—	—	—

Total distributions	(0.41)	(0.18)	(0.15)	(0.03)	—

Net asset value, end of period	$11.70	$10.80	$11.62	$9.41	$9.52

Total return(d)	12.78%	(5.63)%	25.44%	(0.82)%	(4.80)%

Net assets, end of period (in 000s)	$823,204	$626,971	$442,830	$293,620	$185,055

Ratio of net expenses to average net assets	0.56%	0.57%	0.57%	0.57%	0.57	%(e)

Ratio of total expenses to average net assets	0.76%	0.79%	0.82%	1.01%	1.07	%(e)

Ratio of net investment income to average net assets	2.51%	1.85%	1.82%	1.81%	1.31	%(e)

Portfolio turnover rate(f)	29%	28%	37%	25%	6%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Multi-Manager U.S. Dynamic Equity Fund
	Class P Shares
	Year Ended October 31,				Period Ended October 31, 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$11.64	$11.28	$9.13	$9.51	$10.00

Net investment income(b)	0.11	0.09	0.07	0.06 (c)	0.02

Net realized and unrealized gain (loss)	1.46	0.64	2.14	(0.40)	(0.51)

Total from investment operations	1.57	0.73	2.21	(0.34)	(0.49)

Distributions to shareholders from net investment income	(0.10)	(0.04)	(0.06)	(0.04)	—

Distributions to shareholders from net realized gains	(0.65)	(0.33)	—	—	—

Total distributions	(0.75)	(0.37)	(0.06)	(0.04)	—

Net asset value, end of period	$12.46	$11.64	$11.28	$9.13	$9.51

Total return(d)	14.66%	6.51%	24.34%	(3.54)%	(4.90)%

Net assets, end of period (in 000s)	$171,577	$160,527	$132,083	$135,996	$131,932

Ratio of net expenses to average net assets	0.78%	0.78%	0.79%	0.80%	0.79	%(e)

Ratio of total expenses to average net assets	1.19%	1.18%	1.23%	1.31%	1.51	%(e)

Ratio of net investment income to average net assets	0.95%	0.80%	0.63%	0.70%	0.70	%(e)

Portfolio turnover rate(f)	91%	86%	96%	112%	14%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.17% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Multi-Manager U.S. Small Cap Equity Fund
	Class P Shares
	Year Ended October 31,				Period Ended October 31, 2016(a)
	2019	2018		2017
Per Share Data

Net asset value, beginning of period	$12.40	$12.77		$10.52	$10.00

Net investment income(b)	0.08	0.05	(c)	0.03	0.01

Net realized and unrealized gain (loss)	1.17	(0.10)		2.36	0.51

Total from investment operations	1.25	(0.05)		2.39	0.52

Distributions to shareholders from net investment income	(0.04)	(0.07)		(0.04)	—

Distributions to shareholders from net realized gains	(0.30)	(0.25)		(0.10)	—

Total distributions	(0.34)	(0.32)		(0.14)	—

Net asset value, end of period	$13.31	$12.40		$12.77	$10.52

Total return(d)	10.56%	(0.40)%		22.80%	5.20%

Net assets, end of period (in 000s)	$377,898	$318,166		$198,378	$128,775

Ratio of net expenses to average net assets	0.79%	0.80%		0.80%	0.80	%(e)

Ratio of total expenses to average net assets	0.96%	1.00%		1.19%	1.32	%(e)

Ratio of net investment income to average net assets	0.62%	0.35	%(c)	0.25%	0.26	%(e)

Portfolio turnover rate(f)	88%	32%		44%	15%

(a)	Commenced operations on April 29, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.23% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements

October 31, 2019

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Multi-Manager International Equity	Class P	Diversified
Multi-Manager U.S. Dynamic Equity	Class P	Diversified
Multi-Manager U.S. Small Cap Equity	Class P	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust. As of October 31, 2019, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager International Equity Fund with Causeway Capital Management LLC, Massachusetts Financial Services Company, doing business as MFS Investment Management and WCM Investment Management; for the Multi-Manager U.S. Dynamic Equity Fund with Lazard Asset Management LLC, Sirios Capital Management, L.P., Smead Capital Management, Inc., and Vaughan Nelson Investment Management, L.P. and for the Multi-Manager U.S. Small Cap Equity Fund with Boston Partners Global Investors Inc., Brown Advisory, LLC, and QMA LLC (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the applicable Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the applicable Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers. As of October 31, 2019, GSAM no longer had a sub-advisory agreement for the Multi-Manager U.S. Small Cap Equity Fund with PNC Capital Advisors, LLC.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

37

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).    The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange

39

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for the valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2019:

MULTI-MANAGER INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$43,088,671	$146,577,587	$—

Australia and Oceania	—	7,819,813	—

Europe	41,727,954	505,744,691	—

North America	51,643,485	—	—

South America	1,548,195	—	—

Investment Company	22,489,043	—	—

Total	$160,497,348	$660,142,091	$—

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$24	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER U.S. DYNAMIC EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$948,965	$—	$—

Europe	8,168,838	6,835,462	—

North America	147,745,163	—	—

Investment Company	8,028,001	—	—

Total	$164,890,967	$6,835,462	$—

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$11,470	$—

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$—	$(105,574)	$—

MULTI-MANAGER U.S. SMALL CAP EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$1,453,598	$—	$—

Europe	2,663,603	—	—

North America	352,221,863	—	—

South America	524,186	—	—

Fixed Income

U.S. Treasury Obligations	239,541	—	—

Investment Company	17,650,494	—	—

Total	$374,753,285	$—	$—

Derivative Type

Assets

Futures Contracts(b)	$121,328	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2019. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the

41

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2019

4. INVESTMENTS IN DERIVATIVES (continued)

effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Manager International Equity Fund
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$24		—	$—

Multi-Manager U.S. Dynamic Equity Fund
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$11,470		Payable for unrealized loss on forward foreign currency exchange contracts	$(105,574)

Multi-Manager U.S. Small Cap Equity Fund
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Equity	Variation margin on futures contracts	$121,328	(a)	—	$—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager International Equity Fund
Risk	Statements of Operations	Net Realized Gain	Net Change in Unrealized Gain	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain (loss) on forward foreign currency exchange contracts	$35,707	$(533)	1

Multi-Manager U.S. Dynamic Equity Fund
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain (loss) on forward foreign currency exchange contracts	$464,787	$(249,618)	13

Multi-Manager U.S. Small Cap Equity Fund
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts / Net change in unrealized gain (loss) on futures contracts.	$(59,015)	$121,328	18

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2019.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

	Management Rate
Fund	Contractual Management Rate	Effective Net Management Rate*^
Multi-Manager International Equity	0.60%	0.43%
Multi-Manager U.S. Dynamic Equity	0.80	0.63
Multi-Manager U.S. Small Cap Equity	0.75	0.60

*	GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. These arrangements will remain in effect through at least February 28, 2020 and prior to such date, GSAM may not terminate the applicable arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended October 31, 2019, GSAM waived $37,317, $12,598 and $24,015 of the management fee for the Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity and Multi-Manager U.S. Small Cap Equity Funds, respectively.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.02% of the average daily net assets of Class P Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit each Fund’s “Total Annual Operating Expenses” (excluding acquired fund fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Total Annual Operating Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Total Annual Operating Expense limitations as an annual percentage rate of average daily net assets for the Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity and the Multi-Manager U.S. Small Cap Equity Funds are 0.57%, 0.79% and 0.80% respectively. These Total Annual Operating Expense limitations will remain in place through at least February 28, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Total Annual Operating Expense” limitations described above.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2019, these expense reductions, including any fee waivers and Total Annual Operating Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Annual Operating Expense Reductions
Multi-Manager International Equity	$1,185,309	$185,269	$1,370,578
Multi-Manager U.S. Dynamic Equity	269,882	389,544	659,426
Multi-Manager U.S. Small Cap Equity	495,486	88,141	583,627

D.  Line of Credit Facility — As of October 31, 2019, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2019, the Funds did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

E.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2019 , Goldman Sachs earned $201 and $1,398 in brokerage commissions from portfolio transactions, on behalf of the Multi-Manager International Equity and Multi-Manager U.S. Small Cap Equity Funds, respectively.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the year ended October 31, 2019:

Fund	Market Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Market Value as of October 31, 2019	Shares as of October 31, 2019	Dividend Income
Multi-Manager International Equity	$22,326,171	$372,041,755	$(371,878,883)	$22,489,043	22,489,043	$510,080
Multi-Manager U.S. Dynamic Equity	8,575,215	87,770,345	(88,317,559)	8,028,001	8,028,001	172,320
Multi-Manager U.S. Small Cap Equity	17,772,708	166,466,235	(166,588,449)	17,650,494	17,650,494	329,420

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2019, were as follows:

Fund	Purchases	Sales and Maturities
Multi-Manager International Equity	$318,765,811	$195,531,060
Multi-Manager U.S. Dynamic Equity	139,959,517	145,378,696
Multi-Manager U.S. Small Cap Equity	316,175,333	285,094,964

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ACTIVE EQUITY MULTI-MANAGER FUNDS

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2019 was as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Distribution paid from:
Ordinary income	$11,615,633	$4,504,389	$3,721,929
Net long-term capital gains	12,969,747	5,732,475	5,226,215
Total taxable distributions	$24,585,380	$10,236,864	$8,948,144
Tax return of capital	$—	$—	$—

The tax character of distributions paid during the fiscal year ended October 31, 2018 was as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Distribution paid from:
Ordinary income	$7,089,359	$475,869	$3,155,996
Net long-term capital gains	3,919	3,815,811	1,945,146
Total taxable distributions	$7,093,278	$4,291,680	$5,101,142

As of October 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Undistributed ordinary income — net	$18,024,435	$3,802,574	$1,480,012
Undistributed long-term capital gains	1,149,216	4,840,439	9,933,603
Total undistributed earnings	$19,173,651	$8,643,013	$11,413,615
Unrealized gains (losses) — net	73,170,568	33,741,927	37,136,481
Total accumulated earnings (losses) net	$92,344,219	$42,384,940	$48,550,096

As of October 31, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Tax Cost	$747,274,454	$137,890,008	$337,738,132
Gross unrealized gain	114,508,379	36,057,121	54,785,360
Gross unrealized loss	(41,337,811)	(2,315,194)	(17,648,879)
Net unrealized gains	$73,170,568	$33,741,927	$37,136,481

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

45

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2019

7. TAX INFORMATION (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment

46

ACTIVE EQUITY MULTI-MANAGER FUNDS

8. OTHER RISKS (continued)

model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in a Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date other than above have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

47

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2019

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager International Equity Fund

	For the Fiscal Year Ended October 31, 2019		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class P Shares
Shares sold	15,694,040	$171,615,977	23,098,089	$269,285,343
Reinvestment of distributions	2,457,124	24,585,380	605,229	7,093,278
Shares redeemed	(5,792,905)	(63,850,569)	(3,791,376)	(44,996,789)

NET INCREASE	12,358,259	$132,350,788	19,911,942	$231,381,832

	Multi-Manager U.S. Dynamic Equity Fund

	For the Fiscal Year Ended October 31, 2019		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class P Shares
Shares sold	1,130,475	$13,268,000	4,651,595	$54,210,000
Reinvestment of distributions	961,226	10,236,864	375,628	4,291,680
Shares redeemed	(2,106,932)	(24,622,918)	(2,945,947)	(35,535,266)

NET INCREASE (DECREASE)	(15,231)	$(1,118,054)	2,081,276	$22,966,414

	Multi-Manager U.S. Small Cap Equity Fund

	For the Fiscal Year Ended October 31, 2019		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class P Shares
Shares sold	4,779,300	$60,002,243	12,533,550	$165,669,010
Reinvestment of distributions	794,190	8,948,144	403,074	5,101,142
Shares redeemed	(2,850,471)	(34,391,380)	(2,809,267)	(37,822,987)

NET INCREASE	2,723,019	$34,559,007	10,127,357	$132,947,165

48

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Goldman Sachs Trust II and Shareholders of Goldman Sachs Multi-Manager International Equity Fund, Goldman Sachs Multi-Manager U.S. Dynamic Equity Fund, and Goldman Sachs Multi-Manager U.S. Small Cap Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Multi-Manager International Equity Fund, Goldman Sachs Multi-Manager U.S. Dynamic Equity Fund, and Goldman Sachs Multi-Manager U.S. Small Cap Equity Fund (three of the funds constituting Goldman Sachs Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

49

ACTIVE EQUITY MULTI-MANAGER FUNDS

Fund Expenses — Six Month Period Ended October 31, 2019 (Unaudited)

As a shareholder of Class P Shares of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 through October 31, 2019, which represents a period of 184 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager International Equity Fund				Multi-Manager U.S. Dynamic Equity Fund				Multi-Manager U.S. Small Cap Equity Fund
Share Class	Beginning Account Value 5/1/19	Ending Account Value 10/31/19		Expenses Paid for the 6 months ended 10/31/19*	Beginning Account Value 5/1/19	Ending Account Value 10/31/19		Expenses Paid for the 6 months ended 10/31/19*	Beginning Account Value 5/1/19	Ending Account Value 10/31/19		Expenses Paid for the 6 months ended 10/31/19*
Class P
Actual	$1,000.00	$1,029.90		$2.87	$1,000.00	$1,041.80		$4.01	$1,000.00	$1,009.90		$4.00
Hypothethical 5% return	1,000.00	1,022.38	+	2.85	1,000.00	1,021.27	+	3.97	1,000.00	1,021.22	+	4.02

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class P
Multi-Manager International Equity Fund	0.56%
Multi-Manager U.S. Dynamic Equity Fund	0.78
Multi-Manager U.S. Small Cap Equity Fund	0.79

50

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Multi-Manager International Equity Fund, Multi-Manager U.S. Dynamic Equity Fund, and Multi-Manager U.S. Small Cap Equity Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. Each Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. The Board determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with the Investment Adviser on behalf of the Funds.

The Management Agreement was most recently approved for continuation until August 31, 2020 by the Board, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on August 6-7, 2019 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreements (each a “ Designated Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and (i) each of Causeway Capital Management LLC, Massachusetts Financial Services Company (d/b/a MFS Investment Management), and WCM Investment Management (on behalf of Multi-Manager International Equity Fund); (ii) each of Lazard Asset Management LLC, Sirios Capital Management, L.P., and Smead Capital Management, Inc. (on behalf of Multi-Manager U.S. Dynamic Equity Fund); and (iii) each of Boston Partners Global Investors, Inc. and Brown Advisory LLC (on behalf of Multi-Manager U.S. Small Cap Equity Fund) (collectively, the “Designated Sub-Advisers”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement and the Designated Sub-Advisory Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, and the Designated Sub-Advisers, including, as applicable, information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and the Designated Sub-Advisers and the Designated Sub-Advisers’ portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and commingled investment vehicles with comparable investment strategies managed by the Investment Adviser, as well as general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(iii)	comparative information on the advisory fees charged and services provided by the Investment Adviser to certain collective investment vehicles that it manages with comparable investment strategies;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	with respect to the Investment Adviser, portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; information on the Designated Sub-Advisers’ compensation arrangements; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (as well as the Designated Sub-Advisers), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(n)	the Investment Adviser’s and Designated Sub-Advisers’ processes and policies addressing various types of potential conflicts of interest; their approaches to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets and share purchase and redemption activity.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Funds and the respective services of the Investment Adviser and its affiliates, and the Designated Sub-Advisers. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Trustees periodically received written materials and oral presentations from the funds’ various sub-advisers, including the Designated Sub-Advisers. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Trustees reviewed a written response prepared by each Designated Sub-Adviser to a similar request for information submitted to the Designated Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. They also recalled presentations received during the past year, which described portfolio management changes for the Funds. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the Sub-Adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management and compliance.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings compiled by the Outside Data Provider, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees considered the Investment Adviser’s representations that each Fund had significant differences from its Outside Data Provider peer group that caused it to be an imperfect basis for comparison. The Trustees also compared the investment performance of each Fund to the performance of comparable unregistered funds for which the Investment Adviser also serves as investment adviser. They considered that the unregistered funds provide an imperfect performance comparison because they are not subject to the requirements of the Investment Company Act of 1940, as amended.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and the Sub-Advisers’ portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Multi-Manager International Equity Fund’s Class P Shares had placed in the first quartile of the Fund’s performance peer group for the one- and three-year periods, and had outperformed the Fund’s benchmark index for the one-year period ended March 31, 2019. They observed that the Multi-Manager U.S. Dynamic Equity Fund’s Class P Shares had placed in the second quartile of the Fund’s performance peer group for the one-year period and the third quartile for the three-year period, and had underperformed the Fund’s benchmark index for the one-year period ended March 31, 2019. The Trustees noted that the Multi-Manager U.S. Small Cap Equity Fund’s Class P Shares had placed in the second quartile of the Fund’s performance peer group, and had underperformed the Fund’s benchmark index for the one-year period ended March 31, 2019.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by each Fund thereunder, and the net amount retained by the Investment Adviser after payment of sub-advisory fees. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds, as well as additional information provided by the Investment Adviser throughout the year. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees also considered comparative fee information for services provided by the Investment Adviser to collective investment vehicles having investment objectives and policies similar to those of the Funds. The Trustees considered that services provided to the Funds differed in various significant respects from the services provided to these collective investment vehicles, which generally operated under less stringent regulatory and financial reporting requirements and required fewer services from the Investment Adviser. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

The Trustees considered the Investment Adviser’s undertaking to waive a portion of the management fee payable by each Fund. In this regard, the Trustees noted that the Investment Adviser’s institutional clients that are invested in the Funds pay a single management fee for the Investment Adviser’s management of their accounts, and that the Investment Adviser waives a portion of the management fee with respect to each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s sub-advisers. They also considered the Investment Adviser’s undertaking to limit each Fund’s total annual operating expenses (excluding certain expenses) to a specified level. In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

The Investment Adviser’s Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency, and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated.

The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees considered that the Funds are offered to the Investment Adviser’s institutional clients as part of an investment model whereby the Funds and other funds act as core “building blocks” with which the client and the Investment Adviser form an investment strategy for the client’s portfolio. The Trustees considered the Investment Adviser’s representations that its clients benefit from this investment model with increased liquidity, increased investment oversight, access to new investment strategies, economies of scale, and reduced complexity in managing client portfolios. The Trustees noted that, pursuant to the model, clients pay a management fee for the Investment Adviser’s management of their accounts, and that the fund-level management fee in excess of the weighted average sub-advisory fees are waived in order to avoid charging two layers of management fees. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits (if any); information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Funds that exceed specified levels. The Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions (in its capacity as clearing broker) and futures transactions on behalf of the Funds; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of the Investment Adviser’s other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with the Funds’ custodian on behalf of its other clients, as a result of the relationship with the Funds; and (f) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers (including the Sub-Advisers) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (d) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (e) access to certain affiliated distribution channels.

54

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the investment management fees paid by each Fund were reasonable in light of the factors considered, and that the Management Agreement, and the terms thereof, should be approved and continued with respect to each Fund until August 31, 2020.

Designated Sub-Advisory Agreements

Nature, Extent, and Quality of the Services Provided Under the Designated Sub-Advisory Agreements and Performance

In evaluating the Designated Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Designated Sub-Advisers. In evaluating the nature, extent, and quality of services provided by each Designated Sub-Adviser, the Trustees considered information on the services provided to the Funds by their respective Designated Sub-Advisers, including information about each Designated Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and, if applicable, other funds and/or accounts with investment strategies similar to those employed on behalf of the Funds; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of each Designated Sub-Adviser, the Designated Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees also reviewed the operations and investment performance of each Designated Sub-Adviser’s respective sleeve of the applicable Fund since its inception, including a comparison of each Designated Sub-Adviser to relevant benchmark indices based on various metrics, including realized beta, excess return, alpha, and volatility.

Costs of Services Provided

The Trustees reviewed the terms of each Designated Sub-Advisory Agreement, including the schedule of fees payable to the Designated Sub-Advisers. They considered any breakpoints in the sub-advisory fee rate payable under each Designated Sub-Advisory Agreement. The Trustees noted that the compensation paid to each Designated Sub-Adviser is paid by the Investment Adviser, not by the Funds. The Trustees considered that certain Designated Sub-Advisers had agreed to reduce their sub-advisory fee rate, which benefited shareholders of the applicable Funds in light of the existing management fee waiver arrangement. The Trustees reviewed the blended average of all sub-advisory fees paid by the Investment Adviser with respect to each Fund in light of the overall management fee paid by each Fund. They also considered the Investment Adviser’s undertaking to waive a portion of its management fee which is in excess of the weighted average of each Fund’s sub-advisory fees.

Conclusion

In connection with their consideration of the Designated Sub-Advisory Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees paid by the Investment Adviser to each Designated Sub-Adviser were reasonable in light of the factors considered, and that each Designated Sub-Advisory Agreement should be approved and continued until August 31, 2020.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 63	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)	Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014). Chair of the Board of Trustees — Goldman Sachs Trust II.	19	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer)

Lawrence Hughes Age: 61	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as Chairman of the Board of Directors, Ellis Memorial and Eldredge House (a not-for-profit organization) (2012-Present). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	19	None

John F. Killian Age: 64	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II.	19	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company

Steven D. Krichmar Age: 61	Trustee	Since 2018	Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001). Trustee — Goldman Sachs Trust II.	19	None

56

ACTIVE EQUITY MULTI-MANAGER FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	President and Trustee	Since 2012	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	162	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2019, Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 39 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

57

ACTIVE EQUITY MULTI-MANAGER FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer Since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); and Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Active Equity Multi-Manager Funds — Tax Information (Unaudited)

For the year ended October 31, 2019, 0.16%, 45.42% and 60.26% of the dividends paid from net investment company taxable income by the Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity, and Multi-Manager U.S. Small Cap Equity Funds qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2019, 100%, 50.47% and 64.02% of the dividends paid from net investment company taxable income by the Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity, and Multi-Manager U.S. Small Cap Equity Funds qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity, and Multi-Manager U.S. Small Cap Equity Funds designate $12,969,747, $5,732,475 and $5,226,215 or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2019.

From distributions paid during the year ended October 31, 2019, the total amount of income received by Multi-Manager International Equity Fund from sources within foreign countries and possessions of the United States was $0.1713 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Multi-Manager International Equity Fund was 97.05%. The total amount of taxes paid by the Multi-Manager International Equity Fund was $0.0187 per share.

During the fiscal year ended October 31, 2019, the Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity and Multi-Manager U.S. Small Cap Equity Funds designate $1,608,873, $3,013,729 and $2,727,463 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

58

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.60 trillion in assets under supervision as of September 30, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Municipal Income Completion Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[4]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[6]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
[6]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on the Funds’ managements’ predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include a Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Fund holdings and allocations shown are as of October 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2019 Goldman Sachs. All rights reserved. 187112-OTU-1103591 MMGRFDSAR-19

Goldman Sachs Funds

Annual Report	October 31, 2019

GQG Partners International Opportunities Fund

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Fund’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs GQG Partners International Opportunities Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs GQG Partners International Opportunities Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the portfolio management team of GQG Partners LLC, the Goldman Sachs GQG Partners International Opportunities Fund’s (the “Fund”) sub-adviser, discusses the Fund’s performance and positioning for the 12-month period ended October 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 20.19%, 19.24%, 20.65%, 20.42%, 20.61%, 19.91% and 20.68%, respectively. These returns compare to the 11.27% average annual total return of the Fund’s benchmark, the MSCI ACWI ex USA Index (Net, Unhedged) (the “Index”), during the same time period.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	Global equities recorded double-digit gains during the Reporting Period. U.S. stocks outperformed non-U.S. developed markets stocks. Non-U.S. developed markets stocks also slightly lagged emerging markets equities.

When the Reporting Period began in November 2018, global equity markets advanced on dovish comments from U.S. Federal Reserve (“Fed”) Chair Jerome Powell, an accommodative stance by Chinese policymakers toward the private corporate sector and seemingly encouraging progress in China-U.S. trade talks. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) However, in December 2018, global equities plunged on renewed investor fears sparked by the arrest of a Chinese technology executive, a partial U.S. federal government shutdown and the U.S. President’s criticism of U.S. Fed Chair Powell. Global equities also fell sharply on trade war escalations between the U.S. and China as well as on political uncertainty — and in a delayed response to an earlier rise in global interest rates. Political uncertainty remained elevated in Europe, particularly surrounding the Italian fiscal budget and ongoing Brexit negotiations. (Brexit indicates the U.K.’s path out of the European Union.)

Recovering from weakness in the last months of 2018, global equities rallied during the first quarter of 2019. The Fed maintained its dovish stance amidst slower global economic growth and also announced a pause in its interest rate hiking cycle. At the same time, significant progress appeared to be made in U.S.-China trade talks, paving the way for a potential resolution. In the U.S., stocks posted double-digit gains. European equities were resilient, despite the overhang of Brexit and slowing economic data. Japanese equities advanced during the first calendar quarter, as investor fears around the extent of the global economic growth slowdown eased and the Japanese yen gradually weakened. Within emerging markets equities, Chinese stocks benefited from seeming progress in U.S.-China trade negotiations, faster than consensus expected policy easing and positive corporate earnings results. However, investors remained cautious around Indian equities, with general elections scheduled to commence in April 2019. Investors also remained cautious around Turkish markets, which were rattled by the overall economic downturn and by municipal elections at the end of March 2019.

Global equities continued to post gains during the second quarter of 2019, supported by increasingly accommodative stances by several major central banks, including the Fed. Trade tensions between the U.S. and China dominated headlines and broadly added noise to the markets. (Noise refers to information or activity that confuses or misrepresents genuine underlying trends.) In April 2019, there was investor optimism about a possible trade deal, but the positive sentiment faded in May when the U.S. President threatened to raise then-current tariffs and impose new duties on $300 billion of additional Chinese imports. Nevertheless, global equities generally recovered in June 2019 while awaiting U.S.-China trade talks to reconvene at the G20 Summit. (The G20 (or Group of Twenty) is an international forum for the governments and central bank

1

PORTFOLIO RESULTS

governors from 19 countries and the European Union. It was founded in 1999 with the aim to discuss policy pertaining to the promotion of international financial stability.) Ultimately, the U.S. agreed to hold off on imposing the additional tariffs and to delay restrictions against Chinese technology firm Huawei, allowing U.S. companies to resume sales to the company.

During the third calendar quarter, the performance of developed markets equities was mixed, with U.S. stocks recording slightly positive returns and non-U.S. developed markets stocks edging down. Trade news continued to dominate market movements as did increasing political uncertainty across most governments. In the U.S., the Fed cut interest rates in July and September — its first interest rate cuts since 2008 — in an effort to prolong the U.S. economic expansion. In Europe, an economic slowdown, driven by weaker foreign demand, global tariff disputes and business uncertainty risk from Brexit, led the European Central Bank (“ECB”) to restart its quantitative easing measures. Emerging markets equities started the third quarter on a soft note, as in July 2019, despite their meeting in Shanghai, the U.S. and Chinese Presidents were unable to make any forward steps toward a trade deal. Emerging markets equities remained under pressure in August 2019, as the U.S. President announced a new round of tariffs on another $300 billion of Chinese goods, and China announced retaliatory tariffs on $75 billion of U.S. goods. Emerging markets equities then surged in September 2019, as optimism rose that both sides might soon be able to reach an agreement.

In October 2019, global equities generated positive returns. Within developed equity markets broadly, investors welcomed signs of an easing in geopolitical tensions, as U.S. and Chinese authorities appeared to move closer to a partial trade agreement and as the risks of a no-deal Brexit receded with the European Union extending the Brexit deadline to January 31, 2020. In the U.S., the Fed cut interest rates for the third time in 2019, but Fed Chair Powell signaled another rate change was unlikely as long as economic conditions remained steady. European equity markets moved higher on positive third calendar quarter corporate earnings and unchanged ECB policy. Japanese equities saw positive returns during October 2019, as Japan’s economy continued to recover. As for emerging markets equities, they benefited from the seeming progress in U.S.-China trade talks, with investors then expecting some sort of official interim deal between the two parties in the foreseeable future. Indian equities continued their solid performance during the month, largely driven by continued economic momentum and corporate earnings upgrades following the nation’s September corporate tax rate cut. Brazil continued its monetary policy easing cycle, as its central bank cut interest rates for a third straight meeting following the passing of new pension reform that led to heightened hopes of a recovery for the country’s sluggish economy amid low inflation.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund generated positive absolute returns and outperformed the Index. The Fund’s outperformance was driven primarily by security selection. Asset allocation also added modestly to relative returns.

The Fund also benefited as we sought to mitigate the risks associated with increased market volatility. Additionally, beginning in the third quarter of 2018 and through the end of the Reporting Period, the Fund was helped by our decision to focus on companies with greater earnings stability. Near calendar year-end, we found what we considered to be the best risk-reward opportunities in companies with more stable growth, which bolstered the Fund’s performance. We preferred these companies to high growth companies, which we considered prone to downward earnings revisions, and also to relatively inexpensive stocks that offered little growth potential, in our view. Our focus on large-cap stocks was also a tailwind for the Fund, as large-cap stocks outperformed small-cap stocks during the Reporting Period.

Q	Which equity market sectors and countries most significantly affected Fund performance?

A	During the Reporting Period, stock selection in nine of the 11 sectors in the Index added to the Fund’s relative performance. The greatest gains were within the financials sector, led by financial exchanges and emerging markets bank stocks. Security selection in the communication services and health care sectors also contributed positively to relative performance. Conversely, stock selection in the energy and consumer discretionary sectors detracted slightly from relative returns.

From an asset allocation perspective, an underweight position relative to the Index in the energy sector and overweight positions relative to the Index in the information technology and health care sectors contributed positively to the Fund’s relative results. On the other hand, underweight positions in the consumer discretionary, industrials and materials sectors diminished the Fund’s relative performance.

2

PORTFOLIO RESULTS

With regard to countries, stock selection in the U.K., Spain and Germany added substantially to the Fund’s returns. On the downside, stock selection in the Netherlands and China detracted from relative results.

Q	What were some of the Fund’s best-performing individual stocks during the Reporting Period?

A	The Fund’s best-performing individual holdings during the Reporting Period were Cellnex Telecom, London Stock Exchange Group and HDFC Bank.

Cellnex Telecom, Europe’s leading independent wireless tower operator, added most to the Fund’s returns during the Reporting Period. The Spain-based company executed on its core strategy, providing long-term corporate earnings visibility, and benefited from its European telecommunication cost-cutting initiatives.

The London Stock Exchange Group, a U.K.-headquartered financial exchange, benefited from growth in its diversified business lines, both in transaction volumes for swaps and in investment flows into passive products through FTSE Russell, its wholly owned subsidiary.

Despite macro headwinds in India, HDFC Bank benefited from broadly lower non-performing loans compared to its state-run peers. It also continued to gain market share through strong underwriting and cost advantages due to scale.

Q	Which stocks detracted most from the Fund’s relative performance during the Reporting Period?

A	Glencore, Capgemini and Hang Seng Bank detracted most from the Fund’s relative returns during the Reporting Period.

The Fund was hampered by an investment in Glencore, a British-Swiss commodity trading and mining company that is both diversified across product lines and closely tied to China. Because of slowing Chinese economic growth, we considered Glencore’s risks too high. As a result, we sold the Fund’s position during the Reporting Period in favor of what we saw as other attractive opportunities.

France-based Capgemini, an information technology consulting firm, experienced weakness in its largest core European markets, which was not completely offset by its attempts to diversify into non-core European markets. During the Reporting Period, we eliminated the Fund’s investment in Capgemini and reallocated the capital to what we considered better alternatives.

We sold the Fund’s position in Hang Seng Bank amid decelerating business economics, the result of the bank’s slower than consensus expected market expansion. In addition, a sharp decline in Hong Kong economic activity reduced the bank’s earnings growth visibility, in our view.

Q	Were there any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in Novartis, a Swiss multinational pharmaceutical company. We liked what we considered to be Novartis’ robust and diversified product pipeline as well as a fundamental improvement in its core business. Specifically, the company was focusing less on lower-margin generic medications and more on higher-margin oncology drugs.

Another notable purchase was China Tower, the world’s largest telecommunications infrastructure operator. In our view, the company is benefiting from improved tenancy rates and increased demand for mobile broadband use. We also believe it is at the forefront of the rollout of China’s fifth-generation, or 5G, network.

As mentioned previously, we exited the Fund’s investments in Glencore, Capgemini and Hang Seng Bank during the Reporting Period.

Q	What changes were made to the Fund’s sector and country weightings during the Reporting Period?

A	In terms of sector weightings, we increased the Fund’s exposures to health care and utilities during the Reporting Period. We decreased its exposures to financials and consumer staples. Regarding countries, we increased the Fund’s exposures to the U.S. and France and reduced its exposures to Japan and the Netherlands during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	Forward foreign exchange contracts were used during the Reporting Period as part of the standard process of buying and selling non-U.S. securities in their local currency. The use of forward foreign exchange contracts did not have a material impact on the Fund’s performance. During the Reporting Period, the Fund used rights to obtain the opportunity, but not the obligation, to buy additional shares of Cellnex Telecom at a discount, which had a positive impact on performance.

3

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	The Fund was overweight relative to the Index in the consumer staples, health care, information technology and utilities sectors at the end of the Reporting Period. It was underweight the consumer discretionary, energy, industrials, materials and real estate sectors. The Fund was rather neutrally positioned compared to the Index in the communication services and financials sectors at the end of the Reporting Period.

In terms of countries, the Fund had significant exposure to the U.S., which had no weighting in the Index, at the end of the Reporting Period. It was overweight relative to the Index in France, Switzerland, Spain and India. Compared to the Index, the Fund was underweight Japan, Brazil, Canada, China, South Korea and Taiwan. At the end of the Reporting Period, the Fund was rather neutrally weighted in the other countries comprising the Index.

Q:	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A:	Effective September 1, 2019, Brian Kersmanc of GQG Partners LLC was added as a deputy portfolio manager for the Fund. Rajiv Jain continued to serve as the lead portfolio manager for the Fund.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed the probability of a no-deal Brexit had declined, and while the U.S.-China trade dispute was still unresolved, we saw a desire for de-escalation. In our view, the reduced uncertainty could prove positive for equity markets overall in the near term. We also believed our focus on durable earnings growth is likely to be rewarded going forward. That said, in anticipation of a global economic recovery, investors could drive up share prices on lower quality, cyclical companies, in our opinion. If so, our quality approach may well lag the Index.

Overall, our strategy remains the same — to look for what we consider to be high quality companies with solid prospects over the next three years and beyond. We are generally sector-neutral in our investment approach, which means we look for “best of breed” companies across sectors, whether or not those sectors are traditionally defined as cyclical or not. The Fund’s positioning will always be affected by share price movements, which may reflect macro events, including political developments, as well as company-specific events, including operational developments and mergers and acquisitions.

4

FUND BASICS

GQG Partners International Opportunities Fund

as of October 31, 2019

TOP TEN HOLDINGS AS OF 10/31/19[1]

Holding	% of Net Assets	Line of Business

HDFC Bank Ltd. ADR	4.3%	Banks
AstraZeneca PLC	4.2	Pharmaceuticals
Deutsche Boerse AG	4.1	Capital Markets
Air Liquide SA	4.0	Chemicals
SAP SE ADR	4.0	Software
Philip Morris International, Inc.	4.0	Tobacco
Nestle SA	3.8	Food Products
Novartis AG	3.4	Pharmaceuticals
London Stock Exchange Group PLC	3.3	Capital Markets
Mastercard, Inc. Class A	3.2	IT Services

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph generally categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Performance Summary

October 31, 2019

The following graph shows the value, as of October 31, 2019, of a $1,000,000 investment made on December 15, 2016 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI All Country World Index ex USA Index (Net, Unhedged) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs GQG Partners International Opportunities Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from December 15, 2016 through October 31, 2019.

Average Annual Total Return through October 31, 2019*	One Year	Since Inception
Class A (Commenced December 15, 2016)
Excluding sales charges	20.19%	14.63%
Including sales charges	13.55%	12.40%

Class C (Commenced December 15, 2016)
Excluding contingent deferred sales charges	19.24%	13.78%
Including contingent deferred sales charges	18.24%	13.78%

Institutional Class (Commenced December 15, 2016)	20.65%	15.08%

Investor Class (Commenced December 15, 2016)	20.42%	14.88%

Class P (Commenced April 16, 2018)	20.61%	8.52%

Class R (Commenced December 15, 2016)	19.91%	14.34%

Class R6 (Commenced December 15, 2016)	20.68%	15.08%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

6

FUND BASICS

Index Definitions

The MSCI ACWI ex USA Index is an international equity index that tracks stocks from 22 developed and 24 emerging markets countries. Developed countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the U.K. Emerging markets countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. It is not possible to invest directly in an unmanaged index.

7

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments

October 31, 2019

Shares	Description	Value

Common Stocks – 95.6%
Australia – 4.4%
2,025,143	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	$44,158,298
489,481	CSL Ltd. (Biotechnology)	86,323,034
375,407	Macquarie Group Ltd. (Capital Markets)	34,664,110

		165,145,442

Belgium – 1.2%
631,446	KBC Group NV (Banks)	44,399,668

Canada – 3.3%
4,678,770	Algonquin Power & Utilities Corp. (Multi-Utilities)	64,261,597
1,445,988	Fortis, Inc. (Electric Utilities)	60,074,758

		124,336,355

China(a) – 0.6%
109,055,520	China Tower Corp. Ltd. Class H (Diversified Telecommunication Services)	24,002,318

Denmark – 3.5%
301,656	Coloplast A/S Class B (Health Care Equipment & Supplies)	36,318,154
171,957	Genmab A/S* (Biotechnology)	37,571,672
1,009,220	Novo Nordisk A/S Class B (Pharmaceuticals)	55,495,690

		129,385,516

France – 13.5%
1,128,498	Air Liquide SA (Chemicals)	150,046,267
3,434,305	Credit Agricole SA (Banks)	44,811,996
73,745	Hermes International (Textiles, Apparel & Luxury Goods)	53,122,387
352,017	L’Oreal SA (Personal Products)	102,810,671
273,981	Pernod Ricard SA (Beverages)	50,613,355
647,720	Safran SA (Aerospace & Defense)	102,592,296

		503,996,972

Germany – 8.1%
991,351	Deutsche Boerse AG (Capital Markets)	153,520,240
1,113,580	SAP SE ADR(b) (Software)	147,638,436

		301,158,676

Hong Kong – 1.9%
7,044,878	AIA Group Ltd. (Insurance)	70,154,429

India – 6.4%
2,645,262	HDFC Bank Ltd. ADR (Banks)	161,599,055
7,892,091	Infosys Ltd. ADR (IT Services)	75,685,153

		237,284,208

Indonesia – 0.9%
15,179,466	Bank Central Asia Tbk PT (Banks)	33,976,612

Ireland – 1.4%
273,465	Accenture PLC Class A (IT Services)	50,705,880

Common Stocks – (continued)
Italy – 1.0%
5,029,173	Enel SpA (Electric Utilities)	38,977,891

Japan – 2.1%
1,436,116	Tokio Marine Holdings, Inc. (Insurance)	77,644,453

Netherlands – 3.7%
153,121	ASML Holding NV (Semiconductors & Semiconductor Equipment)	40,135,203
383,885	Euronext NV(a) (Capital Markets)	30,968,810
294,693	Heineken NV (Beverages)	30,093,888
611,332	Unilever NV (Personal Products)	36,133,800

		137,331,701

Singapore – 0.7%
10,941,740	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	25,483,867

Spain – 5.5%
794,223	Cellnex Telecom SA* (Diversified Telecommunication Services)	34,269,822
2,735,674	Cellnex Telecom SA*(a) (Diversified Telecommunication Services)	118,041,136
5,250,266	Iberdrola SA (Electric Utilities)	53,967,449

		206,278,407

Sweden – 1.1%
4,216,479	Svenska Handelsbanken AB Class A (Banks)	42,315,757

Switzerland – 9.6%
103,150	Lonza Group AG* (Life Sciences Tools & Services)	37,178,604
1,308,108	Nestle SA (Food Products)	139,943,109
1,437,644	Novartis AG (Pharmaceuticals)	125,614,428
327,560	Sika AG (Chemicals)	56,309,695

		359,045,836

United Kingdom – 10.9%
1,587,902	AstraZeneca PLC (Pharmaceuticals)	154,847,783
2,207,088	Diageo PLC (Beverages)	90,338,266
1,381,370	London Stock Exchange Group PLC (Capital Markets)	124,487,445
2,006,790	Prudential PLC (Insurance)	35,052,273

		404,725,767

United States – 15.8%
1,140,997	Abbott Laboratories (Health Care Equipment & Supplies)	95,398,759
46,675	Alphabet, Inc. Class A* (Interactive Media & Services)	58,754,490
46,673	Alphabet, Inc. Class C* (Interactive Media & Services)	58,813,114
426,547	Mastercard, Inc. Class A (IT Services)	118,072,475

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
1,812,656	Philip Morris International, Inc. (Tobacco)	$147,622,705
607,704	Visa, Inc. Class A (IT Services)	108,693,937

		587,355,480

TOTAL COMMON STOCKS
(Cost $3,074,227,252)		$3,563,705,235

Shares	Dividend Rate	Value

Preferred Stocks – 1.2%
Germany – 1.2%
Volkswagen AG (Automobiles)
232,567	2.660%	$44,212,201
(Cost $44,928,248)

Investment Company(c) – 4.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
167,689,373	1.701%	$167,689,373
(Cost $167,689,373)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $3,286,844,873)		$3,775,606,809

Securities Lending Reinvestment Vehicle(c) – 1.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
42,935,200	1.701%	42,935,200
(Cost $42,935,200)

TOTAL INVESTMENTS – 102.4%
(Cost $3,329,780,073)		$3,818,542,009

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.4)%		(89,031,516)

NET ASSETS – 100.0%		$3,729,510,493

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Currency Abbreviations:
EUR—Euro
JPY—Japanese Yen
USD—U.S. Dollar

Investment Abbreviations:
ADR—American Depositary Receipt
PLC—Public Limited Company
REIT—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

State Street Bank and Trust	EUR	22,913,334	USD	25,554,531	11/04/19	$8,296

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

State Street Bank and Trust	JPY	154,473,572	USD	1,431,239	11/05/19	(382)

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement of Assets and Liabilities

October 31, 2019

Assets:
Investments of unaffiliated issuers, at value (cost $3,119,155,500)	$3,607,917,436
Investments of affiliated issuers, at value (cost $167,689,373)	167,689,373
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $42,935,200)(a)	42,935,200
Cash	3,418,079
Foreign currencies, at value (cost $14,013,704)	14,030,777
Unrealized gain on forward foreign currency exchange contracts	8,296
Receivables:
Fund shares sold	35,559,594
Investments sold	8,742,141
Dividends	2,780,752
Foreign tax reclaims	2,022,644
Reimbursement from investment adviser	408,893
Securities lending income	727
Other assets	184,676
Total assets	3,885,698,588

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	382
Payables:
Investments purchased	81,185,571
Payable upon return of securities loaned	42,935,200
Investments purchased on an extended — settlement basis	26,985,677
Management fees	2,306,343
Fund shares redeemed	1,915,698
Distribution and Service fees and Transfer Agency fees	282,868
Accrued expenses	576,356
Total liabilities	156,188,095

Net Assets:
Paid-in capital	3,317,498,243
Total distributable earnings	412,012,250
NET ASSETS	$3,729,510,493
Net Assets:
Class A	$89,592,187
Class C	32,620,231
Institutional	1,996,933,886
Investor	1,098,284,190
Class P	477,608,803
Class R	208,361
Class R6	34,262,835
Total Net Assets	$3,729,510,493
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	6,060,590
Class C	2,249,735
Institutional	134,293,824
Investor	74,089,533
Class P	32,140,144
Class R	14,188
Class R6	2,304,752
Net asset value, offering and redemption price per share:(b)
Class A	$14.78
Class C	14.50
Institutional	14.87
Investor	14.82
Class P	14.86
Class R	14.69
Class R6	14.87

(a)	Includes loaned securities having a market value of $41,855,506.
(b)	Maximum public offering price per share for Class A Shares is $15.64. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement of Operations

For the Fiscal Year Ended October 31, 2019

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $3,817,192)	$44,766,255

Dividends — affiliated issuers	1,962,135

Securities lending income — affiliated issuer	85,052

Total investment income	46,813,442

Expenses:

Management fees	18,810,220

Transfer Agency fees(a)	1,912,685

Registration fees	584,830

Distribution and Service fees(a)	409,014

Custody, accounting and administrative services	373,510

Printing and mailing costs	250,428

Professional fees	171,193

Trustee fees	87,590

Other	134,865

Total expenses	22,734,335

Less — expense reductions	(1,451,694)

Net expenses	21,282,641

NET INVESTMENT INCOME	25,530,801

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(71,898,237)

Forward foreign currency exchange contracts	68,129

Foreign currency transactions	(3,310,029)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	497,730,884

Forward foreign currency exchange contracts	7,914

Foreign currency translation	(121,112)

Net realized and unrealized gain	422,477,549

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$448,008,350

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

Distribution and/or Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
$153,375	$255,286	$353	$108,469	$45,189	$506,239	$1,143,083	$107,969	$122	$1,614

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income	$25,530,801	$7,936,831

Net realized loss	(75,140,137)	(23,263,342)

Net change in unrealized gain (loss)	497,617,686	(55,009,254)

Net increase (decrease) in net assets resulting from operations	448,008,350	(70,335,765)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(84,001)	—

Class C Shares	—	—

Institutional Shares	(4,326,053)	(730,804)

Investor Shares	(1,041,204)	(90,579)

Class P Shares(a)	(1,546,031)	—

Class R Shares	(19)	—

Class R6 Shares	(3,113)	(27)

Total distributions to shareholders	(7,000,421)	(821,410)

From share transactions:

Proceeds from sales of shares	2,677,327,488	1,223,864,242

Reinvestment of distributions	6,904,153	812,227

Cost of shares redeemed	(643,146,674)	(385,868,432)

Net increase in net assets resulting from share transactions	2,041,084,967	838,808,037

TOTAL INCREASE	2,482,092,896	767,650,862

Net assets:

Beginning of year	1,247,417,597	479,766,735

End of year	$3,729,510,493	$1,247,417,597

(a)	Commenced operations on April 16, 2018.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Class A Shares
	Year Ended October 31,		Period Ended October 31,
	2019	2018	2017(a)
Per Share Data

Net asset value, beginning of period	$12.32	$12.69	$10.00

Net investment income(b)	0.10	0.08	0.04

Net realized and unrealized gain (loss)	2.38	(0.45)	2.66

Total from investment operations	2.48	(0.37)	2.70

Distributions to shareholders from net investment income	(0.02)	—	(0.01)

Net asset value, end of period	$14.78	$12.32	$12.69

Total return(c)	20.19%	(2.92)%	26.97%

Net assets, end of period (in 000s)	$89,592	$44,887	$11,297

Ratio of net expenses to average net assets	1.23%	1.28%	1.30	%(d)

Ratio of total expenses to average net assets	1.29%	1.38%	1.65	%(d)

Ratio of net investment income to average net assets	0.71%	0.57%	0.40	%(d)

Portfolio turnover rate(e)	55%	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Class C Shares
	Year Ended October 31,		Period Ended October 31,
	2019	2018	2017(a)
Per Share Data

Net asset value, beginning of period	$12.16	$12.61	$10.00

Net investment income (loss)(b)	— (c)	(0.02)	(0.06)

Net realized and unrealized gain (loss)	2.34	(0.43)	2.67

Total from investment operations	2.34	(0.45)	2.61

Distributions to shareholders from net investment income	—	—	—	(c)

Net asset value, end of period	$14.50	$12.16	$12.61

Total return(d)	19.24%	(3.57)%	26.13%

Net assets, end of period (in 000s)	$32,620	$20,147	$12,969

Ratio of net expenses to average net assets	1.98%	2.04%	2.05	%(e)

Ratio of total expenses to average net assets	2.04%	2.12%	2.34	%(e)

Ratio of net investment loss to average net assets	(0.02)%	(0.18)%	(0.57	)%(e)

Portfolio turnover rate(f)	55%	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Institutional Shares
	Year Ended October 31,		Period Ended October 31,
	2019	2018	2017(a)
Per Share Data

Net asset value, beginning of period	$12.39	$12.73	$10.00

Net investment income(b)	0.15	0.13	0.08

Net realized and unrealized gain (loss)	2.39	(0.45)	2.66

Total from investment operations	2.54	(0.32)	2.74

Distributions to shareholders from net investment income	(0.06)	(0.02)	(0.01)

Net asset value, end of period	$14.87	$12.39	$12.73

Total return(c)	20.65%	(2.52)%	27.39%

Net assets, end of period (in 000s)	$1,996,934	$713,691	$392,168

Ratio of net expenses to average net assets	0.84%	0.90%	0.90	%(d)

Ratio of total expenses to average net assets	0.90%	0.98%	1.30	%(d)

Ratio of net investment income to average net assets	1.10%	0.96%	0.73	%(d)

Portfolio turnover rate(e)	55%	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Investor Shares
	Year Ended October 31,		Period Ended October 31,
	2019	2018	2017(a)
Per Share Data

Net asset value, beginning of period	$12.36	$12.71	$10.00

Net investment income (loss)(b)	0.15	0.10	(0.01)

Net realized and unrealized gain (loss)	2.36	(0.43)	2.73

Total from investment operations	2.51	(0.33)	2.72

Distributions to shareholders from net investment income	(0.05)	(0.02)	(0.01)

Net asset value, end of period	$14.82	$12.36	$12.71

Total return(c)	20.42%	(2.64)%	27.18%

Net assets, end of period (in 000s)	$1,098,284	$234,587	$63,303

Ratio of net expenses to average net assets	0.98%	1.03%	1.05	%(d)

Ratio of total expenses to average net assets	1.04%	1.13%	1.39	%(d)

Ratio of net investment income to average net assets	1.09%	0.77%	(0.10	)%(d)

Portfolio turnover rate(e)	55%	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Class P Shares
	Year Ended October	Period Ended October 31,
	2019	2018(a)
Per Share Data

Net asset value, beginning of period	$12.39	$13.17

Net investment income(b)	0.16	0.02

Net realized and unrealized gain (loss)	2.38	(0.80)

Total from investment operations	2.54	(0.78)

Distributions to shareholders from net investment income	(0.07)	—

Net asset value, end of period	$14.86	$12.39

Total return(c)	20.61%	(5.92)%

Net assets, end of period (in 000s)	$477,609	$233,541

Ratio of net expenses to average net assets	0.82%	0.87	%(d)

Ratio of total expenses to average net assets	0.89%	1.02	%(d)

Ratio of net investment income to average net assets	1.14%	0.33	%(d)

Portfolio turnover rate(e)	55%	90%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Class R Shares
	Year Ended October 31,		Period Ended October 31,
	2019	2018	2017(a)
Per Share Data

Net asset value, beginning of period	$12.26	$12.66	$10.00

Net investment income(b)	0.01	0.02	0.04

Net realized and unrealized gain (loss)	2.43	(0.42)	2.62

Total from investment operations	2.44	(0.40)	2.66

Distributions to shareholders from net investment income	(0.01)	—	—	(c)

Net asset value, end of period	$14.69	$12.26	$12.66

Total return(d)	19.91%	(3.16)%	26.65%

Net assets, end of period (in 000s)	$208	$25	$17

Ratio of net expenses to average net assets	1.47%	1.53%	1.55	%(e)

Ratio of total expenses to average net assets	1.54%	1.62%	2.22	%(e)

Ratio of net investment income to average net assets	0.05%	0.15%	0.43	%(e)

Portfolio turnover rate(f)	55%	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Class R6 Shares
	Year Ended October 31,		Period Ended October 31,
	2019	2018	2017(a)
Per Share Data

Net asset value, beginning of period	$12.39	$12.73	$10.00

Net investment income(b)	0.05	0.12	0.11

Net realized and unrealized gain (loss)	2.50	(0.44)	2.63

Total from investment operations	2.55	(0.32)	2.74

Distributions to shareholders from net investment income	(0.07)	(0.02)	(0.01)

Net asset value, end of period	$14.87	$12.39	$12.73

Total return(c)	20.68%	(2.52)%	27.39%

Net assets, end of period (in 000s)	$34,263	$540	$13

Ratio of net expenses to average net assets	0.81%	0.87%	0.89	%(d)

Ratio of total expenses to average net assets	0.92%	0.98%	1.66	%(d)

Ratio of net investment income to average net assets	0.34%	0.92%	1.09	%(d)

Portfolio turnover rate(e)	55%	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements

October 31, 2019

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs GQG Partners International Opportunities Fund (the “Fund”). The Fund is a non-diversified portfolio that currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R, and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

GQG Partners LLC (“GQG Partners” or the “Sub-Adviser”) serves as the sub-adviser to the Fund. GSAM compensates the Sub-Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Fund is not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of October 31, 2019:

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$237,284,208	$231,261,679	$—

Australia and Oceania	—	165,145,442	—

Europe	198,344,316	2,064,189,956	—

North America	711,691,835	—	—

Investment Company	167,689,373	—	—

Securities Lending Reinvestment Vehicle	42,935,200	—	—

Total	$1,357,944,932	$2,460,597,077	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(b)	$—	$8,296	$—

Liabilities

Forward Foreign Currency Exchange Contracts(b)	$—	$(382)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2019. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$8,296	Payable for unrealized loss on forward foreign currency exchange contracts	$(382)

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain(loss) on forward foreign currency exchange contracts	$68,129	$7,914	2

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2019.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended October 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate^
First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate
0.85%	0.77%	0.73%	0.71%	0.70%	0.80%	0.79%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended October 31, 2019, GSAM waived $142,927 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2019, Goldman Sachs retained $34,619 of the front end sales charges.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.17% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares. Prior to August 1, 2019 the annual rates were 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.01% as an annual percentage rate of the average daily net assets attributable to Class P Shares and Class R6 Shares of the Fund. These arrangements will remain in effect through at least February 28, 2020 with respect to Class P Shares and Class R6 Shares, and prior to such date Goldman Sachs may not terminate these arrangements without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, service fees, dividend and interest payments on securities sold short, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.014%. The Other Expense limitation will remain in place through at least February 28, 2020 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the fiscal year ended October 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
$142,927	$37,664	$1,271,103	$1,451,694

G.  Line of Credit Facility — As of October 31, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2019, Goldman Sachs earned $4,777 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

As of October 31, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of 7% of outstanding Class R Shares of the Fund.

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended October 31, 2019:

Beginning value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2019	Shares as of October 31, 2019	Dividend Income
$39,990,504	$1,556,095,576	$(1,428,396,707)	$167,689,373	167,689,373	$1,962,135

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2019

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2019, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended October 31, 2019, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

For the Fiscal Year Ended October 31, 2019
Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Fund from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of October 31, 2019
$9,450	$8,028	$—

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

6. SECURITIES LENDING (continued)

The following table provides information about the Fund’s investments in the Government Money Market Fund for the fiscal year ended October 31, 2019.

Market Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Market Value as of October 31, 2019
$—	$401,792,421	$(358,857,221)	$42,935,200

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2019, were $3,225,322,660 and $1,260,746,427, respectively.

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2019 was as follows:

Distributions paid from:
Ordinary income	$7,000,421
Net long-term capital gains	—
Total taxable distributions	$7,000,421

The tax character of distributions paid during the period ended October 31, 2018 was as follows:

Distributions paid from:
Ordinary income	$821,410
Net long-term capital gains	—
Total taxable distributions	$821,410

As of October 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$24,970,035
Undistributed long-term capital gains	—
Total undistributed earnings	$24,970,035
Capital loss carryforwards:
Perpetual Short-Term	$(85,399,946)
Perpetual Long-Term	(6,946,615)
Unrealized gains (losses) — net	479,388,775
Total accumulated earnings (losses) net	$412,012,249

As of October 31, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$3,338,994,169
Gross unrealized gain	497,865,648
Gross unrealized loss	(18,476,873)
Net unrealized security loss	$479,388,775

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2019

8. TAX INFORMATION (continued)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior two years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

9. OTHER RISKS (continued)

shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2019

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended October 31, 2019		For the Fiscal Year Ended October 31, 2018
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,794,358	$52,028,621	3,879,279	$51,311,140
Reinvestment of distributions	6,959	84,001	—	—
Shares redeemed	(1,382,650)	(18,545,275)	(1,127,407)	(14,848,690)
	2,418,667	33,567,347	2,751,872	36,462,450
Class C Shares
Shares sold	1,241,972	16,402,029	1,211,964	15,889,397
Shares redeemed	(649,379)	(8,452,959)	(582,916)	(7,687,403)
	592,593	7,949,070	629,048	8,201,994
Institutional Shares
Shares sold	101,757,764	1,376,617,331	47,829,586	634,794,623
Reinvestment of distributions	349,631	4,230,532	55,896	721,621
Shares redeemed	(25,403,818)	(333,747,882)	(21,095,175)	(281,335,801)
	76,703,577	1,047,099,981	26,790,307	354,180,443
Investor Shares
Shares sold	68,437,677	920,488,378	17,770,210	234,768,975
Reinvestment of distributions	86,130	1,040,457	7,027	90,579
Shares redeemed	(13,414,533)	(180,244,852)	(3,777,143)	(49,472,001)
	55,109,274	741,283,983	14,000,094	185,387,553
Class P Shares(a)
Shares sold	21,036,854	278,167,928	21,469,251	286,501,481
Reinvestment of distributions	127,877	1,546,031	—	—
Shares redeemed	(7,881,201)	(101,512,643)	(2,612,637)	(32,501,143)
	13,283,530	178,201,316	18,856,614	254,000,338
Class R Shares
Shares sold	12,153	172,500	1,032	13,500
Reinvestment of distributions	2	19	—	—
Shares redeemed	—	—	(363)	(4,738)
	12,155	172,519	669	8,762
Class R6 Shares
Shares sold	2,306,223	33,450,701	43,936	585,126
Reinvestment of distributions	257	3,113	2	27
Shares redeemed	(45,284)	(643,063)	(1,383)	(18,656)
	2,261,196	32,810,751	42,555	566,497

NET INCREASE	150,380,992	$2,041,084,967	63,071,159	$838,808,037

(a)	Commenced operations on April 16, 2018.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of

Goldman Sachs GQG Partners International Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs GQG Partners International Opportunities Fund (one of the funds constituting Goldman Sachs Trust II, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Fund Expenses — Six Month Period Ended October 31, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class P, Class R or Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 through October 31, 2019, which represents a period of 184 days out of 365 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value 10/31/19		Expenses Paid for the 6 months ended 10/31/19*
Class A
Actual	$1,000.00	$1,075.70		$6.38
Hypothetical 5% return	1,000.00	1,019.06	+	6.21
Class C
Actual	1,000.00	1,071.70		10.29
Hypothetical 5% return	1,000.00	1,015.27	+	10.01
Institutional
Actual	1,000.00	1,077.50		4.35
Hypothetical 5% return	1,000.00	1,021.02	+	4.23
Investor
Actual	1,000.00	1,076.30		5.08
Hypothetical 5% return	1,000.00	1,020.32	+	4.94
Class P
Actual	1,000.00	1,077.60		4.24
Hypothetical 5% return	1,000.00	1,021.12		4.13
Class R
Actual	1,000.00	1,074.60		7.63
Hypothetical 5% return	1,000.00	1,017.85	+	7.43
Class R6
Actual	1,000.00	1,077.50		4.24
Hypothetical 5% return	1,000.00	1,021.12	+	4.13

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
GQG Partners International Opportunities	1.22%	1.97%	0.83%	0.97%	0.87%	1.46%	0.81%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited)

Background

The Goldman Sachs GQG Partners International Opportunities Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until August 31, 2020 by the Board, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on August 6-7, 2019 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and GQG Partners LLC (the “Sub-Adviser”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement and the Sub-Advisory Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates and the Sub-Adviser, including, as applicable, information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and the Sub-Adviser and the Sub-Adviser’s portfolio management team;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	comparative information on the advisory fees charged and services provided by the Investment Adviser to a non-U.S. fund that it manages with comparable investment strategies;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency, distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	portfolio manager ownership of Fund shares and the manner in which portfolio manager compensation is determined; information on the Sub-Adviser’s compensation arrangements; and the number and types of accounts managed by the portfolio manager;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (as well as the Sub-Adviser), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the services provided under the Management Agreement; and
(n)	the Investment Adviser’s and Sub-Adviser’s processes and policies addressing various types of potential conflicts of interest; their approaches to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Fund and the respective services of the Investment Adviser and its affiliates, and the Sub-Adviser. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Trustees periodically received written materials and oral presentations from the Sub-Adviser. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Trustees reviewed a written response prepared by the Sub-Adviser to a similar request for information submitted to the Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the Sub-Adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management and compliance.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider. The Trustees also reviewed the

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Fund’s investment performance relative to its performance benchmark. They reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and the Sub-Adviser’s portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund’s Institutional Shares had placed in the first quartile of the Fund’s performance peer group for the one- and three-year periods, and had outperformed the Fund’s primary benchmark index for the one-year period ended March 31, 2019.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by the Fund thereunder, and the net amount retained by the Investment Adviser after payment of sub-advisory fees. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund, as well as additional information provided by the Investment Adviser throughout the year. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

The Trustees considered the Investment Adviser’s undertaking to limit the Fund’s “other expenses” rate (excluding certain expenses) to a specified level. They also considered comparative fee information for services provided by the Investment Adviser to a non-U.S. fund that has investment objectives and policies similar to those of the Fund.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Investment Adviser’s Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency, and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate

First $1 billion	0.85%

Next $1 billion	0.77

Next $3 billion	0.73

Next $3 billion	0.71

Over $8 billion	0.70

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed specified levels. The Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions (in its capacity as clearing broker) and futures transactions on behalf of the Fund; (c) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested); (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of the Investment Adviser’s other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund distributor; (g) the Investment Adviser’s ability to negotiate better pricing with the Fund’s custodian on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers (including the Sub-Adviser) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (d) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (e) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (f) the Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Fund in connection with the program; and (g) access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the investment management fees paid by the Fund were reasonable in light of the factors considered, and that the Management Agreement, and the terms thereof, should be approved and continued with respect to the Fund until August 31, 2020.

Sub-Advisory Agreement with GQG Partners LLC

Nature, Extent, and Quality of the Services Provided Under the Sub-Advisory Agreement

In evaluating the Sub-Advisory Agreement, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and Sub-Adviser. In evaluating the nature, extent, and quality of services provided by the Sub-Adviser, the Trustees considered information on the services provided to the Fund by the Sub-Adviser, including information about the Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and other funds and/or accounts

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

with investment strategies similar to those employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of the Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and its compliance program.

Costs of Services Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement, including the schedule of fees payable to the Sub-Adviser. They considered the breakpoints in the sub-advisory fee rate payable under the Sub-Advisory Agreement. The Trustees noted that the compensation paid to the Sub-Adviser is paid by the Investment Adviser, not by the Fund. They also considered the expense limitations that substantially reduce the fees retained by the Investment Adviser, and that the retention of the Sub-Adviser does not directly increase the fees incurred by the Fund for advisory services. They considered the Investment Adviser’s belief that the relationship between the management fees paid by the Fund and the sub-advisory fees paid by the Investment Adviser is appropriate given the level of services the Investment Adviser provides to the Fund and significant differences in cost drivers and risks associated with the respective services offered by the Investment Adviser and the Sub-Adviser.

Conclusion

In connection with their consideration of the Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees paid by the Investment Adviser to the Sub-Adviser were reasonable in light of the factors considered, and that the Sub-Advisory Agreement should be approved and continued until August 31, 2020.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 63	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)	Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014). Chair of the Board of Trustees — Goldman Sachs Trust II.	19	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer)

Lawrence Hughes Age: 61	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as Chairman of the Board of Directors, Ellis Memorial and Eldredge House (a not-for-profit organization) (2012-Present). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	19	None

John F. Killian Age: 64	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II.	19	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company

Steven D. Krichmar Age: 61	Trustee	Since 2018	Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001). Trustee — Goldman Sachs Trust II.	19	None

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	President and Trustee	Since 2012	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	162	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2019, Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 39 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer Since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); and Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs GQG Partners International Opportunities Fund — Tax Information (Unaudited)

For the year ended October 31, 2019, 8.98% of the dividends paid from net investment company taxable income by the Goldman Sachs GQG Partners International Opportunities Fund qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2019, 100% of the dividends paid from net investment company taxable income by the GQG Partners International Opportunities Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

From distributions paid during the year ended October 31, 2019, the total amount of income received by the Goldman Sachs GQG Partners International Opportunities Fund from sources within foreign countries and possessions of the United States was $0.0783 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Goldman Sachs GQG Partners International Opportunities Fund was 95.26%. The total amount of taxes paid by the Goldman Sachs GQG Partners International Opportunities Fund to such countries was $0.0135 per share.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.60 trillion in assets under supervision as of September 30, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Municipal Income Completion Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[4]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[6]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
[6]Effective	after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (the “SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of October 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 187255-OTU-1103585 GQGPIOAR-19

Goldman Sachs Funds

Annual Report	October 31, 2019

Multi-Manager Alternatives Fund

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Multi-Manager Alternatives Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

What Differentiates Goldman Sachs Multi-Manager Alternatives Fund Investment Process?

The Goldman Sachs Multi-Manager Alternatives Fund seeks long-term growth of capital by allocating its assets to underlying managers who employ a range of alternative and non-traditional investment strategies. The Fund benefits from the dedicated expertise of GSAM’s alternative investment team that has a legacy dating back to 19691 and is located in 8 offices globally.2

∎	We have over 100 alternative investment professionals[2] dedicated to manager selection

∎	We employ a rigorous due diligence process to evaluate each manager’s skill, strategy, and team and continually monitor managers after an investment is made

∎	Our Investment Committee process includes an independent “Devil’s advocate” to promote fluid debate and intense examination of each manager

∎	We combine “top down” market and economic environment considerations with “bottom up” manager-specific factors

∎	We incorporate judgment and quantitative tools to determine the appropriate investment size in each manager

∎	The process is continual with ongoing re-balancing and active management to optimize diversification

∎	We have over 60 professionals[2] focused on alternative investment risk management and operational diligence

∎	We consider risk management an all-encompassing and real time discipline

∎	Our dedicated strategists leverage our proprietary risk management systems to continually monitor risk

1In	June 1997, The Goldman Sachs Group, Inc. (GSG, Inc.) acquired the assets and business of Commodities Corporation, which GSG, Inc. subsequently renamed Goldman Sachs Hedge Fund Strategies LLC in December 2004.

2As	of September 30, 2019.

The	portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit.

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PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Alternatives Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Goldman Sachs Multi-Manager Alternatives Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 5.75%, 4.98%, 6.20%, 6.02%, 6.20%, 5.60% and 6.19%, respectively. These returns compare to the 2.40% average annual total return of the Fund’s primary benchmark, the ICE BofAML Three-Month U.S. Treasury Bill Index (the “ICE BofAML Index”), which reflects no deductions for fees or expenses, during the same time period. The HFRX Global Hedge Fund Index (the “HFRX Index”) (net of management, administrative and performance/incentive fees), a broad proxy for hedge fund performance and the Fund’s secondary benchmark, returned 3.53% during the Reporting Period.

References to the Fund’s benchmarks mentioned herein are for informational purposes only, and unless otherwise noted, are not an indication of how the Fund is managed. The use of the ICE BofAML Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the financial markets as a whole during the Reporting Period?

A	During the Reporting Period, the capital markets experienced mixed results, as global economic growth concerns and trade war uncertainty led to sustained market volatility.

The first half of the Reporting Period was characterized by a challenging 2018 year-end followed by a remarkably strong rally during the first four months of 2019. Global equities fell significantly in November and December 2018, as investors’ hopes for a trade reconciliation between the U.S. and China were dashed. Risk-off market sentiment, or reduced risk appetite, increased, and U.S. Treasury yields began a downward slide that endured for most of the Reporting Period. In January 2019, global equities rebounded from their losses, jumpstarted by a more accommodative tone from U.S. Federal Reserve (“Fed”) Chair Jerome Powell, who cited the need for a patient approach toward future interest rate changes given the continued economic slowdown in China and softening U.S. economic data. In March 2019, amid ongoing U.S.-China trade tensions and in response to the stock market volatility at 2018 year-end, the Fed announced its intention to hold interest rates steady through the conclusion of the 2019 calendar year. Meanwhile, monetary policy easing by central banks in Europe and China further supported global equities, which experienced their strongest first calendar quarter rally in more than two decades. However, despite the global equity rally, the weakening global economy, which was exacerbated by unpredictable trade rhetoric between the U.S. and China, stayed top of mind for investors. In March 2019, these concerns drove yields on German and Japanese 10-year government bonds into negative territory.

During the second half of the Reporting Period, global equity markets generally traded sideways and remained heavily influenced by trade disputes and global central bank policies. (When a market trades sideways, it generally moves within a fairly stable range without forming any distinct trends over a period of time.) Global equities began May 2019 near all-time highs before sharply declining during the month, as a breakdown in U.S. and China trade negotiations led to fresh U.S. tariffs on Chinese imports. For much of the spring and summer, investor sentiment whipsawed as the U.S. and China swapped tariff threats and company-specific blacklists. Meanwhile, the Fed shifted its monetary policy stance, deciding to cut short-term interest rates by 25 basis points in July 2019 — its first interest rate cut in more than a decade. (A basis point is 1/100th of a percentage point.) Further 25 basis point reductions followed in September and

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PORTFOLIO RESULTS

October 2019. The Fed’s concern about declining economic growth and its accommodative monetary policy stance was reiterated by European Central Bank President Mario Draghi, who unveiled a new quantitative easing plan for the European Union just as his term ended on October 31st. In October 2019, the European Union remained front and center, as it approved another delay in Brexit (or the U.K.’s departure from the European Union) beyond the originally scheduled October 31st deadline. For the Reporting Period overall, global equities (as represented by the MSCI All Country World Index Investable Market Index) were up more than 12%, driven by positive performance across all major regions. From a sector perspective, cyclical stocks and information technology stocks were notable performers. Energy was the only sector that posted a negative absolute return for the Reporting Period.

Credit markets broadly sold off during the first two months of the Reporting Period. The sell-off was driven by risk-off investor sentiment and a flight to quality through November and December 2018 as well as by significant market volatility due in part to the partial U.S. federal government shutdown, investor uncertainty around the Fed’s monetary policy, tumultuous U.S.-China trade relations and uncertain global economic growth. At the beginning of 2019, however, investor sentiment improved in light of seemingly positive developments in U.S.-China trade talks as well as data indicative of ongoing solid U.S. economic growth and a more dovish Fed. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Investment grade corporate bonds outperformed nearly all other major fixed income sectors during the first 10 months of 2019, surpassing high yield corporate bonds midway through the calendar year as the longer duration profile of investment grade corporate bonds benefited from a significant rally in interest rates and tightening credit spreads (or yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity). Emerging markets debt rallied, as investor optimism around U.S.-China trade negotiations persisted, with U.S. dollar-denominated emerging markets debt outpacing local currency emerging markets debt.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generally seeks to achieve its investment objective by allocating its assets among multiple unaffiliated investment managers (“Underlying Managers”) that employ one or more non-traditional and alternative investment strategies. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers as well as for determining the Fund’s asset allocations. The AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund’s performance can be attributed to the performance of the Fund’s Underlying Managers.

At various points during the Reporting Period, the Fund had capital allocated to 16 Underlying Managers — Acadian Asset Management LLC (“Acadian”); ADG Capital Management LLP (“ADG”); Algert Global LLC (“Algert”); Ares Capital Management II LLC (“Ares”); Artisan Partners LP (“Artisan”); Bardin Hill Arbitrage IC Management LP (“Bardin Hill”); Brigade Capital Management, LP (“Brigade”); Crabel Capital Management, LLC (“Crabel”); Emso Asset Management Limited (“Emso”); First Pacific Advisors, LP (“FPA”); GQG Partners LLC (“GQG Partners”); One River Asset Management, LLC (“One River”); QMS Capital Management LP (“QMS”); River Canyon Fund Management LLC (“River Canyon”); Sirios Capital Management, L.P. (“Sirios”); and Wellington Management Company LLC (“Wellington”).

These 16 Underlying Managers represented five strategies — equity long/short (FPA, Sirios and Wellington); event driven and credit (Ares, Bardin Hill, Brigade and River Canyon); tactical trading (ADG, Crabel, Emso, One River and QMS); relative value (Acadian and Algert); and dynamic equity (Artisan and GQG Partners).

Of the 16 Underlying Managers with allocated capital during the Reporting Period, 11 generated positive absolute returns and five generated negative absolute returns.

In addition, during the Reporting Period, the Fund allocated assets to Russell Investments Commodity Advisor, LLC (“RICA”). RICA manages a beta completion mandate for the Fund, which provides us with an additional tool to manage the beta of the Fund and is not used to override any views and/or decisions of the Fund’s Underlying Managers. (Beta is a measure of the sensitivity of a portfolio’s returns to broad market returns.) During the Reporting Period, RICA detracted from the Fund’s performance.

Q	Which strategies most significantly affected Fund performance?

A	Of the five strategies employed across the Underlying Managers during the Reporting Period, four generated positive returns and one generated a negative return. The

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PORTFOLIO RESULTS

Fund did not have an allocation to the opportunistic fixed income strategy during the Reporting Period.

A	The Fund’s dynamic equity strategy added the most to performance, driven by gains in the financials, communication services and materials sectors. Notable individual contributors were U.S.-based payment processor Mastercard, German software company SAP and U.K. stock exchange London Stock Exchange Group. On a regional basis, the dynamic equity strategy benefited from its exposures to North America and Europe. Dynamic equity strategies generally involve investing in equity instruments, often with a long-term view, and may have low excess return correlations to traditional long-only equity strategies. Dynamic equity strategies are less likely to track a benchmark than traditional long-only strategies, and dynamic equity managers are less constrained than traditional long-only managers with respect to factors such as position concentration, sector and country weights, style and market capitalization.

The equity long/short strategy further bolstered the Fund’s performance, led by the Underlying Managers’ positions in the information technology, financials and industrials sectors. Leading individual contributors were Airbus, a Netherlands-based aeronautics company; BJ’s Wholesale Club, a U.S. warehouse club chain; General Mills, a U.S. food company; and SunTrust Banks, a U.S. bank holding company. The equity long/short strategy’s gains were offset slightly by the Underlying Managers’ hedging losses as well as by leading individual detractors, such as Affiliated Managers Group, a U.S. investment management firm, and General Dynamics, a U.S. aerospace and defense contractor. Equity long/short strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Equity long/short managers may, for example, buy stocks they expect to outperform or they believe are undervalued, and may also sell short stocks they believe will underperform or they believe are overvalued. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.

The event driven and credit strategy overall contributed positively during the Reporting Period. Within merger arbitrage strategies, which involve taking long and/or short positions in securities affected by a corporate merger or acquisition, the Fund was helped by select positions in the communication services, health care and information technology sectors. The top contributors were a U.S. health services organization and a U.S. financials services firm. Notable detractors included a Canadian oil sands producer, a U.S. pharmacy benefits manager and a U.S. financial services technology provider. Within credit strategies, the Fund benefited from its positions in asset backed securities. Event driven and credit strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. These strategies may include, among others, merger arbitrage, distressed credit, opportunistic credit and value with a catalyst investing style.

The tactical trading strategy added modestly to the Fund’s performance, with managed futures strategies contributing positively and macro and emerging markets strategies detracting from results. Within managed futures strategies, Underlying Managers benefited from trading gains in interest rates, while trading in commodities diminished performance. Within macro strategies, the Underlying Managers’ positions in fixed income hurt performance, though this was offset somewhat by gains from foreign currency positions. Within emerging markets strategies, the Underlying Managers experienced losses in their holdings of external sovereign high yield corporate bonds, which were largely offset by gains in their holdings of local currency emerging markets bonds. Tactical trading strategies seek to produce total return by long and short investing across global fixed income, currency, equity and commodity markets. Tactical trading managers may employ various investment styles of which the two major strategies are macro and managed futures. Tactical trading managers that employ a global macro style may select their investments based upon fundamental and/or technical analysis. Tactical trading managers that employ a managed futures investing style may use quantitative modeling techniques, e.g., determining an asset’s value based upon an analysis of price history, price momentum and the asset’s value relative to that of other assets, among other factors. Some tactical trading managers may employ both fundamental analysis and quantitative modeling techniques. Tactical trading managers typically have no bias to be long, short or neutral, but at any given time may have significant long or short exposures in a particular market or asset.

The relative value strategy detracted from Fund’s returns during the Reporting Period, led by Underlying Managers’ exposure to the value factor. Losses were concentrated in the information technology, materials and utilities sectors. These negative results were offset somewhat by gains in consumer discretionary and, to a lesser extent, financials. Relative

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PORTFOLIO RESULTS

value strategies seek to identify and capitalize on price discrepancies between related assets (assets that share a common financial factor, such as interest rates, an issuer, or an index). Relative value strategies generally rely on arbitrage (the simultaneous purchase and sale of related assets) and may exist between two issuers or within the capital structure of a single issuer. These strategies attempt to exploit a source of return with low correlation to the market and include, among others, fixed income arbitrage, convertible arbitrage, volatility arbitrage, statistical arbitrage and equity market neutral strategies.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Underlying Managers of the Fund employ derivatives and similar instruments as part of their underlying strategies to hedge market exposure and/or to gain implicit leverage, subject to the constraints of the Investment Company Act of 1940. The derivatives used most by Underlying Managers during the Reporting Period were commodity futures, equity futures and over-the-counter equity options, forward contracts, warrants, rights, total return swaps (single name and index), bond futures, credit default swaps (single name and index), interest rate futures, interest rate swaps, swaptions (options on interest rate swap contracts), inflation swaps, fixed income swaps, interest only securities, structured securities, currency futures, over-the-counter options on foreign currency and forward foreign exchange contracts. Overall, the use of derivatives and similar instruments by the Underlying Managers had a negative impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations and Underlying Managers during the Reporting Period?

A	During the Reporting Period, shifts in the Fund’s asset allocation were made in response to the market environment and were also the result of changes in allocations to the Fund’s various strategies. One of the shifts in strategy allocation during the Reporting Period was an increase in the Fund’s exposure to the dynamic equity strategy. Most of the increase occurred in December 2018, with the addition of Artisan as a new Underlying Manager. Artisan constructs its portfolio across select themes and is skewed towards mid-to-large cap U.S. stocks, with the flexibility to invest globally across market caps. We believe one of Artisan’s key differentiators is its effort to identify inflections in trends before focusing on the specific industry segments and companies most exposed to these themes. We funded the increase in the Fund’s allocation to the dynamic equity strategy by reducing its allocation to the tactical trading strategy, ultimately removing One River and QMS as Underlying Managers for the Fund. That said, within the tactical trading strategy, we added ADG as a new Underlying Manager to focus on systematic macro strategies. ADG employs a systematic investment model designed to capture relative value, risk premia, macroeconomic and market dynamic factors across markets. In addition, during the Reporting Period, we reduced the Fund’s exposure to the relative value strategy, removing Acadian as an Underlying Manager.

Overall, we added two Underlying Managers and removed four Underlying Managers during the Reporting Period. As mentioned previously, we added Artisan and ADG as new Underlying Managers for the Fund. Artisan was added as an Underlying Manager within the Fund’s dynamic equity strategy, joining GQG Partners, and was allocated capital in November 2018. ADG was added as an Underlying Manager with the Fund’s tactical trading strategy, joining Crabel, Emso, One River and QMS, and was allocated capital in December 2018. Effective February 27, 2019, One River and QMS no longer served as Underlying Managers within the tactical trading strategy. Acadian no longer served as an Underlying Manager within the relative value strategy as of April 5, 2019. As of October 11, 2019, we removed ADG as an Underlying Manager, preferring to access tactical trading exposure through the other Underlying Managers.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue to closely monitor global economic growth, monetary policy and market volatility, while using active portfolio management and alternative investment strategies to position the Fund as we aim to deliver positive absolute returns across a variety of market environments. We believe the flexibility to allocate tactically across these alternative strategies may enable us to provide investors with positive absolute returns in a variety of market conditions and with significant diversification benefits. We intend to continue to actively explore adding new managers with what we consider to be unique alternative capabilities as market conditions warrant.

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FUND BASICS

Multi-Manager Alternatives Fund

as of October 31, 2019

FUND COMPOSITION (%)[1]

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s market value, excluding cash and the allocation to Russell Investments Commodity Advisor, LLC, which manages a beta completion mandate. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Consolidated Schedule of Investments. Short-term investments represent repurchase agreements.

TOP TEN EQUITY HOLDINGS AS OF 10/31/19[2]

Holding	% of Net Assets	Line of Business

WellCare Health Plans, Inc.	1.3%	Health Care Providers & Services
Genesee & Wyoming, Inc. Class A	1.0	Road & Rail
Celgene Corp.	0.9	Biotechnology
Air Liquide SA	0.7	Chemicals
Zayo Group Holdings, Inc.	0.7	Diversified Telecommunication Services
WABCO Holdings, Inc.	0.6	Machinery
WestJet Airlines Ltd.	0.6	Airlines
Fidelity National Information Services, Inc.	0.5	IT Services
Advanced Disposal Services, Inc.	0.5	Commercial Services & Supplies
El Paso Electric Co.	0.5	Electric Utilities

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

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FUND BASICS

SUBADVISOR ALLOCATION (%)

Percentage of Net Assets as of 10/31/19

River Canyon Fund Management LLC	17.3%
Crabel Capital Manangement, LLC	14.4
Emso Asset Management, LLC	14.4
Halcyon Arbitrage IC Management LP	14.3
GQG Partners LLC	10.4
Algert Global LLC	9.9
Artisan Partners LP	8.6
Wellington Management Company LLC	8.5
Other[3]	2.1
Ares Capital Management II LLC	0.1
Brigade Capital Management, LP	0.0
First Pacific Advisors, LLC	0.0
Sirios Capital Management, LP	0.0

[3]	The chart above represents capital allocated to the Underlying Managers, as a percentage of net assets, excluding cash and the allocation to Russell Investments Commodity Advisor, LLC which manages a beta completion mandate for the Fund, and as such the weightings may not sum to 100%. Other represents the Fund’s allocation to iShares® iBoxx $ High Yield Corporate Bond ETF.

STRATEGY ALLOCATION (%)[4]

As of October 31, 2019

[4]	Equity Long/Short Strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Dynamic Equity Strategies generally are long-biased strategies that are less constrained than traditional long-only managers with respect to factors such as position concentration, sector and country weights, style, and market capitalization. Relative Value Strategies seek to identify and benefit from pricing discrepancies between related assets. Event Driven and Credit Strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. Tactical Trading Strategies seek to produce total return by long and short investing across global fixed income, currency, equity, and commodity markets. Tactical Trading managers typically have no bias to be long, short, or neutral but at any given time may have significant long or short exposures in a particular market or asset class. The percentages above exclude cash and the allocation to Russell Investments Commodity Advisor, LLC, which manages a beta completion mandate for the Fund.

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GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Performance Summary

October 31, 2019

The following graph shows the value, as of October 31, 2019, of a $1,000,000 investment made on April 30, 2013 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmarks, the ICE BofAML Three-Month U.S. Treasury Bill Index and the HFRX Global Hedge Fund Index, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Multi-Manager Alternatives Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 30, 2013 through October 31, 2019.

Average Annual Total Return through October 31, 2019*	One Year	Five Years	Since Inception
Class A (Commenced April 30, 2013)
Excluding sales charges	5.75%	0.35%	1.33%
Including sales charges	-0.10%	-0.78%	0.46%

Class C (Commenced April 30, 2013)
Excluding contingent deferred sales charges	4.98%	-0.41%	0.57%
Including contingent deferred sales charges	3.98%	-0.41%	0.57%

Institutional (Commenced April 30, 2013)	6.20%	0.73%	1.71%

Investor (Commenced April 30, 2013)	6.02%	0.60%	1.58%

Class P (Commenced April 16, 2018)	6.20%	N/A	2.58%

Class R (Commenced April 30, 2013)	5.60%	0.11%	1.09%

Class R6 (Commenced February 28, 2018)	6.19%	N/A	2.38%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments

October 31, 2019

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – 1.0%
Banks – 0.2%
	VTB Bank OJSC Via VTB Capital SA
	$420,000	6.950%	10/17/22	$453,075

Commercial Services(a)(b)(c) – 0.0%
	Cenveo Corp.
	1,315,000	8.500	09/15/22	17,700

Diversified Financial Services – 0.2%
	Citigroup Global Markets Holdings, Inc.(a)(d)
EGP	6,894,849	0.000	03/19/20	402,939
	MDC-GMTN B.V.
	$200,000	4.500	11/07/28	225,687

				628,626

Electrical – 0.4%
	Eskom Holdings SOC Ltd.
	450,000	5.750	01/26/21	453,656
	421,000	8.450	08/10/28	460,995

				914,651

Energy – Exploration & Production(b)(c)(e) – 0.0%
	Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC
	100,000	10.000	06/01/20	—

Oil Field Services – 0.2%
	Petrobras Global Finance B.V.
	205,000	8.750	05/23/26	262,400
	220,000	6.900	03/19/49	254,950
	Petroleos de Venezuela SA(b)
	319,249	6.000	10/28/22	14,366
	Seventy Seven Energy, Inc.(b)(c)(e)
	205,000	6.500	07/15/22	—

				531,716

	TOTAL CORPORATE OBLIGATIONS
	(Cost $3,362,554)			$2,545,768

Shares	Description	Value

Common Stocks – 30.9%
Aerospace & Defense – 0.8%
1,808	L3Harris Technologies, Inc.	$373,008
4,727	Safran SA	748,709
6,734	United Technologies Corp.(f)	966,868

		2,088,585

Airlines – 0.6%
67,156	WestJet Airlines Ltd.(g)	1,561,756

Banks – 1.1%
25,015	Credit Agricole SA	326,404
19,038	HDFC Bank Ltd. ADR	1,163,031
4,616	KBC Group NV	324,571
11,824	SunTrust Banks, Inc.(f)	808,052
30,773	Svenska Handelsbanken AB Class A	308,832

		2,930,890

Beverages – 0.5%
15,947	Diageo PLC	652,726
2,146	Heineken NV	219,149
2,056	Pernod Ricard SA	379,811

		1,251,686

Biotechnology – 1.5%
20,693	Celgene Corp.*(f)	2,235,465
3,858	CSL Ltd.	680,383
1,294	Genmab A/S*	282,732
7,677	Ra Pharmaceuticals, Inc.*	361,356
2,718	Spark Therapeutics, Inc.*	296,724

		3,856,660

Capital Markets – 1.4%
1,375	BlackRock, Inc.	634,837
7,281	Deutsche Boerse AG	1,127,533
2,712	Euronext NV(a)	218,783
9,242	London Stock Exchange Group PLC	832,878
2,770	Macquarie Group Ltd.	255,775
1,429	Moody’s Corp.	315,366
1,224	S&P Global, Inc.	315,780

		3,700,952

Chemicals – 1.2%
14,243	Air Liquide SA	1,893,764
4,082	Linde PLC	809,665
15,739	Livent Corp.*	107,970
2,391	Sika AG	411,028

		3,222,427

Commercial Services & Supplies – 0.6%
43,632	Advanced Disposal Services, Inc.*(f)	1,430,257
1,636	Edenred	86,230

		1,516,487

Communications Equipment* – 0.0%
372	Lumentum Holdings, Inc.	23,310

Diversified Consumer Services*(e) – 0.0%
5,019	Gymboree Holding Corp.	—

Diversified Telecommunication Services – 1.2%
1,934	Bandwidth, Inc. Class A*	108,594
18,880	Cellnex Telecom SA*(a)	814,650
1,297,575	China Tower Corp. Ltd. Class H(a)	285,587
30,032	ORBCOMM, Inc.*(g)	120,428
55,342	Zayo Group Holdings, Inc.*(f)	1,889,376

		3,218,635

Electric Utilities – 0.9%
21,287	El Paso Electric Co.(f)	1,420,056
35,562	Enel SpA	275,618
10,571	Fortis, Inc.	439,181
37,714	Iberdrola SA	387,662

		2,522,517

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Electrical Equipment – 0.1%
7,987	OSRAM Licht AG	$356,316

Electronic Equipment, Instruments & Components – 0.4%
3,181	Amphenol Corp. Class A	319,150
540	Coherent, Inc.*	80,417
29,418	Flex Ltd.*	345,661
1,418	Itron, Inc.*	108,136
502	Zebra Technologies Corp. Class A*	119,411

		972,775

Entertainment* – 0.0%
170	Spotify Technology SA	24,531

Equity Real Estate Investment Trusts (REITs) – 0.6%
1,864	American Tower Corp.	406,501
76,523	Ascendas Real Estate Investment Trust	178,226
971	Equinix, Inc.	550,343
1,523	SBA Communications Corp.	366,510

		1,501,580

Food Products – 0.4%
9,574	Nestle SA	1,024,239

Gas Utilities – 0.3%
28,589	AltaGas Canada, Inc.	727,586

Health Care Equipment & Supplies – 0.6%
8,050	Abbott Laboratories	673,061
2,432	Becton Dickinson & Co.	622,592
2,155	Coloplast A/S Class B	259,453

		1,555,106

Health Care Providers & Services*(f) – 1.3%
11,851	WellCare Health Plans, Inc.	3,515,007

Hotels, Restaurants & Leisure – 1.3%
15,014	Aristocrat Leisure Ltd.	327,381
102,798	Caesars Entertainment Corp.*(f)	1,262,359
4,386	Hilton Worldwide Holdings, Inc.	425,267
3,377	Marriott International, Inc. Class A	427,359
35,983	The Stars Group, Inc.*(f)	782,990
1,989	Wyndham Hotels & Resorts, Inc.	107,346

		3,332,702

Insurance – 0.5%
49,713	AIA Group Ltd.	495,053
14,405	Prudential PLC	251,610
11,228	Tokio Marine Holdings, Inc.	607,048
4,086	Trupanion, Inc.*	96,838

		1,450,549

Interactive Media & Services – 1.1%
892	Alphabet, Inc. Class A*	1,122,850
341	Alphabet, Inc. Class C*	429,697
2,201	Facebook, Inc. Class A*	421,822
13,512	Tencent Holdings Ltd.	548,086
8,498	Yandex NV Class A*	283,748

		2,806,203

Common Stocks – (continued)
Internet & Direct Marketing Retail* – 0.3%
3,896	Alibaba Group Holding Ltd. ADR	688,306
26	Amazon.com, Inc.	46,193
9	Booking Holdings, Inc.	18,439

		752,938

IT Services – 2.6%
2,162	Accenture PLC Class A	400,878
848	Automatic Data Processing, Inc.	137,571
507	EPAM Systems, Inc.*	89,212
790	ExlService Holdings, Inc.*	55,008
10,880	Fidelity National Information Services, Inc.	1,433,549
2,524	Fiserv, Inc.*	267,897
1,148	FleetCor Technologies, Inc.*	337,765
1,456	Genpact Ltd.	57,031
4,734	Global Payments, Inc.	800,898
1,436	GoDaddy, Inc. Class A*	93,383
55,374	Infosys Ltd. ADR	531,037
3,242	Mastercard, Inc. Class A	897,418
403	PayPal Holdings, Inc.*	41,952
4,348	StoneCo Ltd. Class A*	159,963
151	VeriSign, Inc.*	28,693
7,486	Visa, Inc. Class A	1,338,946
1,073	WEX, Inc.*	202,990

		6,874,191

Life Sciences Tools & Services – 0.5%
3,375	IQVIA Holdings, Inc.*	487,417
753	Lonza Group AG*	271,406
6,639	Pacific Biosciences of California, Inc.*	32,133
2,212	Thermo Fisher Scientific, Inc.	667,980

		1,458,936

Machinery* – 0.6%
11,971	WABCO Holdings, Inc.	1,611,536

Media – 0.8%
17,661	Altice USA, Inc. Class A*	546,608
1,247	Charter Communications, Inc. Class A*	583,421
17,435	Comcast Corp. Class A	781,437
10,455	Cumulus Media, Inc. Class A*	143,129

		2,054,595

Multi-Utilities – 0.1%
25,961	Algonquin Power & Utilities Corp.	356,567

Oil, Gas & Consumable Fuels – 0.5%
12	Amplify Energy Corp.	87
23,653	Parsley Energy, Inc. Class A	373,954
45,471	Tallgrass Energy LP Class A(f)	848,489

		1,222,530

Paper & Forest Products* – 0.1%
13,118	Canfor Corp.	158,559

Personal Products – 0.4%
2,528	L’Oreal SA	738,332
4,447	Unilever NV	262,847

		1,001,179

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals – 1.3%
5,859	Allergan PLC(f)	$1,031,828
11,581	AstraZeneca PLC	1,129,347
10,493	Novartis AG	916,828
7,458	Novo Nordisk A/S Class B	410,106

		3,488,109

Professional Services – 0.6%
141	CoStar Group, Inc.*	77,482
278	Equifax, Inc.	38,006
3,037	Experian PLC	95,730
3,273	Huron Consulting Group, Inc.*	216,476
12,579	IHS Markit Ltd.*	880,782
4,060	TransUnion	335,437
1,366	TriNet Group, Inc.*	72,384

		1,716,297

Road & Rail – 1.2%
24,818	Genesee & Wyoming, Inc. Class A*(f)	2,755,542
1,731	Norfolk Southern Corp.	315,042
2,264	Uber Technologies, Inc.*	71,316
352	Union Pacific Corp.	58,242

		3,200,142

Semiconductors & Semiconductor Equipment – 1.7%
8,631	Advanced Micro Devices, Inc.*	292,850
3,873	Analog Devices, Inc.	412,978
1,120	ASM International NV	112,920
1,600	ASM Pacific Technology Ltd.	22,341
1,078	ASML Holding NV	282,559
4,082	BE Semiconductor Industries NV	151,331
3,889	FormFactor, Inc.*	84,897
1,788	Inphi Corp.*	128,521
2,010	KLA Corp.	339,770
16,706	Lattice Semiconductor Corp.*	327,271
12,787	Marvell Technology Group Ltd.	311,875
8,806	Micron Technology, Inc.*	418,725
3,477	NVIDIA Corp.	698,947
48,200	Renesas Electronics Corp.*	326,298
3,294	SK Hynix, Inc.	231,621
2,528	Texas Instruments, Inc.	298,279

		4,441,183

Software – 2.5%
800	Adobe, Inc.*	222,344
2,966	Atlassian Corp. PLC Class A*	358,263
2,719	Blackbaud, Inc.	228,260
2,800	Ceridian HCM Holding, Inc.*	135,100
305	Guidewire Software, Inc.*	34,386
352	HubSpot, Inc.*	54,595
623	Intuit, Inc.	160,423
6,828	Microsoft Corp.(g)	978,930
30,282	NortonlifeLock, Inc.(f)	692,852
87,781	Pivotal Software, Inc. Class A*(f)	1,314,082
181	salesforce.com, Inc.*	28,325
8,477	SAP SE ADR	1,123,881
299	ServiceNow, Inc.*	73,931

Common Stocks – (continued)
Software – (continued)
4,536	Slack Technologies, Inc. Class A*	99,792
1,163	Splunk, Inc.*	139,513
6,501	SVMK, Inc.*	119,618
3,022	VMware, Inc. Class A	478,292
1,896	Workday, Inc. Class A*	307,455
550	Zscaler, Inc.*	24,189

		6,574,231

Specialty Retail – 0.1%
2,776	Tiffany & Co.	345,640

Technology Hardware, Storage & Peripherals – 0.4%
6,660	Pure Storage, Inc. Class A*	129,603
16,432	Western Digital Corp.	848,713

		978,316

Textiles, Apparel & Luxury Goods – 0.1%
488	Hermes International	351,532

Tobacco – 0.4%
13,202	Philip Morris International, Inc.	1,075,171

Wireless Telecommunication Services* – 0.3%
11,332	T-Mobile US, Inc.	936,703

TOTAL COMMON STOCKS
(Cost $75,066,683)		$81,758,854

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations(h) – 4.8%
Collateralized Mortgage Obligations – 4.8%
Interest Only(i) – 2.1%
FHLMC REMIC Series 4723, Class KS (-1 X 1M LIBOR – 6.150%)
$6,339,928	4.229%	09/15/47	$1,243,018
FHLMC REMIC Series 4729, Class KS (-1 X 1M LIBOR – 6.150%)
4,791,103	4.229	11/15/47	939,352
GNMA REMIC Series 2017-117, Class AS (-1 X 1M LIBOR + 6.200%)
7,474,476	4.354	08/20/47	1,593,484
GNMA REMIC Series 2017-68, Class SA(c) (-1 X 1M LIBOR + 6.150%)
8,048,192	4.304	05/20/47	1,680,753

			5,456,607

Regular Floater(a) – 0.8%
CHL GMSR Issuer Trust Series 2018-GT1, Class A (1M USD LIBOR + 2.750%)
1,000,000	4.573	05/25/23	1,003,009
CHL GMSR Issuer Trust Series 2018-GT1, Class B (1M USD LIBOR + 3.500%)
1,000,000	5.323	05/25/23	1,001,641

			2,004,650

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2019

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations(h) – (continued)
Sequential Floating Rate(a) – 1.9%
	Banc of America Funding Corp. Series 2015-R3, Class 1A2
	$2,681,777	2.500%	03/27/36	$2,219,161
	Citigroup Mortgage Loan Trust Series 2014-12, Class 2A5
	3,425,599	3.648	02/25/37	2,951,017

				5,170,178

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $11,759,381)			$12,631,435

Asset-Backed Securities – 10.6%
Collateralized Loan Obligations(a)(h) – 5.3%
	Catamaran CLO Ltd. Series 2013-1A, Class DR (3M USD LIBOR + 2.800%)
	$1,750,000	4.736%	01/27/28	$1,622,644
	CIFC Funding V Ltd. Series 2018-5A, Class A1 (3M USD LIBOR + 1.190%)
	1,500,000	3.191	01/15/32	1,496,073
	CVP CLO Ltd. Series 2017-2A, Class D (3M USD LIBOR + 2.650%)
	1,000,000	4.616	01/20/31	911,547
	Jamestown CLO XI Ltd. Series 2018-11A, Class A2 (3M USD LIBOR + 1.700%)
	1,000,000	3.701	07/14/31	978,400
	LCM XXV Ltd. Series 25A, Class A (3M USD LIBOR + 1.210%)
	850,000	3.176	07/20/30	848,632
	Midocean Credit CLO IX Series 18-9A, Class B (3M USD LIBOR + 1.750%)
	1,000,000	3.716	07/20/31	971,200
	Shackleton CLO Ltd. Series 2013-3A, Class DR (3M USD LIBOR + 3.020%)
	1,500,000	5.021	07/15/30	1,379,010
	Venture CDO Ltd. Series 2017-28AR, Class A2 (3M USD LIBOR + 1.270%)
	1,132,000	3.236	10/21/29	1,129,736
	Venture CLO Ltd. Series 2017-30A, Class D (3M USD LIBOR + 3.000%)
	1,500,000	5.001	01/15/31	1,392,904
	Vibrant Clo VI Ltd. Series 2017-6A, Class A (3M USD LIBOR + 1.240%)
	642,500	3.396	06/20/29	640,123
	Voya CLO Ltd. Series 2013-1A, Class CR (3M USD LIBOR + 2.950%)
	1,500,000	4.951	10/15/30	1,378,764
	Wellfleet CLO Ltd. Series 2018-2A, Class A1 (3M USD LIBOR + 1.200%)
	1,250,000	3.166	10/20/31	1,234,379

				13,983,412

Credit Card(a) – 1.0%
	Continental Credit Card Series 2016-1A, Class C
	2,381,376	11.330	01/15/25	2,714,546

Home Equity – 4.3%
	ACE Securities Corp. Home Equity Loan Trust Series 2006-ASAP6, Class A2D(h) (1M USD LIBOR + 0.220%)
	5,155,219	2.043	12/25/36	2,554,304
	Argent Securities Trust Series 2006-M2, Class A2D(h) (1M USD LIBOR + 0.240%)
	2,794,172	2.063	09/25/36	1,357,417
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-W5, Class M1(h) (1M USD LIBOR + 0.460%)
	2,430,352	2.283	01/25/36	2,295,384
	Countrywide Asset-Backed Certificates Series 2006-22, Class M1(h) (1M USD LIBOR + 0.230%)
	4,160,349	2.053	05/25/47	1,235,374
	GE-WMC Asset-Backed Pass Through Certificates Series 2005-1, Class M2(h) (1M USD LIBOR + 0.690%)
	2,167,190	2.513	10/25/35	1,864,851
	JPMorgan Mortgage Acquisition Trust Series 2007-CH1, Class MF2(j)
	1,452,375	4.893	11/25/36	1,339,234
	Securitized Asset Backed Receivables LLC Trust Series 2006-FR3, Class A3(h) (1M USD LIBOR + 0.250%)
	1,235,947	2.073	05/25/36	815,206

				11,461,770

	TOTAL ASSET-BACKED SECURITIES
	(Cost $26,716,150)			$28,159,728

Foreign Debt Obligations – 2.9%
	Bahrain Government International Bond
	$200,000	7.000%	01/26/26	$228,625
	Ecuador Government International Bond
	216,000	10.750	03/28/22	229,837
	Poland Government Bond
PLN	2,981,000	2.750	10/25/29	834,647
	Republic of Nigeria
	$200,000	9.248	01/21/49	221,625
	Republic of Saudi
	200,000	5.250	01/16/50	246,750
	Republic of South Africa
ZAR	14,429,570	10.500	12/21/26	1,054,740
	Republic of Turkey
	$400,000	5.750	05/11/47	343,625
	Russian Federal Bond
RUB	40,688,000	7.400	07/17/24	668,039
	182,275,000	7.250	05/10/34	3,016,858
	Ukraine Government Bond
	9,081,989	15.700	01/08/20	366,401
	8,715,185	15.740	01/15/20	351,943

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $7,125,395)			$7,563,090

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Structured Notes(a) – 0.8%
Arab Republic of Egypt (Issuer HSBC Bank PLC) (NR/NR)(d)
$4,850,000	0.000%	11/07/19	$300,012
5,175,000	0.000	05/07/20	296,620
Arab Republic of Egypt (Issuer ICBC Standard Bank PLC) (NR/NR)(d)
9,059,000	0.000	10/01/21	371,179
Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)
8,435,000	0.000 (d)	07/09/20	471,513
2,893,000	16.000	06/13/22	185,558
6,056,000	14.350	09/12/24	374,665

TOTAL STRUCTURED NOTES
(Cost $1,957,007)			$1,999,547

Municipal Debt Obligations(b)(c) – 0.6%
Puerto Rico – 0.6%
Puerto Rico Commonwealth GO Bonds (Refunding) (Public Improvement) Series A
$430,000	5.500%	07/01/39	$288,100
550,000	5.000	07/01/41	352,000
Puerto Rico Commonwealth GO Bonds (Refunding) Series A
1,775,000	8.000	07/01/35	1,073,875

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $1,431,618)			$1,713,975

Shares	Description	Expiration Date	Value

Warrant* – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
93	Amplify Energy Corp.	04/21/20	$—
(Cost $0)

Shares	Description	Value

Exchange Traded Fund – 2.0%
59,900	iShares iBoxx High Yield Corporate Bond ETF	$5,199,919
(Cost $5,176,445)

Shares	Dividend Rate	Value

Preferred Stocks – 0.1%
Auto Manufacturers – 0.1%
Volkswagen AG
1,651	2.680%	$313,864
(Cost $319,133)

Investment Company(k) – 38.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
100,493,289	1.701%	$100,493,289
(Cost $100,493,289)

TOTAL INVESTMENTS BEFORE SHORT POSITIONS – 91.7%
(Cost $233,407,655)		$242,379,469

Shares	Description	Value

Common Stocks Sold Short – (2.6)%
Aerospace & Defense – (0.2)%
2,884	Raytheon Co.	$(612,014)

Banks – (0.3)%
15,312	BB&T Corp.	(812,302)

Biotechnology – (0.2)%
5,074	AbbVie, Inc.	(403,637)
15,520	Celgene Corp.(e)	(34,144)

		(437,781)

Communications Equipment* – (0.0)%
716	Acacia Communications, Inc.	(47,012)

Health Care Providers & Services* – (0.8)%
40,056	Centene Corp.	(2,126,172)

Hotels, Restaurants & Leisure – (0.5)%
9,242	Eldorado Resorts, Inc.*	(413,765)
7,456	Flutter Entertainment PLC	(768,972)

		(1,182,737)

Oil, Gas & Consumable Fuels* – (0.1)%
52,914	Jagged Peak Energy, Inc.	(375,160)

Pharmaceuticals – (0.5)%
20,693	Bristol-Myers Squibb Co.	(1,187,157)

TOTAL COMMON STOCKS SOLD SHORT
(Cost $(6,278,254))		$(6,780,335)

TOTAL SECURITIES SOLD SHORT – (2.6)%
(Cost $(6,278,254))		$(6,780,335)

OTHER ASSETS IN EXCESS OF LIABILITIES – 10.9%		28,678,681

NET ASSETS – 100.0%		$264,277,815

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2019

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Security is currently in default.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(f)	All or portion of security is pledged as collateral for short sales. Total market value of securities pledged as collateral on short sales amounts to $8,699,263, which represents approximately 3.0% of net assets as of October 31, 2019.

(g)	All or a portion of security is segregated as collateral for option contracts.

(h)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on October 31, 2019.

(i)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(j)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on October 31, 2019.

(k)	Represents an affiliated issuer.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
DKK	—Danish Krone
EGP	—Egyptian Pound
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
TRY	—Turkish Lira
TWD	—Taiwan Dollar
UAH	—Ukraine Hryvna
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ADR	—American Depositary Receipt
CDO	—Collateralized Debt Obligation
CLO	—Collateralized Loan Obligation
ETF	—Exchange Traded Fund
FHLMC	—Federal Home Loan Mortgage Corp.
GNMA	—Government National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit
SHIBOR	—Shanghai Interbank Offered Rate
SPA	—Stand-by Purchase Agreement
STIB	—Stockholm Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Deutsche Bank AG (London)	CAD	552,000	USD	417,189	12/20/19	$2,032
	COP	343,715,000	USD	100,000	11/18/19	1,628
	COP	342,567,290	USD	100,000	11/22/19	1,274
	COP	339,520,990	USD	100,000	11/25/19	363
	COP	338,510,990	USD	100,000	11/29/19	51
	EUR	64,000	USD	71,054	12/20/19	589
	GBP	35,000	USD	44,193	12/20/19	1,224
	HUF	29,640,000	USD	100,000	11/04/19	629
	HUF	29,498,000	USD	100,000	11/05/19	152
	INR	7,114,380	USD	100,000	11/01/19	262

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Deutsche Bank AG (London) (continued)	INR	7,143,130	USD	100,000	11/04/19	$545
	INR	7,145,288	USD	100,000	11/18/19	324
	KRW	120,083,797	USD	100,000	11/01/19	3,128
	KRW	120,104,000	USD	100,000	11/04/19	2,889
	KRW	358,528,391	USD	300,000	11/08/19	6,385
	KRW	478,100,000	USD	400,000	11/12/19	8,603
	KRW	118,594,000	USD	100,000	11/15/19	1,362
	KRW	118,599,000	USD	100,000	11/18/19	1,373
	KRW	117,197,000	USD	100,000	11/25/19	191
	KRW	117,156,287	USD	100,000	11/29/19	165
	PLN	426,252	EUR	100,000	11/04/19	5
	PLN	383,300	USD	100,000	11/04/19	325
	RUB	246,463,920	USD	3,800,000	11/06/19	40,257
	TRY	11,585,831	USD	2,000,000	11/06/19	23,352
	TWD	3,098,300	USD	100,000	11/01/19	1,771
	TWD	9,239,019	USD	300,000	11/08/19	3,330
	TWD	9,239,700	USD	300,000	11/12/19	3,526
	TWD	3,069,465	USD	100,000	11/15/19	876
	TWD	6,110,200	USD	200,000	11/18/19	893
	TWD	3,039,395	USD	100,000	11/25/19	30
	TWD	3,037,000	USD	100,000	11/29/19	9
	USD	892,126	CAD	1,168,000	12/20/19	5,077
	USD	300,000	CLP	216,760,113	11/18/19	7,578
	USD	300,000	CLP	217,602,601	11/25/19	6,388
	USD	100,000	CLP	72,772,000	12/04/19	1,786
	USD	100,000	CLP	73,959,113	12/05/19	181
	USD	100,000	COP	338,230,000	11/25/19	18
	USD	6,720	EUR	6,000	12/20/19	4
	USD	100,000	INR	7,093,232	11/01/19	36
	USD	364	INR	25,750	11/04/19	1
	USD	100,000	INR	7,092,880	11/29/19	539
	USD	481	KRW	559,001	11/04/19	2
	USD	1,700,000	RUB	108,877,510	11/06/19	3,534
	USD	300,000	TRY	1,715,783	11/06/19	355
	USD	100,000	TWD	3,040,700	11/18/19	27
JPMorgan Securities, Inc.	BRL	4,364,530	USD	1,046,524	11/04/19	41,465
	CNH	6,259,823	USD	884,718	12/18/19	2,233
	EUR	834,841	USD	923,664	12/18/19	10,712
	IDR	4,345,941,625	USD	305,343	12/18/19	1,614
	PLN	76,754	USD	19,595	12/18/19	501
	RUB	14,641,572	USD	225,846	12/18/19	857
	TRY	2,085,469	USD	351,503	12/18/19	8,554
	USD	1,091,405	BRL	4,364,530	11/04/19	3,416
	USD	1,417,207	ZAR	21,242,377	12/18/19	20,737
MS & Co. Int. PLC	EUR	182,000	USD	202,023	12/18/19	1,676
	GBP	226,000	USD	280,142	12/18/19	13,110
	HKD	640,000	USD	81,643	12/18/19	14
State Street Bank and Trust	EUR	122,555	USD	136,682	11/04/19	43

TOTAL						$238,001

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Deutsche Bank AG (London)	AUD	1,400,000	JPY	105,188,580	11/05/19	$(9,090)
	CAD	2,800,000	JPY	231,113,120	11/05/19	(14,848)
	CAD	338,000	USD	257,658	12/20/19	(961)
	CHF	2,750,000	JPY	302,473,600	11/05/19	(12,967)
	CLP	214,813,827	USD	300,000	11/18/19	(10,203)
	CLP	218,189,000	USD	300,000	11/25/19	(5,596)
	CLP	72,320,887	USD	100,000	12/04/19	(2,395)
	COP	338,236,000	USD	100,000	11/29/19	(30)
	EUR	100,000	HUF	32,987,738	11/04/19	(431)
	EUR	100,000	HUF	32,939,542	11/05/19	(265)
	EUR	800,000	JPY	97,002,480	11/05/19	(5,943)
	EUR	305,000	USD	341,602	12/20/19	(180)
	GBP	1,125,000	JPY	158,205,375	11/05/19	(7,898)
	INR	7,088,880	USD	100,000	11/25/19	(549)
	INR	7,118,588	USD	100,000	11/29/19	(179)
	KRW	76,203	USD	65	11/01/19	—
	KRW	116,793,797	USD	100,000	12/02/19	(139)
	NZD	400,000	JPY	27,901,000	11/05/19	(1,961)
	PLN	426,073	EUR	100,000	11/05/19	(50)
	PLN	381,720	USD	100,000	11/05/19	(88)
	RUB	31,951,620	USD	500,000	11/06/19	(2,149)
	TRY	2,283,474	USD	400,000	11/06/19	(1,214)
	TWD	2,740	USD	90	11/01/19	—
	TWD	3,038,200	USD	100,000	11/22/19	(52)
	USD	2,247,840	CAD	2,981,000	12/20/19	(16,107)
	USD	100,000	COP	345,675,510	11/18/19	(2,208)
	USD	100,000	COP	343,775,000	11/22/19	(1,632)
	USD	200,000	COP	679,678,020	11/29/19	(887)
	USD	763,813	EUR	687,000	12/20/19	(5,229)
	USD	150,082	GBP	118,000	12/20/19	(3,047)
	USD	298	INR	21,148	11/01/19	—
	USD	100,000	INR	7,117,380	11/04/19	(182)
	USD	100,000	INR	7,158,630	11/18/19	(511)
	USD	100,000	INR	7,150,892	11/25/19	(321)
	USD	1,035,673	JPY	112,500,000	11/05/19	(6,391)
	USD	100,000	KRW	120,160,000	11/01/19	(3,193)
	USD	100,000	KRW	119,545,000	11/04/19	(2,410)
	USD	300,000	KRW	358,629,000	11/08/19	(6,471)
	USD	400,000	KRW	476,243,746	11/12/19	(7,017)
	USD	100,000	KRW	120,023,132	11/15/19	(2,583)
	USD	100,000	KRW	117,239,000	11/18/19	(211)
	USD	100,000	KRW	117,304,525	11/25/19	(282)
	USD	2,600,000	RUB	169,251,600	11/06/19	(37,180)
	USD	2,800,000	TRY	16,333,323	11/06/19	(52,453)
	USD	100,000	TWD	3,101,039	11/01/19	(1,862)
	USD	300,000	TWD	9,245,700	11/08/19	(3,549)
	USD	300,000	TWD	9,196,036	11/12/19	(2,091)
	USD	100,000	TWD	3,068,406	11/15/19	(841)
	USD	100,000	TWD	3,051,106	11/18/19	(315)
	USD	100,000	TWD	3,045,506	11/22/19	(188)
	USD	100,000	TWD	3,039,500	11/25/19	(34)

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Securities, Inc.	BRL	4,364,530	USD	1,090,015	11/04/19	$(2,026)
	BRL	4,364,530	USD	1,089,580	12/03/19	(3,548)
	CLP	571,485,391	USD	788,032	12/18/19	(16,479)
	RUB	29,753,531	USD	463,352	12/18/19	(2,664)
	USD	1,246,310	EUR	1,123,954	12/18/19	(11,644)
	USD	850,826	PLN	3,331,751	12/18/19	(21,545)
	USD	3,375,057	RUB	223,670,821	12/18/19	(88,142)

TOTAL						$(380,431)

FUTURES CONTRACTS — At October 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
10 Year German Euro-Bund	59	12/06/19	$11,302,269	$10,799
10 Year U.K. Long Gilt	18	12/27/19	3,097,338	18,061
10 Year U.S. Treasury Notes	19	12/19/19	2,475,641	(516)
20 Year U.S. Treasury Long Bonds	37	12/19/19	5,970,875	27,338
5 Year German Euro-Bobl	18	12/06/19	2,702,550	4,611
5 Year U.S. Treasury Notes	23	12/31/19	2,741,672	2,256
CAC40 Index	2	11/15/19	127,746	122
Canada 10 Year Government Bonds	17	12/18/19	1,833,331	16,049
Canadian Dollar	1	12/17/19	75,975	99
CBOE Volatility Index	1	01/22/20	17,875	(77)
Cocoa	5	12/12/19	120,532	(4,267)
Copper	4	11/01/19	588,225	7,201
Copper	1	11/05/19	144,256	(1,097)
Copper	3	11/06/19	432,825	388
Copper	1	11/08/19	144,304	(1,079)
Copper	1	11/13/19	144,376	(1,041)
Copper	1	11/14/19	144,390	(1,012)
Copper	2	11/19/19	288,925	(1,256)
Copper	2	11/21/19	288,900	2,019
Copper	1	11/22/19	144,450	(1,301)
Copper	1	11/27/19	144,547	3,294
Copper	3	11/29/19	433,757	4,487
Copper	1	12/03/19	144,649	4,759
Copper	2	12/04/19	289,309	2,091
Copper	1	12/06/19	144,665	(1,088)
Copper	2	12/09/19	289,362	(1,871)
Copper	1	12/12/19	144,697	(681)
Copper	1	12/13/19	144,703	(4,388)
Copper	1	12/19/19	144,669	(34)
Copper	1	12/24/19	144,731	3,235
Copper	8	12/27/19	764,056	1,824
Copper	2	12/30/19	289,612	1,669
Copper	1	01/02/20	144,869	3,153
Copper	1	01/03/20	144,870	4,142
Copper	4	01/07/20	579,506	7,645
Copper	1	01/08/20	144,878	1,213

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
Copper	7	01/10/20	$1,014,169	$9,220
Copper	2	01/13/20	289,737	1,909
Copper	2	01/14/20	289,787	2,660
Copper	2	01/16/20	289,700	3,357
Copper	6	01/17/20	868,987	96
Copper	1	01/21/20	144,869	(972)
Copper	1	01/24/20	144,886	(2,392)
Copper	1	01/30/20	144,919	(3,108)
Copper	2	01/31/20	289,850	(693)
Corn	58	12/13/19	1,131,000	(1,956)
Corn	1	05/14/20	20,238	136
Crude Palm Oil	5	01/15/20	74,339	1,705
DAX Index	10	12/20/19	3,595,029	39,988
DJIA E-Mini Index	10	12/20/19	1,349,100	1,797
E-mini Comsumer Staples Select Sector	10	12/20/19	613,800	(63)
E-mini Consumer Discretionary Select Sector	3	12/20/19	366,000	(1,494)
E-mini Energy Select Sector	1	12/20/19	58,090	(1,421)
E-Mini Russell 2000 Index	2	12/20/19	156,340	(1,203)
E-mini Utilities Select Sector	3	12/20/19	194,160	29
Euro Buxl 30 Year Bonds	6	12/06/19	1,405,010	3,009
Euro Stoxx 50 Index	24	12/20/19	958,422	131
Euro Stoxx 50 Index Dividend	195	12/20/19	2,655,473	13,551
Eurodollars	2	12/13/21	493,025	135
French 10 Year Government Bonds	29	12/06/19	5,446,031	8,922
FTSE 100 Index	3	11/29/19	57,114	252
FTSE China A50 Index	5	11/28/19	69,675	10
FTSE/JSE Top 40 Index	8	12/19/19	267,930	1,985
FTSE/MIB Index	10	12/20/19	1,162,646	11,461
Gasoline RBOB	2	12/31/19	132,031	(3,590)
Gold 100 Oz	39	12/27/19	5,907,720	8,088
Hang Seng Index	7	11/28/19	1,205,265	(1,121)
Hard Red Winter Wheat	2	12/13/19	52,400	(481)
Hscei	6	11/28/19	404,865	40
IBEX 35 Index	1	11/15/19	103,473	(1,010)
Italian 10 Year Government Bonds	14	12/06/19	2,255,783	(987)
Korea 10 Year Bonds	11	12/17/19	1,227,118	(11)
Kospi 200 Index	15	12/12/19	891,207	(6,768)
Lead	1	11/01/19	55,650	6,235
Lead	3	11/06/19	162,656	10,774
Lead	1	11/08/19	54,199	2,184
Lead	1	11/15/19	54,161	2,168
Lead	1	11/20/19	54,131	2,803
Lead	2	11/27/19	108,183	4,603
Lead	9	11/29/19	486,756	18,576
Lead	1	12/02/19	54,076	3,823
Lead	2	12/03/19	108,136	7,905
Lead	2	12/04/19	108,121	6,140
Lead	2	12/09/19	108,073	3,846
Lead	2	12/11/19	108,042	670
Lead	2	12/13/19	108,010	2,392

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
Lead	3	12/16/19	$161,975	$4,929
Lead	1	12/17/19	53,989	1,729
Lead	1	12/19/19	53,956	2,166
Lead	1	12/20/19	53,950	960
Lead	1	12/23/19	53,957	307
Lead	2	12/24/19	107,919	664
Lead	1	12/27/19	53,967	339
Lead	4	12/30/19	215,896	3,835
Lead	3	01/02/20	161,944	1,002
Lead	2	01/03/20	107,968	624
Lead	1	01/07/20	53,993	(435)
Lead	3	01/08/20	161,987	(3,545)
Lead	1	01/14/20	54,010	682
Lead	1	01/17/20	53,963	(1,309)
Lead	1	01/21/20	53,961	(1,129)
Lead	1	01/31/20	53,950	10
Lean Hogs	6	12/13/19	158,400	877
Live Cattle	1	12/31/19	46,890	(132)
Maize	1	01/06/20	9,229	(141)
MDAX Index	2	12/20/19	293,123	9,474
Mexican Peso	3	12/16/19	77,520	106
Mini H-shares Index	6	11/28/19	80,973	83
Mini Tokyo Price Index	1	12/12/19	15,451	32
Mini-Hang Seng Index	2	11/28/19	68,872	42
MSCI EAFE Index	6	12/20/19	587,160	1,487
MSCI Emerging Markets Index	44	12/20/19	2,291,080	1,993
MSCI Taiwan Index	8	11/28/19	342,880	1,330
Nasdaq 100 E-Mini Index	23	12/20/19	3,721,515	21,111
Nickel	1	11/01/19	100,920	6,760
Nickel	3	11/08/19	300,312	(1,427)
Nickel	1	11/12/19	100,128	6,019
Nickel	1	11/21/19	100,147	4,805
Nickel	2	11/29/19	200,317	(13,499)
Nickel	1	12/02/19	100,163	(643)
Nickel	1	12/30/19	100,136	(654)
Nickel	1	01/13/20	100,026	(1,527)
Nickel	3	01/14/20	300,168	(5,433)
Nickel	4	01/16/20	400,047	3,406
Nickel	2	01/24/20	199,882	(614)
Nickel	1	01/31/20	99,870	27
Nikkei 225 Index	16	12/12/19	2,338,179	39,639
Nikkei 225 Mini	60	12/12/19	1,275,118	18,108
NY Harbor ULSD	4	11/29/19	315,134	(5,101)
Platinum	1	01/29/20	46,685	563
Primary Aluminum	3	11/01/19	131,737	(1,471)
Primary Aluminum	2	11/06/19	87,763	(681)
Primary Aluminum	1	11/07/19	43,897	(724)
Primary Aluminum	1	11/08/19	43,913	(165)
Primary Aluminum	1	11/12/19	43,984	(231)
Primary Aluminum	2	11/13/19	88,004	(1,202)

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
Primary Aluminum	2	11/15/19	$88,075	$(1,581)
Primary Aluminum	1	11/19/19	44,038	(978)
Primary Aluminum	1	11/20/19	44,038	(540)
Primary Aluminum	6	11/22/19	264,354	(3,061)
Primary Aluminum	3	11/27/19	132,337	(934)
Primary Aluminum	4	11/29/19	176,514	503
Primary Aluminum	2	12/02/19	88,306	(125)
Primary Aluminum	1	12/05/19	44,177	(476)
Primary Aluminum	3	12/09/19	132,627	(1,965)
Primary Aluminum	5	12/10/19	221,085	(357)
Primary Aluminum	4	12/11/19	176,900	(1,810)
Primary Aluminum	2	12/12/19	88,375	431
Primary Aluminum	3	12/16/19	132,431	(523)
Primary Aluminum	1	12/18/19	44,150	(403)
Primary Aluminum	1	12/20/19	43,994	(922)
Primary Aluminum	6	12/24/19	263,025	(2,329)
Primary Aluminum	5	12/27/19	219,000	2,902
Primary Aluminum	3	12/30/19	131,287	1,222
Primary Aluminum	3	01/02/20	131,475	2,079
Primary Aluminum	4	01/03/20	175,289	2,621
Primary Aluminum	1	01/07/20	43,817	541
Primary Aluminum	2	01/08/20	87,628	1,085
Primary Aluminum	3	01/09/20	131,433	537
Primary Aluminum	4	01/10/20	175,233	947
Primary Aluminum	1	01/13/20	43,800	860
Primary Aluminum	1	01/14/20	43,803	596
Primary Aluminum	2	01/22/20	87,638	1,419
Primary Aluminum	2	01/23/20	87,650	1,144
Primary Aluminum	2	01/24/20	87,663	1,382
Primary Aluminum	1	01/29/20	43,863	385
Primary Aluminum	1	01/30/20	43,869	(122)
Rapeseed Euro	3	01/31/20	63,739	52
S&P 400 E-Mini Index	2	12/20/19	391,000	(4,033)
S&P Toronto Stock Exchange 60 Index	3	12/19/19	448,668	(596)
SET50 Index	110	12/27/19	778,361	(3,193)
SGX Nifty 50 Index	5	11/28/19	119,275	(1)
Soybean	22	12/13/19	669,680	(6,287)
STOXX 600 Banks Index	1	12/20/19	7,489	(179)
STOXX 600 Insurance Index	1	12/20/19	17,237	(45)
Sugar No. 11	3	02/28/20	41,933	161
Tin	1	01/31/20	82,625	(453)
TOCOM Gold Mini	4	08/25/20	19,343	(65)
TOCOM Kerosene	1	03/25/20	25,488	(223)
Topix Index	3	12/12/19	463,515	3,655
Ultra 10 Year U.S. Treasury Notes	12	12/19/19	1,705,312	7,256
Ultra Long U.S. Treasury Bonds	8	12/19/19	1,518,000	25,961
Yen Denominated Nikkei 225 Index	394	12/12/19	41,446,801	1,228,028
Zinc	1	11/01/19	64,225	4,072
Zinc	3	11/13/19	189,402	14,424
Zinc	1	11/14/19	63,132	6,663

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
Zinc	2	11/21/19	$126,158	$13,003
Zinc	1	11/27/19	62,917	6,507
Zinc	1	11/29/19	62,881	3,748
Zinc	3	12/04/19	188,325	15,317
Zinc	1	12/06/19	62,756	3,623
Zinc	2	12/09/19	125,494	8,139
Zinc	1	12/11/19	62,727	3,537
Zinc	4	12/12/19	250,867	14,068
Zinc	2	12/13/19	125,412	5,807
Zinc	4	12/16/19	250,783	17,098
Zinc	1	12/17/19	62,686	4,145
Zinc	1	12/18/19	62,675	4,979
Zinc	2	12/19/19	125,250	9,664
Zinc	2	12/20/19	125,216	10,073
Zinc	1	12/23/19	62,592	4,376
Zinc	2	12/24/19	125,150	9,970
Zinc	3	12/27/19	187,675	14,429
Zinc	4	12/30/19	250,167	11,646
Zinc	5	01/02/20	312,687	6,415
Zinc	3	01/03/20	187,546	1,941
Zinc	1	01/07/20	62,471	4,393
Zinc	2	01/08/20	124,897	7,215
Zinc	5	01/10/20	312,021	13,659
Zinc	2	01/13/20	124,675	(3,184)
Zinc	3	01/16/20	186,787	(4,776)
Zinc	3	01/17/20	186,712	2,929
Zinc	2	01/21/20	124,425	719
Zinc	1	01/22/20	62,188	185
Zinc	1	01/23/20	62,163	322
Zinc	2	01/24/20	124,291	(889)
Zinc	1	01/28/20	62,113	(1,503)
Zinc	2	01/29/20	124,191	(2,989)

Total				$1,815,414
Short position contracts:
2 Year German Euro-Schatz	(90)	12/06/19	(11,249,247)	567
2 Year U.S. Treasury Notes	(2)	12/31/19	(431,203)	14
3 Month Euribor Interest Rate	(9)	12/14/20	(2,520,842)	(130)
3 Month Sterling Interest Rate	(4)	12/16/20	(643,400)	(277)
Amsterdam Exchanges Index	(7)	11/15/19	(898,144)	5,364
BIST National-30 Index	(30)	12/31/19	(64,922)	177
Brent Crude	(5)	11/29/19	(298,100)	5,385
Brent Crude	(1)	12/30/19	(58,910)	(271)
Brent Crude	(1)	02/28/20	(57,910)	(211)
Brent Crude	(1)	10/30/20	(56,140)	399
British Pound	(1)	12/16/19	(80,981)	180
CAC40 Index	(12)	11/15/19	(766,479)	(1,126)
Canadian Canola	(2)	01/14/20	(13,891)	(5)
Cattle Feeder	(2)	11/21/19	(147,600)	(2,104)
CBOE Volatility Index	(78)	11/20/19	(1,191,450)	123,676

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
CBOE Volatility Index	(48)	12/18/19	$(802,800)	$30,108
Cocoa	(5)	12/13/19	(120,150)	1,998
Coffee	(3)	12/18/19	(114,694)	(3,250)
Coffee	(2)	01/27/20	(26,440)	(672)
Copper	(4)	11/01/19	(588,225)	(14,394)
Copper	(1)	11/05/19	(144,256)	(2,747)
Copper	(3)	11/06/19	(432,825)	(5,033)
Copper	(1)	11/08/19	(144,304)	(785)
Copper	(1)	11/13/19	(144,376)	1,246
Copper	(1)	11/14/19	(144,391)	494
Copper	(2)	11/19/19	(288,925)	1,748
Copper	(2)	11/21/19	(288,900)	1,660
Copper	(1)	11/22/19	(144,450)	(1,815)
Copper	(1)	11/27/19	(144,547)	764
Copper	(3)	11/29/19	(433,757)	(2,422)
Copper	(1)	12/03/19	(144,649)	713
Copper	(2)	12/04/19	(289,309)	(249)
Copper	(1)	12/06/19	(144,665)	700
Copper	(1)	12/09/19	(144,681)	403
Copper	(1)	12/12/19	(144,697)	1
Copper	(1)	12/13/19	(144,703)	(1)
Copper	(1)	12/19/19	(144,669)	278
Copper	(1)	12/24/19	(144,731)	(234)
Copper	(2)	12/27/19	(289,538)	(1,481)
Copper	(2)	12/30/19	(289,613)	(6,430)
Copper	(1)	01/03/20	(144,870)	(3,254)
Copper	(4)	01/07/20	(579,506)	(5,473)
Copper	(1)	01/08/20	(144,878)	(1,367)
Copper	(5)	01/10/20	(724,406)	342
Copper	(1)	01/13/20	(144,869)	241
Copper	(2)	01/14/20	(289,788)	(1,256)
Copper	(2)	01/16/20	(289,700)	(2,740)
Copper	(3)	01/17/20	(434,494)	(1,707)
Copper	(1)	01/21/20	(144,869)	1,328
Copper	(1)	01/22/20	(144,875)	610
Copper	(4)	01/23/20	(579,520)	6,031
Copper	(2)	01/24/20	(289,772)	4,560
Copper	(1)	01/31/20	(144,925)	185
Crude Oil	(16)	11/20/19	(866,880)	9,074
Crude Oil	(3)	12/19/19	(162,750)	4,065
Crude soybean oil	(15)	12/13/19	(276,750)	(974)
DAX Index	(2)	12/20/19	(719,006)	(11,633)
E-mini Financial Select Sector	(4)	12/20/19	(352,450)	(6,180)
E-mini Industrial Select Sector	(1)	12/20/19	(78,720)	(1,081)
Euro FX	(1)	12/16/19	(139,706)	336
Euro Stoxx 50 Index	(15)	12/20/19	(603,767)	(1,986)
Euro Stoxx 50 Index	(2)	12/18/20	(27,213)	42
FTSE 100 Index	(10)	12/20/19	(938,611)	2,280
FTSE/MIB Index	(2)	12/20/19	(252,749)	(3,686)

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
Gasoline RBOB	(12)	11/29/19	$(803,678)	$(3,721)
Gasoline RBOB	(1)	01/31/20	(65,806)	2,178
Hang Seng Index	(2)	11/28/19	(344,362)	(3,053)
IBEX 35 Index	(2)	11/15/19	(206,946)	(448)
Korea 3 Year Bonds	(20)	12/17/19	(1,893,163)	1,734
Lead	(1)	11/01/19	(55,650)	(6,690)
Lead	(3)	11/06/19	(162,656)	(12,989)
Lead	(1)	11/08/19	(54,199)	(2,137)
Lead	(1)	11/15/19	(54,160)	(3,076)
Lead	(1)	11/18/19	(54,131)	(2,233)
Lead	(2)	11/27/19	(108,184)	(4,419)
Lead	(9)	11/29/19	(486,756)	(18,106)
Lead	(1)	12/02/19	(54,076)	(2,195)
Lead	(2)	12/03/19	(108,136)	(4,278)
Lead	(2)	12/04/19	(108,121)	(4,102)
Lead	(2)	12/09/19	(108,073)	(4,329)
Lead	(2)	12/11/19	(108,042)	(3,620)
Lead	(2)	12/13/19	(108,010)	1,135
Lead	(3)	12/16/19	(161,975)	(3,907)
Lead	(1)	12/17/19	(53,989)	(2,292)
Lead	(1)	12/19/19	(53,956)	(2,147)
Lead	(1)	12/20/19	(53,950)	(1,843)
Lead	(1)	12/23/19	(53,957)	(1,385)
Lead	(2)	12/24/19	(107,919)	(4,675)
Lead	(4)	12/30/19	(215,896)	(3,359)
Lead	(3)	01/02/20	(161,944)	(3,552)
Lead	(5)	01/03/20	(269,919)	(3,826)
Lead	(1)	01/07/20	(53,993)	(377)
Lead	(4)	01/08/20	(215,983)	(950)
Lead	(1)	01/10/20	(54,000)	134
Lead	(1)	01/14/20	(54,010)	1,394
Lead	(2)	01/16/20	(107,975)	(43)
Lead	(1)	01/17/20	(53,962)	360
Lead	(1)	01/21/20	(53,961)	1,293
Lead	(2)	01/30/20	(107,903)	2,816
Lead	(1)	01/31/20	(53,950)	897
Low Sulphur Gas Oil	(3)	01/10/20	(168,525)	(778)
MSCI Emerging Markets Index	(42)	12/20/19	(2,186,940)	3,517
MSCI Singapore Index	(4)	11/28/19	(108,964)	(452)
Natural Gas	(3)	11/25/19	(19,747)	150
Natural Gas	(5)	11/26/19	(131,650)	4,651
Natural Gas	(4)	12/27/19	(109,280)	943
Nickel	(1)	11/01/19	(100,920)	(14,133)
Nickel	(3)	11/08/19	(300,312)	(16,581)
Nickel	(1)	11/12/19	(100,128)	(5,991)
Nickel	(1)	11/21/19	(100,147)	(6,145)
Nickel	(2)	11/29/19	(200,317)	7,446
Nickel	(1)	12/02/19	(100,163)	11,885
Nickel	(1)	12/30/19	(100,136)	5,371
Nickel	(1)	01/13/20	(100,026)	211

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
Nickel	(3)	01/14/20	$(300,168)	$9,874
Nickel	(3)	01/16/20	(300,036)	607
Nickel	(1)	01/22/20	(99,969)	(3,402)
Nickel	(2)	01/24/20	(199,882)	1,593
Nickel	(1)	01/31/20	(99,870)	(183)
Nikkei 225 Index	(355)	12/12/19	(40,345,750)	(1,171,413)
Nymex Palladium	(2)	12/27/19	(351,120)	(17,673)
OMXS 30 Index	(11)	11/15/19	(197,399)	(352)
Primary Aluminum	(3)	11/01/19	(131,738)	1,754
Primary Aluminum	(2)	11/06/19	(87,763)	849
Primary Aluminum	(1)	11/07/19	(43,897)	(87)
Primary Aluminum	(1)	11/08/19	(43,912)	311
Primary Aluminum	(1)	11/12/19	(43,984)	570
Primary Aluminum	(2)	11/13/19	(88,004)	1,003
Primary Aluminum	(2)	11/15/19	(88,075)	1,147
Primary Aluminum	(1)	11/19/19	(44,037)	479
Primary Aluminum	(1)	11/20/19	(44,037)	498
Primary Aluminum	(6)	11/22/19	(264,354)	604
Primary Aluminum	(3)	11/27/19	(132,338)	386
Primary Aluminum	(4)	11/29/19	(176,514)	1,549
Primary Aluminum	(2)	12/02/19	(88,306)	(172)
Primary Aluminum	(1)	12/05/19	(44,177)	483
Primary Aluminum	(3)	12/09/19	(132,627)	61
Primary Aluminum	(5)	12/10/19	(221,085)	6,126
Primary Aluminum	(4)	12/11/19	(176,900)	5,564
Primary Aluminum	(2)	12/12/19	(88,375)	1,619
Primary Aluminum	(3)	12/16/19	(132,431)	2,698
Primary Aluminum	(1)	12/18/19	(44,150)	473
Primary Aluminum	(1)	12/20/19	(43,994)	(945)
Primary Aluminum	(6)	12/24/19	(263,025)	(4,469)
Primary Aluminum	(5)	12/27/19	(219,000)	(1,927)
Primary Aluminum	(4)	12/30/19	(175,050)	(2,136)
Primary Aluminum	(4)	01/02/20	(175,300)	(2,681)
Primary Aluminum	(5)	01/03/20	(219,111)	(4,875)
Primary Aluminum	(2)	01/09/20	(87,622)	(1,290)
Primary Aluminum	(3)	01/10/20	(131,425)	(1,940)
Primary Aluminum	(1)	01/16/20	(43,787)	(903)
Primary Aluminum	(5)	01/31/20	(219,375)	(2,027)
S&P 500 E-Mini Index	(111)	12/20/19	(16,848,690)	(25,911)
S&P Toronto Stock Exchange 60 Index	(4)	12/19/19	(598,223)	(3,732)
Silver	(10)	12/27/19	(903,350)	(13,817)
Soybean	(14)	01/14/20	(652,575)	(1,404)
SPI 200 Index	(4)	12/19/19	(457,659)	2,386
STOXX 600 Utilities Index	(1)	12/20/19	(19,222)	(290)
Swiss Franc	(1)	12/16/19	(127,050)	(51)
The Fcoj-A	(3)	01/10/20	(44,482)	1,193
The ICE EUA	(1)	12/16/19	(28,563)	29
Tin	(1)	01/24/20	(82,636)	761
Topix Index	(10)	12/12/19	(1,545,050)	(12,427)
U.S. Dollar Index Future	(41)	11/18/19	(409,877)	(123)

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
U.S. Dollar Index Future	(1)	12/16/19	$(97,154)	$240
Wheat	(2)	12/10/19	(19,852)	221
Wheat	(2)	12/13/19	(41,975)	121
Wheat	(23)	12/13/19	(585,063)	2,290
White Sugar	(4)	11/15/19	(67,680)	(620)
WIG20 Index	(2)	12/20/19	(23,137)	185
WTI Crude Oil	(5)	11/19/19	(270,900)	3,905
Zinc	(1)	11/01/19	(64,225)	(5,515)
Zinc	(3)	11/13/19	(189,402)	(18,565)
Zinc	(1)	11/14/19	(63,132)	(6,423)
Zinc	(2)	11/21/19	(126,159)	(10,681)
Zinc	(1)	11/27/19	(62,917)	(6,907)
Zinc	(1)	11/29/19	(62,881)	(6,884)
Zinc	(3)	12/04/19	(188,325)	(11,037)
Zinc	(1)	12/06/19	(62,756)	(4,859)
Zinc	(1)	12/09/19	(62,747)	(5,112)
Zinc	(1)	12/11/19	(62,727)	(3,604)
Zinc	(4)	12/12/19	(250,867)	(17,256)
Zinc	(2)	12/13/19	(125,413)	(5,235)
Zinc	(4)	12/16/19	(250,783)	(13,907)
Zinc	(1)	12/17/19	(62,685)	(4,063)
Zinc	(1)	12/18/19	(62,675)	(4,690)
Zinc	(2)	12/19/19	(125,250)	(9,818)
Zinc	(2)	12/20/19	(125,217)	(10,071)
Zinc	(1)	12/23/19	(62,592)	(5,032)
Zinc	(2)	12/24/19	(125,150)	(11,356)
Zinc	(3)	12/27/19	(187,675)	(6,152)
Zinc	(4)	12/30/19	(250,167)	(14,683)
Zinc	(5)	01/02/20	(312,688)	(24,177)
Zinc	(3)	01/03/20	(187,546)	(12,645)
Zinc	(1)	01/07/20	(62,471)	1,483
Zinc	(2)	01/08/20	(124,897)	(9,615)
Zinc	(5)	01/10/20	(312,021)	4,213
Zinc	(2)	01/13/20	(124,675)	(3,218)
Zinc	(3)	01/16/20	(186,788)	(5,271)
Zinc	(1)	01/21/20	(62,212)	1,529
Zinc	(1)	01/23/20	(62,162)	1,471
Zinc	(1)	01/24/20	(62,146)	1,518
Zinc	(1)	01/29/20	(62,096)	1,450
Zinc	(1)	01/30/20	(62,079)	830
Zinc	(2)	01/31/20	(124,125)	(631)

Total				$(1,431,906)

TOTAL FUTURES CONTRACTS				$383,508

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At October 31, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Unrealized Appreciation/ (Depreciation)*
1M BID Avg(a)	5.880%	01/02/23	BRL	4,562		$16,158
3M SHIBOR(b)	2.813	12/18/24	CNY	6,390		(14,080)
3M SHIBOR(b)	2.898	12/18/24		3,306		(5,422)
3M SHIBOR(b)	2.900	12/18/24		3,098		(4,819)
0.860%(c)	6M GBP	03/18/70	GBP	482	(d)	5,154

TOTAL						$(3,009)

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their value.
(a)	Payments made at maturity.
(b)	Payments made quarterly.
(c)	Payments made semi-annually.
(d)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to October 31, 2019.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid (Received) by the Fund(a)	Credit Spread at October 31, 2019(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
Republic of Korea, 2.750%, 01/19/27	1.000%	0.270%	06/20/24	$759	$(25,831)	$1,464	$(27,295)
Republic of South Africa, 5.500%, 03/09/20	1.000	1.199	06/20/22	1,291	5,100	1,204	3,896
Republic of South Africa, 5.500%, 03/09/20	1.000	1.313	12/20/22	238	1,988	262	1,726
Republic of South Africa, 5.500%, 03/09/20	1.000	1.757	06/20/24	264	8,420	8,460	(40)
Republic of Turkey, 11.875%, 01/15/30	1.000	2.665	06/20/22	736	30,066	649	29,417
United Mexican States, 4.150%, 03/28/27	1.000	0.624	06/20/23	1,081	(15,674)	1,964	(17,638)
United Mexican States, 4.150%, 03/28/27	1.000	0.697	12/20/23	379	(5,044)	508	(5,552)
Protection Sold:
Republic of Turkey, 11.875%, 01/15/30	(1.000)	3.216	06/20/24	214	(19,640)	(31,908)	12,268

TOTAL					$(20,615)	$(17,397)	$(3,218)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS#

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount/ Contracts (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Advanced Micro Devices, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	$244	$41,762	$—	$41,762
Alphabet, Inc. Class A	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	82	(1,720)	—	(1,720)
Alphabet, Inc. Class C	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	125	(99)	—	(99)
Amazon.com, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	149	584	—	584
ASM Pacific Technology Ltd.	1M STIB LIBOR	JPMorgan Securities, Inc.	05/05/20	661	3,493	—	3,493
Ceridian HCM Holding, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	130	(2,575)	—	(2,575)
Coherent, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	33	(984)	—	(984)
Consumer Discretionary Select Sector SPDR Fund	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	12	(210)	—	(210)
Edenred SA	1M EUR LIBOR	JPMorgan Securities, Inc.	05/05/20	153	19,178	—	19,178
Equifax, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	104	(87)	—	(87)
Eqypt Treasury Bill	0.000%	JPMorgan Securities, Inc.	11/14/19	10,395	39,961	—	39,961
ExlService Holdings, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	184	8,105	—	8,105
Facebook, Inc. Class A	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	272	12,768	—	12,768
FleetCor Technologies, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	291	(4,576)	—	(4,576)
Genpact Ltd.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	903	17,995	—	17,995
Global Payments, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	544	27,997	(104)	28,101
Guidewire Software, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	527	22,444	—	22,444
HubSpot, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	44	(2,621)	—	(2,621)
Huron Consulting Group, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	199	19,049	—	19,049
Invesco QQQ Trust Series 1 ETF	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	68	(3,122)	—	(3,122)
iShares Core S&P Small-Capital ETF	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	47	(1,829)	—	(1,829)
iShares Expanded Tech-Software Sector ETF	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	373	(702)	—	(702)
iShares PHLX Semiconductor ETF	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	273	(15,240)	—	(15,240)
iShares Russell 2000 Growth ETF	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	60	(2,567)	—	(2,567)
iShares Russell Mid-Capital Growth ETF	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	24	(572)	—	(572)
iShares S&P NA Tech-Software Sector ETF	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	88	(2,883)	—	(2,883)
iShares S&P NA Technology-Multimedia Networking ETF	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	1,245	(39,898)	—	(39,898)
iShares S&P Small-Capital 600 Growth ETF	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	25	(890)	—	(890)
iShares U.S. Technology ETF	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	54	(2,065)	—	(2,065)
Lumentum Holdings, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	83	15,529	—	15,529
Mastercard, Inc. Class A	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	88	1,082	—	1,082
MediaTek, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	205	12,226	—	12,226
PayPal Holdings, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	141	(4,796)	—	(4,796)
Pure Storage, Inc. Class A	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	29	5,398	—	5,398
PureFunds ISE Cyber	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	41	(1,475)	—	(1,475)
Salesforce.com, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	132	4,397	—	4,397
ServiceNow, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	92	966	—	966
SPDR S&P MidCap 400 ETF	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	29	(918)	—	(918)
Splunk, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	42	(547)	—	(547)
Spotify Technology SA	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	75	18,325	—	18,325
TransUnion	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	132	1,224	—	1,224
TriNet Group, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	179	8,349	—	8,349
Trupanion, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	127	8,285	—	8,285
Vanguard Small-Capital Growth ETF	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	64	(1,246)	—	(1,246)
VeriSign, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	142	909	—	909
Visa, Inc. Class A	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	159	(433)	—	(433)
WEX, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	199	(15,407)	—	(15,407)
Workday, Inc. Class A	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	94	1,210	—	1,210
Zscaler, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	83	(9,883)	—	(9,883)

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount/ Contracts (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
AbbVie, Inc.	(1.820)%	MS & Co. Int. PLC	02/03/20	$3	$(15,452)	$—	$(15,452)
Accenture PLC Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	38	(357)	—	(357)
Adobe Systems, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	79	(477)	—	(477)
Allergan PLC	1.820	MS & Co. Int. PLC	02/03/20	3	16,940	—	16,940
Alphabet, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	312	3,883	—	3,883
Alphabet, Inc. Class C	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	292	3,766	—	3,766
Altran Technologies SA	0.460	MS & Co. Int. PLC	07/07/21	57	4,633	—	4,633
Amazon.com, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	585	2,585	—	2,585
Aroundtown SA	0.000	MS & Co. Int. PLC	07/07/21	30	(2,793)	—	(2,793)
Automatic Data Processing, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	39	(485)	—	(485)
Blackbaud, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	14	(1,350)	—	(1,350)
Booking Holdings, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	109	1,663	—	1,663
Caesars Entertainment Corp.	1.820	MS & Co. Int. PLC	02/03/20	20	5,076	—	5,076
Ceridian HCM Holding, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	69	(2,151)	—	(2,151)
Cobham PLC	0.710	MS & Co. Int. PLC	09/15/21	771	29,882	—	29,882
Consumer Discretionary Select Sector SPDR ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	200	1,247	—	1,247
CoStar Group, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	253	(21,576)	—	(21,576)
Eldorado Resorts, Inc.	(1.820)	MS & Co. Int. PLC	02/03/20	2	(3,365)	—	(3,365)
EPAM Systems, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	311	(23,161)	—	(23,161)
Equifax, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	515	(29,724)	—	(29,724)
Exlservice Holdings, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	404	22,220	—	22,220
Expedia Group, Inc	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	77	(392)	—	(392)
Experian PLC	1M GBP LIBOR	MS & Co. Int. PLC	05/15/20	223	(290)	—	(290)
Facebook, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	261	3,590	—	3,590
FleetCor Technologies, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	898	(5,910)	—	(5,910)
Flex Ltd.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	52	8,952	—	8,952
Flutter Entertainments PLC	(0.710)	MS & Co. Int. PLC	09/15/21	1	(2,598)	—	(2,598)
FormFactor, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	81	4,189	—	4,189
Global Payments, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1,503	41,139	3,048	38,091
GoDaddy, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	286	6,592	—	6,592
HubSpot, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	133	(9,850)	—	(9,850)
Huron Consulting Group, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	19	2,202	—	2,202
Intuit, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	63	(3,759)	—	(3,759)
Invesco QQQ Trust Series 1 ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1,107	(15,147)	—	(15,147)
iShares Core S&P Small-Capital ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	751	(12,449)	—	(12,449)
iShares Expanded Tech-Software Sector ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	890	7,933	—	7,933
iShares PHLX Semiconductor ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	2,061	(19,429)	—	(19,429)
iShares Russell 2000 Growth ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	965	(17,044)	—	(17,044)
iShares Russell Mid-Capital Growth ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	381	(1,358)	—	(1,358)
iShares S&P NA Tech-Software Sector ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1,766	(8,134)	—	(8,134)
iShares S&P NA Technology-Multimedia Networking ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	708	(4,407)	—	(4,407)
iShares S&P Small-Capital 600 Growth ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	405	(5,616)	—	(5,616)
iShares U.S. Technology ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	850	(6,155)	—	(6,155)
Just Eat PLC	0.710	MS & Co. Int. PLC	09/15/21	56	(5,951)	—	(5,951)
Marvell Technology Group Ltd.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	245	(304)	—	(304)
Mastercard, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	354	(2,529)	—	(2,529)
MediaTek, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	179	20,778	—	20,778
Microsoft Corp.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	73	855	—	855
PayPal Holdings, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	533	2,182	—	2,182

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount/ Contracts (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Pure Storage Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	$11		$1,123	$—	$1,123
PureFunds ISE Cyber	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	516		(14,434)	—	(14,434)
PureFunds ISE Cyber	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	131		(1,912)	—	(1,912)
S&P 500 High Beta Total Return Index	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	896		(5,269)	—	(5,269)
Salesforce.com, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	311		7,371	—	7,371
ServiceNow, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	358		(35,550)	—	(35,550)
SPDR S&P 500 ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	68		(776)	—	(776)
SPDR S&P MidCap 400 ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	468		(5,101)	—	(5,101)
Splunk, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	99		3	—	3
Spotify Technology SA	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	7		1,561	—	1,561
TLG Immobilien AG	0.000%	MS & Co. Int. PLC	07/07/21	8		1,395	—	1,395
TransUnion	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	362		3,982	—	3,982
TriNet Group, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	590		(72,754)	—	(72,754)
Trupanion, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	116		4,599	—	4,599
US Momentum	1M USD LIBOR	MS & Co. Int. PLC	10/30/20	1,444		(4,857)	—	(4,857)
Vanguard Small-Capital Growth ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1,027		(2,449)	—	(2,449)
VeriSign, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	313		5,357	—	5,357
Visa, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	625		(142)	—	(142)
WEX, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	869		(83,350)	—	(83,350)
3SBio, Inc.	1.777	UBS AG (London)	12/14/20	149		2,054	—	2,054
A.P. Moller – Maersk A/S	0.537	UBS AG (London)	12/14/20	—	*	(4,511)	—	(4,511)
AAC Technologies Holding, Inc.	(1.777)	UBS AG (London)	12/14/20	58		(15,106)	—	(15,106)
ABB Ltd.	(0.790)	UBS AG (London)	12/14/20	17		2,120	—	2,120
Accor SA	(0.569)	UBS AG (London)	12/14/20	8		3,420	—	3,420
Accton Technology Corp.	1.785	UBS AG (London)	12/14/20	33		(1,126)	—	(1,126)
Acs Actividades De Construccion Y Servicios SA	0.569	UBS AG (London)	03/29/21	9		(3,577)	—	(3,577)
Adobe, Inc.	1.785	UBS AG (London)	12/14/20	—	*	3,186	—	3,186
Advantech Co. Ltd.	1.785	UBS AG (London)	12/14/20	11		1,938	—	1,938
Aena Sme SA	0.569	UBS AG (London)	03/29/21	2		(6,325)	—	(6,325)
AEON Co. Ltd.	(0.112)	UBS AG (London)	12/11/20	16		474	—	474
Aeon Mall Co. Ltd.	0.112	UBS AG (London)	12/11/20	22		(515)	—	(515)
Agco Corp.	1.785	UBS AG (London)	12/14/20	3		1,699	—	1,699
Air Lease Corp.	1.785	UBS AG (London)	12/14/20	7		(5,095)	—	(5,095)
Air Water, Inc.	(0.112)	UBS AG (London)	12/11/20	16		1,584	—	1,584
Airbus SE	(0.569)	UBS AG (London)	12/14/20	3		(9,947)	—	(9,947)
Aisin SEiki Co. Ltd.	0.112	UBS AG (London)	12/11/20	10		47,992	—	47,992
Alaska Air Group, Inc.	1.785	UBS AG (London)	12/14/20	2		(702)	—	(702)
Alcoa Corp.	(1.600)	UBS AG (London)	12/14/20	14		11,614	—	11,614
Alfa Laval Ab	(0.162)	UBS AG (London)	12/14/20	6		53	—	53
Alibaba Pictures Group Ltd.	(1.777)	UBS AG (London)	12/14/20	342		(210)	—	(210)
Allogene Therapeutics, Inc.	(1.600)	UBS AG (London)	12/14/20	3		329	—	329
Altice Europe NV	0.569	UBS AG (London)	12/14/20	48		(1,103)	—	(1,103)
Altria Group, Inc.	1.785	UBS AG (London)	12/14/20	2		(2,582)	—	(2,582)
Ametek, Inc.	1.785	UBS AG (London)	12/14/20	4		38	—	38
AMP Ltd.	(0.922)	UBS AG (London)	12/14/20	155		(30)	—	(30)
Amplifon SpA	0.569	UBS AG (London)	12/14/20	15		13,115	—	13,115
AMS AG	0.790	UBS AG (London)	12/14/20	6		(6,713)	—	(6,713)
Anaplan, Inc.	(1.600)	UBS AG (London)	12/14/20	1		2,006	—	2,006
Andritz AG	(0.569)	UBS AG (London)	12/14/20	7		890	—	890
Anhui Conch Cement Co. Ltd.	1.777	UBS AG (London)	12/14/20	61		2,775	—	2,775

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount/ Contracts (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Archer-Daniels-Midland Co.	(1.600)%	UBS AG (London)	12/14/20	$8		$(4,153)	$—	$(4,153)
Aristocrat Leisure Ltd.	0.922	UBS AG (London)	12/14/20	14		(5,266)	—	(5,266)
Arrow Electronics, Inc.	(1.600)	UBS AG (London)	12/14/20	2		(1,645)	—	(1,645)
Asahi Kasei Corp.	0.112	UBS AG (London)	12/11/20	36		1,169	—	1,169
Ashland Global Holdings, Inc.	(1.600)	UBS AG (London)	12/14/20	4		4,220	—	4,220
Ashtead Group PLC	0.677	UBS AG (London)	12/14/20	13		4,834	—	4,834
Asics Corp.	(0.112)	UBS AG (London)	12/11/20	9		2,761	—	2,761
ASM International NV	0.569	UBS AG (London)	12/14/20	4		(10,468)	—	(10,468)
Astellas Pharma, Inc.	0.112	UBS AG (London)	12/11/20	23		14,702	—	14,702
Astrazeneca PLC	(0.677)	UBS AG (London)	12/14/20	4		(10,039)	—	(10,039)
Atlas Arteria	(0.922)	UBS AG (London)	12/14/20	67		(6,881)	—	(6,881)
Atmos Energy Corp.	1.785	UBS AG (London)	12/14/20	1		846	—	846
Atos SE	(0.569)	UBS AG (London)	12/14/20	3		(2,336)	—	(2,336)
Au Optronics Corp.	(1.785)	UBS AG (London)	12/14/20	1,183		12,503	—	12,503
Autoliv, Inc.	(1.600)	UBS AG (London)	12/14/20	4		7,069	—	7,069
Avalara, Inc.	(1.600)	UBS AG (London)	12/14/20	4		12,275	—	12,275
Axfood AB	0.162	UBS AG (London)	12/14/20	17		2,630	—	2,630
Axon Enterprise, Inc.	(1.600)	UBS AG (London)	12/14/20	5		9,651	—	9,651
Bank Ozk Co.	1.785	UBS AG (London)	12/14/20	11		(12,163)	—	(12,163)
Barclays PLC	0.677	UBS AG (London)	12/14/20	35		(1,359)	—	(1,359)
Beach Energy Ltd.	0.922	UBS AG (London)	12/14/20	210		(5,638)	—	(5,638)
Becton Dickinson & Co.	(1.600)	UBS AG (London)	12/14/20	—	*	(536)	—	(536)
BHP Group PLC	0.677	UBS AG (London)	12/14/20	10		(3,668)	—	(3,668)
BIO Rad Laboratories, Inc.	1.785	UBS AG (London)	12/14/20	1		(6,725)	—	(6,725)
BOC Aviation Ltd.	(1.777)	UBS AG (London)	12/14/20	48		(9,931)	—	(9,931)
Booz Allen Hamilton Holding Corp.	1.785	UBS AG (London)	12/14/20	4		1,539	—	1,539
Boskalis Westminster NV	(0.569)	UBS AG (London)	12/14/20	2		459	—	459
Boston Scientific Corp.	(1.600)	UBS AG (London)	12/14/20	7		401	—	401
Bouygues SA	(0.569)	UBS AG (London)	12/14/20	7		674	—	674
Brembo SpA	(0.569)	UBS AG (London)	12/14/20	37		11,860	—	11,860
Bright Horizons Family Solutions, Inc.	1.785	UBS AG (London)	12/14/20	3		3,598	—	3,598
Brilliance China Automotive	(1.777)	UBS AG (London)	12/14/20	118		4,239	—	4,239
British American Tobacco PLC	0.677	UBS AG (London)	12/14/20	8		6,322	—	6,322
Brother Industries Ltd.	0.112	UBS AG (London)	12/11/20	20		(231)	—	(231)
Bruker Corp.	1.785	UBS AG (London)	12/14/20	1		361	—	361
Brunswick Corp.	(1.600)	UBS AG (London)	12/14/20	2		2,629	—	2,629
Bucher Industries AG	0.790	UBS AG (London)	12/14/20	1		(1,010)	—	(1,010)
Bunge Ltd.	(1.600)	UBS AG (London)	12/14/20	5		11,108	—	11,108
Bunzl PLC	(0.677)	UBS AG (London)	12/14/20	8		(3,740)	—	(3,740)
Burberry Group PLC	0.677	UBS AG (London)	12/14/20	4		706	—	706
BWX Technologies, Inc.	(1.600)	UBS AG (London)	12/14/20	1		(63)	—	(63)
Byd Co. Ltd.	(1.777)	UBS AG (London)	12/14/20	74		26,793	—	26,793
Caltex Australia Ltd.	(0.922)	UBS AG (London)	12/14/20	7		2,721	—	2,721
Campbell Soup Co.	(1.600)	UBS AG (London)	12/14/20	7		(1,616)	—	(1,616)
Cargurus, Inc.	1.785	UBS AG (London)	12/14/20	5		7,070	—	7,070
Carl Zeiss Meditec AG	0.569	UBS AG (London)	12/14/20	3		7,193	—	7,193
Carlisle Cos., Inc.	1.785	UBS AG (London)	12/14/20	2		(8,011)	—	(8,011)
Carrefour SA	(0.569)	UBS AG (London)	12/14/20	18		6,393	—	6,393
Cathay Financial Holding Co.	1.785	UBS AG (London)	12/14/20	190		(4,815)	—	(4,815)
Cellnex Telecom SA	(0.569)	UBS AG (London)	03/29/21	18		(9,939)	—	(9,939)
Celltrion, Inc.	(1.785)	UBS AG (London)	12/14/20	3		5,323	—	5,323

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount/ Contracts (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Centene Corp.	1.785%	UBS AG (London)	12/14/20	$6		$20,538	$—	$20,538
Centrica PLC	(0.677)	UBS AG (London)	12/14/20	403		(16,485)	—	(16,485)
Challenger Ltd.	(0.922)	UBS AG (London)	12/14/20	45		(3,252)	—	(3,252)
Cheniere Energy, Inc.	(1.600)	UBS AG (London)	12/14/20	1		734	—	734
China Communications Construction Co. Ltd.	(1.777)	UBS AG (London)	12/14/20	188		4,957	—	4,957
China Conch Venture Holdings Ltd.	1.777	UBS AG (London)	12/14/20	22		(693)	—	(693)
China International Capital Corp. Ltd.	(1.777)	UBS AG (London)	12/14/20	136		311	—	311
China Life Insurance Co. Ltd.	1.777	UBS AG (London)	12/14/20	68		3,451	—	3,451
China Medical System Holding	1.648	UBS AG (London)	12/14/20	99		260	—	260
China Petroleum & Chem Corp.	1.777	UBS AG (London)	12/14/20	318		(8,729)	—	(8,729)
China Resources Beer Holdings	1.777	UBS AG (London)	12/14/20	64		(7,536)	—	(7,536)
China Shenhua Energy Co. Ltd.	1.777	UBS AG (London)	12/14/20	169		1,014	—	1,014
Cintas Corp.	1.785	UBS AG (London)	12/14/20	1		(7,515)	—	(7,515)
CITIC Ltd.	1.777	UBS AG (London)	12/14/20	183		972	—	972
CJ Cheiljedang Corp.	(1.785)	UBS AG (London)	12/14/20	1		(1,388)	—	(1,388)
Coca-Cola Bottlers Japan Holding	(0.112)	UBS AG (London)	12/11/20	16		1,499	—	1,499
Coca-Cola Co.	(1.600)	UBS AG (London)	12/14/20	5		(6,829)	—	(6,829)
Coca-Cola European Partners	1.785	UBS AG (London)	12/14/20	6		2,729	—	2,729
Coherent, Inc.	(1.600)	UBS AG (London)	12/14/20	2		(3,569)	—	(3,569)
ComfortDelGro Corp. Ltd.	1.782	UBS AG (London)	12/11/20	46		(2,677)	—	(2,677)
Commonwealth Bank of Australia	(0.922)	UBS AG (London)	12/14/20	2		2,414	—	2,414
Community Bank System, Inc.	(1.600)	UBS AG (London)	12/14/20	4		2,518	—	2,518
Coty, Inc.	(1.600)	UBS AG (London)	12/14/20	27		(508)	—	(508)
Cree, Inc.	(1.600)	UBS AG (London)	12/14/20	6		3,371	—	3,371
Crown Resorts Ltd.	(0.922)	UBS AG (London)	12/14/20	40		(17,064)	—	(17,064)
CSPC Pharmaceutical Group	1.777	UBS AG (London)	12/14/20	140		21,362	—	21,362
Curtiss-Wright Corp.	1.785	UBS AG (London)	12/14/20	2		13,570	—	13,570
D.R. Horton, Inc.	1.785	UBS AG (London)	12/14/20	7		5,525	—	5,525
Daelim Industrial Co. Ltd.	1.785	UBS AG (London)	12/14/20	4		(3,618)	—	(3,618)
Daimler AG	(0.569)	UBS AG (London)	12/14/20	6		5,934	—	5,934
Davide Campari-Milano SpA	(0.569)	UBS AG (London)	12/14/20	20		560	—	560
Deere & Co.	(1.600)	UBS AG (London)	12/14/20	2		(1,657)	—	(1,657)
Delta Electronics, Inc.	1.785	UBS AG (London)	12/14/20	65		(155)	—	(155)
Demant A/S	(0.537)	UBS AG (London)	12/14/20	13		(6,132)	—	(6,132)
Dentsu, Inc.	0.112	UBS AG (London)	12/11/20	1		(585)	—	(585)
Dexcom, Inc.	(1.600)	UBS AG (London)	12/14/20	1		659	—	659
Dialog Semiconductor PLC	(0.569)	UBS AG (London)	12/14/20	7		(11,755)	—	(11,755)
Discovery Communications, Inc.	(1.785)	UBS AG (London)	12/14/20	10		(4,887)	—	(4,887)
DKSH Holding AG	(0.790)	UBS AG (London)	12/14/20	7		(21)	—	(21)
Dolby Laboratories, Inc.	1.785	UBS AG (London)	12/14/20	5		1,797	—	1,797
Dollar Tree, Inc.	(1.600)	UBS AG (London)	12/14/20	3		7,415	—	7,415
Dominion Energy, Inc.	(1.600)	UBS AG (London)	12/14/20	4		(3,527)	—	(3,527)
Dropbox, Inc.	1.785	UBS AG (London)	12/14/20	4		(940)	—	(940)
Dufry AG	0.790	UBS AG (London)	12/14/20	2		(2,224)	—	(2,224)
East Japan Railway Co.	0.112	UBS AG (London)	12/11/20	4		707	—	707
East West Bancorp, Inc.	1.785	UBS AG (London)	12/14/20	7		(5,539)	—	(5,539)
easyJet PLC	(0.677)	UBS AG (London)	12/14/20	3		(1,411)	—	(1,411)
Eaton Vance Corp.	1.785	UBS AG (London)	12/14/20	1		(685)	—	(685)
Eclat Textile Co. Ltd.	1.785	UBS AG (London)	12/14/20	29		16	—	16
Eiffage SA	0.569	UBS AG (London)	12/14/20	—	*	225	—	225
Elastic NV	(1.600)	UBS AG (London)	12/14/20	4		8,118	—	8,118

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount/ Contracts (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Electricite de France SA	(0.569)%	UBS AG (London)	12/14/20	$1		$(208)	$—	$(208)
Electrocomponents PLC	0.677	UBS AG (London)	12/14/20	6		(137)	—	(137)
Elekta AB Class B	(0.162)	UBS AG (London)	12/14/20	20		(782)	—	(782)
Eli Lilly & Co.	(1.600)	UBS AG (London)	12/14/20	1		(1,512)	—	(1,512)
Elis SA	(0.569)	UBS AG (London)	12/14/20	21		(1,296)	—	(1,296)
EMS-Chemie Holding AG	0.790	UBS AG (London)	12/14/20	—	*	(539)	—	(539)
Encompass Health Corp.	(1.600)	UBS AG (London)	12/14/20	4		(2,375)	—	(2,375)
Entergy Corp	(1.600)	UBS AG (London)	12/14/20	2		(4,812)	—	(4,812)
Eog Resources, Inc.	1.785	UBS AG (London)	12/14/20	3		(6,952)	—	(6,952)
Equifax, Inc.	(1.600)	UBS AG (London)	12/14/20	2		(1,891)	—	(1,891)
Equinor ASA	1.200	UBS AG (London)	12/14/20	11		(2,165)	—	(2,165)
Essilorluxottica	0.569	UBS AG (London)	12/14/20	2		(10,102)	—	(10,102)
Evolution Gaming Group AB	0.162	UBS AG (London)	12/14/20	17		7,760	—	7,760
Evraz PLC	0.677	UBS AG (London)	12/14/20	29		(5,763)	—	(5,763)
Expedia Group, Inc.	(1.600)	UBS AG (London)	12/14/20	2		948	—	948
Fair Isaac Corp.	1.785	UBS AG (London)	12/14/20	—	*	317	—	317
Fast Retailing Co. Ltd.	(0.112)	UBS AG (London)	12/11/20	1		2,562	—	2,562
Faurecia SA	0.569	UBS AG (London)	12/14/20	8		(28,827)	—	(28,827)
Fedex Corp.	(1.600)	UBS AG (London)	12/14/20	2		9,482	—	9,482
Feng Tay Entrprise Co. Ltd.	1.785	UBS AG (London)	12/14/20	54		4,506	—	4,506
Ferrovial SA	(0.569)	UBS AG (London)	03/29/21	12		(4,519)	—	(4,519)
Fevertree Drinks PLC	0.677	UBS AG (London)	12/14/20	5		(6,314)	—	(6,314)
Fielmann AG	0.569	UBS AG (London)	12/14/20	1		76	—	76
Fila Korea Ltd.	(1.785)	UBS AG (London)	12/14/20	3		38	—	38
First Financial Bankshares, Inc.	(1.600)	UBS AG (London)	12/14/20	10		18,130	—	18,130
First Solar, Inc.	(1.600)	UBS AG (London)	12/14/20	5		7,893	—	7,893
Flight Centre Travel Group	(0.922)	UBS AG (London)	12/14/20	11		(5,901)	—	(5,901)
Flughafen Zuerich AG	0.790	UBS AG (London)	12/14/20	2		182	—	182
Fortinet, Inc.	1.785	UBS AG (London)	12/14/20	3		2,535	—	2,535
Fortive Corp.	(1.600)	UBS AG (London)	12/14/20	2		(1,249)	—	(1,249)
Fuji Electric Co. Ltd.	0.112	UBS AG (London)	12/11/20	10		(3,630)	—	(3,630)
Fujifilm Holdings Corp.	0.112	UBS AG (London)	12/11/20	7		1,647	—	1,647
G4S PLC	(0.677)	UBS AG (London)	12/14/20	131		(1,800)	—	(1,800)
Galaxy Entertainment Group	(1.777)	UBS AG (London)	12/14/20	22		(2,889)	—	(2,889)
Gea Group AG	(0.569)	UBS AG (London)	12/14/20	10		12,870	—	12,870
General Mills, Inc.	1.785	UBS AG (London)	12/14/20	6		5,582	—	5,582
Genmab A/S	0.537	UBS AG (London)	12/14/20	2		8,575	—	8,575
Genpact Ltd.	1.785	UBS AG (London)	12/14/20	8		2,699	—	2,699
Getinge AB Class B	(0.162)	UBS AG (London)	12/14/20	24		(19,408)	—	(19,408)
Glacier Bancorp, Inc.	(1.600)	UBS AG (London)	12/14/20	2		1,286	—	1,286
Globalwafers Co. Ltd.	1.785	UBS AG (London)	12/14/20	20		(11,836)	—	(11,836)
Globant SA	1.785	UBS AG (London)	12/14/20	3		6,773	—	6,773
Globus Medical, Inc.	1.785	UBS AG (London)	12/14/20	6		12,038	—	12,038
GN Store Nord A/S	0.537	UBS AG (London)	12/14/20	1		3,932	—	3,932
Graftech International Ltd.	1.785	UBS AG (London)	12/14/20	25		(15,055)	—	(15,055)
GrubHub, Inc.	(1.600)	UBS AG (London)	12/14/20	5		(4,705)	—	(4,705)
Guardant Health, Inc.	(1.600)	UBS AG (London)	12/14/20	3		3,189	—	3,189
Halma PLC	0.677	UBS AG (London)	12/14/20	16		5,452	—	5,452
Hang Lung Properties Ltd.	(1.777)	UBS AG (London)	12/14/20	106		(802)	—	(802)
Hankook Tire Co. Ltd.	1.785	UBS AG (London)	12/14/20	14		(18,778)	—	(18,778)
Hanmi Pharm Co. Ltd.	(1.785)	UBS AG (London)	12/14/20	1		1,365	—	1,365

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount/ Contracts (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Hasbro, Inc.	(1.600)%	UBS AG (London)	12/14/20	$2		$1,369	$—	$1,369
Haseko Corp.	0.112	UBS AG (London)	12/11/20	25		(1,313)	—	(1,313)
Heineken Holding NV	0.569	UBS AG (London)	12/14/20	1		794	—	794
Helmerich & Payne	(1.600)	UBS AG (London)	12/14/20	8		17,472	—	17,472
Hengan International Group	(1.777)	UBS AG (London)	12/14/20	28		(2,653)	—	(2,653)
Hera SpA	0.569	UBS AG (London)	12/14/20	92		9,167	—	9,167
Herbalife Ltd	1.785	UBS AG (London)	12/14/20	4		17,108	—	17,108
Hikma Pharmaceuticals PLC	0.677	UBS AG (London)	12/14/20	6		1,394	—	1,394
Hillenbrand, Inc.	1.785	UBS AG (London)	12/14/20	—	*	(63)	—	(63)
Hino Motors Ltd.	0.112	UBS AG (London)	12/11/20	17		4,539	—	4,539
Hitachi Chemical Co. Ltd.	(0.112)	UBS AG (London)	12/11/20	3		(2,339)	—	(2,339)
Hochtief AG	0.569	UBS AG (London)	12/14/20	3		2,561	—	2,561
HollyFrontier Corp.	1.785	UBS AG (London)	12/14/20	6		(19,338)	—	(19,338)
Homeserve PLC	0.677	UBS AG (London)	12/14/20	27		9,852	—	9,852
Hon Hai Precision Industry Co. Ltd.	(1.785)	UBS AG (London)	12/14/20	75		574	—	574
Honeywell International, Inc.	(1.600)	UBS AG (London)	12/14/20	2		964	—	964
Hotai Motor Co. Ltd.	(1.785)	UBS AG (London)	12/14/20	21		(6,636)	—	(6,636)
Howden Joinery Group PLC	0.677	UBS AG (London)	12/14/20	50		4,552	—	4,552
HP, Inc.	1.785	UBS AG (London)	12/14/20	10		(2,211)	—	(2,211)
Hua Hong Semiconductor	(1.777)	UBS AG (London)	12/14/20	107		(2,345)	—	(2,345)
Husqvarna AB	(0.162)	UBS AG (London)	12/14/20	26		(4,632)	—	(4,632)
Hyundai Engneering & Construction Co.	1.785	UBS AG (London)	12/14/20	8		(5,391)	—	(5,391)
Hyundai Glovis Co. Ltd.	1.785	UBS AG (London)	12/14/20	1		(3,181)	—	(3,181)
Hyundai Mobis Co. Ltd.	1.785	UBS AG (London)	12/14/20	1		(382)	—	(382)
Ibiden Co. Ltd.	(0.102)	UBS AG (London)	12/11/20	13		1,566	—	1,566
IDEXX Laboratories, Inc.	1.785	UBS AG (London)	12/14/20	1		17,932	—	17,932
IDP Education Ltd.	0.922	UBS AG (London)	12/14/20	14		5,342	—	5,342
Iliad SA	(0.569)	UBS AG (London)	12/14/20	2		(6,651)	—	(6,651)
Illumina, Inc.	(1.600)	UBS AG (London)	12/14/20	—	*	1,385	—	1,385
Imi PLC	0.677	UBS AG (London)	12/14/20	30		(8,165)	—	(8,165)
Industria De Diseno Textile SA	0.569	UBS AG (London)	03/29/21	10		(823)	—	(823)
Infineon Technologies AG	(0.569)	UBS AG (London)	12/14/20	16		10,014	—	10,014
Ingenico Group	0.569	UBS AG (London)	12/14/20	4		(1,523)	—	(1,523)
Ingevity Corp.	1.785	UBS AG (London)	12/14/20	3		(11,913)	—	(11,913)
Innolux Corp.	(1.785)	UBS AG (London)	12/14/20	713		4,629	—	4,629
Insurance Australia Group Ltd.	(0.922)	UBS AG (London)	12/14/20	15		—	—	—
Integra LifeSciences Holdings Corp.	1.785	UBS AG (London)	12/14/20	2		1,113	—	1,113
International Flavors & Fragrances, Inc.	(1.600)	UBS AG (London)	12/14/20	3		(1,371)	—	(1,371)
Interpump Group SpA	(0.569)	UBS AG (London)	12/14/20	10		4,274	—	4,274
Intertek Group PLC	0.677	UBS AG (London)	12/14/20	5		16,108	—	16,108
Ipsen SA	0.569	UBS AG (London)	12/14/20	3		10,086	—	10,086
Iss A/S	(0.537)	UBS AG (London)	12/14/20	14		418	—	418
James Hardie Industries PLC	0.927	UBS AG (London)	12/14/20	4		(157)	—	(157)
Japan Airport Terminal Co.	(0.112)	UBS AG (London)	12/11/20	7		(3,091)	—	(3,091)
Japan Tobacco, Inc.	0.112	UBS AG (London)	12/11/20	2		230	—	230
Johnson Controls International PLC	(1.600)	UBS AG (London)	12/14/20	6		186	—	186
Kakao Corp.	1.785	UBS AG (London)	12/14/20	—	*	309	—	309
Kansai Paint Co. Ltd.	(0.112)	UBS AG (London)	12/11/20	9		(1,976)	—	(1,976)
Kawasaki Heavy Industr Ltd.	0.112	UBS AG (London)	12/11/20	8		592	—	592
Keihan Holdings Co. Ltd.	(0.112)	UBS AG (London)	12/11/20	8		(3,383)	—	(3,383)
Keysight Technologies, Inc.	1.785	UBS AG (London)	12/14/20	3		(9,245)	—	(9,245)

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount/ Contracts (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Kingdee Intl Software Group Co.	(1.777)%	UBS AG (London)	12/14/20	$69		$6	$—	$6
Kingfisher PLC	(0.677)	UBS AG (London)	12/14/20	144		543	—	543
Kingsoft Co. Ltd.	(1.777)	UBS AG (London)	12/14/20	138		(3,304)	—	(3,304)
Kion Group Gmbh	0.569	UBS AG (London)	12/14/20	6		(3,366)	—	(3,366)
Kirby Corp.	(1.600)	UBS AG (London)	12/14/20	4		17,128	—	17,128
Konica Minolta, Inc.	0.112	UBS AG (London)	12/11/20	25		163	—	163
Koninklijke Ahold Delhaize	0.569	UBS AG (London)	12/14/20	15		(1,951)	—	(1,951)
Korian SA	(0.569)	UBS AG (London)	12/14/20	5		(1,492)	—	(1,492)
Kyushu Railway Co.	(0.112)	UBS AG (London)	12/11/20	7		(4,698)	—	(4,698)
L Brands, Inc.	(1.600)	UBS AG (London)	12/14/20	15		10,822	—	10,822
Lancaster Colony Corp.	1.785	UBS AG (London)	12/14/20	1		1,059	—	1,059
Largan Precision Co. Ltd.	1.785	UBS AG (London)	12/14/20	3		15,830	—	15,830
Lauder (Estee) Cos., Inc. Class A	1.785	UBS AG (London)	12/14/20	2		(7,748)	—	(7,748)
Lear Corp.	1.785	UBS AG (London)	12/14/20	1		(4,335)	—	(4,335)
Leggett & Platt, Inc.	(1.600)	UBS AG (London)	12/14/20	6		(2,225)	—	(2,225)
LendingTree, Inc.	(1.600)	UBS AG (London)	12/14/20	–	*	(5,192)	—	(5,192)
LG Chemical Ltd.	(1.785)	UBS AG (London)	12/14/20	1		(7,189)	—	(7,189)
LG Display Co. Ltd.	(1.785)	UBS AG (London)	12/14/20	31		1,817	—	1,817
Lg Electronics, Inc.	1.785	UBS AG (London)	12/14/20	6		(12,316)	—	(12,316)
LG Household & Healthcare	1.785	UBS AG (London)	12/14/20	—	*	5,231	—	5,231
LHC Group, Inc.	(1.600)	UBS AG (London)	12/14/20	2		10,693	—	10,693
Li Ning Co. Ltd.	1.777	UBS AG (London)	12/14/20	114		3,027	—	3,027
Liberty Global PLC	(1.600)	UBS AG (London)	12/14/20	6		(1,328)	—	(1,328)
Lincoln National Corp.	1.785	UBS AG (London)	12/14/20	1		(3,853)	—	(3,853)
Littelfuse, Inc.	(1.600)	UBS AG (London)	12/14/20	2		26,609	—	26,609
Liveramp Holdings, Inc.	(1.600)	UBS AG (London)	12/14/20	6		6,461	—	6,461
Logitech International SA	0.790	UBS AG (London)	12/14/20	9		1,142	—	1,142
Longfor Group Holdings Ltd.	(1.777)	UBS AG (London)	12/14/20	70		825	—	825
Lonza Group AG	(0.790)	UBS AG (London)	12/14/20	1		(6,542)	—	(6,542)
Lululemon Athletica, Inc.	1.785	UBS AG (London)	12/14/20	2		(2,207)	—	(2,207)
Lyondellbasell Industires Co.	1.785	UBS AG (London)	12/14/20	1		(1,359)	—	(1,359)
Macy’s, Inc.	(1.600)	UBS AG (London)	12/14/20	19		(5,171)	—	(5,171)
Madison Square Garden Co.	(1.600)	UBS AG (London)	12/14/20	1		3,148	—	3,148
Mapfre	(0.569)	UBS AG (London)	03/29/21	26		3,592	—	3,592
Marathon Petroleum Corp.	1.785	UBS AG (London)	12/14/20	3		(11,192)	—	(11,192)
Marriott International, Inc.	(1.600)	UBS AG (London)	12/14/20	3		(23)	—	(23)
Martin Marietta Materials	1.785	UBS AG (London)	12/14/20	1		(7,793)	—	(7,793)
Marvell Technology Group Ltd.	(1.600)	UBS AG (London)	12/14/20	13		3,268	—	3,268
Masimo Corp.	1.785	UBS AG (London)	12/14/20	2		(4,343)	—	(4,343)
Mastec, Inc.	1.785	UBS AG (London)	12/14/20	5		(12,788)	—	(12,788)
Mcdonald’S Holdings Co. Japan Ltd.	(0.112)	UBS AG (London)	12/11/20	4		(663)	—	(663)
Medibank Private Ltd.	(0.922)	UBS AG (London)	12/14/20	28		1,242	—	1,242
Meggitt PLC	0.677	UBS AG (London)	12/14/20	41		9,117	—	9,116
Melco International Development Ltd.	1.777	UBS AG (London)	12/14/20	137		(11,067)	—	(11,067)
Micro Focus International PLC	(0.677)	UBS AG (London)	12/14/20	25		2,172	—	2,172
Mitsubishi Materials Corp.	0.112	UBS AG (London)	12/11/20	11		(677)	—	(677)
MKS Instruments, Inc.	(1.600)	UBS AG (London)	12/14/20	2		7,678	—	7,678
Mohawk Industries, Inc.	(1.600)	UBS AG (London)	12/14/20	2		3,116	—	3,116
Monster Beverage Corp.	1.785	UBS AG (London)	12/14/20	1		(22)	—	(22)
MTU Aero Engines AG	0.569	UBS AG (London)	12/14/20	1		6,174	—	6,174
Mylan NV	1.785	UBS AG (London)	12/14/20	9		(4,126)	—	(4,126)

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount/ Contracts (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Nan Ya Plastics Corp.	(1.785)%	UBS AG (London)	12/14/20	$116		$(2,221)	$—	$(2,221)
Nanya Technology Co. Ltd.	(1.785)	UBS AG (London)	12/14/20	133		11,012	—	11,012
National Instruments Corp.	1.785	UBS AG (London)	12/14/20	7		3,010	—	3,010
National Oilwell Varco, Inc.	(1.600)	UBS AG (London)	12/14/20	6		7,464	—	7,464
Ncsoft Corp.	(1.785)	UBS AG (London)	12/14/20	1		(2,307)	—	(2,307)
Nektar Therapeutics	(1.600)	UBS AG (London)	12/14/20	13		6,648	—	6,648
Nemetschek SE	0.569	UBS AG (London)	12/14/20	7		(9,342)	—	(9,342)
Newmarket Corp.	1.785	UBS AG (London)	12/14/20	1		1,321	—	1,321
Next PLC	0.677	UBS AG (London)	12/14/20	4		(12,113)	—	(12,113)
NGK Insulators Ltd.	(0.112)	UBS AG (London)	12/11/20	25		(8,116)	—	(8,116)
NGK Spark Plug Co., Ltd.	(0.112)	UBS AG (London)	12/11/20	8		(5,544)	—	(5,544)
Nintendo Co. Ltd.	(0.112)	UBS AG (London)	12/11/20	1		(17,850)	—	(17,850)
Nippon Paint Holdings Co. Ltd.	(0.112)	UBS AG (London)	12/11/20	7		2,015	—	2,015
Nippon Television Holdings, Inc.	0.112	UBS AG (London)	12/11/20	27		(667)	—	(667)
Nisource, Inc.	(1.600)	UBS AG (London)	12/14/20	6		(5,480)	—	(5,480)
Nokia OYJ	(0.569)	UBS AG (London)	12/14/20	75		(6,739)	—	(6,739)
Nokian Renkaat Oyj	(0.569)	UBS AG (London)	12/14/20	12		20,433	—	20,433
Norwegian Cruise Line Holdings Ltd.	1.785	UBS AG (London)	12/14/20	7		(13,364)	—	(13,364)
Nutanix, Inc.	(1.600)	UBS AG (London)	12/14/20	5		(484)	—	(484)
Nvr, Inc.	1.785	UBS AG (London)	12/14/20	—	*	495	—	495
Ocado Group PLC	(0.677)	UBS AG (London)	12/14/20	22		5,234	—	5,234
OCI NV	0.569	UBS AG (London)	12/14/20	6		(5,350)	—	(5,350)
Oil Search Ltd.	(0.922)	UBS AG (London)	12/14/20	66		3,710	—	3,710
OJI Holdings Corp.	0.112	UBS AG (London)	12/11/20	56		(1,515)	—	(1,515)
Olympus Corp.	(0.112)	UBS AG (London)	12/11/20	3		(1,621)	—	(1,621)
OMV AG	0.569	UBS AG (London)	12/14/20	2		(536)	—	(536)
Orpea SA	(0.569)	UBS AG (London)	12/14/20	1		(2,857)	—	(2,857)
Otsuka Shokai Co. Ltd.	0.112	UBS AG (London)	12/11/20	3		4,374	—	4,374
Outfront Media, Inc.	1.785	UBS AG (London)	12/14/20	5		(912)	—	(912)
Paccar, Inc.	1.785	UBS AG (London)	12/14/20	5		(5,934)	—	(5,934)
Pandora A/S	0.537	UBS AG (London)	12/14/20	5		2,781	—	2,781
Parsley Energy, Inc.	1.785	UBS AG (London)	12/14/20	16		(11,179)	—	(11,179)
Paylocity Holding Corp.	1.785	UBS AG (London)	12/14/20	1		(216)	—	(216)
Pegatron Corp.	(1.785)	UBS AG (London)	12/14/20	199		9,565	—	9,565
Penske Automotive Group, Inc.	1.785	UBS AG (London)	12/14/20	6		(418)	—	(418)
Perrigo Co.	(1.600)	UBS AG (London)	12/14/20	5		5,502	—	5,502
Perspecta, Inc.	1.785	UBS AG (London)	12/14/20	5		36	—	36
Peugeot SA	0.569	UBS AG (London)	12/14/20	14		(33,631)	—	(33,631)
Philip Morris International, Inc.	1.785	UBS AG (London)	12/14/20	4		2,804	—	2,804
Phillips 66	1.785	UBS AG (London)	12/14/20	1		(2,754)	—	(2,754)
Pilgrim’S Pride Corp.	1.785	UBS AG (London)	12/14/20	9		8,637	—	8,637
Plastic Omnium SA	0.569	UBS AG (London)	12/14/20	14		(17,683)	—	(17,683)
Pola Orbis Holdings, Inc.	0.112	UBS AG (London)	12/11/20	4		(6,261)	—	(6,261)
Polymetal International PLC	(0.677)	UBS AG (London)	12/14/20	3		(2,186)	—	(2,186)
Pool Corp.	1.785	UBS AG (London)	12/14/20	—	*	1,459	—	1,459
Posco	1.785	UBS AG (London)	12/14/20	2		(1,541)	—	(1,541)
Post Holdings, Inc.	(1.600)	UBS AG (London)	12/14/20	4		5,432	—	5,432
Pou Chen Corp.	1.785	UBS AG (London)	12/14/20	180		3,727	—	3,727
Prysmian Spa	(0.569)	UBS AG (London)	12/14/20	17		(2,278)	—	(2,278)
Qantas Airways Ltd.	0.922	UBS AG (London)	12/14/20	85		(4,565)	—	(4,565)
Quanta Computer, Inc.	(1.785)	UBS AG (London)	12/14/20	139		(1,900)	—	(1,900)

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount/ Contracts (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Reckitt Benckiser Group PLC	(0.677)%	UBS AG (London)	12/14/20	$5		$(11,454)	$—	$(11,454)
Remy Cointreau	(0.569)	UBS AG (London)	12/14/20	3		(7,491)	—	(7,491)
Rheinmetall AG	0.569	UBS AG (London)	12/14/20	3		(1,549)	—	(1,549)
Roche Holding AG	0.790	UBS AG (London)	12/14/20	1		5,071	—	5,071
Rolls-Royce Holdings PLC	0.000	UBS AG (London)	12/14/20	1,560		(2,020)	—	(2,020)
Rolls-Royce Holdings PLC	(0.677)	UBS AG (London)	12/14/20	17		(32)	—	(32)
Ross Stores, Inc.	1.785	UBS AG (London)	12/14/20	3		2,477	—	2,477
Rotork PLC	0.677	UBS AG (London)	12/14/20	93		1,050	—	1,050
Royal Caribbean Cruises Ltd.	1.785	UBS AG (London)	12/14/20	—	*	(1,748)	—	(1,748)
RSA Insurance Group PLC	(0.677)	UBS AG (London)	12/14/20	47		(6,170)	—	(6,170)
Ryohin Keikaku Co. Ltd.	0.112	UBS AG (London)	12/11/20	8		(869)	—	(869)
S-Oil Corp.	(1.785)	UBS AG (London)	12/14/20	5		10,506	—	10,506
Sabre Corp.	(1.600)	UBS AG (London)	12/14/20	14		(18,681)	—	(18,681)
Safran SA	0.569	UBS AG (London)	12/14/20	2		27	—	27
Salvatore Ferragamo SpA	(0.569)	UBS AG (London)	12/14/20	16		(4,110)	—	(4,110)
Samsung Biologics Co. Ltd.	(1.785)	UBS AG (London)	12/14/20	1		3,053	—	3,053
Samsung Heavy Industries Co.	(1.785)	UBS AG (London)	12/14/20	47		19,519	—	19,519
Sankyo Co. Ltd.	(0.112)	UBS AG (London)	12/11/20	9		(6,946)	—	(6,946)
Sanofi	(0.569)	UBS AG (London)	12/14/20	4		5,359	—	5,359
Schneider Electric SE	0.569	UBS AG (London)	12/14/20	3		(4,563)	—	(4,563)
Scottish & Southern Energy	(0.677)	UBS AG (London)	12/14/20	15		(4,274)	—	(4,274)
SCREEN Holdings Co. Ltd.	(0.102)	UBS AG (London)	12/11/20	2		1,453	—	1,453
Seb SA	(0.569)	UBS AG (London)	12/14/20	2		5,505	—	5,505
Securitas AB	(0.162)	UBS AG (London)	12/14/20	22		(5,236)	—	(5,236)
Sekisui Chemical Co. Ltd.	0.112	UBS AG (London)	12/11/20	23		24,429	—	24,429
Semiconductor MFG International Corp.	(1.777)	UBS AG (London)	12/14/20	278		(9,213)	—	(9,213)
ServiceNow, Inc.	1.785	UBS AG (London)	12/14/20	—	*	1,597	—	1,597
Seven & I Holdings Co. Ltd.	(0.112)	UBS AG (London)	12/11/20	1		812	—	812
SGS SA	(0.790)	UBS AG (London)	12/14/20	—	*	(4,778)	—	(4,778)
Shimamura Co. Ltd.	(0.112)	UBS AG (London)	12/11/20	2		(1,308)	—	(1,308)
Shionogi & Co. Ltd.	0.112	UBS AG (London)	12/11/20	6		12,092	—	12,092
Shiseido Co. Ltd.	(0.112)	UBS AG (London)	12/11/20	4		(14,945)	—	(14,945)
Siemens AG	(0.569)	UBS AG (London)	12/14/20	3		5,618	—	5,618
Siemens Gamesa Renewable Energy SA	(0.569)	UBS AG (London)	03/29/21	25		(5,359)	—	(5,359)
Silicon Laboratories, Inc.	1.785	UBS AG (London)	12/14/20	3		(11,205)	—	(11,205)
Singapore Airlines Ltd.	(1.700)	UBS AG (London)	12/11/20	54		(8,526)	—	(8,526)
SiteOne Landscape Supply, Inc.	1.785	UBS AG (London)	12/14/20	1		10,003	—	10,003
Six Flags Entertainment Corp.	1.785	UBS AG (London)	12/14/20	1		(1,576)	—	(1,576)
Skandinaviska Enskilda Bank	0.162	UBS AG (London)	12/14/20	24		(4,531)	—	(4,531)
Skyworks Solutions, Inc.	1.785	UBS AG (London)	12/14/20	3		(542)	—	(542)
SMC Corp.	(0.112)	UBS AG (London)	12/11/20	1		(1,176)	—	(1,176)
Societe Bic SA	(0.569)	UBS AG (London)	12/14/20	5		(1,551)	—	(1,551)
Southwest Gas Holdings, Inc.	1.785	UBS AG (London)	12/14/20	1		680	—	680
Spectris PLC	(0.677)	UBS AG (London)	12/14/20	12		13	—	13
Splunk, Inc.	(1.600)	UBS AG (London)	12/14/20	2		(1,634)	—	(1,634)
Sprint Corp.	(1.600)	UBS AG (London)	12/14/20	45		(868)	—	(868)
Stanley Black & Decker, Inc.	(1.600)	UBS AG (London)	12/14/20	2		6,052	—	6,052
Stericycle, Inc.	(1.600)	UBS AG (London)	12/14/20	6		(26,828)	—	(26,828)
Steris PLC	1.785	UBS AG (London)	12/14/20	2		241	—	241
Sumitomo Chemical Co. Ltd.	0.112	UBS AG (London)	12/11/20	65		(4,601)	—	(4,601)
Sumitomo Dainippon Pharma Co.	0.112	UBS AG (London)	12/11/20	7		1,789	—	1,789

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount/ Contracts (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Sumitomo Electric Industries Ltd.	0.112%	UBS AG (London)	12/11/20	$26	$3,953	$—	$3,953
Sun Art Retail Group Ltd.	(1.777)	UBS AG (London)	12/14/20	362	4,935	—	4,935
Suzuki Motor Corp.	(0.112)	UBS AG (London)	12/11/20	9	(5,727)	—	(5,727)
Syneos Health, Inc.	1.785	UBS AG (London)	12/14/20	1	(4,540)	—	(4,540)
SYNNEX Corp.	1.785	UBS AG (London)	12/14/20	3	(4,050)	—	(4,050)
Taisei Corp.	0.102	UBS AG (London)	12/11/20	4	(174)	—	(174)
Taiwan High Speed Rail Corp.	1.785	UBS AG (London)	12/14/20	255	2,073	—	2,073
Tandem Diabetes Care, Inc.	(1.600)	UBS AG (London)	12/14/20	3	9,299	—	9,299
Tapestry, Inc.	(1.600)	UBS AG (London)	12/14/20	10	121	—	121
Taro Pharmaceutical Industries Ltd.	1.785	UBS AG (London)	12/14/20	1	144	—	144
Tate & Lyle PLC	0.677	UBS AG (London)	12/14/20	26	1,826	—	1,826
Te Connectivity Ltd.	(1.600)	UBS AG (London)	12/14/20	2	10,864	—	10,864
TechnipFMC PLC	0.569	UBS AG (London)	12/14/20	15	(10,267)	—	(10,267)
Telefonica Deutschland	0.569	UBS AG (London)	12/14/20	122	(317)	—	(317)
Telefonica SA	0.569	UBS AG (London)	03/29/21	17	(169)	—	(169)
Telstra Corp. Ltd.	(0.922)	UBS AG (London)	12/14/20	134	3,880	—	3,880
Tesla Motors, Inc.	(1.600)	UBS AG (London)	12/14/20	1	1,392	—	1,392
Tetra Tech, Inc.	1.785	UBS AG (London)	12/14/20	4	(7,815)	—	(7,815)
Texas Instruments, Inc.	1.785	UBS AG (London)	12/14/20	2	(2,951)	—	(2,951)
Texas Roadhouse, Inc.	1.785	UBS AG (London)	12/14/20	4	(15,010)	—	(15,010)
TGS Nopec Geophysical Co. ASA	1.200	UBS AG (London)	12/14/20	12	(17,665)	—	(17,665)
The Boeing Co.	(1.592)	UBS AG (London)	12/14/20	1	7,548	—	7,548
The British Land Co. PLC	(0.677)	UBS AG (London)	12/14/20	46	(7,946)	—	(7,946)
The Chiba Bank Ltd.	(0.112)	UBS AG (London)	12/11/20	56	1,883	—	1,883
The Kroger Co.	(1.600)	UBS AG (London)	12/14/20	14	(111)	—	(111)
The Procter & Gamble Co.	(1.600)	UBS AG (London)	12/14/20	2	(1,702)	—	(1,702)
The Walt Disney Co.	(1.600)	UBS AG (London)	12/14/20	3	(1,134)	—	(1,134)
Thermo Fisher Scientific, Inc.	1.785	UBS AG (London)	12/14/20	1	4,400	—	4,400
THK Co. Ltd.	(0.112)	UBS AG (London)	12/11/20	14	15,913	—	15,913
Thyssenkrupp AG	(0.569)	UBS AG (London)	12/14/20	27	16,414	—	16,414
Tiffany & Co.	(1.600)	UBS AG (London)	12/14/20	3	5,769	—	5,769
Tokyo Electric Power Co. Holdings, Inc.	0.112	UBS AG (London)	12/11/20	63	(6,628)	—	(6,628)
Tokyu Corp.	(0.112)	UBS AG (London)	12/11/20	12	(903)	—	(903)
Tomra Systems A/S	(1.200)	UBS AG (London)	12/14/20	12	(870)	—	(870)
Toshiba Corp.	(0.112)	UBS AG (London)	12/11/20	10	377	—	377
Tosoh Corp.	0.112	UBS AG (London)	12/11/20	28	(7,097)	—	(7,097)
Tractor Supply Co.	1.785	UBS AG (London)	12/14/20	3	(1,271)	—	(1,271)
Transdigm Group, Inc.	(1.600)	UBS AG (London)	12/14/20	1	(163)	—	(163)
TransUnion	1.785	UBS AG (London)	12/14/20	2	1,664	—	1,664
Treasury Wine Estates Ltd.	0.922	UBS AG (London)	12/14/20	26	286	—	286
Treehouse Foods, Inc.	(1.600)	UBS AG (London)	12/14/20	6	7,957	—	7,957
Trex Co., Inc.	1.785	UBS AG (London)	12/14/20	2	8,078	—	8,078
Trinet Group, Inc.	1.785	UBS AG (London)	12/14/20	5	16,796	—	16,796
Tsingtao Brewery Co. Ltd.	1.777	UBS AG (London)	12/14/20	62	(13,142)	—	(13,142)
Tullow Oil PLC	(0.677)	UBS AG (London)	12/14/20	90	1,349	—	1,349
Umicore SA	(0.569)	UBS AG (London)	12/14/20	9	(855)	—	(855)
Under Armour, Inc.	(1.600)	UBS AG (London)	12/14/20	14	2,966	—	2,966
Uni-President Enterprise Co.	1.785	UBS AG (London)	12/14/20	147	(2,137)	—	(2,137)
Unicredit SpA	0.569	UBS AG (London)	12/14/20	3	(850)	—	(850)
Uniper SE	(0.569)	UBS AG (London)	12/14/20	12	(2,952)	—	(2,952)
United Microelectronics Corp.	(1.785)	UBS AG (London)	12/14/20	799	11,834	—	11,834

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount/ Contracts (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
United Therapeutics Corp.	1.785%	UBS AG (London)	12/14/20	$2	$5,220	$—	$5,220
UnitedHealth Group, Inc.	1.785	UBS AG (London)	12/14/20	1	415	—	415
Univar, Inc.	(1.600)	UBS AG (London)	12/14/20	6	3,394	—	3,394
Unum Group	1.785	UBS AG (London)	12/14/20	4	(3,741)	—	(3,741)
Upm-Kymmene Corp.	0.569	UBS AG (London)	12/14/20	1	(538)	—	(538)
Valeo SA	0.569	UBS AG (London)	12/14/20	4	(6,934)	—	(6,934)
Valmet Corp.	0.569	UBS AG (London)	12/14/20	15	(10,627)	—	(10,627)
Veeva Systems, Inc.	1.785	UBS AG (London)	12/14/20	2	(7,527)	—	(7,527)
Venture Corp Ltd.	1.782	UBS AG (London)	12/11/20	31	12,051	—	12,051
Verbund AG	0.569	UBS AG (London)	12/14/20	7	1,894	—	1,894
VF Corp.	(1.600)	UBS AG (London)	12/14/20	2	(2,316)	—	(2,316)
Viacom, Inc.	1.785	UBS AG (London)	12/14/20	4	384	—	384
Vicinity Centres	0.922	UBS AG (London)	12/14/20	20	(404)	—	(404)
Vodafone Group PLC	0.677	UBS AG (London)	12/14/20	31	198	—	198
Voestalpine AG	(0.569)	UBS AG (London)	12/14/20	6	6,363	—	6,363
Volkswagen AG	(0.569)	UBS AG (London)	12/14/20	2	3,133	—	3,133
Vulcan Materials Co.	1.785	UBS AG (London)	12/14/20	1	(1,752)	—	(1,752)
Wabtec Corp.	(1.600)	UBS AG (London)	12/14/20	2	1,257	—	1,257
Want Want China Holdings Ltd.	1.777	UBS AG (London)	12/14/20	393	4,927	—	4,927
Wartsila Oyj Abp	(0.569)	UBS AG (London)	12/14/20	22	1,551	—	1,551
Weichai Power Co. Ltd.	1.777	UBS AG (London)	12/14/20	234	(6,325)	—	(6,325)
Western Alliance Bancorp	1.785	UBS AG (London)	12/14/20	6	(8,206)	—	(8,206)
Westrock Co.	1.785	UBS AG (London)	12/14/20	8	(4,587)	—	(4,587)
Weyerhaeuser Co.	(1.600)	UBS AG (London)	12/14/20	8	3,825	—	3,825
Wh Group Ltd.	1.777	UBS AG (London)	12/14/20	240	2,658	—	2,658
Wh Smith PLC	0.677	UBS AG (London)	12/14/20	6	(1,870)	—	(1,870)
Williams-Sonoma, Inc.	1.785	UBS AG (London)	12/14/20	1	(1,203)	—	(1,203)
Wilmar International Ltd.	(1.700)	UBS AG (London)	12/11/20	37	(935)	—	(935)
Wisetech Global	0.922	UBS AG (London)	12/14/20	18	(4,272)	—	(4,272)
Wizz Air Holdings PLC	0.677	UBS AG (London)	12/14/20	7	6,932	—	6,932
Wright Medical Group NV	(1.600)	UBS AG (London)	12/14/20	9	(157)	—	(157)
XPO Logistics, Inc.	1.785	UBS AG (London)	12/14/20	1	(3,789)	—	(3,789)
Yelp, Inc.	1.785	UBS AG (London)	12/14/20	6	1,040	—	1,040
Yokohama Rubber Co. Ltd.	(0.112)	UBS AG (London)	12/11/20	2	322	—	322
Zalando SE	0.570	UBS AG (London)	12/14/20	1	(60)	—	(60)
Zillow Group, Inc.	(1.600)	UBS AG (London)	12/14/20	2	2,810	—	2,810
Zscaler, Inc.	(1.600)	UBS AG (London)	12/14/20	4	(3,295)	—	(3,295)

TOTAL					$(76,383)	$2,944	$(79,328)

#	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
*	Rounds to less than $1,000.
(a)	Payments made monthly.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At October 31, 2019, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Fidelity National Information	$130.00	12/20/2019	30	$3,000	$17,550	$12,517	$5,033
Norfolk Southern Corp.	125.00	01/17/2020	11	1,100	63,415	66,440	(3,025)
Texas Instruments, Inc.	120.00	12/20/2019	25	2,500	7,125	7,231	(106)
Union Pacific Corp.	125.00	01/17/2020	26	2,600	105,885	109,692	(3,807)
			92	$9,200	$193,975	$195,880	$(1,905)
Puts
Invesco QQQ Trust	$178.00	11/15/2019	233	$23,300	$2,446	$64,548	$(62,102)
Microsoft Corp.	140.00	11/15/2019	44	4,400	3,432	16,308	(12,876)
Nvidia Corp.	185.00	11/15/2019	14	1,400	3,151	4,047	(896)
Nvidia Corp.	190.00	11/15/2019	17	1,700	5,865	5,791	74
T-Mobile Us, Inc.	82.00	11/15/2019	51	5,100	5,533	6,075	(542)
			359	$35,900	$20,427	$96,769	$(76,342)

Total Purchased option contracts			451	$45,100	$214,402	$292,649	$(78,247)
Written option contracts
Calls
Nvidia Corp.	$215.00	11/15/2019	(15)	$(1,500)	$(3,727)	$(3,029)	$(698)
Nvidia Corp.	220.00	11/15/2019	(17)	(1,700)	(2,499)	(4,775)	2,276
			(32)	$(3,200)	$(6,226)	$(7,804)	$1,578
Puts
Microsoft Corp.	$140.00	11/15/2019	(44)	$(4,400)	$(3,432)	$(15,661)	$12,229

Total Written option contracts			(76)	$(7,600)	$(9,658)	$(23,465)	$13,807

TOTAL			375	$37,500	$204,744	$269,184	$(64,440)

Abbreviations:
1M BID Avg—1 month Brazilian Interbank Deposit Average
MS & Co. Int. PLC—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statement of Assets and Liabilities(a)

October 31, 2019

Assets:
Investments, at value (cost $132,914,366)	$141,886,180
Investments of affiliated issuers, at value (cost $100,493,289)	100,493,289
Purchased options, at value (premium paid $292,649)	214,402
Cash	7,316,186
Foreign currencies, at value (cost $259,724)	253,837
Unrealized gain on swap contracts	1,710,311
Unrealized gain on forward foreign currency exchange contracts	238,001
Variation margin on futures contracts	210,389
Variation margin on swaps contracts	108,689
Receivables:
Collateral on certain derivative contracts(b)	23,035,540
Reimbursement from investment adviser	1,149,790
Investments sold	1,009,013
Dividends and interest	685,892
Fund shares sold	103,195
Investments sold on an extended settlement basis	61,086
Foreign tax reclaims	49,125
Upfront payments made on swap contracts	3,048
Other assets	26,457
Total assets	278,554,430

Liabilities:
Securities sold short, at value (proceeds received $6,278,254)	6,780,335
Unrealized loss on swap contracts	1,789,639
Unrealized loss on forward foreign currency exchange contracts	380,431
Variation margin on futures contracts	472,488
Written option contracts, at value (premium received $23,465)	9,658
Payables:
Investments purchased on an extended settlement basis	1,573,549
Investments purchased	1,679,860
Fund shares redeemed	723,775
Management fees	341,870
Due to broker	258,020
Distribution and service fees and transfer agency fees	21,181
Dividend expense payable on securities sold short	13,863
Upfront payments received on swap contracts	104
Accrued expenses and other liabilities	231,842
Total liabilities	14,276,615

Net Assets:
Paid-in capital	316,579,842
Total distributable earnings (loss)	(52,302,027)
NET ASSETS	$264,277,815
Net Assets:
Class A	$11,538,295
Class C	7,646,444
Institutional	158,958,332
Investor	12,456,968
Class P	73,640,558
Class R	26,817
Class R6	10,401
Total Net Assets	$264,277,815
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	1,100,534
Class C	756,238
Institutional	14,964,660
Investor	1,179,132
Class P	6,932,934
Class R	2,586
Class R6	978
Net asset value, offering and redemption price per share:(c)
Class A	$10.48
Class C	10.11
Institutional	10.62
Investor	10.56
Class P	10.62
Class R	10.37
Class R6	10.63

(a)	Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of three wholly-owned subsidiaries, Cayman Commodity — MMA, Ltd., Cayman Commodity — MMA IV, Ltd. and Cayman Commodity — MMA V, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes segregated cash of $5,158,314, $1,175,000 and $16,702,226 relating to initial margin requirements and/or collateral on futures, forwards and swaps transactions, respectively.
(c)	Maximum public offering price per share for Class A Shares is $11.09. At redemption, Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statement of Operations(a)

For the Fiscal Year Ended October 31, 2019

Investment income:

Interest — unaffiliated issuers	$4,502,567

Dividends — affiliated issuers	3,250,623

Dividends — unaffiliated issuers (net of foreign withholding taxes of $72,288)	1,569,570

Total investment income	9,322,760

Expenses:

Management fees	7,087,548

Custody, accounting and administrative services	3,208,984

Professional fees	330,814

Transfer Agency fees(b)	195,059

Registration fees	187,478

Printing and mailing costs	176,134

Distribution and Service fees(b)	131,763

Dividend expense for securities sold short	119,612

Prime broker fees	84,149

Trustee fees	35,313

Other	41,859

Total expenses	11,598,713

Less — expense reductions	(4,765,096)

Net expenses	6,833,617

NET INVESTMENT INCOME	2,489,143

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments (including commission recapture of $6,475)	12,962,655

Securities short sales	(520,296)

Purchased options	(392,702)

Futures contracts	260,957

Written options	4,209

Swap contracts	(1,978,607)

Forward foreign currency exchange contracts	(394,445)

Foreign currency transactions	89,909

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	11,596,045

Securities short sales	(825,838)

Purchased options	(78,247)

Futures contracts	(417,942)

Written options	13,807

Swap contracts	92,662

Forward foreign currency exchange contracts	207,442

Foreign currency translation	7,124

Net realized and unrealized gain	20,626,733

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,115,876

(a)	Statement of Operations for the Fund is consolidated and includes the balances of three wholly-owned subsidiaries, Cayman Commodity — MMA, Ltd., Cayman Commodity — MMA IV, Ltd. and Cayman Commodity — MMA V, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
$36,151	$95,481	$132	$25,712	$16,979	$98,703	$28,102	$25,513	$46	$4

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statements of Changes in Net Assets(a)

	Multi Manager Alternatives Fund
	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income (loss)	$2,489,143	$(957,880)

Net realized gain	10,031,680	8,675,960

Net change in unrealized gain (loss)	10,595,053	(24,885,335)

Net increase (decrease) in net assets resulting from operations	23,115,876	(17,167,255)

From share transactions:

Proceeds from sales of shares	62,447,737	263,366,454

Cost of shares redeemed	(353,836,473)	(684,149,192)

Net decrease in net assets resulting from share transactions	(291,388,736)	(420,782,738)

TOTAL DECREASE	(268,272,860)	(437,949,993)

Net assets:
Beginning of year	532,550,675	970,500,668

End of year	$264,277,815	$532,550,675

(a)	Statements of Changes in Net Assets for the Fund is consolidated and includes the balances of three wholly-owned subsidiaries, Cayman Commodity — MMA, Ltd., Cayman Commodity — MMA IV, Ltd. and Cayman Commodity — MMA V, Ltd. Accordingly, all interfund balances and transactions have been eliminated.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Class A Shares
	Year Ended October 31,				Period Ended January 1– October 31, 2015		Year Ended December 31, 2014
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.91	$10.22	$10.25	$10.33	$10.58		$10.46

Net investment income (loss)(a)	0.04	(0.04)	(0.02)	0.04	(0.03)		(0.06)

Net realized and unrealized gain (loss)	0.53	(0.27)	0.13	(0.06)	(0.22)		0.33

Total from investment operations	0.57	(0.31)	0.11	(0.02)	(0.25)		0.27

Distributions to shareholders from net investment income	—	—	(0.14)	(0.01)	—		(0.03)

Distributions to shareholders from net realized gains	—	—	—	(0.05)	—		(0.12)

Total distributions	—	—	(0.14)	(0.06)	—		(0.15)

Net asset value, end of period	$10.48	$9.91	$10.22	$10.25	$10.33		$10.58

Total return(b)	5.75%	(3.03)%	1.08%	(0.23)%	(2.36)%		2.61%

Net assets, end of period (in 000s)	$11,538	$19,155	$37,077	$134,843	$217,307		$116,593

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.12%	2.31%	2.51%	2.65%	2.89	%(c)	2.85%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.07%	2.23%	2.38%	2.41%	2.56	%(c)	2.56%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.51%	2.91%	2.74%	2.85%	2.97	%(c)	3.23%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.46%	2.82%	2.62%	2.60%	2.63	%(c)	2.94%

Ratio of net investment income (loss) to average net assets	0.39%	(0.43)%	(0.22)%	0.39%	(0.29	)%(c)	(0.53)%

Portfolio turnover rate(d)	202%	232%	112%	73%	130%		144%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Class C Shares
	Year Ended October 31,				Period Ended January 1– October 31, 2015		Year Ended December 31, 2014
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.62	$10.00	$10.02	$10.16	$10.47		$10.40

Net investment loss(a)	(0.03)	(0.12)	(0.11)	(0.04)	(0.09)		(0.14)

Net realized and unrealized gain (loss)	0.52	(0.26)	0.13	(0.05)	(0.22)		0.33

Total from investment operations	0.49	(0.38)	0.02	(0.09)	(0.31)		0.19

Distributions to shareholders from net investment income	—	—	(0.04)	—	—		— (b)

Distributions to shareholders from net realized gains	—	—	—	(0.05)	—		(0.12)

Total distributions	—	—	(0.04)	(0.05)	—		(0.12)

Net asset value, end of period	$10.11	$9.62	$10.00	$10.02	$10.16		$10.47

Total return(c)	4.98%	(3.70)%	0.23%	(1.02)%	(2.87)%		1.84%

Net assets, end of period (in 000s)	$7,646	$12,333	$29,758	$49,334	$79,891		$38,207

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.87%	3.07%	3.26%	3.40%	3.64	%(d)	3.64%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.82%	2.99%	3.13%	3.16%	3.31	%(d)	3.31%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	4.27%	3.65%	3.54%	3.60%	3.72	%(d)	3.99%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	4.21%	3.57%	3.41%	3.36%	3.38	%(d)	3.66%

Ratio of net investment loss to average net assets	(0.36)%	(1.23)%	(1.07)%	(0.35)%	(1.04	)%(d)	(1.33)%

Portfolio turnover rate(e)	202%	232%	112%	73%	130%		144%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Institutional Shares
	Year Ended October 31,				Period Ended January 1– October 31, 2015		Year Ended December 31, 2014
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$10.00	$10.28	$10.33	$10.40	$10.61		$10.49

Net investment income (loss)(a)	0.07	(0.01)	— (b)	0.08	0.01		(0.01)

Net realized and unrealized gain (loss)	0.55	(0.27)	0.15	(0.07)	(0.22)		0.31

Total from investment operations	0.62	(0.28)	0.15	0.01	(0.21)		0.30

Distributions to shareholders from net investment income	—	—	(0.20)	(0.03)	—		(0.06)

Distributions to shareholders from net realized gains	—	—	—	(0.05)	—		(0.12)

Total distributions	—	—	(0.20)	(0.08)	—		(0.18)

Net asset value, end of period	$10.62	$10.00	$10.28	$10.33	$10.40		$10.61

Total return(c)	6.20%	(2.72)%	1.47%	0.13%	(1.98)%		3.00%

Net assets, end of period (in 000s)	$158,958	$361,962	$807,918	$903,812	$1,236,592		$628,397

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.80%	1.97%	2.11%	2.25%	2.49	%(d)	2.45%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.74%	1.89%	1.98%	2.01%	2.16	%(d)	2.16%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.03%	2.51%	2.40%	2.45%	2.57	%(d)	2.82%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.98%	2.43%	2.28%	2.21%	2.24	%(d)	2.53%

Ratio of net investment income (loss) to average net assets	0.71%	(0.12)%	0.02%	0.81%	0.11	%(d)	(0.11)%

Portfolio turnover rate(e)	202%	232%	112%	73%	130%		144%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Investor Shares
	Year Ended October 31,				Period Ended January 1– October 31, 2015		Year Ended December 31, 2014
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.95	$10.24	$10.30	$10.37	$10.60		$10.48

Net investment income (loss)(a)	0.07	(0.03)	(0.01)	0.07	—	(b)	(0.03)

Net realized and unrealized gain (loss)	0.54	(0.26)	0.14	(0.07)	(0.23)		0.33

Total from investment operations	0.61	(0.29)	0.13	—	(0.23)		0.30

Distributions to shareholders from net investment income	—	—	(0.19)	(0.02)	—		(0.06)

Distributions to shareholders from net realized gains	—	—	—	(0.05)	—		(0.12)

Total distributions	—	—	(0.19)	(0.07)	—		(0.18)

Net asset value, end of period	$10.56	$9.95	$10.24	$10.30	$10.37		$10.60

Total return(c)	6.02%	(2.73)%	1.23%	(0.06)%	(2.08)%		2.85%

Net assets, end of period (in 000s)	$12,457	$30,347	$95,628	$108,924	$119,570		$42,894

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.87%	2.09%	2.26%	2.39%	2.64	%(d)	2.62%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.82%	2.01%	2.13%	2.16%	2.31	%(d)	2.31%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.23%	2.64%	2.54%	2.61%	2.72	%(d)	3.06%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.18%	2.56%	2.42%	2.38%	2.38	%(d)	2.73%

Ratio of net investment income (loss) to average net assets	0.63%	(0.26)%	(0.13)%	0.70%	(0.02	)%(d)	(0.27)%

Portfolio turnover rate(e)	202%	232%	112%	73%	130%		144%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Class P Shares
	Year Ended October 31, 2019	Period Ended October 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$10.00	$10.21

Net investment income(b)	0.08	0.02

Net realized and unrealized gain (loss)	0.54	(0.23)

Total from investment operations	0.62	(0.21)

Net asset value, end of period	$10.62	$10.00

Total return(c)	6.20%	(2.06)%

Net assets, end of period (in 000s)	$73,641	$108,718

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.79%	1.83	%(d)

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.73%	1.74	%(d)

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.13%	2.68	%(d)

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.08%	2.58	%(d)

Ratio of net investment income to average net assets	0.73%	0.45	%(d)

Portfolio turnover rate(e)	202%	232%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Class R Shares
	Year Ended October 31,				Period Ended January 1– October 31, 2015		Year Ended December 31, 2014
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.82	$10.15	$10.18	$10.29	$10.56		$10.44

Net investment income (loss)(a)	0.02	(0.09)	(0.06)	0.01	(0.04)		(0.07)

Net realized and unrealized gain (loss)	0.53	(0.24)	0.14	(0.05)	(0.23)		0.31

Total from investment operations	0.55	(0.33)	0.08	(0.04)	(0.27)		0.24

Distributions to shareholders from net investment income	—	—	(0.11)	(0.02)	—		— (b)

Distributions to shareholders from net realized gains	—	—	—	(0.05)	—		(0.12)

Total distributions	—	—	(0.11)	(0.07)	—		(0.12)

Net asset value, end of period	$10.37	$9.82	$10.15	$10.18	$10.29		$10.56

Total return(c)	5.60%	(3.25)%	0.73%	(0.40)%	(2.56)%		2.30%

Net assets, end of period (in 000s)	$27	$25	$120	$119	$87		$30

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.38%	2.61%	2.76%	2.91%	3.14	%(d)	3.05%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.32%	2.53%	2.63%	2.66%	2.81	%(d)	2.81%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.86%	3.12%	3.07%	3.11%	3.24	%(d)	3.46%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.81%	3.04%	2.94%	2.85%	2.90	%(d)	3.22%

Ratio of net investment income (loss) to average net assets	0.15%	(0.91)%	(0.63)%	0.07%	(0.49	)%(d)	(0.69)%

Portfolio turnover rate(e)	202%	232%	112%	73%	130%		144%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Class R6 Shares
	Year Ended October 31, 2019	Period Ended October 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$10.01	$10.22

Net investment income(b)	0.08	0.01

Net realized and unrealized gain (loss)	0.54	(0.22)

Total from investment operations	0.62	(0.21)

Net asset value, end of period	$10.63	$10.01

Total return(c)	6.19%	(2.05)%

Net assets, end of period (in 000s)	$10	$10

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.79%	1.90	%(d)

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.74%	1.81	%(d)

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.23%	2.63	%(d)

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.18%	2.54	%(d)

Ratio of net investment income to average net assets	0.75%	0.13	%(d)

Portfolio turnover rate(e)	202%	232%

(a)	Commenced operations on February 28, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements

October 31, 2019

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”). The Fund is a diversified portfolio and currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class P, Class R, Class R6 Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. As of October 31, 2019, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Fund with Algert Global LLC (“Algert”), Ares Capital Management II LLC (“Ares”), Artisan Partners Limited Partnership (“Artisan Partners”), Bardin Hill Arbitrage IC Management LP (“Bardin Hill”), Brigade Capital Management, LP (“Brigade”), Crabel Capital Management, LLC (“Crabel”), Emso Asset Management Limited (“Emso”), First Pacific Advisors, LP (“FPA”), GQG Partners LLC (“GQG Partners”), River Canyon Fund Management LLC (“River Canyon”), Russell Investments Commodity Advisor, LLC (“RICA”), Sirios Capital Management L.P. (“Sirios”) and Wellington Management Company LLP (“Wellington”) (the “Underlying Managers”). Crabel also serves as an Underlying Manager for a Subsidiary (as defined below). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Fund is not charged any separate or additional investment advisory fees by the Underlying Managers.

As of October 31, 2019, GSAM no longer had sub-advisory agreements for the Fund with Acadian Asset Management LLC (“Acadian”), ADG Capital Management LLP (“ADG”), One River Asset Management LLC (“One River”), and QMS Capital Management LP (“QMS”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Basis of Consolidation for the Goldman Sachs Multi-Manager Alternatives Fund — The Cayman Commodity — MMA IV, Ltd. (a “Subsidiary”), Cayman Islands exempted companies, respectively, and is a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of October 31, 2019, the Fund’s net assets were $264,277,815 of which, $ 3,965,169, or 1.5%, represented the Cayman Commodity — MMA IV, Ltd.’s net assets. As of October 31, 2019, the Cayman Commodity — MMA, Ltd., and Cayman Commodity — MMA V, Ltd. did not hold any assets.

B.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swaps contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Each Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of each Subsidiary’s income. Net losses of a Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

G.  Commission Recapture — GSAM, on behalf of the Fund, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Consolidated Statement of Operations.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss. Structured notes that are exchange traded are generally classified as Level 1 of the fair value hierarchy.

Securities Sold Short — Securities sold short are those securities which the Fund has sold but which it does not own. When the Fund sells a security it does not own, it must borrow the security that was sold and it generally delivers the proceeds from the short sale to the broker through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. The market value of securities pledged as collateral is included in the Consolidated Schedule of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts or credit default swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

A total return swap is an agreement that gives the Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of October 31, 2019:

MULTI-MANAGER ALTERNATIVES

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$2,545,768	$—

Mortgage-Backed Obligations	—	12,631,435	—

Asset-Backed Securities	—	28,159,728	—

Foreign Debt Obligations	—	7,563,090	—

Structured Notes	—	1,999,547	—

Municipal Debt Obligations	—	1,713,975	—

Common Stock and/or Other Equity Investments(a)

Asia	2,382,374	2,694,260	—

Australia and Oceania	358,263	1,263,539	—

Europe	3,879,801	15,549,320	—

North America	55,471,334	—	—

South America	159,963	—	—

Exchange Traded Fund	5,199,919	—	—

Investment Company	100,493,289	—	—

Preferred Stock	—	313,864	—

Warrants	—	—	—

Total	$167,944,943	$74,434,526	$—

Liabilities

Common Stock and/or Other Equity Investments(a)

North America	$(5,977,219)	$—	$(34,144)

Europe	—	(768,972)	—

Total	$(5,977,219)	$(768,972)	$(34,144)

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER ALTERNATIVES (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Forward Foreign Currency Exchange Contracts(b)	$—	$238,001	$—

Futures Contracts(b)	2,260,154	—	—

Interest Rate Swap Contracts(b)	—	21,312	—

Credit Default Swap Contracts(b)	—	47,307	—

Total Return Swap Contracts(b)	—	1,710,311	—

Options Purchased	214,402	—	—

Total	$2,474,556	$2,016,931	$—

Liabilities

Forward Foreign Currency Exchange Contracts(b)	$—	$(380,431)	$—

Futures Contracts(b)	(1,876,646)	—	—

Interest Rate Swap Contracts(b)	—	(24,321)	—

Credit Default Swap Contracts(b)	—	(50,525)	—

Total Return Swap Contracts(b)	—	(1,789,639)	—

Written option contracts	(9,658)	—	—

Total	$(1,886,304)	$(2,244,916)	$—

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31. 2019. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on swap contracts; and Variation margin on futures contracts	$187,902	(a)	Variation margin on swap contracts; and Variation margin on futures contracts	$(26,242)	(a)
Credit	Variation margin on swap contracts	47,307	(a)	Variation margin on swap contracts	(50,525)	(a)
Equity	Unrealized gain on swap contracts; Variation margin on futures contracts; and Purchased options, at value	3,446,824	(a)	Unrealized loss on swap contracts; Variation margin on futures contracts; and Written option contracts	(3,058,045)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; and Variation margin on futures contracts	239,097	(a)	Payable for unrealized loss on forward foreign currency exchange contracts; and Variation margin on futures contracts	(380,605)	(a)
Commodity	Variation margin on futures contracts	570,357	(a)	Variation margin on futures contracts	(609,577)	(a)
Total		$4,491,487			$(4,124,994)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2019

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statement of Operations:

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from swap contracts and futures contracts/Net change in unrealized gain (loss) on swap contracts and futures contracts	$1,309,741	$(725,419)	1,048
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	77,023	(263,181)	8
Currency	Net realized gain (loss) from forward foreign currency exchange Contracts and futures contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts and futures contracts	(293,332)	211,171	737
Equity	Net realized gain (loss) from purchased options, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on purchase options, futures contracts, swaps contracts and written options	(2,837,753)	548,138	2,450
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(756,267)	47,013	682
Total		$(2,500,588)	$(182,278)	4,925

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2019.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Underlying Managers believe to be of good standing and by monitoring the financial stability of those counterparties.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

4. INVESTMENTS IN DERIVATIVES (continued)

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of October 31, 2019:

	Derivative Assets(1)			Derivative Liabilities(1)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Deutsche Bank AG (London)	$—	$133,069	$133,069	$—	$(234,383)	$(234,383)	$(101,314)	$101,314	$—
JPMorgan Securities, Inc.	291,340	90,089	381,429	(117,345)	(146,048)	(263,393)	118,036	—	118,036
MS & Co. Int. PLC	212,650	14,800	227,450	(448,807)	—	(448,807)	(221,357)	221,357	—
State Street Bank and Trust	—	43	43	—	—	—	43	—	43
UBS AG (London)	1,206,321	—	1,206,321	(1,223,487)	—	(1,223,487)	(17,166)	17,166	—

Total	$1,710,311	$238,001	$1,948,312	$(1,789,639)	$(380,431)	$(2,170,070)	$(221,758)	$339,837	$118,079
(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. For the fiscal year ended October 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate					Effective Net Management Fee Rate*^(a)
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Fee Rate
1.90%	1.80%	1.71%	1.68%	1.90%	1.51%

*	GSAM has agreed to waive a portion of its management fee in order to achieve a net management fee rate of 1.57% as an annual percentage of the average daily net assets of the Fund as defined in the Fund’s most recent prospectus. This arrangement will be effective through at least February 28, 2020, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreements as defined below after waivers.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests. For the fiscal year ended October 31, 2019, GSAM waived $1,482,699 of the Fund’s management fee.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

GSAM also provides management services to the Subsidiary pursuant to Subsidiary Management Agreements (the “Subsidiary Agreements”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary management fee, and for as long as the Subsidiary Agreements remain in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2019, Goldman Sachs retained $5 and $0, respectively.

D.  Service Plan — The Trust, on behalf of the Fund has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.17% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.04% of the average daily net assets of Institutional Shares; and 0.03% of the average daily net assets of Class P and Class R6 Shares. Prior to August 1, 2019, such fee was 0.18% of the average daily net assets of the Class A, Class C, Investor and Class R Shares.

Goldman Sachs has agreed to waive a portion of the transfer agency fees equal to 0.06% of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Fund through at least February 28, 2020 (the “TA Fee Waiver”). Prior to such date, Goldman Sachs may not terminate the arrangement without approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, dividend and interest payments on securities sold short, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.194% of the average daily net assets of the Fund and limit the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest payments on securities sold short, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) of Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares to (after the application of the TA Fee

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Waiver described above) 2.13%, 2.88%, 1.80%, 1.88%, 1.79%, 2.38%, and 1.79%, respectively. These Other Expense limitations will remain in place through at least February 28, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. For the fiscal year ended October 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Annual Operating Expense Reductions
$1,482,699	$24,043	$3,258,354	$4,765,096

G.  Line of Credit Facility — As of October 31, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019, the facility was $770,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2019, Goldman Sachs earned $23,010, in brokerage commissions from portfolio transactions on behalf of the Fund.

As of October 31, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of Class R and Class R6 Shares of the Fund.

The table below shows the transaction in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended October 31, 2019:

Underlying Fund	Beginning Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Gain (Loss)	Ending Value as of October 31, 2019	Shares as of October 31, 2019	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$187,779,673	$861,249,755	$(948,536,139)	$—	$100,493,289	100,493,289	$3,250,623

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2019, were $369,582,442 and $449,555,315, respectively. In these amounts are the cost of purchases and proceeds from sales and maturities of U.S. Government and agency obligations in the amounts of $0 and $1,225,613, respectively.

The following table sets forth the Fund’s net exposure for short securities that are subject to enforceable master netting arrangements or similar agreements as of October 31, 2019:

Counterparty	Securities Sold Short(1)	Collateral Pledged	Net Amount(2)

State Street Bank & Trust	$(6,780,335)	$6,780,335	$—
(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2019

7. TAX INFORMATION

There were no distributions by the Fund during the fiscal years ended October 31, 2019 and October 31, 2018.

As of October 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$2,552,028
Capital loss carryforwards:(1)
Perpetual Short-Term	(57,221,512)
Perpetual Long-Term	(3,605,611)
Total capital loss carryforwards	$(60,827,123)
Timing differences (Straddle Loss Deferral)	$(1,390,785)
Unrealized gains (losses) — net	7,363,853
Total accumulated earnings (losses) net	$(52,302,027)

(1)	The Fund utilized $8,604,233 of capital losses in the current fiscal year.

As of October 31, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$234,901,038
Gross unrealized gain	9,514,065
Gross unrealized loss	(2,150,212)
Net unrealized gain	$7,363,853

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, net mark to market gains/(losses) on foreign currency contracts and differences in the tax treatment of underlying fund investments, passive foreign investment company investments, swap transactions, foreign currency transactions.

The Fund reclassed $438,167 from paid in capital to distributable earnings for the fiscal year ended October 31, 2019. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

8. OTHER RISKS (continued)

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2019

8. OTHER RISKS (continued)

conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund. Because the Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Fund, the Fund may be subject to greater counterparty risk than if it were managed directly by the Investment Adviser.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.

Tax Risk — The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. The IRS recently issued final regulations that, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Ruling on a prospective basis. In light of the revocation of the Notes Rulings, the Fund has limited its investments in commodity index-linked structured notes. The Fund has obtained an opinion of counsel that the Fund’s income from investments in the Subsidiary should constitute “qualifying

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

8. OTHER RISKS (continued)

income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 – Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. GSAM is currently evaluating the impact, if any, of the amendments.

11. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date other than above have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2019

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi Manager Alternatives Fund

	For the Fiscal Year Ended October 31, 2019		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	322,978	$3,321,374	454,553	$4,610,532
Shares redeemed	(1,156,192)	(11,773,524)	(2,149,466)	(21,824,927)
	(833,214)	(8,452,150)	(1,694,913)	(17,214,395)
Class C Shares
Shares sold	81,656	788,264	30,626	304,279
Shares redeemed	(606,788)	(5,938,672)	(1,724,298)	(17,082,932)
	(525,132)	(5,150,408)	(1,693,672)	(16,778,653)
Institutional Shares
Shares sold	5,084,316	51,745,429	11,823,203	121,296,620
Shares redeemed	(26,305,071)	(270,636,930)	(54,218,713)	(554,562,273)
	(21,220,755)	(218,891,501)	(42,395,510)	(433,265,653)
Investor Shares
Shares sold	331,338	3,400,610	651,113	6,644,464
Shares redeemed	(2,200,818)	(22,172,449)	(6,937,409)	(70,702,314)
	(1,869,480)	(18,771,839)	(6,286,296)	(64,057,850)
Class P Shares(a)
Shares sold	307,174	3,192,060	12,829,464	130,500,559
Shares redeemed	(4,244,846)	(43,314,898)	(1,958,858)	(19,883,699)
	(3,937,672)	(40,122,838)	10,870,606	110,616,860
Class R Shares
Shares redeemed	—	—	(9,220)	(93,047)
	—	—	(9,220)	(93,047)
Class R6 Shares(b)
Shares sold	—	—	978	10,000
	—	—	978	10,000

NET DECREASE	(28,386,253)	$(291,388,736)	(41,208,027)	$(420,782,738)

(a)	Class P Shares commenced operations on April 16, 2018.
(b)	Class R6 Shares commenced operations on February 28, 2018.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of

Goldman Sachs Multi-Manager Alternatives Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Goldman Sachs Multi-Manager Alternatives Fund and its subsidiary (one of the funds constituting Goldman Sachs Trust II, referred to hereafter as the “Fund”) as of October 31, 2019, the related consolidated statement of operations for the year ended October 31, 2019, the consolidated statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the consolidated financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Fund Expenses — Six Month Period Ended October 31, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class P, Class R or Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 through October 31, 2019, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi Manager Alternatives Fund
Share Class	Beginning Account Value 5/1/19	Ending Account Value 10/31/19		Expenses Paid for the 6 months ended 10/31/19*
Class A
Actual	$1,000.00	$1,014.50		$10.82
Hypothetical 5% return	1,000.00	1,014.47	+	10.82
Class C
Actual	1,000.00	1,011.00		14.60
Hypothetical 5% return	1,000.00	1,010.69	+	14.60
Institutional
Actual	1,000.00	1,016.30		9.20
Hypothetical 5% return	1,000.00	1,016.08	+	9.20
Investor
Actual	1,000.00	1,016.40		9.55
Hypothetical 5% return	1,000.00	1,015.73	+	9.55
Class P
Actual	1,000.00	1,016.30		9.10
Hypothetical 5% return	1,000.00	1,016.18	+	9.10
Class R
Actual	1,000.00	1,013.70		12.08
Hypothetical 5% return	1,000.00	1,013.21	+	12.08
Class R6
Actual	1,000.00	1,017.20		9.15
Hypothetical 5% return	1,000.00	1,016.13	+	9.15

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
Multi Manager Alternatives	2.01%	2.76%	1.67%	1.76%	1.67%	2.27%	1.80%

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. The Board determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with the Investment Adviser on behalf of the Fund.

The Management Agreement was most recently approved for continuation until August 31, 2020 by the Board, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on August 6-7, 2019 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreements (each a “Designated Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and each of Algert Global LLC, Ares Capital Management II LLC, Brigade Capital Management, LP, Crabel Capital Management, LLC, Emso Asset Management Limited, First Pacific Advisors, LLC, GQG Partners LLC, Halcyon Arbitrage IC Management LP, River Canyon Fund Management LLC, Russell Investments Commodity Advisor, LLC, Sirios Capital Management, L.P., and Wellington Management Company LLP (each a “Designated Sub-Adviser” and collectively, the “Designated Sub-Advisers”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement and the Designated Sub-Advisory Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, and the Designated Sub-Advisers, including, as applicable, information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and the Designated Sub-Advisers and the Designated Sub-Advisers’ portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and commingled investment vehicles with comparable investment strategies managed by the Investment Adviser, as well as general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	comparative information on the advisory fees charged and services provided by the Investment Adviser to certain collective investment vehicles that it manages with comparable investment strategies;

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency, distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	with respect to the Investment Adviser, portfolio manager ownership of Fund shares and the manner in which portfolio manager compensation is determined; information on the Designated Sub-Advisers’ compensation arrangements; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (as well as the Designated Sub-Advisers), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the services provided under the Management Agreement; and
(n)	the Investment Adviser’s and Designated Sub-Advisers’ processes and policies addressing various types of potential conflicts of interest; their approaches to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Fund and the respective services of the Investment Adviser and its affiliates, and the Designated Sub-Advisers. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Trustees periodically received written materials and oral presentations from the Designated Sub-Advisers. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Trustees reviewed a written response prepared by each Designated Sub-Adviser to a similar request for information submitted to the Designated Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. They also recalled presentations received during the past year, which described portfolio management changes for the Fund. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the Sub-Adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management and compliance.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees considered the Investment Adviser’s representations that the Fund had significant differences from its Outside Data Provider peer group and benchmark index that caused them to be imperfect bases for comparison. The Trustees also compared the investment performance of the Fund to the performance of comparable unregistered funds for which the Investment Adviser also serves as investment adviser. They considered that the unregistered funds provide an imperfect performance comparison because they are not subject to the requirements of the Investment Company Act of 1940, as amended.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and the Sub-Advisers’ portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund’s Institutional Shares had placed in the second quartile of the Fund’s performance peer group for the one-year period and the third quartile for the three- and five-year periods, and had underperformed the Fund’s U.S. Treasury-based benchmark index for the one-year period ended March 31, 2019.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by the Fund thereunder, and the net amount retained by the Investment Adviser after payment of sub-advisory fees. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed the analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund, as well as additional information provided by the Investment Adviser throughout the year. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees also considered comparative fee information for services provided by the Investment Adviser to collective investment vehicles having investment objectives and policies similar to those of the Fund. They also noted that, in some cases, these collective investment vehicles have a compensation structure that includes performance fees and also pay additional asset-based fees and performance fees to the managers of underlying hedge funds. The Trustees considered that services provided to the Fund differed in various significant respects from the services provided to these collective investment vehicles, which generally operated under less stringent regulatory and financial reporting requirements, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-sensitive. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

The Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the aggregate management fees paid to the Investment Adviser as the investment adviser to the Fund’s wholly-owned subsidiaries.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Investment Adviser’s Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency, and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate

First $2 billion	1.90%

Next $3 billion	1.80

Next $3 billion	1.71

Over $8 billion	1.68

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed specified levels. The Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions (in its capacity as clearing broker) and futures transactions on behalf of the Fund; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of the Investment Adviser’s other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund distributor; (f) the Investment Adviser’s ability to negotiate better pricing with the Fund’s custodian on behalf of its other clients, as a result of the relationship with the Fund; and (g) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers (including the Sub-Advisers) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (d) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (e) access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

their business judgment, that the investment management fees paid by the Fund were reasonable in light of the factors considered, and that the Management Agreement, and the terms thereof, should be approved and continued with respect to the Fund until August 31, 2020.

Designated Sub-Advisory Agreements

Nature, Extent, and Quality of the Services Provided Under the Designated Sub-Advisory Agreements and Performance

In evaluating the Designated Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Designated Sub-Advisers. In evaluating the nature, extent, and quality of services provided by each Designated Sub-Adviser, the Trustees considered information on the services provided to the Fund by each Designated Sub-Adviser, including information about each Designated Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and, if applicable, other funds and/or accounts with investment strategies similar to those employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of each Designated Sub-Adviser, the Designated Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees also reviewed the operations and investment performance of each Designated Sub-Adviser’s respective sleeve of the Fund since its inception, including a comparison of each Designated Sub-Adviser to relevant benchmark indices based on various metrics, including realized beta, excess return, alpha, and volatility.

Costs of Services Provided

The Trustees reviewed the terms of each Designated Sub-Advisory Agreement, including the schedule of fees payable to the Designated Sub-Advisers. They considered any breakpoints in the sub-advisory fee rate payable under each Designated Sub-Advisory Agreement. The Trustees noted that the compensation paid to each Designated Sub-Adviser is paid by the Investment Adviser, not by the Fund, and that the retention of the Designated Sub-Advisers does not directly increase the fees incurred by the Fund for advisory services. They considered the Investment Adviser’s belief that the relationship between the management fees paid by the Fund and the sub-advisory fees paid by the Investment Adviser is appropriate given the level of services the Investment Adviser provides to the Fund and significant differences in cost drivers and risks associated with the respective services offered by the Investment Adviser and each Designated Sub-Adviser. They also considered the management fee waivers and expense limitations that substantially reduce the fees retained by the Investment Adviser. The Trustees considered that certain Designated Sub-Advisers had agreed to reduce their sub-advisory fee rate. The Trustees reviewed the blended average of all sub-advisory fees paid by the Investment Adviser with respect to the Fund in light of the overall management fee paid by the Fund.

Conclusion

In connection with their consideration of the Designated Sub-Advisory Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees paid by the Investment Adviser to each Designated Sub-Adviser were reasonable in light of the factors considered, and that each Designated Sub-Advisory Agreement should be approved and continued until August 31, 2020.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 63	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)	Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019–Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015–2018); and Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014). Chair of the Board of Trustees — Goldman Sachs Trust II.	19	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer)

Lawrence Hughes Age: 61	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as Chairman of the Board of Directors, Ellis Memorial and Eldredge House (a not-for-profit organization) (2012-Present). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	19	None

John F. Killian Age: 64	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II.	19	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company

Steven D. Krichmar Age: 61	Trustee	Since 2018	Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001). Trustee — Goldman Sachs Trust II.	19	None

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	President and Trustee	Since 2012	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	162	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2019, Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 39 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer Since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); and Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.60 trillion in assets under supervision as of September 30, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Municipal Income Completion Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[4]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[6]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
[6]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Past correlations are not indicative of future correlations, which may vary.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail –1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 187256-OTU-1103587 MMALTAR-19

Goldman Sachs Funds

Annual Report	October 31, 2019

Strategic Multi-Asset Class Funds
Multi-Manager Global Equity
Multi-Manager Non-Core Fixed Income
Multi-Manager Real Assets Strategy

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Strategic

Multi-Asset Class Funds

∎	MULTI-MANAGER GLOBAL EQUITY

∎	MULTI-MANAGER NON-CORE FIXED INCOME

∎	MULTI-MANAGER REAL ASSETS STRATEGY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Strategic Multi-Asset Class Funds

Market Review

The capital markets experienced mixed results during the 12 months ended October 31, 2019 (the “Reporting Period”), as global economic growth concerns and trade war uncertainty led to sustained market volatility.

The first half of the Reporting Period was characterized by a challenging 2018 year-end followed by a remarkably strong rally during the first four months of 2019. Global equities fell significantly in November and December 2018, as investors’ hopes for a trade reconciliation between the U.S. and China were dashed. Risk-off market sentiment, or reduced risk appetite, increased, and U.S. Treasury yields began a downward slide that endured for most of the Reporting Period. In January 2019, global equities rebounded from their losses, jumpstarted by a more accommodative tone from U.S. Federal Reserve (“Fed”) Chair Jerome Powell, who cited the need for a patient approach toward future interest rate changes given the continued economic slowdown in China and softening U.S. economic data. In March 2019, amid ongoing U.S.-China trade tensions and in response to the stock market volatility at 2018 year-end, the Fed announced its intention to hold interest rates steady through the conclusion of the 2019 calendar year. Meanwhile, monetary policy easing by central banks in Europe and China further supported global equities, which experienced their strongest first calendar quarter rally in more than two decades. However, despite the global equity rally, the weakening global economy, which was exacerbated by unpredictable trade rhetoric between the U.S. and China, stayed top of mind for investors. In March 2019, these concerns drove yields on German and Japanese 10-year government bonds into negative territory.

During the second half of the Reporting Period, global equity markets generally traded sideways and remained heavily influenced by trade disputes and global central bank policies. (When a market trades sideways, it generally moves within a fairly stable range without forming any distinct trends over a period of time.) Global equities began May 2019 near all-time highs before sharply declining during the month, as a breakdown in U.S. and China trade negotiations led to fresh U.S. tariffs on Chinese imports. For much of the spring and summer, investor sentiment whipsawed as the U.S. and China swapped tariff threats and company-specific blacklists. Meanwhile, the Fed shifted its monetary policy stance, deciding to cut short-term interest rates by 25 basis points in July 2019 — its first interest rate cut in more than a decade. (A basis point is 1/100th of a percentage point.) Further 25 basis point reductions followed in September and October 2019. The Fed’s concern about declining economic growth and its accommodative monetary policy stance was reiterated by European Central Bank President Mario Draghi, who unveiled a new quantitative easing plan for the European Union just as his term ended on October 31st. In October 2019, the European Union remained front and center, as it approved another delay in Brexit (or the U.K.’s departure from the European Union) beyond the originally scheduled October 31st deadline. For the Reporting Period overall, global equities (as represented by the MSCI All Country World Index Investable Market Index) were up more than 12%, driven by positive performance across all major regions. From a sector perspective, cyclical stocks and information technology stocks were notable performers. Energy was the only sector that posted a negative absolute return for the Reporting Period.

Credit markets broadly sold off during the first two months of the Reporting Period. The sell-off was driven by risk-off investor sentiment and a flight to quality through November and December 2018 as well as by significant market volatility due in part to the partial U.S. federal government shutdown, investor uncertainty around the Fed’s monetary policy, tumultuous U.S.-China trade relations and uncertain global economic growth. At the beginning of 2019, however, investor sentiment improved in light of seemingly positive developments in U.S.-China trade talks as well as data indicative of ongoing solid U.S. economic growth and a more dovish Fed. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Investment grade corporate bonds outperformed nearly all other major fixed income sectors during the first 10 months of 2019, surpassing high yield corporate bonds midway through the calendar year as the longer duration profile of investment grade corporate bonds benefited from a significant rally in interest rates and tightening credit spreads (or yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity). Emerging markets debt also rallied, as investor optimism around U.S.-China trade negotiations persisted, with U.S. dollar-denominated emerging markets debt outpacing local currency emerging markets debt.

Global real estate securities reached their lows of the Reporting Period during the last two months of 2018 but were more resilient overall than global equities. During the first 10 months of 2019, global real estate securities rallied alongside global equities broadly and were trading at the end of the Reporting Period at premium valuations to their underlying net asset values on average, with solid fundamentals and transaction volumes in private real estate markets driving investor sentiment. During the Reporting

1

MARKET REVIEW

Period as a whole, the performance of global real estate securities was driven largely by investor expectations of more dovish Fed monetary policy and by falling long-term yields, which cast real estate securities in an attractive light from a yield perspective and seemed likely to keep borrowing costs low for capital-intensive real estate companies. That said, there continued to be disparities in valuations amongst market segments across regions. Segments viewed as defensive generally performed strongly as the lower-for-longer interest rate investment theme strengthened, and sectors viewed as more vulnerable to weaker economic growth and/or geopolitical risks were weaker. Among market segments, industrial real estate investment trusts (“REITs”) performed strongly during the Reporting Period overall, as they continued to be well supported by e-commerce demand, supply chain reconfiguration and high barriers to entry for competitive new supply. Conversely, retail REITs, specifically malls, were weaker, as they suffered from ongoing retail store closures, a lack of significant transaction activity that would demonstrate asset values, and growing investor concerns regarding the potential negative impact of U.S.-China trade issues. Regionally, Asia and North America drove real estate markets during the Reporting Period overall, while European real estate markets lagged. Asia rallied in spite of investors’ geopolitical, trade and economic concerns, while the decline in U.S. long-term yields and the Fed’s dovish pivot unpinned the rally in North American real estate.

As for global infrastructure markets, they moved higher during the Reporting Period, holding up well during the equity market sell-off in December 2018 and keeping pace with the rally in risk assets from January 2019 through the end of the Reporting Period. For the Reporting Period overall, global infrastructure securities outperformed global equities broadly. Among market segments, real estate infrastructure assets performed most strongly. Specialized REITs focused on communications infrastructure performed particularly well during the Reporting Period, as U.S.-based cellular tower companies benefited from strong earnings results and visible growth catalysts derived from increasing mobile data traffic and the transition to fifth-generation, or 5G, networks. Energy also helped drive the performance of global infrastructure markets. Although midstream energy infrastructure securities were weak near the end of 2018, they recovered significantly in the first half of 2019 on the back of sustained and robust fundamental earnings results from underlying companies, particularly within the U.S. (The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e., energy producers, and the demand side, i.e., energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.) The utilities sector was another source of strength, led by multi-utilities, particularly within North America, followed by gas and water utilities. Regionally, North America was the primary driver of global infrastructure market performance, along with Europe, which also saw strongly positive returns. Developed Asia posted gains, though to a lesser extent given investors’ concerns around the ongoing U.S.-China trade dispute and protests in Hong Kong, which weighed on performance.

Looking Ahead

At the end of the Reporting Period, investors remained focused on a potential resolution to the U.S.-China trade war. Suggestions from both countries that an agreement might be reached by the end of 2019 were met with cautious optimism. Investors also adopted a wait-and-see approach toward Brexit given a second delay in its implementation and a new deadline of January 31, 2020. An early general election in the U.K., scheduled for December 2019, added further to Brexit-related uncertainty. Going forward, we expect investors to remain watchful for signs the accommodative efforts of the world’s central banks are effective in staving off a further slowdown in the global economy. We also expect investors to continue monitoring the progress of U.S.-China trade talks.

2

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager

Global Equity Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Goldman Sachs Multi-Manager Global Equity Fund’s (the “Fund”) performance and positioning for 12-month period ended October 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class R6 Shares generated an average annual total return of 11.39%. This return compares to the 12.36% average annual total return of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (“MSCI ACWI IMI”) (Net, USD, 50% Non-U.S. Developed Hedged to USD) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ a mix of international, global and U.S.-focused equity investment strategies. The GPS Group is responsible for the Fund’s asset allocation, wherein it applies a risk-based approach that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers and applying a multifaceted process for manager due diligence, portfolio construction and risk management. The GPS Group also provides certain risk management services to the Fund.

During the Reporting Period, the Fund recorded a double-digit positive absolute return but underperformed the Index. The Fund’s relative underperformance can be attributed to the performance of the Fund’s Underlying Managers overall. Strategic asset allocation also underperformed the Index during the Reporting Period.

At various points during the Reporting Period, the Fund had capital allocated to 12 Underlying Managers — Boston Partners Global Investors, Inc. (“Boston Partners”), Causeway Capital Management LLC (“Causeway”), Fisher Asset Management, LLC (“Fisher”), GW&K Investment Management, LLC (“GW&K”), Legal & General Investment Management America, Inc. (“LGIMA”), Massachusetts Financial Services Company, doing business as MFS Investment Management, (“MFS”), Principal Global Investors, LLC (“Principal”), QMA LLC (“QMA”) (known as Quantitative Management Associates LLC prior to April 3, 2019); Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), Vulcan Value Partners, LLC (“Vulcan”), WCM Investment Management (“WCM”) and Wellington Management Company LLP (“Wellington”).

These 12 Underlying Managers represented five market segments across global equity as part of the Fund’s top-level strategy allocation — U.S. large cap (QMA, Vaughan Nelson and Vulcan); Europe, Australasia and Far East (“EAFE”) large cap (Causeway, MFS and WCM); U.S. small cap (Boston Partners and GW&K); EAFE small cap (Principal); and emerging markets (Fisher and Wellington). LGIMA managed a diversified beta strategy.

Of the 11 Underlying Managers with allocated capital for the entire Reporting Period, all 11 generated positive absolute returns. MFS generated a positive absolute return between June 28, 2019, when it was allocated capital as an Underlying Manager of the Fund, and the end of the Reporting Period. On a relative basis, six Underlying Managers outperformed their respective benchmark indices, four underperformed their respective benchmark indices, and one performed in line with its benchmark index during the Reporting Period. MFS performed in line with its benchmark index between June 28, 2019 and the end of the Reporting Period.

During the first three months of the Reporting Period, the Fund used Russell Investments Implementation Services,

3

PORTFOLIO RESULTS

LLC (“RIIS”) for a currency overlay program given the hedged nature of the Fund’s benchmark index. Effective February 2019, RIIS was redeemed, and the GPS Group began managing a passive currency overlay, which is designed to hedge exposure to non-U.S. currencies by selling the currencies in which the Fund’s equity securities are traded and investing in the U.S. dollar. The currency overlay seeks to minimize unintended currency exposures for the Fund. Also, in connection with the risk management services it provides, the GPS Group added passive equity exposure to the Fund during the last two months of the Reporting Period in order to bring the Fund’s beta closer to that of the Index. (Beta refers to the component of the returns that is attributable market risk exposure, rather than manager skill.)

As mentioned earlier, the Fund’s performance relative to the Index was driven mainly by manager selection, which detracted from returns overall during the Reporting Period. The most significant underperformance came from international value manager Causeway, which lagged the MSCI EAFE Index, and emerging markets manager Wellington, which trailed the MSCI Emerging Markets Index. These negative results were partially offset by EAFE large-cap Underlying Manager WCM, which outperformed the MSCI ACWI ex-U.S. Index; emerging markets manager Fisher, which performed in line with the MSCI Emerging Markets Index; and U.S. small-cap value manager Boston Partners, which outpaced the Russell 2000® Value Index during the Reporting Period.

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest across global equity markets, underperformed the Index during the Reporting Period. The underperformance occurred between the start of the Reporting Period and the end of August 2019, when the Fund held an overweight allocation versus the Index to global small-cap equities and an underweight allocation versus the Index to developed markets large-cap equities. In August 2019, the GPS Group modestly changed the strategic asset allocation such that the Fund was tilted toward developed markets equities and away from emerging markets equities and global small-cap equities. That said, the Fund maintained a slight overweight compared to the Index in emerging markets equities and a modest underweight in U.S. large-cap equities. Because of these changes to its strategic asset allocation, the Fund regained a significant portion of its previous losses in the final two months of the Reporting Period, as global equity markets, and emerging markets equities in particular, rallied.

Q	Which global equity asset classes most significantly affected Fund performance?

A	Diversified beta manager LGIMA, which we measure against the MSCI ACWI Index, underperformed during the Reporting Period due to its exposure to value and size factors, which led to an underweight position and weak stock selection in the information technology sector.

In EAFE large cap, Underlying Manager WCM outperformed its benchmark index, the MSCI ACWI ex-U.S. Index, due to its overweight position and stock selection in the information technology sector and its underweight position and stock selection in the financials sector. Underlying Manager Causeway underperformed its benchmark index, the MSCI EAFE Index, because of an underweight position and stock selection in the communication services sector as well as an overweight position and stock selection in the energy sector. Underlying Manager MFS performed in line with its benchmark index, the MSCI EAFE Index, between June 28, 2019 and the end of the Reporting Period, as an overweight and weak stock selection in consumer staples, which detracted, was offset by an underweight and effective stock selection in energy, which contributed positively.

In EAFE small cap, Underlying Manager Principal outperformed its benchmark index, the MSCI World ex-U.S. Small Cap Index, because of strong stock selection in the consumer discretionary sector.

In U.S. large cap, which we measure relative to the S&P 500® Index, Underlying Manager QMA underperformed the benchmark index primarily due to exposure to value factors, which resulted in weak stock selection in the consumer discretionary sector. As for Underlying Manager Vulcan, it outpaced its benchmark index because of beneficial positioning and stock selection in information technology. Underlying Manager Vaughan Nelson also outperformed the benchmark index, largely because of strong stock selection in the materials sector.

In U.S. small cap, both Underlying Managers outperformed their respective benchmark indices. Boston Partners, the value-oriented Underlying Manager, significantly outpaced the Russell 2000® Value Index due to strong stock selection in consumer discretionary and energy. GW&K outperformed the Russell 2000® Index through an underweight position and stock selection in the energy sector.

In emerging markets, which we measure relative to the MSCI Emerging Markets Index, Underlying Manager Wellington

4

PORTFOLIO RESULTS

underperformed because of weak stock selection in the financials sector. Underlying Manager Fisher performed in line with the MSCI Emerging Markets Index, as strong stock selection within financials was largely offset by ineffective stock picking in the energy sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the first three months of the Reporting Period, RIIS managed a currency overlay allocation that sought to minimize unintended currency exposures that either reduce performance or increase risk of the Fund’s portfolio. As part of this strategy, RIIS used currency forwards, which had a positive impact on the Fund’s performance. During the last nine months of the Reporting Period, the GPS Group managed a passive currency overlay in which it also utilized currency forwards. The use of these currency forwards had a positive impact on the Fund’s performance. During the Reporting Period overall, LGIMA and QMA used equity index futures to manage exposure and tracking error relative to their respective benchmark indices during certain market events, such as dividend accrual periods or small corporate actions. The use of equity index futures had a positive impact on the Fund’s performance. Other Underlying Managers employed rights and warrants to implement their strategies. The use of warrants and rights did not have a material impact on the Fund’s performance during the Reporting Period overall.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	In January 2019, we reduced the Fund’s allocation to LGIMA as we prepared to reevaluate the diversified beta strategy. We reallocated the capital to the iShares® Core MSCI EAFE ETF and the Vanguard S&P 500® ETF.

As mentioned previously, RIIS was redeemed during February 2019, and the GPS Group began managing the Fund’s passive currency overlay.

In April 2019, MFS was added as an Underlying Manager of the Fund and was allocated capital in June 2019. MFS employs a core style of international equity investing, with a slight growth bias. Using a bottom-up investment process, MFS seeks to 1) identify stocks that have a projected earnings growth rate of at least two to three times that of global Gross Domestic Product growth, 2) identify stocks trading at a discount to projected long-term growth, and 3) outperform in a variety of market environments.

At the end of the Reporting Period, Underlying Manager Fisher was redeemed and no longer served as an Underlying Manager of the Fund. We reallocated the capital to the Vanguard FTSE Emerging Markets ETF.

Regarding the Fund’s strategic asset allocation, the Fund’s assets were allocated at the beginning of the Reporting Period 38.2% to U.S. large cap, 25.8% to EAFE large cap, 10.1% to U.S. small cap, 7.1% to EAFE small cap and 16.8% to emerging markets, with the remainder in cash and cash equivalents. When the Reporting Period started, the Fund was overweight relative to the Index in emerging markets equities versus developed markets equities. During the third quarter of 2018, we had modestly reduced the Fund’s overweight in emerging markets equities because of heightened market volatility driven by emerging markets currency risk. We further reduced this overweight at the beginning of 2019, as fresh data releases showed continued deterioration in China’s economy. In the process, we increased the Fund’s strategic allocations to U.S. and EAFE large-cap stocks. Beginning in September 2019, we increased the Fund’s strategic allocations to developed markets equities and reduced its strategic allocations to emerging market equities and global small-cap stocks. At the end of the Reporting Period, the Fund’s assets were allocated 47.6% to U.S. large cap, 27.7% to EAFE large cap, 6.4% to U.S. small cap, 4.8% to EAFE small cap and 14.0% to emerging markets, with the remainder in cash and cash equivalents.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective January 25, 2019, Tom Murray no longer served as a portfolio manager of the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Neill Nuttall, Kate El-Hillow, Kent Clark and Betsy Gorton.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views within the equity complex as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

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PORTFOLIO RESULTS

Index Definitions

MSCI All Country World Index Investable Market Index captures large- and mid-cap representation across 23 developed markets and 24 emerging markets countries.

MSCI ACWI Index captures large- and mid-cap representation across 23 developed markets and 24 emerging markets countries. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Emerging markets countries in the index include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

S&P 500® Index is the Standard & Poor’s 500 composite index of 500 stocks, an unmanaged index of common stock prices.

Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics.

MSCI ACWI ex-U.S. Index captures large and mid cap representation across 22 of 23 developed markets countries (excluding the U.S.) and 26 emerging markets countries. With 2,217 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S.

MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada.

MSCI World ex-U.S. Small Cap Index is an unmanaged index maintained by MSCI and considered representative of small-cap stocks of global developed markets, excluding those of the U.S.

It is not possible to invest directly in an unmanaged index.

6

FUND BASICS

Multi-Manager Global Equity Fund

as of October 31, 2019

TOP TEN HOLDINGS AS OF 10/31/19[1,2]

Holding	% of Net Assets	Line of Business

Vanguard FTSE Emerging Markets ETF	5.1%	Exchange Traded Funds
Microsoft Corp.	1.3	Software
Facebook, Inc. Class A	0.8	Interactive Media & Services
Electronic Arts, Inc.	0.7	Entertainment
The Home Depot, Inc.	0.7	Specialty Retail
The Sherwin-Williams Co.	0.7	Chemicals
Mastercard, Inc. Class A	0.6	IT Services
Dollar Tree, Inc.	0.6	Multiline Retail
AT&T, Inc.	0.6	Diversified Telecommunication Services
UnitedHealth Group, Inc.	0.6	Health Care Providers & Services

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

[2]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 10.5% of the Fund’s net assets as of 10/31/19.

FUND COMPOSITION[3]

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent U.S. Treasury Obligations and Repurchase Agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying compositions of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Performance Summary

October 31, 2019

The following graph shows the value, as of October 31, 2019, of a $1,000,000 investment made on June 24, 2015 (commencement of operations) in Class R6 Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Multi-Manager Global Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from June 24, 2015 through October 31, 2019.

Average Annual Total Return through October 31, 2019	One Year	Since Inception

Class R6 (Commenced June 24, 2015)*	11.39%	5.19%

*	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares. These returns assume reinvestment of all distributions at NAV. Because Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

8

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Goldman Sachs Multi-Manager Non-Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class R6 Shares generated an average annual total return of 9.03%. This return compares to the 8.91% average annual total return of the Fund’s benchmark, the Multi-Manager Non-Core Fixed Income Composite Dynamic Index (the “Index”), during the same time period.

The Index is comprised of the Bloomberg Barclays Global High Yield Corporate Index (Gross, USD, Unhedged) (the “Bloomberg Barclays Index”), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) (the “Credit Suisse Index”), the J.P. Morgan Emerging Market Bond Index (“EMBISM”) Global Diversified Index (Gross, USD, Unhedged) (the “J.P. Morgan EMBISM Index”) and the J.P. Morgan Government Bond Index — Emerging Markets (“GBI-EMSM”) Global Diversified Index (Gross, USD, Unhedged) (the “J.P. Morgan GBI-EMSM Index”), which are weighted in accordance with the relative market capitalizations of each constituent index (as determined by the constituent index providers) as of the last business day of the previous calendar year. During the Reporting Period, the Bloomberg Barclays Index, the Credit Suisse Index, the J.P. Morgan EMBISM Index and the J.P. Morgan GBI-EMSM Index returned 8.17%, 2.61%, 14.35% and 15.59%, respectively.

To compare, the Fund’s previous benchmark index, the Multi-Manager Non-Core Fixed Income Composite Index, returned 9.84% during the Reporting Period. The Multi-Manager Non-Core Fixed Income Composite Index is comprised 40% of the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged) (“the Bloomberg Barclays U.S. High Yield Index”), 20% of the Credit Suisse Index, 20% of the J.P. Morgan EMBISM Index and 20% of the J.P. Morgan GBI-EMSM Index). For reference, the Bloomberg Barclays U.S. High Yield Index returned 8.38% during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ a non-core fixed income investment strategy. (Non-core fixed income includes non-investment grade securities, bank loans and emerging markets debt). The GPS Group is responsible for the Fund’s asset allocation, wherein it applies a risk-based approach that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers and applying a multifaceted process for manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund recorded a positive absolute return and outperformed the Index. The Fund’s relative outperformance can be attributed to the performance of the Underlying Managers overall. Strategic asset allocation outperformed the Index during the Reporting Period.

At various points during the Reporting Period, the Fund had capital allocated to seven Underlying Managers — Ares Capital Management II LLC (“Ares”), BlueBay Asset Management LLP (“BlueBay”), Brigade Capital Management, LP (“Brigade”), Lazard Asset Management LLC (“Lazard”), Marathon Asset Management, L.P. (“Marathon”), Symphony Asset Management LLC

9

PORTFOLIO RESULTS

(“Symphony”) and TCW Investment Management Company LLC (“TCW”).

These seven Underlying Managers represented four sectors across non-core fixed income as part of the Fund’s top-level strategy allocation — high yield (Ares, Blue Bay and Brigade), bank loans (Symphony), external emerging markets debt (Lazard and Marathon) and local emerging markets debt (TCW).

Of the four Underlying Managers with allocated capital for the entire Reporting Period, all four posted positive absolute returns. Ares recorded a positive absolute return between the beginning of the Reporting Period and November 7, 2018, when we redeemed it as an Underlying Manager of the Fund. Lazard produced a positive absolute return between the beginning of the Reporting Period and May 24, 2019, when we redeemed it as an Underlying Manager of the Fund. Marathon generated a positive absolute return between April 18, 2019, when it was allocated capital as an Underlying Manager of the Fund, and the end of the Reporting Period.

On a relative basis, three of the four Underlying Managers with allocated capital during the entire Reporting Period underperformed their respective benchmark indices and one outperformed its benchmark index. The relative performance of Ares was not particularly meaningful, given we were in the process of redeeming it between the start of the Reporting Period and November 7, 2018. Lazard slightly underperformed its benchmark index between the beginning of the Reporting Period and May 24, 2019, when it was redeemed. Marathon performed in line with its benchmark index between April 18, 2019, when it was allocated capital, and the end of the Reporting Period.

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest in non-core fixed income sectors, outperformed the Index during the Reporting Period. An underweight allocation versus the Index in bank loans contributed positively, as bank loans underperformed other fixed income sectors, including high yield corporate bonds. During the Reporting Period, investor demand for bank loans was weak, and overall supply contracted. New issuance was generally stagnant due to the shift in Federal Reserve monetary policy from interest rate hikes to interest rate cuts, which reduced the incentive to issue floating rate loans. In addition, the Fund benefited during the Reporting Period from its overweight allocation to emerging markets bonds, as their spreads (or yield differentials versus other bonds of comparable maturity) tightened significantly in 2019, reversing most of the spread widening that had occurred in the second half of 2018.

Q	Which non-core fixed income Underlying Managers most significantly affected Fund performance?

A	Blue Bay, a high yield Underlying Manager, outperformed the ICE BofA Merrill Lynch Global High Yield Investment Grade Country Constrained Index, largely because of an overweight position in and favorable selection of B-rated high yield corporate bonds. An overweight position in the financials market segment was also positive. Exposure to energy high yield corporate bonds somewhat offset these gains.

Brigade, the other high yield Underlying Manager, underperformed the ICE BofA Merrill Lynch BB U.S. High Yield Constrained Index. These negative results were driven by security selection in energy and health care, which were partly offset by positive selection in retail and among BB-rated high yield corporate bonds.

Symphony, the bank loans Underlying Manager, underperformed the Credit Suisse Leveraged Loan Index during the Reporting Period. Poor selection in the financials market segment and in post-reorganization equity detracted from performance. (Reorganization equity refers to equity securities that are issued in connection with a reorganization or restructuring.) Strong credit selection within the telecommunications and consumer services market segments, as well as in B-rated credits, partially offset these negative results.

TCW, the local emerging markets debt Underlying Manager, modestly underperformed the J.P. Morgan GBI-EMSM Index during the Reporting Period, driven by country positioning. Trading in Turkey and an overweight in Argentina further diminished returns, though these losses were somewhat offset by an underweight in Poland and an out-of-benchmark position in Egypt, which added value.

Marathon, an external emerging markets debt Underlying Manager, performed in line with the J.P. Morgan EMBISM Diversified Index between April 18, 2019, when it was allocated capital, and the end of the Reporting Period. Credit selection in Guatemala and in certain Persian Gulf countries, such as Qatar and Saudi Arabia, enhanced performance. These positive results were largely offset by weak selection in Kazakhstan and China, which detracted from returns.

Lazard, an external emerging markets debt Underlying Manager, slightly underperformed the J.P. Morgan EMBISM

10

PORTFOLIO RESULTS

Diversified Index from the beginning of the Reporting Period through May 24, 2019, when it was redeemed. The underperformance was driven by overweight positions in Argentina and Turkey as well as by a cash drag. Strong security selection in Asia and Europe bolstered results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund’s Underlying Managers employed credit default swaps, equity options, warrants, U.S. Treasury futures and forward foreign currency exchange contracts to implement their strategies. The use of forward foreign currency exchange contracts by Underlying Managers had a negative impact on the Fund’s performance, while the use of credit default swaps, equity options and warrants by Underlying Managers had a negative impact on performance. The use of U.S. Treasury futures by Underlying Managers had a neutral impact on the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	In early November 2018, Ares capital was redeemed. We reallocated the capital to Blue Bay and Brigade.

In April 2019, Marathon Asset Management, L.P. (“Marathon”) was added as an Underlying Manager of the Fund and was allocated capital during May 2019. Marathon manages a long-only, “optimal beta” strategy designed to match the J.P. Morgan GBI-EMSM Index in terms of its primary risk exposures and seeks to outperform it through bottom-up issue selection and index arbitrage.

In May 2019, Lazard was redeemed and no longer served as an Underlying Manager of the Fund. We reallocated the capital to Marathon.

In terms of the Fund’s strategic allocation, at the start of the Reporting Period, the Fund’s assets were allocated 41.6% to high yield corporate bonds, 25.3% to local emerging markets debt, 18.4% to external emerging markets debt and 12.7% to bank loans, with the remainder in cash and cash equivalents. Beginning in June through September 2019, we reduced the Fund’s exposure to local emerging markets debt and external emerging markets debt, while increasing its exposure to bank loans. At the same time, we increased the Fund’s exposure to high yield corporate bonds. At the end of the Reporting Period, the Fund’s assets were allocated 45.7% to high yield corporate bonds, 20.0% to bank loans, 19.1% to local emerging markets debt, 13.2% to external emerging markets debt, with the remainder in cash and cash equivalents.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective January 25, 2019, Tom Murray no longer served as a portfolio manager of the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Neill Nuttall, Kate El-Hillow, Kent Clark and Betsy Gorton.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views on the non-core fixed income market as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate total return consisting of income and capital appreciation.

11

PORTFOLIO RESULTS

Index Definitions

MSCI All Country World Index Investable Market Index captures large- and mid-cap representation across 23 developed markets and 24 emerging markets countries.

ICE BofA Merrill Lynch BB US High Yield Constrained Index is a modified market capitalization-weighted index of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

ICE BofA Merrill Lynch Global High Yield Investment Grade Country Constrained Index contains all securities in the ICE BofA Merrill Lynch Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.

Bloomberg Barclays Global High Yield Corporate Index is a multi-currency measure of the global high yield debt market.

Bloomberg Barclays U.S. High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

J.P. Morgan Emerging Market Bond Index (“EMBISM”) Global Diversified Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

J.P. Morgan Government Bond Index — Emerging Markets (“GBI-EMSM”) Global Diversified Index is a comprehensive local emerging markets index, consisting of regularly traded, fixed-rate, local currency government bonds.

It is not possible to invest directly in an unmanaged index.

12

FUND BASICS

Multi-Manager Non-Core Fixed Income Fund

as of October 31, 2019

TOP TEN HOLDINGS AS OF 10/31/19[1]

Holding	% of Net Assets	Line of Business

Brazil Notas do Tesouro Nacional	0.9%	Foreign Debt Obligations
Indonesia Treasury Bond	0.7	Foreign Debt Obligations
Republic of Poland	0.7	Foreign Debt Obligations
Brazil Notas do Tesouro Nacional	0.6	Foreign Debt Obligations
United Mexican States	0.6	Foreign Debt Obligations
iHeartCommunications, Inc.	0.6	Bank Loans
Republic of South Africa	0.5	Foreign Debt Obligations
Egypt Treasury Bills	0.5	Foreign Debt Obligations
Russian Federation Bond	0.5	Foreign Debt Obligations
Fidelity & Guaranty Life Holdings, Inc.	0.5	Corporate Obligations

[1]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 8.3% of the Fund’s net assets as of 10/31/19. The top 10 holdings may not be representative of the Fund’s future investments.

FUND COMPOSITION[2]

[2]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

13

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Performance Summary

October 31, 2019

The following graph shows the value, as of October 31, 2019, of a $1,000,000 investment made on March 31, 2015 (commencement of operations) in Class R6 Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmark, the Multi-Manager Non-Core Fixed Income Composite Dynamic Index, which is comprised of the Bloomberg Barclays Global High Yield Corporate Index (Gross, USD, Unhedged), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged), the J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) and the J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged), is shown. The performance of the Fund’s former benchmark, the Multi-Manager Non-Core Fixed Income Composite Index, which is comprised of the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged) (40%), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) (20%), the J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) (20%), and the J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged) (20%), is also shown. The Investment Adviser believes that the Multi-Manager Non-Core Fixed Income Composite Dynamic Index is a more appropriate benchmark against which to measure the performance of the Fund, as compared to the Multi-Manager Non-Core Fixed Income Composite Index. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Non-Core Fixed Income Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from March 31, 2015 through October 31, 2019.

Average Annual Total Return through October 31, 2019	One year	Since Inception

Class R6 (Commenced March 31, 2015)*	9.03%	3.18%

*	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares. These returns assume reinvestment of all distributions at NAV. Because Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

14

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Real Assets Strategy Fund

Investment Objective

The Fund seeks to provide long-term capital growth through investments related to real assets.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Goldman Sachs Multi-Manager Real Assets Strategy Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class R6 Shares generated an average annual total return of 20.04%. This return compares to the 20.29% average annual total return of the Fund’s benchmark, the Multi-Manager Real Assets Strategy Composite Dynamic Index (the “Index”), during the same time period.

The Index is comprised of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) (the “FTSE Index”) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (the “Dow Jones Brookfield Index”), which are weighted in accordance with the relative market capitalizations of each constituent index (as determined by the constituent index providers) as of the last business day of the previous calendar year. During the Reporting Period, the FTSE Index and the Dow Jones Brookfield Index returned 20.48% and 19.84%, respectively.

To compare, the Fund’s previous benchmark index, the Multi-Manager Real Assets Strategy Composite Index, returned 20.21% during the Reporting Period. The Multi-Manager Real Assets Strategy Composite Index is comprised 50% of the FTSE Index and 50% of the Dow Jones Brookfield Index.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that invest primarily in real assets. (Real assets are defined broadly by the Fund and include any assets that have physical properties or inflation sensitive characteristics, such as energy, real estate, infrastructure, commodities and inflation linked or floating rate fixed income securities. Inflation is a sustained increase in prices that erodes the purchasing power of money. Assets with inflation sensitive characteristics are assets that benefit from rising real cash flows in times of rising inflation.) The GPS Group is responsible for the Fund’s asset allocation, wherein it applies a risk-based approach that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers and applying a multifaceted process for manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund posted a positive absolute return but modestly underperformed the Index in relative terms. The Fund’s relative underperformance can be attributed to the performance of the Underlying Managers overall. Strategic asset allocation also underperformed the Index during the Reporting Period.

At various points during the Reporting Period, the Fund allocated capital to five Underlying Managers — Cohen & Steers Capital Management, Inc. (“Cohen & Steers”), PGIM Real Estate, a business unit of PGIM, Inc. (“PGIM Real Estate”), Presima Inc. (“Presima”), RARE Infrastructure (North America) Pty Limited (“RARE”) and RREEF America L.L.C. (“RREEF”). These five Underlying Managers represented two sectors of real assets as part of the Fund’s top-level strategy allocation — global real estate (PGIM Real Estate and Presima) and global infrastructure (Cohen & Steers, RARE and RREEF).

Of the three Underlying Managers with allocated capital during the entire Reporting Period, all three generated positive absolute returns. RARE recorded a positive absolute return between the beginning of the Reporting Period and July 26, 2019 when we redeemed it as an Underlying

15

PORTFOLIO RESULTS

Manager of the Fund. Cohen & Steers posted a positive absolute return between May 9, 2019, when it was allocated capital as an Underlying Manager of the Fund, and the end of the Reporting Period.

On a relative basis, two of the Underlying Managers with allocated capital during the entire Reporting Period outperformed their respective benchmark indices, while one generally performed in line with its benchmark index. RARE underperformed its benchmark index between the start of the Reporting Period and July 26, 2019, when it was redeemed. Cohen & Steers underperformed its benchmark index between May 9, 2019, when it was allocated capital, and the end of the Reporting Period.

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest across real assets, underperformed the Index during the Reporting Period. The underperformance was due to the Fund’s modest allocation to cash, which was a drag on returns, as global real estate securities and global infrastructure securities experienced a strong rally during the Reporting Period overall. In the first quarter of 2019, the Federal Reserve’s dovish tone promoted a positive relationship between real estate investment trusts’ (“REITs”) returns and long-term interest rates. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Meanwhile, commercial property prices continued to rise, and the increase in prices of multifamily properties contributed to low vacancy rates and high rents. Furthermore, weak investor risk appetite supported the more defensive parts of the capital markets, including real estate securities as well as certain global infrastructure securities, such as those in the utilities sector.

Q	Which real assets asset classes most significantly affected Fund performance?

A	In global real estate, which we measure against the FTSE EPRA/NAREIT Developed Index, Underlying Manager PGIM Real Estate outperformed the benchmark index during the Reporting Period. An overweight position in and strong stock selection among U.S. industrial REITs contributed most positively to relative returns. Stock selection within U.S. health care REITS, as well as an underweight in U.S. mall REITs, also added to results.

Global real estate Underlying Manager Presima was relatively neutral in its performance versus its benchmark index during the Reporting Period. An overweight position and strong selection in residential and industrial REITs were largely offset by weaker selection within retail and office REITs. Regionally, strong selection within Asia and, to a lesser extent, Europe was counterbalanced by weaker selection in North America.

In global infrastructure, which we measure against the Dow Jones Brookfield Global Infrastructure Index, Underlying Manager RREEF outperformed the benchmark index, as strong stock selection in European communications and transport companies bolstered returns, slightly offset by weak selection among North American utilities.

Global infrastructure Underlying Manager RARE lagged its benchmark index from the beginning of the Reporting Period until it was redeemed on July 26, 2019. An underweight position in towers and in communications infrastructure, along with poor stock selection in industrials, detracted from relative returns. On the positive side, an underweight in energy added to performance. Regionally, stock selection within the emerging markets and an overweight in the U.K. diminished results, while stock selection in North America contributed positively.

Cohen & Steers, another global infrastructure Underlying Manager, underperformed its benchmark index between May 9, 2019, when it was allocated capital, and the end of the Reporting Period. Weak stock selection in midstream energy companies was the largest relative detractor, although this was slightly offset by an overweight position and strong stock selection within communications, which added value. (The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	Forward foreign currency exchange contracts were used by Underlying Managers to facilitate equity transactions settling in foreign currencies. Rights were employed to give the Fund the opportunity, but not the obligation, to buy additional shares of a specific security at a discount. The use of these derivatives and similar instruments had a rather neutral impact on performance during the Reporting Period.

16

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	In April 2019, Cohen & Steers was added as an Underlying Manager of the Fund and, in May 2019, was allocated capital. Cohen & Steers takes a total return relative-value approach to investing in global infrastructure securities.

In July 2019, RARE was redeemed and no longer served as an Underlying Manager of the Fund. We reallocated the capital to Cohen & Steers.

In terms of the Fund’s strategic asset allocation, the Fund’s assets were allocated 60% to global real estate and 39% to global infrastructure, with the remainder in cash and cash equivalents, at the beginning of the Reporting Period. In September and October 2019, we slightly increased the Fund’s exposure to global infrastructure securities by reducing its exposure to global real estate securities. In our view, global real estate securities had a less attractive risk/return profile than they did earlier in the Reporting Period. At the end of the Reporting Period, the Fund’s assets were allocated 54.2% to global real estate and 44.3% to global infrastructure, with the remainder in cash and cash equivalents.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views on the real assets complex as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth through investments related to real assets.

17

FUND BASICS

Multi-Manager Real Assets Strategy Fund

as of October 31, 2019

TOP TEN EQUITY HOLDINGS AS OF 10/31/19[1]

Holding	% of Net Assets	Line of Business

Prologis, Inc.	3.3%	Equity Real Estate Investment Trusts (REITs)
American Tower Corp.	3.3	Equity Real Estate Investment Trusts (REITs)
AvalonBay Communities, Inc.	2.6	Equity Real Estate Investment Trusts (REITs)
Enbridge, Inc.	2.6	Oil, Gas & Consumable Fuels
Crown Castle International Corp.	2.2	Equity Real Estate Investment Trusts (REITs)
TC Energy Corp.	2.1	Oil, Gas & Consumable Fuels
Vinci SA	2.1	Construction & Engineering
SBA Communications Corp.	1.8	Equity Real Estate Investment Trusts (REITs)
Equity LifeStyle Properties, Inc.	1.7	Equity Real Estate Investment Trusts (REITs)
Mitsui Fudosan Co. Ltd.	1.6	Real Estate Management & Development

[1]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 1.8% of the Fund’s net assets as of 10/31/19. The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATION[2]

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph generally categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of investment companies held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

18

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Performance Summary

October 31, 2019

The following graph shows the value, as of October 31, 2019, of a $1,000,000 investment made on June 30, 2015 (commencement of operations) in Class R6 Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmark, the Multi-Manager Real Assets Strategy Composite Dynamic Index, which is comprised of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged), is shown. The Fund’s former benchmark, the Multi-Manager Real Assets Strategy Composite Index, which is comprised of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) (50%) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (50%), is also shown. The Investment Adviser believes that the Multi-Manager Real Assets Strategy Composite Dynamic Index is a more appropriate benchmark against which to measure the performance of the Fund, as compared to the Multi-Manager Real Assets Strategy Composite Index. Until December 31, 2015, the S&P GSCI® (Net, USD, Unhedged) comprised 20% of the Fund’s former benchmark, the Multi-Manager Real Assets Strategy Composite Index (with each other index comprising 40% of the Index.). Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Multi-Manager Real Assets Strategy Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from June 30, 2015 through October 31, 2019.

Average Annual Total Return through October 31, 2019	One Year	Since Inception

Class R6 (Commenced June 30, 2015)*	20.04%	4.26%

*	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares. These returns assume reinvestment of all distributions at NAV. Because Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

19

PORTFOLIO RESULTS

Index Definitions

MSCI All Country World Index Investable Market Index captures large- and mid-cap representation across 23 developed markets and 24 emerging markets countries.

FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The index incorporates REITs and real estate holding & development companies.

Dow Jones Brookfield Global Infrastructure Index intends to measure the stock performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business.

It is not possible to invest directly in an unmanaged index.

20

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments

October 31, 2019

Shares	Description	Value

Common Stocks – 83.4%
Argentina – 0.0%
961	Banco Macro SA ADR (Banks)	$22,007
5,929	Grupo Financiero Galicia SA ADR (Banks)	68,539

		90,546

Australia – 0.7%
1,551	AGL Energy Ltd. (Multi-Utilities)	21,172
3,487	ALS Ltd. (Professional Services)	19,393
843	Ansell Ltd. (Health Care Equipment & Supplies)	16,031
2,992	APA Group (Gas Utilities)	24,032
5,598	Appen Ltd. (IT Services)	84,105
10,586	Aurizon Holdings Ltd. (Road & Rail)	43,066
21,977	AusNet Services (Electric Utilities)	28,073
1,640	Bank of Queensland Ltd. (Banks)	10,235
68,362	Beach Energy Ltd. (Oil, Gas & Consumable Fuels)	107,532
1,548	Bendigo & Adelaide Bank Ltd. (Banks)	11,361
361	BHP Group Ltd. (Metals & Mining)	8,849
1,194	BlueScope Steel Ltd. (Metals & Mining)	10,930
2,050	Boral Ltd. (Construction Materials)	7,117
2,839	Brambles Ltd. (Commercial Services & Supplies)	23,470
883	Caltex Australia Ltd. (Oil, Gas & Consumable Fuels)	16,599
17,742	Charter Hall Group (Equity Real Estate Investment Trusts (REITs))	138,244
814	CIMIC Group Ltd. (Construction & Engineering)	18,550
5,458	Coca-Cola Amatil Ltd. (Beverages)	38,302
3,233	Computershare Ltd. (IT Services)	35,290
3,402	Crown Resorts Ltd. (Hotels, Restaurants & Leisure)	29,225
6,134	CSL Ltd. (Biotechnology)	1,081,769
2,536	Dexus (Equity Real Estate Investment Trusts (REITs))	20,913
26,832	Downer EDI Ltd. (Commercial Services & Supplies)	149,241
4,794	Fortescue Metals Group Ltd. (Metals & Mining)	29,342
2,273	Goodman Group (Equity Real Estate Investment Trusts (REITs))	22,569
12,693	Incitec Pivot Ltd. (Chemicals)	30,202
3,120	Insurance Australia Group Ltd. (Insurance)	17,095
921	LendLease Group (Real Estate Management & Development)	11,905
105	Macquarie Group Ltd. (Capital Markets)	9,695
5,120	Mirvac Group (Equity Real Estate Investment Trusts (REITs))	11,345
184	National Australia Bank Ltd. (Banks)	3,612
1,248	Newcrest Mining Ltd. (Metals & Mining)	27,242
93,727	Nine Entertainment Co. Holdings Ltd. (Media)	118,924
12,063	Northern Star Resources Ltd. (Metals & Mining)	81,767

Common Stocks – (continued)
Australia – (continued)
1,954	Orica Ltd. (Chemicals)	30,880
2,021	Origin Energy Ltd. (Oil, Gas & Consumable Fuels)	10,957
6,493	Orora Ltd. (Containers & Packaging)	13,840
51,890	Perenti Global Ltd. (Metals & Mining)	81,742
3,304	QBE Insurance Group Ltd. (Insurance)	28,746
8,832	Qube Holdings Ltd. (Transportation Infrastructure)	19,802
166	Rio Tinto Ltd. (Metals & Mining)	10,380
6,842	Santos Ltd. (Oil, Gas & Consumable Fuels)	38,271
48,277	Saracen Mineral Holdings Ltd.* (Metals & Mining)	124,913
6,816	Scentre Group (Equity Real Estate Investment Trusts (REITs))	18,009
9,582	Seven Network Ltd. (Trading Companies & Distributors)	123,850
614	Sonic Healthcare Ltd. (Health Care Providers & Services)	12,093
3,975	South32 Ltd. (Metals & Mining)	6,956
23,741	Spark Infrastructure Group (Electric Utilities)	33,107
2,280	Suncorp Group Ltd. (Insurance)	21,169
17,177	Super Retail Group Ltd. (Specialty Retail)	112,845
6,321	Tabcorp Holdings Ltd. (Hotels, Restaurants & Leisure)	20,946
9,648	Telstra Corp. Ltd. (Diversified Telecommunication Services)	23,237
4,727	The GPT Group (Equity Real Estate Investment Trusts (REITs))	19,403
7,744	The Star Entertainment Grp Ltd. (Hotels, Restaurants & Leisure)	25,110
512	Transurban Group (Transportation Infrastructure)	5,244
14,025	Vicinity Centres (Equity Real Estate Investment Trusts (REITs))	25,816
642	Wesfarmers Ltd. (Multiline Retail)	17,639
630	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	13,963
1,007	Woolworths Group Ltd. (Food & Staples Retailing)	25,967
771	Worley Ltd. (Energy Equipment & Services)	7,237

		3,179,319

Austria – 0.1%
749	ANDRITZ AG (Machinery)	33,680
2,485	BAWAG Group AG*(a) (Banks)	102,706
2,260	CA Immobilien Anlagen AG (Real Estate Management & Development)	87,084
2,848	IMMOFINANZ AG* (Real Estate Management & Development)	81,882
528	OMV AG (Oil, Gas & Consumable Fuels)	30,868

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Austria – (continued)
1,222	Raiffeisen Bank International AG (Banks)	$30,109
5,321	S&T AG (Technology Hardware, Storage & Peripherals)	113,476
724	voestalpine AG (Metals & Mining)	18,167

		497,972

Belgium – 0.3%
192	Ackermans & van Haaren NV (Diversified Financial Services)	29,433
1,110	Ageas (Insurance)	64,014
384	Groupe Bruxelles Lambert SA (Diversified Financial Services)	38,575
9,730	KBC Group NV (Banks)	684,158
5,477	Proximus SADP (Diversified Telecommunication Services)	168,312
198	Solvay SA (Chemicals)	21,528
1,070	UCB SA (Pharmaceuticals)	86,241

		1,092,261

Brazil – 0.6%
400	Ambev SA (Beverages)	1,733
48,568	Ambev SA ADR (Beverages)	209,328
24,149	B3 SA – Brasil Bolsa Balcao (Capital Markets)	291,317
51,924	Banco do Brasil SA (Banks)	623,399
3,964	BR Malls Participacoes SA (Real Estate Management & Development)	15,172
7,935	BRF SA* (Food Products)	70,259
1,600	Centrais Eletricas Brasileiras SA (Electric Utilities)	15,783
500	Cia de Saneamento Basico do Estado de Sao Paulo (Water Utilities)	6,810
40,345	Cia Siderurgica Nacional SA (Metals & Mining)	118,706
8,029	Cosan SA (Oil, Gas & Consumable Fuels)	115,695
1,000	Engie Brasil Energia SA (Independent Power and Renewable Electricity Producers)	11,285
717	Equatorial Energia SA (Electric Utilities)	18,214
19,445	Even Construtora e Incorporadora SA* (Household Durables)	59,104
1,800	Hypera SA (Pharmaceuticals)	15,404
8,698	Iochpe Maxion SA (Machinery)	37,824
1,500	IRB Brasil Resseguros S/A (Insurance)	14,134
41,489	JBS SA (Food Products)	292,663
670	Lojas Renner SA (Multiline Retail)	8,478
1,464	Magazine Luiza SA (Multiline Retail)	16,295
1,600	Natura Cosmeticos SA (Personal Products)	12,431
800	Notre Dame Intermedica Participacoes SA (Health Care Providers & Services)	11,969
8,974	Qualicorp Consultoria e Corretora de Seguros SA (Health Care Providers & Services)	71,380

Common Stocks – (continued)
Brazil – (continued)
67,112	TIM Participacoes SA (Wireless Telecommunication Services)	191,103
47,405	Vale SA* (Metals & Mining)	557,915
1,794	WEG SA (Electrical Equipment)	11,407
700	YDUQS Part (Diversified Consumer Services)	6,851

		2,804,659

Cambodia – 0.0%
36,000	NagaCorp Ltd. (Hotels, Restaurants & Leisure)	65,415

Canada – 2.8%
462	Agnico Eagle Mines Ltd. (Metals & Mining)	28,395
3,100	Air Canada* (Airlines)	110,386
4,733	Algonquin Power & Utilities Corp. (Multi-Utilities)	65,006
550	Alimentation Couche-Tard, Inc. Class B (Food & Staples Retailing)	16,495
2,900	Allied Properties Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	117,973
931	AltaGas Ltd. (Gas Utilities)	13,543
6,300	ATS Automation Tooling Systems, Inc.* (Machinery)	85,524
2,250	Badger Daylighting Ltd. (Construction & Engineering)	66,658
578	Bank of Montreal (Banks)	42,787
1,031	Barrick Gold Corp. (Metals & Mining)	17,910
536	BCE, Inc. (Diversified Telecommunication Services)	25,427
11,546	Brookfield Asset Management, Inc. Class A (Capital Markets)	637,933
5,086	CAE, Inc. (Aerospace & Defense)	127,546
118,655	Cameco Corp. (Oil, Gas & Consumable Fuels)	1,059,584
4,386	Canadian Apartment Properties REIT (Equity Real Estate Investment Trusts (REITs))	182,620
4,648	Canadian Imperial Bank of Commerce (Banks)	396,338
9,032	Canadian National Railway Co. (Road & Rail)	807,210
146	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	3,681
4,039	Canadian Pacific Railway Ltd. (Road & Rail)	918,119
219	Canadian Tire Corp. Ltd. Class A (Multiline Retail)	23,609
6,100	Capital Power Corp. (Independent Power and Renewable Electricity Producers)	146,213
451	CGI, Inc.* (IT Services)	35,057
699	CI Financial Corp. (Capital Markets)	10,174
18	Constellation Software, Inc. (Software)	17,778
7,600	Detour Gold Corp.* (Metals & Mining)	126,195

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Canada – (continued)
9,173	Dollarama, Inc. (Multiline Retail)	$308,599
1,520	Emera, Inc. (Electric Utilities)	62,930
5,411	Empire Co. Ltd. Class A (Food & Staples Retailing)	143,666
1,000	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	36,421
175,980	Encana Corp. (Oil, Gas & Consumable Fuels)	689,436
28,092	Enerplus Corp. (Oil, Gas & Consumable Fuels)	169,497
17,959	Entertainment One Ltd. (Entertainment)	129,700
17	Fairfax Financial Holdings Ltd. (Insurance)	7,202
2,142	Finning International, Inc. (Trading Companies & Distributors)	36,478
1,861	First Capital Realty, Inc. (Real Estate Management & Development)	30,802
480	First Quantum Minerals Ltd. (Metals & Mining)	4,056
1,450	Fortis, Inc. (Electric Utilities)	60,241
395	George Weston Ltd. (Food & Staples Retailing)	31,625
13,587	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	347,128
2,803	Great-West Lifeco, Inc. (Insurance)	68,165
8,066	H&R Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	136,444
19,540	Hudbay Minerals, Inc. (Metals & Mining)	70,914
1,979	Husky Energy, Inc. (Oil, Gas & Consumable Fuels)	13,823
3,688	Hydro One Ltd.(a) (Electric Utilities)	68,574
1,020	Imperial Oil Ltd. (Oil, Gas & Consumable Fuels)	25,401
729	Inter Pipeline Ltd. (Oil, Gas & Consumable Fuels)	12,238
8,600	Interfor Corp.* (Paper & Forest Products)	102,513
14,369	International Petroleum Corp.* (Oil, Gas & Consumable Fuels)	49,767
4,400	Keyera Corp. (Oil, Gas & Consumable Fuels)	101,991
1,500	Kinaxis, Inc.* (Software)	95,790
8,806	Kinross Gold Corp.* (Metals & Mining)	42,790
2,100	Kirkland Lake Gold Ltd. (Metals & Mining)	98,614
376	Loblaw Cos. Ltd. (Food & Staples Retailing)	20,052
23,843	Lundin Mining Corp. (Metals & Mining)	120,383
329	Magna International, Inc. (Auto Components)	17,690
28,059	Manulife Financial Corp. (Insurance)	522,578
368	Methanex Corp. (Chemicals)	13,945
713	Metro, Inc. (Food & Staples Retailing)	30,153

Common Stocks – (continued)
Canada – (continued)
381	National Bank of Canada (Banks)	19,676
2,900	Northview Apartment Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	63,544
2,380	Novanta, Inc.* (Electronic Equipment, Instruments & Components)	211,939
378	Nutrien Ltd. (Chemicals)	18,084
415	Onex Corp. (Diversified Financial Services)	24,397
849	Open Text Corp. (Software)	34,306
6,900	Parex Resources, Inc.* (Oil, Gas & Consumable Fuels)	93,512
880	Parkland Fuel Corp. (Oil, Gas & Consumable Fuels)	29,231
354	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	12,463
1,085	Power Corp. of Canada (Insurance)	25,109
1,736	Power Financial Corp. (Insurance)	40,596
794	PrairieSky Royalty Ltd. (Oil, Gas & Consumable Fuels)	7,753
345	Restaurant Brands International, Inc. (Hotels, Restaurants & Leisure)	22,571
2,789	RioCan Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	55,966
7,771	Ritchie Bros. Auctioneers, Inc. (Commercial Services & Supplies)	319,544
567	Rogers Communications, Inc. Class B (Wireless Telecommunication Services)	26,695
235	Royal Bank of Canada (Banks)	18,956
348	Saputo, Inc. (Food Products)	10,093
1,977	Shaw Communications, Inc. Class B (Media)	40,348
2,795	Shopify, Inc. Class A* (IT Services)	876,428
745	Sun Life Financial, Inc. (Insurance)	33,423
18,374	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	546,296
18,000	Tamarack Valley Energy Ltd.* (Oil, Gas & Consumable Fuels)	23,233
300	TC Energy Corp. (Oil, Gas & Consumable Fuels)	15,122
783	Teck Resources Ltd. Class B (Metals & Mining)	12,377
484	TELUS Corp. (Diversified Telecommunication Services)	17,216
4,100	TFI International, Inc. (Road & Rail)	130,648
226	The Bank of Nova Scotia (Banks)	12,962
2,900	The Descartes Systems Group, Inc.* (Software)	112,843
4,100	The Stars Group, Inc.* (Hotels, Restaurants & Leisure)	89,216
465	Thomson Reuters Corp. (Professional Services)	31,248
13,700	TORC Oil & Gas Ltd. (Oil, Gas & Consumable Fuels)	34,950

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Canada – (continued)
2,250	Toromont Industries Ltd. (Trading Companies & Distributors)	$116,181
2,110	Tourmaline Oil Corp. (Oil, Gas & Consumable Fuels)	18,103
951	Vermilion Energy, Inc. (Oil, Gas & Consumable Fuels)	12,564
217	Waste Connections, Inc. (Commercial Services & Supplies)	20,044
446	West Fraser Timber Co. Ltd. (Paper & Forest Products)	20,622
38,423	Wheaton Precious Metals Corp. (Metals & Mining)	1,078,512
680	WSP Global, Inc. (Construction & Engineering)	42,428

		13,070,966

Chile – 0.0%
28,322	Aguas Andinas SA Class A (Water Utilities)	12,985
1,906	Banco de Chile (Banks)	245
8,260	Cencosud SA (Food & Staples Retailing)	11,206
1,725	Cia Cervecerias Unidas SA (Beverages)	17,213
3,212	Empresas CMPC SA (Paper & Forest Products)	7,341
1,681	Empresas COPEC SA (Oil, Gas & Consumable Fuels)	15,031
57,785	Enel Americas SA (Electric Utilities)	10,826
55,314	Enel Chile SA (Electric Utilities)	4,553
2,450,448	Itau CorpBanca (Banks)	14,869
250	Latam Airlines Group SA (Airlines)	2,765
3,370	Parque Arauco SA (Real Estate Management & Development)	8,871
606	SACI Falabella (Multiline Retail)	3,082

		108,987

China – 3.0%
875	58.Com, Inc. ADR* (Interactive Media & Services)	46,209
1,243,224	Agricultural Bank of China Ltd. Class H (Banks)	511,591
9,881	Alibaba Group Holding Ltd. ADR* (Internet & Direct Marketing Retail)	1,745,676
56,989	Anhui Conch Cement Co. Ltd. Class H (Construction Materials)	340,608
67,535	ANTA Sports Products Ltd. (Textiles, Apparel & Luxury Goods)	660,635
439	Autohome, Inc. ADR* (Interactive Media & Services)	37,122
10,978	Baidu, Inc. ADR* (Interactive Media & Services)	1,118,109
1,899,037	Bank of China Ltd. Class H (Banks)	774,398
261,363	Bank of Communications Co. Ltd. Class H (Banks)	178,497

Common Stocks – (continued)
China – (continued)
146,000	CGN Power Co. Ltd. Class H(a) (Independent Power and Renewable Electricity Producers)	37,919
144,802	China Aoyuan Group Ltd. (Real Estate Management & Development)	185,047
467,011	China Cinda Asset Management Co. Ltd. Class H (Capital Markets)	96,880
129,042	China CITIC Bank Corp. Ltd. Series H (Banks)	74,801
30,541	China Communications Construction Co. Ltd. Class H (Construction & Engineering)	23,249
10,500	China Conch Venture Holdings Ltd. (Machinery)	41,085
74,515	China Construction Bank Corp. Class H (Banks)	59,707
303,709	China Everbright Bank Co. Ltd. Class H (Banks)	139,757
5,000	China Evergrande Group* (Real Estate Management & Development)	12,171
130,162	China Galaxy Securities Co. Ltd. Class H (Capital Markets)	66,368
178,425	China Huarong Asset Management Co. Ltd. Class H(a) (Capital Markets)	26,342
113,000	China Huishan Dairy Holdings Co. Ltd.*(b) (Food Products)	—
45,652	China Lesso Group Holdings Ltd. (Building Products)	47,141
36,033	China Life Insurance Co. Ltd. Class H (Insurance)	92,666
83,532	China Medical System Holdings Ltd. (Pharmaceuticals)	113,280
8,000	China Mengniu Dairy Co. Ltd.* (Food Products)	31,894
2,500	China Merchants Bank Co. Ltd. Class H (Banks)	11,923
416,433	China Minsheng Banking Corp. Ltd. Class H (Banks)	291,283
350,370	China National Building Material Co. Ltd. Class H (Construction Materials)	295,300
121,695	China Oilfield Services Ltd. Class H (Energy Equipment & Services)	169,433
61,265	China Oriental Group Co. Ltd. (Metals & Mining)	21,381
19,957	China Pacific Insurance Group Co. Ltd. Class H (Insurance)	72,410
333,726	China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	189,815
37,444	China Railway Group Ltd. Class H (Construction & Engineering)	22,568
8,500	China Shenhua Energy Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	17,263
41,245	China Shineway Pharmaceutical Group Ltd. (Pharmaceuticals)	39,690
617,632	China Telecom Corp. Ltd. Class H (Diversified Telecommunication Services)	262,746

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
100,000	China Tower Corp. Ltd. Class H(a) (Diversified Telecommunication Services)	$22,009
67,136	Country Garden Services Holdings Co. Ltd. (Commercial Services & Supplies)	227,482
40,000	CRRC Corp. Ltd. Class H (Machinery)	26,753
34,000	Dongfeng Motor Group Co. Ltd. Class H (Automobiles)	34,106
3,300	ENN Energy Holdings Ltd. (Gas Utilities)	37,648
27,000	Great Wall Motor Co. Ltd. Class H (Automobiles)	21,877
11,755	Guangzhou Automobile Group Co. Ltd. Class H (Automobiles)	11,740
13,633	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class H (Pharmaceuticals)	43,119
68,271	Guangzhou R&F Properties Co. Ltd. Class H (Real Estate Management & Development)	105,783
104,318	Haitong Securities Co. Ltd. Class H (Capital Markets)	106,499
3,500	Hengan International Group Co. Ltd. (Personal Products)	24,437
32,000	Huaneng Power International, Inc. Class H (Independent Power and Renewable Electricity Producers)	15,199
9,400	Huatai Securities Co. Ltd. Class H(a) (Capital Markets)	13,972
432,011	Industrial and Commercial Bank of China Ltd. Class H (Banks)	309,490
9,483	JD.com, Inc. ADR* (Internet & Direct Marketing Retail)	295,395
74,225	Li Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)	251,684
6,000	Longfor Group Holdings Ltd.(a) (Real Estate Management & Development)	24,901
92,699	Luye Pharma Group Ltd.(a) (Pharmaceuticals)	68,518
1,954	NetEase, Inc. ADR (Entertainment)	558,570
82,626	New China Life Insurance Co. Ltd. Class H (Insurance)	320,686
944	New Oriental Education & Technology Group, Inc. ADR* (Diversified Consumer Services)	115,225
54,000	PetroChina Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	26,334
16,000	PICC Property and Casualty Co. Ltd. Class H (Insurance)	20,248
1,243	Pinduoduo, Inc. ADR* (Internet & Direct Marketing Retail)	50,814
4,008	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	46,259
31,000	Postal Savings Bank of China Co. Ltd. Class H(a) (Banks)	19,876
8,805	Qudian, Inc. ADR* (Consumer Finance)	61,019

Common Stocks – (continued)
China – (continued)
18,500	Semiconductor Manufacturing International Corp.* (Semiconductors & Semiconductor Equipment)	23,500
70,939	Sinopharm Group Co. Ltd. Class H (Health Care Providers & Services)	254,050
36,215	Sinotruk Hong Kong Ltd. (Machinery)	54,723
43,038	Tencent Holdings Ltd. (Interactive Media & Services)	1,745,747
761,119	The People’s Insurance Co. Group of China Ltd. Class H (Insurance)	320,563
91,996	Tianneng Power International Ltd. (Auto Components)	60,093
8,000	Tingyi Cayman Islands Holding Corp. (Food Products)	10,642
4,000	Tsingtao Brewery Co. Ltd. Class H (Beverages)	23,180
4,000	Want Want China Holdings Ltd. (Food Products)	3,370
241	Weibo Corp. ADR* (Interactive Media & Services)	11,855
122,137	Weichai Power Co. Ltd. Class H (Machinery)	192,246
138,500	Yanzhou Coal Mining Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	140,518
20,960	YiChang HEC ChangJiang Pharmaceutical Co. Ltd. Class H(a) (Pharmaceuticals)	128,564
281	YY, Inc. ADR* (Interactive Media & Services)	15,972
6,800	Zhuzhou CRRC Times Electric Co. Ltd. Class H (Electrical Equipment)	25,232

		13,724,862

Colombia – 0.0%
23,759	Ecopetrol SA (Oil, Gas & Consumable Fuels)	21,369
3,251	Grupo Argos SA (Construction Materials)	17,601
1,613	Grupo de Inversiones Suramericana SA (Diversified Financial Services)	16,321
2,345	Interconexion Electrica SA ESP (Electric Utilities)	13,529

		68,820

Czech Republic – 0.0%
868	CEZ AS (Electric Utilities)	19,800
176	Komercni banka AS (Banks)	5,948

		25,748

Denmark – 0.5%
21	AP Moller – Maersk A/S Class B (Marine)	26,788
2,684	Carlsberg A/S Class B (Beverages)	377,972
4,752	Chr Hansen Holding A/S (Chemicals)	364,838
336	Coloplast A/S Class B (Health Care Equipment & Supplies)	40,453

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Denmark – (continued)
5,115	DSV PANALPINA A/S (Air Freight & Logistics)	$497,122
805	GN Store Nord A/S (Health Care Equipment & Supplies)	35,414
1,600	ISS A/S (Commercial Services & Supplies)	41,890
13,980	Novo Nordisk A/S Class B (Pharmaceuticals)	768,742
1,005	Orsted A/S(a) (Electric Utilities)	88,211
523	Pandora A/S (Textiles, Apparel & Luxury Goods)	25,735
2,175	Royal Unibrew A/S (Beverages)	178,435

		2,445,600

Finland – 0.1%
1,193	Elisa Oyj (Diversified Telecommunication Services)	65,157
2,661	Fortum Oyj (Electric Utilities)	65,029
728	Kesko Oyj Class B (Food & Staples Retailing)	48,505
1,047	Kone Oyj Class B (Machinery)	66,669
3,583	Metso Oyj (Machinery)	135,641
958	Neste Oyj (Oil, Gas & Consumable Fuels)	34,615
6,291	Nokia Oyj (Communications Equipment)	23,094
1,108	Nokian Renkaat Oyj (Auto Components)	31,666
3,123	Stora Enso Oyj Class R (Paper & Forest Products)	40,573
1,217	UPM-Kymmene Oyj (Paper & Forest Products)	39,637
1,258	Wartsila Oyj Abp (Machinery)	13,290

		563,876

France – 3.5%
173	Aeroports de Paris (Transportation Infrastructure)	32,903
12,693	Air France-KLM* (Airlines)	151,307
8,381	Air Liquide SA (Chemicals)	1,114,346
1,260	Alstom SA (Machinery)	54,512
75	Amundi SA(a) (Capital Markets)	5,360
1,180	Arkema SA (Chemicals)	120,759
311	Atos SE (IT Services)	24,136
2,899	AXA SA (Insurance)	76,740
22,522	BNP Paribas SA (Banks)	1,176,989
6,579	Bollore SA (Air Freight & Logistics)	28,500
1,029	Bouygues SA (Construction & Engineering)	43,648
1,328	Bureau Veritas SA (Professional Services)	33,952
341	Capgemini SE (IT Services)	38,441
36,084	Carrefour SA (Food & Staples Retailing)	614,350
409	Cie de Saint-Gobain (Building Products)	16,658
219	Cie Generale des Etablissements Michelin SCA (Auto Components)	26,665
1,353	CNP Assurances (Insurance)	26,856

Common Stocks – (continued)
France – (continued)
1,624	Covivio (Equity Real Estate Investment Trusts (REITs))	183,917
1,104	Credit Agricole SA (Banks)	14,405
10,323	Danone SA (Food Products)	855,170
5	Dassault Aviation SA (Aerospace & Defense)	6,946
1,678	Dassault Systemes SE (Software)	254,849
356	Eiffage SA (Construction & Engineering)	38,237
4,439	Electricite de France SA (Electric Utilities)	45,859
29,035	Engie SA (Multi-Utilities)	486,184
9,403	EssilorLuxottica SA (Textiles, Apparel & Luxury Goods)	1,435,784
323	Eurazeo SE (Diversified Financial Services)	22,538
386	Gecina SA (Equity Real Estate Investment Trusts (REITs))	66,264
242	Hermes International (Textiles, Apparel & Luxury Goods)	174,325
1,201	ICADE (Equity Real Estate Investment Trusts (REITs))	117,606
2,416	Ingenico Group SA (Electronic Equipment, Instruments & Components)	258,345
153	Ipsen SA (Pharmaceuticals)	16,308
65	Kering SA (Textiles, Apparel & Luxury Goods)	36,985
548	Klepierre SA (Equity Real Estate Investment Trusts (REITs))	20,427
3,299	Korian SA (Health Care Providers & Services)	139,901
1,716	L’Oreal SA (Personal Products)	501,178
5,018	Legrand SA (Electrical Equipment)	392,026
4,137	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	1,766,729
4,900	Natixis SA (Capital Markets)	22,512
3,603	Orange SA (Diversified Telecommunication Services)	57,988
1,156	Orpea (Health Care Providers & Services)	139,232
7,877	Pernod Ricard SA (Beverages)	1,455,143
2,444	Peugeot SA (Automobiles)	61,897
570	Publicis Groupe SA (Media)	24,532
436	Renault SA (Automobiles)	22,262
14,881	Rexel SA (Trading Companies & Distributors)	184,487
3,073	Rubis SCA (Gas Utilities)	178,196
164	Safran SA (Aerospace & Defense)	25,976
653	Sanofi (Pharmaceuticals)	60,198
12,400	Schneider Electric SE (Electrical Equipment)	1,152,460
1,247	SCOR SE (Insurance)	52,597
785	Societe Generale SA (Banks)	22,325
171	Sodexo SA (Hotels, Restaurants & Leisure)	18,805
623	Sopra Steria Group (IT Services)	85,520

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
4,743	SPIE SA (Commercial Services & Supplies)	$100,103
3,090	Suez (Multi-Utilities)	48,196
203	Teleperformance (Professional Services)	46,057
203	Thales SA (Aerospace & Defense)	19,845
23,368	TOTAL SA (Oil, Gas & Consumable Fuels)	1,235,424
5,600	Ubisoft Entertainment SA* (Entertainment)	330,956
150	Unibail-Rodamco-Westfield (Equity Real Estate Investment Trusts (REITs))	23,195
1,538	Veolia Environnement SA (Multi-Utilities)	40,486
1,911	Vivendi SA (Entertainment)	53,217
51	Wendel SA (Diversified Financial Services)	7,232

		15,888,946

Germany – 3.1%
2,858	adidas AG (Textiles, Apparel & Luxury Goods)	882,467
99	Allianz SE (Insurance)	24,178
6,821	alstria office REIT AG (Equity Real Estate Investment Trusts (REITs))	127,805
27,120	BASF SE (Chemicals)	2,061,641
21,846	Bayer AG (Pharmaceuticals)	1,694,729
340	Bayerische Motoren Werke AG (Automobiles)	26,035
1,287	Bechtle AG (IT Services)	139,375
7,087	Beiersdorf AG (Personal Products)	839,023
464	Brenntag AG (Trading Companies & Distributors)	23,256
434	Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	47,308
15,758	CECONOMY AG* (Specialty Retail)	79,298
3,428	Commerzbank AG (Banks)	20,512
897	CompuGroup Medical SE (Health Care Technology)	57,424
174	Continental AG (Auto Components)	23,306
320	Covestro AG(a) (Chemicals)	15,367
355	Daimler AG (Automobiles)	20,751
159	Delivery Hero SE*(a) (Internet & Direct Marketing Retail)	7,461
2,313	Deutsche Bank AG (Capital Markets)	16,773
2,605	Deutsche Boerse AG (Capital Markets)	403,409
2,015	Deutsche Lufthansa AG (Airlines)	34,906
28,673	Deutsche Post AG (Air Freight & Logistics)	1,015,742
1,591	Deutsche Telekom AG (Diversified Telecommunication Services)	27,995
1,425	Deutsche Wohnen SE (Real Estate Management & Development)	53,726
12,839	Deutz AG (Machinery)	71,432
1,096	Evonik Industries AG (Chemicals)	28,884
4,254	Evotec SE* (Life Sciences Tools & Services)	97,441

Common Stocks – (continued)
Germany – (continued)
278	Fraport AG Frankfurt Airport Services Worldwide (Transportation Infrastructure)	23,236
360	GEA Group AG (Machinery)	11,005
320	Hannover Rueck SE (Insurance)	56,705
340	HeidelbergCement AG (Construction Materials)	25,207
316	HUGO BOSS AG (Textiles, Apparel & Luxury Goods)	13,323
13,288	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	257,372
1,146	K&S AG (Chemicals)	16,273
291	LANXESS AG (Chemicals)	18,909
1,884	LEG Immobilien AG (Real Estate Management & Development)	216,404
4,360	Merck KGaA (Pharmaceuticals)	520,002
977	MTU Aero Engines AG (Aerospace & Defense)	261,280
103	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Insurance)	28,617
722	OSRAM Licht AG (Electrical Equipment)	32,210
20,853	ProSiebenSat.1 Media SE (Media)	307,927
351	Puma SE (Textiles, Apparel & Luxury Goods)	26,405
1,422	Rheinmetall AG (Industrial Conglomerates)	171,503
17,384	SAP SE (Software)	2,303,405
2,421	Scout24 AG(a) (Interactive Media & Services)	150,069
12,020	Siemens AG (Industrial Conglomerates)	1,387,108
524	Siemens Healthineers AG(a) (Health Care Equipment & Supplies)	22,263
902	Sixt SE (Road & Rail)	88,208
1,510	Stroeer SE & Co. KGaA (Media)	121,658
313	Symrise AG (Chemicals)	30,081
1,170	Uniper SE (Independent Power and Renewable Electricity Producers)	36,465
324	United Internet AG (Diversified Telecommunication Services)	9,781
1,421	Vonovia SE (Real Estate Management & Development)	75,675

		14,051,335

Greece – 0.0%
13,880	Eurobank Ergasias SA* (Banks)	14,071
249	Hellenic Telecommunications Organization SA (Diversified Telecommunication Services)	3,776
653	JUMBO SA (Specialty Retail)	12,722
443	Motor Oil Hellas Corinth Refineries SA (Oil, Gas & Consumable Fuels)	10,956
2,263	National Bank of Greece SA* (Banks)	7,675

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Greece – (continued)
1,355	OPAP SA (Hotels, Restaurants & Leisure)	$14,736

		63,936

Hong Kong – 1.5%
189,108	AIA Group Ltd. (Insurance)	1,883,179
1,000	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	13,963
7,000	Beijing Enterprises Holdings Ltd. (Gas Utilities)	32,959
40,000	Beijing Enterprises Water Group Ltd.* (Water Utilities)	20,849
53,105	Bosideng International Holdings Ltd. (Textiles, Apparel & Luxury Goods)	27,461
6,000	China Jinmao Holdings Group Ltd. (Real Estate Management & Development)	3,989
201,162	China Merchants Port Holdings Co. Ltd. (Transportation Infrastructure)	314,523
196,872	China Mobile Ltd. (Wireless Telecommunication Services)	1,599,919
31,301	China Overseas Land & Investment Ltd. (Real Estate Management & Development)	98,770
10,000	China Resources Beer Holdings Co. Ltd. (Beverages)	51,270
8,000	China Resources Gas Group Ltd. (Gas Utilities)	48,234
2,000	China Resources Land Ltd. (Real Estate Management & Development)	8,506
23,000	China Resources Pharmaceutical Group Ltd.(a) (Pharmaceuticals)	21,241
16,000	China Resources Power Holdings Co. Ltd. (Independent Power and Renewable Electricity Producers)	20,108
404,892	China South City Holdings Ltd. (Real Estate Management & Development)	46,930
143,363	China Unicom Hong Kong Ltd. (Diversified Telecommunication Services)	141,141
479,322	CITIC Ltd. (Industrial Conglomerates)	630,540
1,500	CK Asset Holdings Ltd. (Real Estate Management & Development)	10,437
2,500	CK Hutchison Holdings Ltd. (Industrial Conglomerates)	23,083
5,500	CLP Holdings Ltd. (Electric Utilities)	57,120
344,560	CNOOC Ltd. (Oil, Gas & Consumable Fuels)	512,791
2,000	Dairy Farm International Holdings Ltd. (Food & Staples Retailing)	12,060
14,000	Guangdong Investment Ltd. (Water Utilities)	30,300
4,000	Haier Electronics Group Co. Ltd. (Household Durables)	11,420

Common Stocks – (continued)
Hong Kong – (continued)
6,000	Hang Lung Group Ltd. (Real Estate Management & Development)	15,028
7,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	15,387
2,000	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	9,989
18,183	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	35,291
3,200	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	17,579
17,000	Hysan Development Co. Ltd. (Real Estate Management & Development)	67,001
500	Jardine Matheson Holdings Ltd. (Industrial Conglomerates)	28,505
600	Jardine Strategic Holdings Ltd. (Industrial Conglomerates)	19,375
46,000	Kunlun Energy Co. Ltd. (Gas Utilities)	42,814
80,000	Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)	55,771
4,000	Link REIT (Equity Real Estate Investment Trusts (REITs))	43,566
45,000	Melco International Development Ltd. (Hotels, Restaurants & Leisure)	119,265
1,837	MTR Corp. Ltd. (Road & Rail)	10,533
8,071	New World Development Co. Ltd. (Real Estate Management & Development)	11,545
18,945	NWS Holdings Ltd. (Industrial Conglomerates)	28,195
46,000	PCCW Ltd. (Diversified Telecommunication Services)	27,320
6,000	Power Assets Holdings Ltd. (Electric Utilities)	42,817
5,018	Shimao Property Holdings Ltd. (Real Estate Management & Development)	16,811
193,470	Sino Biopharmaceutical Ltd. (Pharmaceuticals)	288,056
15,467	Sino Land Co. Ltd. (Real Estate Management & Development)	23,121
1,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	15,153
2,500	Swire Pacific Ltd. Class A (Real Estate Management & Development)	23,831
11,600	Swire Properties Ltd. (Real Estate Management & Development)	36,483
2,000	Techtronic Industries Co. Ltd. (Machinery)	15,630
7,000	The Wharf Holdings Ltd. (Real Estate Management & Development)	15,885
2,000	Vitasoy International Holdings Ltd. (Food Products)	8,133
25,000	WH Group Ltd.(a) (Food Products)	26,388
3,000	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	17,645
3,000	Wheelock & Co. Ltd. (Real Estate Management & Development)	18,554

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)
14,000	Xinyi Glass Holdings Ltd. (Auto Components)	$15,741
36,544	Yue Yuen Industrial Holdings Ltd. (Textiles, Apparel & Luxury Goods)	102,988

		6,835,193

Hungary – 0.0%
2,097	MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	20,738
409	OTP Bank Nyrt (Banks)	18,862
936	Richter Gedeon Nyrt (Pharmaceuticals)	17,347

		56,947

India – 1.1%
64,263	Adani Power Ltd.* (Independent Power and Renewable Electricity Producers)	59,743
3,587	Ambuja Cements Ltd. (Construction Materials)	10,221
362	Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	7,574
473	Asian Paints Ltd. (Chemicals)	12,057
1,201	Aurobindo Pharma Ltd. (Pharmaceuticals)	7,956
661	Axis Bank Ltd. (Banks)	6,849
615	Bajaj Auto Ltd. (Automobiles)	28,130
119	Bajaj Finserv Ltd. (Insurance)	13,639
4,263	Bata India Ltd. (Textiles, Apparel & Luxury Goods)	108,503
104,784	Bharat Electronics Ltd. (Aerospace & Defense)	174,269
709	Bharti Airtel Ltd. (Wireless Telecommunication Services)	3,741
12,207	Bharti Infratel Ltd. (Diversified Telecommunication Services)	32,624
575	Britannia Industries Ltd. (Food Products)	26,452
3,757	Cipla Ltd. (Pharmaceuticals)	24,717
2,936	Coal India Ltd. (Oil, Gas & Consumable Fuels)	8,577
4,832	Dabur India Ltd. (Personal Products)	31,437
586	Dr Reddy’s Laboratories Ltd. (Pharmaceuticals)	23,007
106,996	Federal Bank Ltd. (Banks)	126,231
4,613	GAIL India Ltd. (Gas Utilities)	8,922
6,601	Gujarat Narmada Valley Fertilizers & Chemicals Ltd. (Chemicals)	20,153
871	Havells India Ltd. (Electrical Equipment)	8,486
1,852	HCL Technologies Ltd. (IT Services)	30,360
4,849	HDFC Asset Management Co. Ltd.(a) (Capital Markets)	204,396
13,003	HDFC Bank Ltd. ADR (Banks)	794,353
40	Hero MotoCorp Ltd. (Automobiles)	1,523
3,276	Hindalco Industries Ltd. (Metals & Mining)	8,660

Common Stocks – (continued)
India – (continued)
11,155	Hindustan Petroleum Corp. Ltd. (Oil, Gas & Consumable Fuels)	50,993
749	Hindustan Unilever Ltd. (Household Products)	22,957
13,528	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	406,003
3,445	Indian Oil Corp. Ltd. (Oil, Gas & Consumable Fuels)	7,116
69,441	Indraprastha Gas Ltd. (Gas Utilities)	382,925
6,433	InterGlobe Aviation Ltd.(a) (Airlines)	131,835
6,504	ITC Ltd. (Tobacco)	23,604
15,945	Just Dial Ltd.* (Interactive Media & Services)	132,328
288	Larsen & Toubro Ltd. (Construction & Engineering)	5,975
2,886	LIC Housing Finance Ltd. (Thrifts & Mortgage Finance)	16,763
1,224	Lupin Ltd. (Pharmaceuticals)	12,858
7,605	Mahanagar Gas Ltd. (Gas Utilities)	109,186
473	Mahindra & Mahindra Ltd. (Automobiles)	4,040
26,618	Manappuram Finance Ltd. (Consumer Finance)	63,463
4,071	Marico Ltd. (Personal Products)	20,996
18,251	Muthoot Finance Ltd. (Consumer Finance)	181,764
108	Nestle India Ltd. (Food Products)	22,729
16,946	NTPC Ltd. (Independent Power and Renewable Electricity Producers)	29,243
248,924	Oil & Natural Gas Corp. Ltd. (Oil, Gas & Consumable Fuels)	496,819
17,630	Petronet LNG Ltd. (Oil, Gas & Consumable Fuels)	71,140
69,592	Power Finance Corp.* (Diversified Financial Services)	106,962
6,469	Power Grid Corp. of India Ltd. (Electric Utilities)	18,090
1,970	RBL Bank Ltd.(a) (Banks)	8,599
72,844	REC Ltd. (Diversified Financial Services)	143,302
443	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	9,131
26	Shree Cement Ltd. (Construction Materials)	7,289
614	Shriram Transport Finance Co. Ltd. (Consumer Finance)	9,842
233	State Bank of India* (Banks)	1,025
1,843	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals)	11,258
18,716	Tata Consultancy Services Ltd. (IT Services)	598,893
4,141	Tata Motors Ltd.* (Automobiles)	10,240
2,065	Tata Steel Ltd. (Metals & Mining)	11,057
161	UltraTech Cement Ltd. (Construction Materials)	9,402
3,636	Vedanta Ltd. (Metals & Mining)	7,589

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
7,813	Wipro Ltd. (IT Services)	$28,611
73,656	Yes Bank Ltd. (Banks)	73,107

		5,029,714

Indonesia – 0.1%
112,000	Adaro Energy Tbk PT (Oil, Gas & Consumable Fuels)	10,442
8,700	Bank Central Asia Tbk PT (Banks)	19,473
831,406	Bank Tabungan Pensiunan Nasional Syariah Tbk PT* (Banks)	227,377
25,300	Charoen Pokphand Indonesia Tbk PT (Food Products)	11,347
22,109	Gudang Garam Tbk PT (Tobacco)	88,297
48,200	Hanjaya Mandala Sampoerna Tbk PT (Tobacco)	7,308
10,600	Indocement Tunggal Prakarsa Tbk PT (Construction Materials)	15,101
26,100	Indofood CBP Sukses Makmur Tbk PT (Food Products)	21,609
32,258	Indofood Sukses Makmur Tbk PT (Food Products)	17,678
61,900	Kalbe Farma Tbk PT (Pharmaceuticals)	7,029
680,545	Media Nusantara Citra Tbk PT (Media)	63,723
109,100	Perusahaan Gas Negara Tbk PT (Gas Utilities)	16,373
3,200	Semen Indonesia Persero Tbk PT (Construction Materials)	2,886
40,000	Telekomunikasi Indonesia Persero Tbk PT (Diversified Telecommunication Services)	11,673
1,400	Unilever Indonesia Tbk PT (Household Products)	4,359

		524,675

Ireland – 1.6%
8,099	Accenture PLC Class A (IT Services)	1,501,717
270	Allergan PLC (Pharmaceuticals)	47,550
6,576	Bank of Ireland Group PLC (Banks)	31,697
373	CRH PLC* (Construction Materials)	13,581
1,140	DCC PLC (Industrial Conglomerates)	106,909
770	Eaton Corp. PLC (Electrical Equipment)	67,075
540	Flutter Entertainment PLC (Hotels, Restaurants & Leisure)	55,781
14,472	Grafton Group PLC (Trading Companies & Distributors)	146,547
40,328	Greencore Group PLC (Food Products)	121,247
3,916	ICON PLC* (Life Sciences Tools & Services)	575,260
815	Ingersoll-Rand PLC (Machinery)	103,415
12,570	Johnson Controls International PLC (Building Products)	544,658
585	Kerry Group PLC Class A (Food Products)	70,726
767	Kingspan Group PLC (Building Products)	39,743
8,497	Linde PLC (Chemicals)	1,677,271

Common Stocks – (continued)
Ireland – (continued)
5,508	Medtronic PLC (Health Care Equipment & Supplies)	599,821
1,370	Perrigo Co. PLC (Pharmaceuticals)	72,637
15,781	Ryanair Holdings PLC ADR* (Airlines)	1,177,894
739	Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	42,884
556	Smurfit Kappa Group PLC (Containers & Packaging)	18,569
627	STERIS PLC (Health Care Equipment & Supplies)	88,764
506	Willis Towers Watson PLC (Insurance)	94,571

		7,198,317

Israel – 0.3%
7,035	Bank Hapoalim BM (Banks)	56,306
7,220	Bank Leumi Le-Israel BM (Banks)	52,592
134,590	Bezeq The Israeli Telecommunication Corp. Ltd.* (Diversified Telecommunication Services)	88,805
5,381	Check Point Software Technologies Ltd.* (Software)	604,878
896	CyberArk Software Ltd.* (Software)	91,016
9,365	Israel Chemicals Ltd. (Chemicals)	41,628
44,877	Israel Discount Bank Ltd. Class A (Banks)	205,080
5,829	Mizrahi Tefahot Bank Ltd. (Banks)	144,621
638	Nice Ltd.* (Software)	100,638
2,649	Teva Pharmaceutical Industries Ltd.* (Pharmaceuticals)	21,699

		1,407,263

Italy – 0.9%
5,129	Amplifon SpA (Health Care Providers & Services)	128,986
2,753	Assicurazioni Generali SpA (Insurance)	55,824
9,702	Autogrill SpA (Hotels, Restaurants & Leisure)	95,922
6,759	Buzzi Unicem SpA (Construction Materials)	163,085
3,531	Davide Campari-Milano SpA (Beverages)	32,387
6,464	Enel SpA (Electric Utilities)	50,098
24,848	Eni SpA (Oil, Gas & Consumable Fuels)	376,969
35,700	Hera SpA (Multi-Utilities)	152,928
195,138	Intesa Sanpaolo SpA (Banks)	488,982
44,317	Iren SpA (Multi-Utilities)	137,505
3,483	Leonardo SpA (Aerospace & Defense)	40,464
15,794	Mediobanca Banca di Credito Finanziario SpA (Banks)	187,812
398	Moncler SpA (Textiles, Apparel & Luxury Goods)	15,358
5,629	Poste Italiane SpA(a) (Insurance)	68,372
5,160	Prysmian SpA (Electrical Equipment)	119,363
262	Recordati SpA (Pharmaceuticals)	11,010
4,945	Snam SpA (Gas Utilities)	25,387

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Italy – (continued)
46,452	Telecom Italia SpA* (Diversified Telecommunication Services)	$27,188
6,574	Terna Rete Elettrica Nazionale SpA (Electric Utilities)	43,450
155,530	UniCredit SpA (Banks)	1,973,214

		4,194,304

Japan – 5.4%
9	Advance Residence Investment Corp. (Equity Real Estate Investment Trusts (REITs))	29,908
800	Advantest Corp. (Semiconductors & Semiconductor Equipment)	36,407
1,400	Aeon Co. Ltd. (Food & Staples Retailing)	28,169
600	AGC, Inc. (Building Products)	21,096
600	Air Water, Inc. (Chemicals)	11,233
1,000	Ajinomoto Co., Inc. (Food Products)	19,012
600	Alfresa Holdings Corp. (Health Care Providers & Services)	13,397
900	Alps Alpine Co. Ltd (Electronic Equipment, Instruments & Components)	19,295
3,000	Amada Holdings Co. Ltd. (Machinery)	34,164
800	ANA Holdings, Inc. (Airlines)	27,471
600	Aozora Bank Ltd. (Banks)	15,395
3,900	Aruhi Corp. (Thrifts & Mortgage Finance)	87,680
2,600	Asahi Kasei Corp. (Chemicals)	28,864
600	Asics Corp. (Textiles, Apparel & Luxury Goods)	10,301
1,200	Astellas Pharma, Inc. (Pharmaceuticals)	20,595
700	Bandai Namco Holdings, Inc. (Leisure Products)	43,042
700	Bridgestone Corp. (Auto Components)	29,085
1,400	Brother Industries Ltd. (Technology Hardware, Storage & Peripherals)	26,312
4,200	Canon Marketing Japan, Inc. (Electronic Equipment, Instruments & Components)	88,862
900	Canon, Inc. (Technology Hardware, Storage & Peripherals)	24,696
2,000	Casio Computer Co. Ltd. (Household Durables)	32,467
100	Central Japan Railway Co. (Road & Rail)	20,513
1,900	Chubu Electric Power Co., Inc. (Electric Utilities)	28,504
200	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	16,831
9,500	Coca-Cola Bottlers Japan Holdings, Inc. (Beverages)	215,689
3,100	Concordia Financial Group Ltd. (Banks)	12,642
500	Cosmos Pharmaceutical Corp. (Food & Staples Retailing)	103,255
1,200	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	32,050
3,400	Daicel Corp. (Chemicals)	30,394

Common Stocks – (continued)
Japan – (continued)
300	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	19,726
5,000	Daikin Industries Ltd. (Building Products)	699,798
13	Daiwa House REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	37,853
2,200	Daiwa Securities Group, Inc. (Capital Markets)	9,889
4,500	Denka Co. Ltd (Chemicals)	129,864
4,800	Denso Corp. (Auto Components)	222,864
600	Dentsu, Inc. (Media)	21,450
4,400	DIC Corp. (Chemicals)	126,038
100	Disco Corp. (Semiconductors & Semiconductor Equipment)	21,824
10,100	East Japan Railway Co. (Road & Rail)	916,888
900	Electric Power Development Co. Ltd. (Independent Power and Renewable Electricity Producers)	21,852
500	Ezaki Glico Co. Ltd. (Food Products)	23,202
500	FamilyMart Co. Ltd. (Food & Staples Retailing)	12,403
9,100	FANUC Corp. (Machinery)	1,794,968
700	Fuji Electric Co. Ltd. (Electrical Equipment)	22,247
900	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	39,512
600	Fujitsu Ltd. (IT Services)	53,177
200	Fukuoka Financial Group, Inc. (Banks)	3,855
16	GLP J-REIT (Equity Real Estate Investment Trusts (REITs))	20,861
800	Hakuhodo DY Holdings, Inc. (Media)	11,938
900	Hamamatsu Photonics KK (Electronic Equipment, Instruments & Components)	34,946
300	Hankyu Hanshin Holdings, Inc. (Road & Rail)	12,005
1,000	Haseko Corp. (Household Durables)	12,904
14,500	Hazama Ando Corp. (Construction & Engineering)	112,347
1,600	Hino Motors Ltd. (Machinery)	15,127
10	Hirose Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	1,260
100	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals)	4,654
2,300	Hitachi High-Technologies Corp. (Electronic Equipment, Instruments & Components)	143,096
12,900	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	481,459
500	Honda Motor Co. Ltd. (Automobiles)	13,527
12,400	Hoya Corp. (Health Care Equipment & Supplies)	1,095,877
300	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels)	8,819
700	Inpex Corp. (Oil, Gas & Consumable Fuels)	6,471

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
217	Invincible Investment Corp. (Equity Real Estate Investment Trusts (REITs))	$137,025
2,300	Isetan Mitsukoshi Holdings Ltd. (Multiline Retail)	18,343
2,400	Isuzu Motors Ltd. (Automobiles)	27,888
1,900	ITOCHU Corp. (Trading Companies & Distributors)	39,725
11,500	J. Front Retailing Co. Ltd. (Multiline Retail)	146,233
2,000	Jafco Co. Ltd. (Capital Markets)	75,124
300	Japan Airport Terminal Co. Ltd. (Transportation Infrastructure)	14,819
216	Japan Hotel REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	179,417
2,900	Japan Post Bank Co. Ltd. (Banks)	28,848
5,200	Japan Post Holdings Co. Ltd. (Insurance)	47,732
8	Japan Prime Realty Investment Corp. (Equity Real Estate Investment Trusts (REITs))	38,448
4	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts (REITs))	27,303
23	Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts (REITs))	53,672
18,300	Japan Tobacco, Inc. (Tobacco)	413,630
500	JFE Holdings, Inc. (Metals & Mining)	6,254
900	JSR Corp. (Chemicals)	16,896
10,900	Kajima Corp. (Construction & Engineering)	149,794
5,500	Kamigumi Co. Ltd. (Transportation Infrastructure)	124,361
3,800	Kanamoto Co. Ltd. (Trading Companies & Distributors)	101,590
400	Kaneka Corp. (Chemicals)	13,315
400	Kao Corp. (Personal Products)	32,159
800	KAWADA TECHNOLOGIES, Inc. (Construction & Engineering)	52,731
200	Kawasaki Heavy Industries Ltd. (Machinery)	4,800
46,200	KDDI Corp. (Wireless Telecommunication Services)	1,278,407
200	Keihan Holdings Co. Ltd. (Industrial Conglomerates)	9,443
5,500	Keihin Corp. (Auto Components)	130,749
100	Keio Corp. (Road & Rail)	6,186
600	Keisei Electric Railway Co. Ltd. (Road & Rail)	24,531
20	Kenedix Office Investment Corp. (Equity Real Estate Investment Trusts (REITs))	156,681
78	Kenedix Residential Next Investment Corp. (Equity Real Estate Investment Trusts (REITs))	160,709
1,500	Kewpie Corp. (Food Products)	34,046

Common Stocks – (continued)
Japan – (continued)
1,010	Keyence Corp. (Electronic Equipment, Instruments & Components)	638,619
200	Kikkoman Corp. (Food Products)	9,621
400	Kintetsu Group Holdings Co. Ltd. (Road & Rail)	21,802
800	Kirin Holdings Co. Ltd. (Beverages)	16,971
200	Kobayashi Pharmaceutical Co. Ltd. (Personal Products)	15,992
800	Kobe Steel Ltd. (Metals & Mining)	4,301
4,000	Komeri Co. Ltd. (Specialty Retail)	85,721
400	Konami Holdings Corp. (Entertainment)	17,560
4,500	Konica Minolta, Inc. (Technology Hardware, Storage & Peripherals)	33,029
32,200	Kubota Corp. (Machinery)	511,441
1,800	Kuraray Co. Ltd. (Chemicals)	21,415
800	Kurita Water Industries Ltd. (Machinery)	23,030
9,100	Kyocera Corp. (Electronic Equipment, Instruments & Components)	597,022
5,700	Kyowa Exeo Corp. (Construction & Engineering)	145,019
1,500	Kyowa Kirin Co. Ltd. (Pharmaceuticals)	27,600
4,100	Kyushu Electric Power Co., Inc. (Electric Utilities)	40,973
1,100	Kyushu Railway Co. (Road & Rail)	36,341
4,500	LAC Co. Ltd. (IT Services)	53,971
400	Lawson, Inc. (Food & Staples Retailing)	22,067
3,800	Lintec Corp. (Chemicals)	79,811
1,400	Lion Corp. (Household Products)	29,298
1,600	LIXIL Group Corp. (Building Products)	29,757
12,500	Maeda Corp. (Construction & Engineering)	116,010
3,300	Makino Milling Machine Co. Ltd. (Machinery)	164,073
2,400	Marubeni Corp. (Trading Companies & Distributors)	16,891
3,700	Mazda Motor Corp. (Automobiles)	33,967
7,700	MCJ Co. Ltd. (Technology Hardware, Storage & Peripherals)	50,817
135	MCUBS MidCity Investment Corp. (Equity Real Estate Investment Trusts (REITs))	156,568
30,500	Mebuki Financial Group, Inc. (Banks)	77,489
1,400	Medipal Holdings Corp. (Health Care Providers & Services)	31,987
200	MEIJI Holdings Co. Ltd. (Food Products)	14,416
1,300	Mitsubishi Chemical Holdings Corp. (Chemicals)	9,908
1,300	Mitsubishi Corp. (Trading Companies & Distributors)	33,065
1,100	Mitsubishi Electric Corp. (Electrical Equipment)	15,716
1,300	Mitsubishi Gas Chemical Co., Inc. (Chemicals)	18,339
1,000	Mitsubishi Heavy Industries Ltd. (Machinery)	40,469

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
800	Mitsubishi Materials Corp. (Metals & Mining)	$23,004
4,800	Mitsubishi Motors Corp. (Automobiles)	21,916
2,200	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals)	26,330
2,300	Mitsubishi UFJ Financial Group, Inc. (Banks)	11,924
23,700	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financial Services)	145,494
1,800	Mitsui & Co. Ltd. (Trading Companies & Distributors)	30,913
600	Mitsui Chemicals, Inc. (Chemicals)	14,269
800	Mitsui OSK Lines Ltd. (Marine)	21,791
11,800	Mizuho Financial Group, Inc. (Banks)	18,319
4,200	Morinaga Milk Industry Co. Ltd. (Food Products)	163,288
600	MS&AD Insurance Group Holdings, Inc. (Insurance)	19,375
5,500	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	299,465
1,300	Nagoya Railroad Co. Ltd. (Road & Rail)	41,324
400	Nankai Electric Railway Co. Ltd. (Road & Rail)	10,395
1,300	NEC Corp. (Technology Hardware, Storage & Peripherals)	51,520
4,000	NH Foods Ltd. (Food Products)	168,063
1,800	Nichiha Corp. (Building Products)	51,758
5,400	Nichirei Corp. (Food Products)	124,010
2,100	Nikon Corp. (Household Durables)	26,776
4	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	30,346
300	Nippon Express Co. Ltd. (Road & Rail)	17,117
8	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	22,346
1,500	Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	135,325
1,000	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	49,643
600	Nippon Yusen KK (Marine)	10,779
2,700	Nishio Rent All Co. Ltd. (Trading Companies & Distributors)	72,536
300	Nissan Chemical Corp. (Chemicals)	12,317
4,400	Nissan Motor Co. Ltd. (Automobiles)	27,767
900	Nisshin Seifun Group, Inc. (Food Products)	17,842
300	Nissin Foods Holdings Co. Ltd. (Food Products)	22,661
1,300	Nomura Holdings, Inc. (Capital Markets)	5,908
14	Nomura Real Estate Master Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	26,762
1,000	Nomura Research Institute Ltd. (IT Services)	21,231
2,000	NSD Co. Ltd. (IT Services)	61,649

Common Stocks – (continued)
Japan – (continued)
1,100	NSK Ltd. (Machinery)	10,228
1,400	NTT Data Corp. (IT Services)	18,383
900	NTT DOCOMO, Inc. (Wireless Telecommunication Services)	24,674
1,700	Obayashi Corp. (Construction & Engineering)	17,495
100	Obic Co. Ltd. (IT Services)	12,521
300	Odakyu Electric Railway Co. Ltd. (Road & Rail)	7,303
6,000	Oji Holdings Corp. (Paper & Forest Products)	31,021
2,100	OKUMA Corp. (Machinery)	125,475
56,800	Olympus Corp. (Health Care Equipment & Supplies)	772,842
200	Oriental Land Co. Ltd. (Hotels, Restaurants & Leisure)	29,320
800	ORIX Corp. (Diversified Financial Services)	12,572
18	Orix JREIT, Inc. (Equity Real Estate Investment Trusts (REITs))	40,700
800	Osaka Gas Co. Ltd. (Gas Utilities)	15,644
500	Otsuka Corp. (IT Services)	20,159
700	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	29,183
2,100	Pan Pacific International Holdings Corp. (Multiline Retail)	33,057
2,600	Panasonic Corp. (Household Durables)	21,851
100	Pigeon Corp. (Household Products)	4,882
200	Recruit Holdings Co. Ltd. (Professional Services)	6,647
4,000	Renesas Electronics Corp.* (Semiconductors & Semiconductor Equipment)	27,079
2,900	Resona Holdings, Inc. (Banks)	12,611
4,400	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	39,185
100	Rinnai Corp. (Household Durables)	7,350
300	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	23,769
4,400	Saizeriya Co. Ltd. (Hotels, Restaurants & Leisure)	99,898
2,800	Sankyu, Inc. (Road & Rail)	142,355
2,100	Sato Holdings Corp. (Commercial Services & Supplies)	61,817
2,700	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals)	152,353
3,400	SBI Holdings, Inc. (Capital Markets)	73,944
100	Secom Co. Ltd. (Commercial Services & Supplies)	9,266
10,100	Sega Sammy Holdings, Inc. (Leisure Products)	142,138
2,100	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	29,696
2,600	Seiko Holdings Corp. (Textiles, Apparel & Luxury Goods)	63,846

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
1,600	Sekisui Chemical Co. Ltd. (Household Durables)	$27,897
1,000	Sekisui House Ltd. (Household Durables)	21,564
400	Seven & i Holdings Co. Ltd. (Food & Staples Retailing)	15,112
400	Shimadzu Corp. (Electronic Equipment, Instruments & Components)	10,682
2,200	Shimizu Corp. (Construction & Engineering)	20,508
1,700	Shin-Etsu Chemical Co. Ltd. (Chemicals)	189,552
1,400	Shinsei Bank Ltd. (Banks)	21,826
200	Shionogi & Co. Ltd. (Pharmaceuticals)	12,005
2,200	Ship Healthcare Holdings, Inc. (Health Care Providers & Services)	93,768
400	Shiseido Co. Ltd. (Personal Products)	32,979
400	Softbank Corp. (Wireless Telecommunication Services)	5,487
200	Sohgo Security Services Co. Ltd. (Commercial Services & Supplies)	10,864
7,000	Sojitz Corp. (Trading Companies & Distributors)	22,033
13,100	Sompo Holdings, Inc. (Insurance)	514,910
300	Square Enix Co. Ltd. (Entertainment)	14,276
700	Stanley Electric Co. Ltd. (Auto Components)	19,371
2,500	Sumitomo Bakelite Co. Ltd. (Chemicals)	103,663
2,200	Sumitomo Chemical Co. Ltd. (Chemicals)	10,064
900	Sumitomo Corp. (Trading Companies & Distributors)	14,618
600	Sumitomo Dainippon Pharma Co. Ltd. (Pharmaceuticals)	10,472
1,000	Sumitomo Electric Industries Ltd. (Auto Components)	13,714
10,000	Sumitomo Forestry Co. Ltd. (Household Durables)	145,145
3,000	Sumitomo Heavy Industries Ltd. (Machinery)	93,186
18,900	Sumitomo Mitsui Financial Group, Inc. (Banks)	671,010
500	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	18,223
1,500	Sumitomo Rubber Industries Ltd. (Auto Components)	19,881
600	Suntory Beverage & Food Ltd. (Beverages)	25,650
1,800	Sushiro Global Holdings Ltd. (Hotels, Restaurants & Leisure)	123,755
300	Suzuken Co. Ltd. (Health Care Providers & Services)	16,018
300	Taiheiyo Cement Corp. (Construction Materials)	8,487
300	Taisho Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals)	21,352
54,900	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	1,983,705

Common Stocks – (continued)
Japan – (continued)
1,000	Teijin Ltd. (Chemicals)	20,038
23,900	Terumo Corp. (Health Care Equipment & Supplies)	780,018
3,900	The 77 Bank Ltd. (Banks)	61,441
700	The Chiba Bank Ltd. (Banks)	3,805
3,300	The Chugoku Electric Power Co., Inc. (Electric Utilities)	43,962
1,700	The Kansai Electric Power Co., Inc. (Electric Utilities)	19,832
1,200	The Shizuoka Bank Ltd. (Banks)	9,119
300	THK Co. Ltd. (Machinery)	8,627
2,900	TIS, Inc. (IT Services)	175,837
900	Tobu Railway Co. Ltd. (Road & Rail)	30,033
700	Toho Co. Ltd. (Entertainment)	28,270
1,000	Toho Gas Co. Ltd. (Gas Utilities)	38,949
3,400	Tohoku Electric Power Co., Inc. (Electric Utilities)	34,944
600	Tokio Marine Holdings, Inc. (Insurance)	32,439
6,300	Tokyo Broadcasting System Holdings, Inc. (Media)	100,456
6,300	Tokyo Electric Power Co. Holdings, Inc.* (Electric Utilities)	29,176
2,000	Tokyo Gas Co. Ltd. (Gas Utilities)	48,822
1,000	Tokyo Tatemono Co. Ltd. (Real Estate Management & Development)	14,227
1,800	Tokyotokeiba Co. Ltd. (Hotels, Restaurants & Leisure)	56,839
800	Tokyu Corp. (Road & Rail)	15,131
1,500	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	27,743
3,500	Toray Industries, Inc. (Chemicals)	24,735
900	Toshiba Corp. (Industrial Conglomerates)	30,777
2,200	Tosoh Corp. (Chemicals)	30,124
3,000	Towa Pharmaceutical Co. Ltd. (Pharmaceuticals)	76,928
1,100	Toyo Seikan Group Holdings Ltd. (Containers & Packaging)	17,384
900	Toyo Suisan Kaisha Ltd. (Food Products)	37,894
5,300	Toyoda Gosei Co. Ltd. (Auto Components)	123,992
300	Toyota Industries Corp. (Auto Components)	18,001
300	Toyota Motor Corp. (Automobiles)	20,814
700	Toyota Tsusho Corp. (Trading Companies & Distributors)	24,149
600	Trend Micro, Inc. (Software)	30,285
1,100	Tsuruha Holdings, Inc. (Food & Staples Retailing)	123,737
500	Unicharm Corp. (Household Products)	16,945
21	United Urban Investment Corp. (Equity Real Estate Investment Trusts (REITs))	42,366
1,300	USS Co. Ltd. (Specialty Retail)	25,179
400	West Japan Railway Co. (Road & Rail)	34,756
300	Yakult Honsha Co. Ltd. (Food Products)	17,193
7,900	Yamada Denki Co. Ltd. (Specialty Retail)	38,185
500	Yamaha Corp. (Leisure Products)	23,285

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
600	Yamaha Motor Co. Ltd. (Automobiles)	$11,744
1,000	Yamazaki Baking Co. Ltd. (Food Products)	17,049
3,300	Yokogawa Bridge Holdings Corp. (Construction & Engineering)	60,413
700	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	12,826
3,100	Zenkoku Hosho Co. Ltd. (Diversified Financial Services)	129,422
9,300	Zeon Corp. (Chemicals)	105,943

		24,961,003

Liberia – 0.0%
552	Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	60,074

Luxembourg – 0.1%
411	ArcelorMittal (Metals & Mining)	6,111
2,403	Aroundtown SA (Real Estate Management & Development)	20,312
25,925	B&M European Value Retail SA (Multiline Retail)	124,372
1,155	Globant SA* (Software)	107,715
7,500	Samsonite International SA(a) (Textiles, Apparel & Luxury Goods)	15,271
1,837	Subsea 7 SA (Energy Equipment & Services)	17,258
2,641	Tenaris SA (Energy Equipment & Services)	26,793
1,579	Trinseo SA (Chemicals)	67,108

		384,940

Malaysia – 0.2%
32,200	AirAsia Group Bhd (Airlines)	14,701
16,000	AMMB Holdings Bhd (Banks)	15,262
5,975	CIMB Group Holdings Bhd (Banks)	7,499
7,700	DiGi.Com Bhd (Wireless Telecommunication Services)	8,647
52,162	DRB-Hicom Bhd (Automobiles)	31,528
5,400	Gamuda Bhd (Construction & Engineering)	4,829
10,000	Genting Bhd (Hotels, Restaurants & Leisure)	13,891
85,373	Genting Malaysia Bhd (Hotels, Restaurants & Leisure)	65,480
2,400	Hong Leong Bank Bhd (Banks)	9,882
20,000	IJM Corp. Bhd (Construction & Engineering)	10,283
10,300	IOI Corp. Bhd (Food Products)	10,750
2,800	Kuala Lumpur Kepong Bhd (Food Products)	14,518
10,586	Malayan Banking Bhd (Banks)	21,769
6,700	Malaysia Airports Holdings Bhd (Transportation Infrastructure)	12,681
5,500	Maxis Bhd (Wireless Telecommunication Services)	7,082
7,200	MISC Bhd (Marine)	14,341

Common Stocks – (continued)
Malaysia – (continued)
600	Nestle Malaysia Bhd (Food Products)	20,765
6,500	Petronas Chemicals Group Bhd (Chemicals)	11,613
1,400	Petronas Dagangan Bhd (Oil, Gas & Consumable Fuels)	7,894
600	Petronas Gas Bhd (Gas Utilities)	2,389
7,620	PPB Group Bhd (Food Products)	32,965
220,354	RHB Bank Bhd (Banks)	303,227
162,957	Sime Darby Bhd (Industrial Conglomerates)	88,357
4,100	Tenaga Nasional Berhad (Electric Utilities)	13,578

		743,931

Mexico – 0.4%
6,000	Alsea SAB de CV* (Hotels, Restaurants & Leisure)	16,007
3,100	Arca Continental SAB de CV (Beverages)	17,319
3,700	Banco del Bajio SA(a) (Banks)	5,961
33,576	Cemex SAB de CV (Construction Materials)	12,619
134,339	Fibra Uno Administracion SA de CV (Equity Real Estate Investment Trusts (REITs))	204,059
1,000	Fomento Economico Mexicano SAB de CV (Beverages)	8,874
5,689	Fomento Economico Mexicano SAB de CV ADR (Beverages)	506,435
1,085	Gruma SAB de CV Class B (Food Products)	11,385
21,103	Grupo Aeroportuario del Centro Norte SAB de CV (Transportation Infrastructure)	146,311
1,100	Grupo Aeroportuario del Pacifico SAB de CV Class B (Transportation Infrastructure)	11,533
115	Grupo Elektra SAB DE CV (Banks)	8,358
9,600	Grupo Financiero Inbursa SAB de CV Class O (Banks)	11,927
5,800	Grupo Televisa SAB (Media)	12,808
2,800	Infraestructura Energetica Nova SAB de CV* (Gas Utilities)	12,377
138,882	Kimberly-Clark de Mexico SAB de CV Class A* (Household Products)	280,053
4,600	Megacable Holdings SAB de CV (Media)	18,898
6,828	Orbia Advance Corp. SAB de CV (Chemicals)	14,734
1,705	Promotora y Operadora de Infraestructura SAB de CV (Transportation Infrastructure)	15,771
224,517	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	673,790

		1,989,219

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Netherlands – 1.4%
213	Aalberts NV (Machinery)	$8,583
2,524	ABN AMRO Bank NV(a) (Banks)	47,047
2,579	Aegon NV (Insurance)	11,189
2,184	AerCap Holdings NV* (Trading Companies & Distributors)	126,410
6,509	Airbus SE (Aerospace & Defense)	937,509
15,790	Akzo Nobel NV (Chemicals)	1,455,733
1,561	ASM International NV (Semiconductors & Semiconductor Equipment)	157,383
2,211	ASML Holding NV (Semiconductors & Semiconductor Equipment)	579,232
6,337	ASR Nederland NV (Insurance)	232,305
1,808	Euronext NV(a) (Capital Markets)	145,855
394	EXOR NV (Diversified Financial Services)	30,206
99	Ferrari NV (Automobiles)	15,856
1,197	Fiat Chrysler Automobiles NV (Automobiles)	18,576
387	Heineken NV (Beverages)	39,520
101,954	ING Groep NV (Banks)	1,154,475
5,423	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	135,141
268	Koninklijke DSM NV (Chemicals)	31,808
10,498	Koninklijke KPN NV (Diversified Telecommunication Services)	32,590
556	Koninklijke Philips NV (Health Care Equipment & Supplies)	24,394
1,824	Mylan NV* (Pharmaceuticals)	34,930
1,775	NN Group NV (Insurance)	67,728
322	NXP Semiconductors NV (Semiconductors & Semiconductor Equipment)	36,605
7,348	QIAGEN NV* (Life Sciences Tools & Services)	221,021
7,608	Randstad NV (Professional Services)	422,220
1,519	Rhi Magnesita NV (Construction Materials)	68,459
5,096	Signify NV(a) (Electrical Equipment)	149,313
1,575	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	35,747
620	Unilever NV (Personal Products)	36,646
441	Wolters Kluwer NV (Professional Services)	32,481
8,047	Wright Medical Group NV* (Health Care Equipment & Supplies)	167,378
1,281	X5 Retail Group NV GDR (Food & Staples Retailing)	42,862

		6,499,202

New Zealand – 0.1%
8,274	Contact Energy Ltd. (Electric Utilities)	39,133
1,675	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	20,544
7,060	Fletcher Building Ltd. (Construction Materials)	20,743

Common Stocks – (continued)
New Zealand – (continued)
13,724	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	40,454
59,671	Spark New Zealand Ltd. (Diversified Telecommunication Services)	171,176
406	Xero Ltd.* (Software)	19,259

		311,309

Norway – 0.1%
72,287	DNO ASA (Oil, Gas & Consumable Fuels)	87,845
4,901	Entra ASA(a) (Real Estate Management & Development)	73,393
1,762	Equinor ASA (Oil, Gas & Consumable Fuels)	32,713
1,906	Mowi ASA (Food Products)	46,529
8,515	Norsk Hydro ASA (Metals & Mining)	30,088
6,728	Orkla ASA (Food Products)	64,669
1,486	Telenor ASA (Diversified Telecommunication Services)	27,812
722	Yara International ASA (Chemicals)	28,126

		391,175

Pakistan – 0.0%
57,241	Oil & Gas Development Co. Ltd. (Oil, Gas & Consumable Fuels)	47,348

Panama – 0.0%
1,319	Carnival Corp. (Hotels, Restaurants & Leisure)	56,572

Peru – 0.0%
1,671	Cia de Minas Buenaventura SAA ADR (Metals & Mining)	25,633
24	Credicorp Ltd. (Banks)	5,137

		30,770

Philippines – 0.0%
23	GT Capital Holdings, Inc. (Industrial Conglomerates)	405
16,728	International Container Terminal Services, Inc. (Transportation Infrastructure)	39,106
10,440	JG Summit Holdings, Inc. (Industrial Conglomerates)	15,670
2,580	Jollibee Foods Corp. (Hotels, Restaurants & Leisure)	11,789
1,770	Manila Electric Co. (Electric Utilities)	11,804
6,900	Metro Pacific Investments Corp. (Diversified Financial Services)	652
592	Metropolitan Bank & Trust Co. (Banks)	788
2,384	PLDT, Inc. (Wireless Telecommunication Services)	51,302
1,560	Universal Robina Corp. (Food Products)	4,634

		136,150

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Poland – 0.1%
1,042	Bank Millennium SA* (Banks)	$1,677
906	CD Projekt SA (Entertainment)	59,808
2,101	Cyfrowy Polsat SA (Media)	15,240
577	Grupa Lotos SA (Oil, Gas & Consumable Fuels)	14,410
5,235	Jastrzebska Spolka Weglowa SA (Metals & Mining)	26,600
226	KGHM Polska Miedz SA* (Metals & Mining)	4,955
1	LPP SA (Textiles, Apparel & Luxury Goods)	2,136
6,624	PGE Polska Grupa Energetyczna SA* (Electric Utilities)	14,203
748	Polski Koncern Naftowy ORLEN SA (Oil, Gas & Consumable Fuels)	20,453
5,139	Polskie Gornictwo Naftowe i Gazownictwo SA (Oil, Gas & Consumable Fuels)	6,331
23,232	Powszechna Kasa Oszczednosci Bank Polski SA (Banks)	231,969
71	Santander Bank Polska SA (Banks)	5,824

		403,606

Portugal – 0.1%
545,095	Banco Comercial Portugues SA Class R (Banks)	123,613
17,411	EDP – Energias de Portugal SA (Electric Utilities)	71,720
14,872	Galp Energia SGPS SA (Oil, Gas & Consumable Fuels)	237,874
1,767	Jeronimo Martins SGPS SA (Food & Staples Retailing)	29,692
93,052	Sonae SGPS SA (Food & Staples Retailing)	93,884

		556,783

Puerto Rico – 0.0%
1,472	EVERTEC, Inc. (IT Services)	45,029
900	Popular, Inc. (Banks)	49,014

		94,043

Qatar – 0.0%
4,556	Barwa Real Estate Co. (Real Estate Management & Development)	4,278
16,592	Masraf Al Rayan QSC (Banks)	17,083
11,586	Ooredoo QPSC (Diversified Telecommunication Services)	23,252
2,900	Qatar Fuel QSC (Oil, Gas & Consumable Fuels)	17,619
42,422	Qatar Gas Transport Co. Ltd. (Oil, Gas & Consumable Fuels)	28,778
4,428	Qatar Islamic Bank SAQ (Banks)	18,510
21,615	The Commercial Bank PQSC (Banks)	25,499

		135,019

Common Stocks – (continued)
Romania – 0.0%
1,157	NEPI Rockcastle PLC (Real Estate Management & Development)	10,069

Russia – 0.3%
6,360	Alrosa PJSC* (Metals & Mining)	7,393
6,240	Gazprom PJSC (Oil, Gas & Consumable Fuels)	25,314
8,201	Gazprom PJSC ADR (Oil, Gas & Consumable Fuels)	65,711
129,058	Inter RAO UES PJSC (Electric Utilities)	8,698
145	Lukoil PJSC (Oil, Gas & Consumable Fuels)	13,396
7,374	Lukoil PJSC ADR (Oil, Gas & Consumable Fuels)	678,850
1,103	Mail.Ru Group Ltd. GDR* (Interactive Media & Services)	23,428
39	MMC Norilsk Nickel PJSC (Metals & Mining)	10,881
5,275	MMC Norilsk Nickel PJSC ADR (Metals & Mining)	146,302
102	Novatek PJSC GDR (Oil, Gas & Consumable Fuels)	21,828
8,230	Novolipetsk Steel PJSC (Metals & Mining)	16,063
275	PhosAgro PJSC GDR (Chemicals)	3,459
3,580	Rosneft Oil Co. PJSC (Oil, Gas & Consumable Fuels)	23,814
4,150	Sberbank of Russia PJSC (Banks)	15,209
507	Severstal PJSC (Metals & Mining)	6,980
9,600	Surgutneftegas PJSC (Oil, Gas & Consumable Fuels)	6,442
630	Tatneft PJSC (Oil, Gas & Consumable Fuels)	7,363
27,347,553	VTB Bank PJSC (Banks)	18,378
178,905	VTB Bank PJSC GDR (Banks)	237,765

		1,337,274

Singapore – 0.3%
9,000	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	20,961
26,588	CapitaLand Commercial Trust (Equity Real Estate Investment Trusts (REITs))	40,041
9,000	CapitaLand Ltd. (Real Estate Management & Development)	23,789
13,700	CapitaLand Mall Trust (Equity Real Estate Investment Trusts (REITs))	25,562
1,100	City Developments Ltd. (Real Estate Management & Development)	8,711
83,800	ComfortDelGro Corp. Ltd. (Road & Rail)	141,512
24,600	DBS Group Holdings Ltd. (Banks)	468,897
107,600	Frasers Logistics & Industrial Trust (Equity Real Estate Investment Trusts (REITs))	99,582

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Singapore – (continued)
23,300	Genting Singapore Ltd. (Hotels, Restaurants & Leisure)	$16,075
4,200	Keppel Corp. Ltd. (Industrial Conglomerates)	21,149
103,821	Mapletree Commercial Trust (Equity Real Estate Investment Trusts (REITs))	177,709
78,000	Mapletree North Asia Commercial Trust (Equity Real Estate Investment Trusts (REITs))	73,325
5,500	SATS Ltd. (Transportation Infrastructure)	20,397
4,600	Singapore Airlines Ltd. (Airlines)	31,794
4,900	Singapore Exchange Ltd. (Capital Markets)	32,171
1,900	Singapore Press Holdings Ltd. (Media)	3,092
8,800	Singapore Technologies Engineering Ltd. (Aerospace & Defense)	25,778
6,600	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	15,973
18,700	Suntec Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	25,546
469	United Overseas Bank Ltd. (Banks)	9,233
23,141	UOL Group Ltd. (Real Estate Management & Development)	132,503
2,500	Venture Corp. Ltd. (Electronic Equipment, Instruments & Components)	28,999
22,500	Wilmar International Ltd. (Food Products)	61,863

		1,504,662

South Africa – 0.5%
1,060	Absa Group Ltd. (Banks)	10,871
4,005	African Rainbow Minerals Ltd. (Metals & Mining)	40,125
7,907	Anglo American Platinum Ltd. (Metals & Mining)	590,091
832	AngloGold Ashanti Ltd. (Metals & Mining)	18,402
5,339	AngloGold Ashanti Ltd. ADR (Metals & Mining)	117,885
2,064	Aspen Pharmacare Holdings Ltd.* (Pharmaceuticals)	14,409
755	AVI Ltd. (Food Products)	4,328
4,072	Barloworld Ltd. (Trading Companies & Distributors)	32,433
396	Bid Corp. Ltd. (Food & Staples Retailing)	9,238
24,619	Exxaro Resources Ltd. (Oil, Gas & Consumable Fuels)	201,274
9,377	Fortress REIT Ltd. Class A (Equity Real Estate Investment Trusts (REITs))	13,038
3,503	Gold Fields Ltd. (Metals & Mining)	21,755
3,448	Growthpoint Properties Ltd. (Equity Real Estate Investment Trusts (REITs))	5,049

Common Stocks – (continued)
South Africa – (continued)
930	Hyprop Investments Ltd. (Equity Real Estate Investment Trusts (REITs))	3,631
10,827	Impala Platinum Holdings Ltd.* (Metals & Mining)	74,544
574	Investec Ltd. (Capital Markets)	3,262
4,268	Kumba Iron Ore Ltd. (Metals & Mining)	103,994
44,451	MTN Group Ltd. (Wireless Telecommunication Services)	275,133
2,687	Naspers Ltd. Class N (Internet & Direct Marketing Retail)	380,233
5,402	Old Mutual Ltd. (Insurance)	7,025
29,624	Redefine Properties Ltd. (Equity Real Estate Investment Trusts (REITs))	14,782
2,816	Sappi Ltd. (Paper & Forest Products)	7,231
320	Sasol Ltd. (Chemicals)	5,801
28,937	Sibanye Gold Ltd.* (Metals & Mining)	55,869
30,613	Telkom SA SOC Ltd. (Diversified Telecommunication Services)	139,946
21	The Bidvest Group Ltd. (Industrial Conglomerates)	287
1,065	The Foschini Group Ltd. (Specialty Retail)	12,283
520	The SPAR Group Ltd. (Food & Staples Retailing)	6,996
772	Tiger Brands Ltd. (Food Products)	10,962
3,232	Woolworths Holdings Ltd. (Multiline Retail)	12,288

		2,193,165

South Korea – 1.8%
1,478	AfreecaTV Co. Ltd. (Interactive Media & Services)	93,709
195	AMOREPACIFIC Group (Personal Products)	14,132
2,792	BS Financial Group, Inc. (Banks)	16,675
63	CJ CheilJedang Corp. (Food Products)	12,383
136	CJ Corp. (Industrial Conglomerates)	9,613
108	CJ ENM Co. Ltd. (Internet & Direct Marketing Retail)	15,285
1,315	Daelim Industrial Co. Ltd. (Construction & Engineering)	102,214
386	DB Insurance Co. Ltd. (Insurance)	16,735
575	DGB Financial Group, Inc. (Banks)	3,471
16	E-MART, Inc. (Food & Staples Retailing)	1,530
173	GS Engineering & Construction Corp. (Construction & Engineering)	4,580
245	GS Holdings Corp. (Oil, Gas & Consumable Fuels)	10,441
6,956	Hana Financial Group, Inc. (Banks)	201,394
568	Hankook Tire & Technology Co. Ltd. (Auto Components)	15,146
3,284	Hanwha Life Insurance Co. Ltd. (Insurance)	6,285
148	Hyundai Department Store Co. Ltd. (Multiline Retail)	9,397

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
133	Hyundai Glovis Co. Ltd. (Air Freight & Logistics)	$17,228
233	Hyundai Marine & Fire Insurance Co. Ltd. (Insurance)	5,060
2,407	Hyundai Mobis Co. Ltd. (Auto Components)	490,868
2,385	Hyundai Motor Co. (Automobiles)	249,815
9,365	Industrial Bank of Korea (Banks)	94,843
386	Kangwon Land, Inc. (Hotels, Restaurants & Leisure)	10,393
6,297	KB Financial Group, Inc. (Banks)	226,688
17	KCC Corp. (Building Products)	3,300
11,065	Kia Motors Corp. (Automobiles)	404,397
821	Korea Electric Power Corp.* (Electric Utilities)	17,948
1,100	Korea Investment Holdings Co. Ltd. (Capital Markets)	63,904
48	Korea Zinc Co. Ltd. (Metals & Mining)	17,886
12,055	KT Corp. ADR (Diversified Telecommunication Services)	135,378
326	KT&G Corp. (Tobacco)	27,984
41	LG Corp. (Industrial Conglomerates)	2,444
17	LG Household & Health Care Ltd. (Personal Products)	18,396
1,823	LG Uplus Corp. (Diversified Telecommunication Services)	21,060
55	Lotte Chemical Corp. (Chemicals)	10,700
46	Lotte Shopping Co. Ltd. (Multiline Retail)	4,917
857	NH Investment & Securities Co. Ltd. (Capital Markets)	8,887
59	OCI Co. Ltd. (Chemicals)	3,179
7,946	Partron Co. Ltd. (Electronic Equipment, Instruments & Components)	80,577
1,878	POSCO (Metals & Mining)	340,755
215	S-1 Corp. (Commercial Services & Supplies)	17,315
163	Samsung C&T Corp. (Industrial Conglomerates)	13,958
32	Samsung Electro-Mechanics Co. Ltd. (Electronic Equipment, Instruments & Components)	3,098
44,459	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	1,921,511
1,244	Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	1,329,821
6,649	Samsung Engineering Co. Ltd.* (Construction & Engineering)	101,504
119	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	22,137
17	Samsung Life Insurance Co. Ltd. (Insurance)	1,032
56	Samsung SDS Co. Ltd. (IT Services)	9,672

Common Stocks – (continued)
South Korea – (continued)
108	Samsung Securities Co. Ltd. (Capital Markets)	3,111
16,148	Shinhan Financial Group Co. Ltd. (Banks)	588,354
32	Shinsegae, Inc. (Multiline Retail)	6,485
102	SK Holdings Co. Ltd. (Industrial Conglomerates)	22,629
174	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	12,235
1,515	SK Innovation Co. Ltd. (Oil, Gas & Consumable Fuels)	207,306
161	SK Telecom Co. Ltd. (Wireless Telecommunication Services)	32,908
49,659	SK Telecom Co. Ltd. ADR (Wireless Telecommunication Services)	1,144,640
8,964	Woori Financial Group, Inc. (Banks)	90,373
55	Yuhan Corp. (Pharmaceuticals)	10,602

		8,328,288

Spain – 0.6%
236	ACS Actividades de Construccion y Servicios SA (Construction & Engineering)	9,576
92	Aena SME SA(a) (Transportation Infrastructure)	16,888
3,097	Almirall SA (Pharmaceuticals)	58,168
19,372	Amadeus IT Group SA (IT Services)	1,433,107
1,571	Banco Bilbao Vizcaya Argentaria SA (Banks)	8,274
1,878	Banco Santander SA (Banks)	7,541
1,872	Bankinter SA (Banks)	12,965
195,404	CaixaBank SA (Banks)	560,340
1,714	Enagas SA (Gas Utilities)	42,412
1,200	Endesa SA (Electric Utilities)	32,682
1,048	Ferrovial SA (Construction & Engineering)	30,919
4,198	Iberdrola SA (Electric Utilities)	43,151
13,479	Indra Sistemas SA* (IT Services)	130,208
9,234	Inmobiliaria Colonial Socimi SA (Equity Real Estate Investment Trusts (REITs))	119,325
13,336	Merlin Properties Socimi SA (Equity Real Estate Investment Trusts (REITs))	196,317
2,126	Naturgy Energy Group SA (Gas Utilities)	57,923
745	Red Electrica Corp. SA (Electric Utilities)	14,973
2,753	Repsol SA (Oil, Gas & Consumable Fuels)	45,369
2,901	Telefonica SA (Diversified Telecommunication Services)	22,278

		2,842,416

Sweden – 0.5%
6,240	AAK AB (Food Products)	110,692
91	Alfa Laval AB (Machinery)	2,106

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)
1,207	Assa Abloy AB Class B (Building Products)	$28,664
14,252	Atlas Copco AB Class A (Machinery)	503,046
678	Boliden AB (Metals & Mining)	18,284
10,744	Castellum AB (Real Estate Management & Development)	219,561
1,752	Electrolux AB Series B (Household Durables)	46,062
8,234	Elekta AB Class B (Health Care Equipment & Supplies)	114,706
2,201	Epiroc AB Class A (Machinery)	24,799
12,073	Essity AB Class B (Household Products)	377,169
1,636	Hennes & Mauritz AB Class B (Specialty Retail)	34,290
699	Hexagon AB Class B (Electronic Equipment, Instruments & Components)	35,787
19,151	Husqvarna AB Class B (Household Durables)	146,714
1,124	ICA Gruppen AB (Food & Staples Retailing)	49,739
1,103	Industrivarden AB Class C (Diversified Financial Services)	23,898
534	Investor AB Class B (Diversified Financial Services)	27,397
832	Kinnevik AB Class B (Diversified Financial Services)	22,770
3,960	Loomis AB Class B (Commercial Services & Supplies)	153,329
6,176	Mycronic AB (Electronic Equipment, Instruments & Components)	102,801
1,177	Nibe Industrier AB Class B (Building Products)	16,116
2,356	Sandvik AB (Machinery)	41,624
2,860	Securitas AB Class B (Commercial Services & Supplies)	45,795
1,502	SKF AB Class B (Machinery)	27,195
2,904	Svenska Cellulosa AB SCA Class B (Paper & Forest Products)	29,633
939	Swedish Match AB (Tobacco)	44,113
4,991	Telefonaktiebolaget LM Ericsson Class B (Communications Equipment)	43,615
3,944	Telia Co. AB (Diversified Telecommunication Services)	17,349
1,420	Trelleborg AB Class B (Machinery)	22,962

		2,330,216

Switzerland – 3.3%
67,288	ABB Ltd. (Electrical Equipment)	1,413,047
438	Adecco Group AG (Professional Services)	26,037
12,859	Alcon, Inc.* (Health Care Equipment & Supplies)	760,457
179,588	Aryzta AG* (Food Products)	141,862
206	Baloise Holding AG (Insurance)	38,100
7	Barry Callebaut AG (Food Products)	14,793

Common Stocks – (continued)
Switzerland – (continued)
415	Bucher Industries AG (Machinery)	128,452
1,457	Cembra Money Bank AG (Consumer Finance)	154,508
5,744	Chubb Ltd. (Insurance)	875,500
6,221	Cie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	488,853
1,756	Clariant AG* (Chemicals)	36,020
1,030	Coca-Cola HBC AG* (Beverages)	31,362
1,240	Credit Suisse Group AG* (Capital Markets)	15,349
244	Dufry AG* (Specialty Retail)	21,222
32	EMS-Chemie Holding AG (Chemicals)	20,048
1,013	Geberit AG (Building Products)	514,695
39	Georg Fischer AG (Machinery)	37,247
10	Givaudan SA (Chemicals)	29,379
2,151	Glencore PLC* (Metals & Mining)	6,492
329	Helvetia Holding AG (Insurance)	46,214
6,223	Julius Baer Group Ltd.* (Capital Markets)	275,577
150	Kuehne & Nagel International AG (Marine)	24,234
447	LafargeHolcim Ltd.* (Construction Materials)	23,073
141	Logitech International SA (Technology Hardware, Storage & Peripherals)	5,788
57	Lonza Group AG* (Life Sciences Tools & Services)	20,545
23,618	Nestle SA (Food Products)	2,526,685
19,715	Novartis AG (Pharmaceuticals)	1,722,602
345	Pargesa Holding SA (Diversified Financial Services)	27,272
1,840	PSP Swiss Property AG (Real Estate Management & Development)	243,552
6,842	Roche Holding AG (Pharmaceuticals)	2,059,140
76	Schindler Holding AG (Machinery)	18,620
7	SGS SA (Professional Services)	18,257
5,043	Sika AG (Chemicals)	866,924
128	Sonova Holding AG (Health Care Equipment & Supplies)	29,373
5	Straumann Holding AG (Health Care Equipment & Supplies)	4,467
102	Swiss Life Holding AG (Insurance)	51,083
272	Swiss Prime Site AG* (Real Estate Management & Development)	28,035
10,300	Swiss Re AG (Insurance)	1,080,354
107	Swisscom AG (Diversified Telecommunication Services)	54,730
578	TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	51,731
97	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	26,896
51,506	UBS Group AG* (Capital Markets)	609,582
357	Valora Holding AG* (Specialty Retail)	102,244
1,670	Wizz Air Holdings PLC*(a) (Airlines)	82,699
1,645	Zurich Insurance Group AG (Insurance)	644,347

		15,397,447

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Taiwan – 1.6%
15,047	Accton Technology Corp. (Communications Equipment)	$89,510
3,000	Acer, Inc. (Technology Hardware, Storage & Peripherals)	1,750
2,000	Advantech Co. Ltd. (Technology Hardware, Storage & Peripherals)	19,760
314,548	Asia Cement Corp. (Construction Materials)	444,024
1,000	Asustek Computer, Inc. (Technology Hardware, Storage & Peripherals)	6,784
82,000	AU Optronics Corp. (Electronic Equipment, Instruments & Components)	20,907
6,000	Cathay Financial Holding Co. Ltd. (Insurance)	7,942
14,741	Chang Hwa Commercial Bank Ltd. (Banks)	11,502
9,000	Cheng Shin Rubber Industry Co. Ltd. (Auto Components)	14,145
3,040	Chicony Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	9,445
16,000	China Development Financial Holding Corp. (Insurance)	4,990
11,203	China Life Insurance Co. Ltd.* (Insurance)	9,233
16,000	China Steel Corp. (Metals & Mining)	12,320
10,000	Chunghwa Telecom Co. Ltd. (Diversified Telecommunication Services)	36,825
24,000	Compal Electronics, Inc. (Technology Hardware, Storage & Peripherals)	14,327
35,576	Compeq Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	49,769
9,000	CTBC Financial Holding Co. Ltd. (Banks)	6,257
3,000	Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	13,171
15,083	E.Sun Financial Holding Co. Ltd. (Banks)	13,628
1,000	Eclat Textile Co. Ltd. (Textiles, Apparel & Luxury Goods)	13,409
38,124	Elite Material Co Ltd. (Electronic Equipment, Instruments & Components)	158,356
14,000	Far Eastern New Century Corp. (Industrial Conglomerates)	13,616
5,000	Far EasTone Telecommunications Co. Ltd. (Wireless Telecommunication Services)	11,997
25,533	Feng TAY Enterprise Co. Ltd. (Textiles, Apparel & Luxury Goods)	172,484
13,917	First Financial Holding Co. Ltd. (Banks)	10,205
2,500	Formosa Chemicals & Fibre Corp. (Chemicals)	7,267
2,000	Formosa Petrochemical Corp. (Oil, Gas & Consumable Fuels)	6,370

Common Stocks – (continued)
Taiwan – (continued)
2,000	Formosa Plastic Corp. (Chemicals)	6,420
73,394	Foxconn Technology Co. Ltd. (Electronic Equipment, Instruments & Components)	156,952
122,217	Fubon Financial Holding Co. Ltd. (Insurance)	178,808
1,000	Giant Manufacturing Co. Ltd. (Leisure Products)	7,394
5,000	Highwealth Construction Corp. (Real Estate Management & Development)	7,674
14,682	Hua Nan Financial Holdings Co. Ltd. (Banks)	10,551
44,000	Innolux Corp. (Electronic Equipment, Instruments & Components)	9,753
7,948	International Games System Co. Ltd. (Entertainment)	102,228
41,000	Inventec Corp. (Technology Hardware, Storage & Peripherals)	29,708
31,300	ITEQ Corp. (Electronic Equipment, Instruments & Components)	158,531
16,070	Johnson Health Tech Co. Ltd. (Leisure Products)	41,491
41,211	King Yuan Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	51,624
120,340	Lite-On Technology Corp. (Technology Hardware, Storage & Peripherals)	198,299
79,279	Macronix International (Semiconductors & Semiconductor Equipment)	80,480
46,967	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	627,237
15,000	Mega Financial Holding Co. Ltd. (Banks)	14,722
3,000	Micro-Star International Co. Ltd. (Technology Hardware, Storage & Peripherals)	8,860
6,000	Nan Ya Plastics Corp. (Chemicals)	14,178
3,000	Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	19,217
8,000	Pegatron Corp. (Technology Hardware, Storage & Peripherals)	15,534
1,000	Phison Electronics Corp. (Semiconductors & Semiconductor Equipment)	9,093
11,000	Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	14,706
2,000	President Chain Store Corp. (Food & Staples Retailing)	19,952
6,000	Quanta Computer, Inc. (Technology Hardware, Storage & Peripherals)	11,510
58,488	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	232,214

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
20,096	Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	$149,071
5,800	Ruentex Industries Ltd.* (Textiles, Apparel & Luxury Goods)	13,926
31,980	Shin Kong Financial Holding Co. Ltd.* (Insurance)	10,103
29,744	Shin Zu Shing Co. Ltd. (Machinery)	117,958
2,000	Simplo Technology Co. Ltd. (Electronic Equipment, Instruments & Components)	18,422
272,521	SinoPac Financial Holdings Co. Ltd. (Banks)	111,844
6,000	Synnex Technology International Corp. (Electronic Equipment, Instruments & Components)	7,156
21,726	Taishin Financial Holding Co. Ltd. (Banks)	10,090
44,226	Taiwan Business Bank (Banks)	18,644
8,332	Taiwan Cement Corp. (Construction Materials)	11,062
6,561	Taiwan Cooperative Financial Holding Co. Ltd. (Banks)	4,514
5,000	Taiwan Mobile Co. Ltd. (Wireless Telecommunication Services)	18,643
108,305	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,061,367
29,046	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	1,499,645
21,407	Taiwan Surface Mounting Technology Corp. (Semiconductors & Semiconductor Equipment)	69,984
19,000	Teco Electric and Machinery Co. Ltd. (Electrical Equipment)	16,847
9,731	The Shanghai Commercial & Savings Bank Ltd. (Banks)	16,733
4,000	Tripod Technology Corp. (Electronic Equipment, Instruments & Components)	15,459
121,199	Uni-President Enterprises Corp. (Food Products)	299,408
34,973	Unitech Printed Circuit Board Corp. (Electronic Equipment, Instruments & Components)	38,033
427,435	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	196,842
7,000	Vanguard International Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	14,956
11,000	Walsin Lihwa Corp. (Electrical Equipment)	5,379
5,094	Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	53,023

Common Stocks – (continued)
Taiwan – (continued)
6,000	Winbond Electronics Corp. (Semiconductors & Semiconductor Equipment)	3,378
23,791	Wistron Corp. (Technology Hardware, Storage & Peripherals)	21,812
6,880	WPG Holdings Ltd. (Electronic Equipment, Instruments & Components)	8,722
265,223	Yuanta Financial Holding Co. Ltd. (Capital Markets)	165,756
25,216	Zhen Ding Technology Holding Ltd. (Electronic Equipment, Instruments & Components)	119,231

		7,305,137

Thailand – 0.3%
22,709	Advanced Info Service PCL (Wireless Telecommunication Services)	172,271
2,600	Advanced Info Service PCL NVDR (Wireless Telecommunication Services)	19,724
7,800	Airports of Thailand PCL NVDR (Transportation Infrastructure)	20,210
14,300	Bangkok Dusit Medical Services PCL NVDR (Health Care Providers & Services)	11,368
7,000	Berli Jucker PCL NVDR (Food & Staples Retailing)	11,303
1,500	Bumrungrad Hospital PCL NVDR (Health Care Providers & Services)	5,987
125,245	Charoen Pokphand Foods PCL (Food Products)	104,773
18,200	Charoen Pokphand Foods PCL NVDR (Food Products)	15,225
2,500	CP ALL PCL NVDR (Food & Staples Retailing)	6,462
26,913	Electricity Generating PCL (Independent Power and Renewable Electricity Producers)	309,302
40,500	Home Product Center PCL NVDR (Specialty Retail)	23,065
64,500	IRPC PCL NVDR (Oil, Gas & Consumable Fuels)	7,263
53,686	Krung Thai Bank PCL (Banks)	29,514
33,200	Krung Thai Bank PCL NVDR (Banks)	18,252
64,293	PTG Energy PCL (Specialty Retail)	38,319
135,047	PTT Exploration & Production PCL (Oil, Gas & Consumable Fuels)	538,770
5,400	PTT Exploration & Production PCL NVDR (Oil, Gas & Consumable Fuels)	21,543
6,200	PTT Global Chemical PCL NVDR (Chemicals)	10,473
9,800	PTT PCL NVDR (Oil, Gas & Consumable Fuels)	14,685
25,300	Thai Beverage PCL (Beverages)	16,986
5,400	Thai Oil PCL NVDR (Oil, Gas & Consumable Fuels)	12,249

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Thailand – (continued)
600	The Siam Cement PCL NVDR (Construction Materials)	$7,296
37,766	Tisco Financial Group PCL (Banks)	121,918
281,200	TMB Bank PCL NVDR (Banks)	13,404
18,700	True Corp. PCL NVDR (Diversified Telecommunication Services)	3,098

		1,553,460

Turkey – 0.1%
1,290	BIM Birlesik Magazalar AS (Food & Staples Retailing)	10,677
7,786	Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	8,901
48,139	Haci Omer Sabanci Holding AS (Diversified Financial Services)	69,637
5,956	KOC Holding AS (Industrial Conglomerates)	19,523
9,173	Pegasus Hava Tasimaciligi AS* (Airlines)	105,928
31,896	Tekfen Holding AS (Construction & Engineering)	94,436
594	Tupras Turkiye Petrol Rafinerileri AS (Oil, Gas & Consumable Fuels)	12,929
1,237	Turk Hava Yollari AO* (Airlines)	2,517
5,069	Turkcell Iletisim Hizmetleri AS (Wireless Telecommunication Services)	11,146
23,785	Turkiye Garanti Bankasi AS* (Banks)	38,231
92,459	Turkiye Is Bankasi AS Class C* (Banks)	93,690
104,444	Yapi ve Kredi Bankasi AS* (Banks)	41,610

		509,225

United Arab Emirates – 0.1%
11,148	Abu Dhabi Commercial Bank PJSC (Banks)	23,648
39,479	Aldar Properties PJSC (Real Estate Management & Development)	25,247
16,076	Dubai Islamic Bank PJSC (Banks)	23,142
82,547	Emaar Properties PJSC (Real Estate Management & Development)	95,937
39,551	Emirates NBD PJSC (Banks)	129,225
5,532	Emirates Telecommunications Group Co. PJSC (Diversified Telecommunication Services)	24,943
7,900	First Abu Dhabi Bank PJSC (Banks)	32,697

		354,839

United Kingdom – 6.3%
1,901	3i Group PLC (Capital Markets)	27,779
1,304	Admiral Group PLC (Insurance)	34,128
15,709	Amcor PLC (Containers & Packaging)	150,420
3,643	Anglo American PLC (Metals & Mining)	93,760
342	Aon PLC (Insurance)	66,061
10,661	AstraZeneca PLC (Pharmaceuticals)	1,039,631
6,597	Auto Trader Group PLC(a) (Interactive Media & Services)	48,068

Common Stocks – (continued)
United Kingdom – (continued)
153,909	Aviva PLC (Insurance)	829,577
4,963	BAE Systems PLC (Aerospace & Defense)	37,072
168,763	Balfour Beatty PLC (Construction & Engineering)	491,779
793,892	Barclays PLC (Banks)	1,722,009
6,371	Barratt Developments PLC (Household Durables)	52,101
731	Bellway PLC (Household Durables)	29,919
521	Berkeley Group Holdings PLC (Household Durables)	29,697
2,203	BHP Group PLC (Metals & Mining)	46,727
36,573	Boohoo Group PLC* (Internet & Direct Marketing Retail)	125,020
195,934	BP PLC (Oil, Gas & Consumable Fuels)	1,242,488
39,032	British American Tobacco PLC (Tobacco)	1,365,178
28,138	BT Group PLC (Diversified Telecommunication Services)	74,674
1,237	Bunzl PLC (Trading Companies & Distributors)	32,180
1,109	Burberry Group PLC (Textiles, Apparel & Luxury Goods)	29,407
7,118	Burford Capital Ltd. (Capital Markets)	81,040
7,900	Capri Holdings Ltd.* (Textiles, Apparel & Luxury Goods)	245,453
1,161	Carnival PLC (Hotels, Restaurants & Leisure)	46,460
48,423	Centrica PLC (Multi-Utilities)	45,569
45,883	Cineworld Group PLC (Entertainment)	132,215
6,231	Clinigen Healthcare Ltd. (Life Sciences Tools & Services)	67,073
126,851	Cobham PLC (Aerospace & Defense)	259,471
589	Coca-Cola European Partners PLC (Beverages)	31,517
57,506	Compass Group PLC (Hotels, Restaurants & Leisure)	1,531,045
4,203	Computacenter PLC (IT Services)	74,378
505	Croda International PLC (Chemicals)	31,508
1,170	Derwent London PLC (Equity Real Estate Investment Trusts (REITs))	53,802
18,661	Diageo PLC (Beverages)	763,813
38,324	Direct Line Insurance Group PLC (Insurance)	135,121
37,481	DS Smith PLC (Containers & Packaging)	173,770
55,265	Experian PLC (Professional Services)	1,742,025
161	Ferguson PLC (Trading Companies & Distributors)	13,748
17,300	Gates Industrial Corp. PLC* (Machinery)	173,000
2,678	GlaxoSmithKline PLC (Pharmaceuticals)	61,339
17,097	GVC Holdings PLC (Hotels, Restaurants & Leisure)	197,244

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
1,547	Halma PLC (Electronic Equipment, Instruments & Components)	$37,539
1,088	Hargreaves Lansdown PLC (Capital Markets)	24,984
5,907	Hikma Pharmaceuticals PLC (Pharmaceuticals)	153,835
7,065	HSBC Holdings PLC (Banks)	53,377
23,597	Ibstock PLC(a) (Construction Materials)	73,737
2,119	IHS Markit Ltd.* (Professional Services)	148,372
18,169	Inchcape PLC (Distributors)	151,903
4,681	Informa PLC (Media)	47,050
203	InterContinental Hotels Group PLC (Hotels, Restaurants & Leisure)	12,285
9,975	Intermediate Capital Group PLC (Capital Markets)	191,976
166	Intertek Group PLC (Professional Services)	11,510
5,326	ITV PLC (Media)	9,239
11,041	J Sainsbury PLC (Food & Staples Retailing)	29,096
14,557	JD Sports Fashion PLC (Specialty Retail)	144,806
14,635	Johnson Matthey PLC (Chemicals)	581,403
4,493	Keywords Studios PLC (IT Services)	64,744
9,769	Kingfisher PLC (Specialty Retail)	26,206
6,051	Land Securities Group PLC (Equity Real Estate Investment Trusts (REITs))	73,704
896	Linde PLC (Chemicals)	177,722
884,215	Lloyds Banking Group PLC (Banks)	650,434
93,357	M&G PLC* (Diversified Financial Services)	258,548
60,693	Man Group PLC/Jersey (Capital Markets)	112,960
21,193	Marks & Spencer Group PLC (Multiline Retail)	49,926
19,813	Meggitt PLC (Aerospace & Defense)	160,314
35,528	Micro Focus International PLC (Software)	487,629
1,861	Mondi PLC (Paper & Forest Products)	38,586
22,308	National Express Group PLC (Road & Rail)	128,995
4,110	National Grid PLC (Multi-Utilities)	48,055
634	Next PLC (Multiline Retail)	54,072
6,850	Nielsen Holdings PLC (Professional Services)	138,096
1,431	Ocado Group PLC* (Internet & Direct Marketing Retail)	24,665
13,516	Paragon Banking Group PLC (Thrifts & Mortgage Finance)	88,106
5,232	Pearson PLC (Media)	46,207
3,974	Pennon Group PLC (Water Utilities)	46,237
812	Persimmon PLC (Household Durables)	23,951
20,750	Phoenix Group Holdings PLC (Insurance)	189,533

Common Stocks – (continued)
United Kingdom – (continued)
102,511	Premier Oil PLC* (Oil, Gas & Consumable Fuels)	110,150
87,267	Prudential PLC (Insurance)	1,524,278
31,607	QinetiQ Group PLC (Aerospace & Defense)	128,850
6,402	Reckitt Benckiser Group PLC (Household Products)	495,397
42,088	RELX PLC (Professional Services)	1,013,034
26,610	Rentokil Initial PLC (Commercial Services & Supplies)	156,605
3,836	Rightmove PLC (Interactive Media & Services)	29,776
8,211	Rio Tinto PLC (Metals & Mining)	427,480
7,811,248	Rolls-Royce Holdings PLC* (Aerospace & Defense)	1,573,809
5,586	Royal Bank of Scotland Group PLC (Banks)	15,441
1,046	Royal Dutch Shell PLC Class A (Oil, Gas & Consumable Fuels)	30,322
42,614	Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels)	1,227,273
4,406	RSA Insurance Group PLC (Insurance)	29,808
287	Schroders PLC (Capital Markets)	11,506
5,825	Segro PLC (Equity Real Estate Investment Trusts (REITs))	63,721
26,475	Smith & Nephew PLC (Health Care Equipment & Supplies)	568,323
14,103	Smiths Group PLC (Industrial Conglomerates)	294,804
6,181	Softcat PLC (IT Services)	75,330
468	Spirax-Sarco Engineering PLC (Machinery)	48,028
52,638	SSE PLC (Electric Utilities)	875,688
15,422	SSP Group Plc (Hotels, Restaurants & Leisure)	127,172
7,390	Standard Life Aberdeen PLC (Capital Markets)	29,055
4,158	Tate & Lyle PLC (Food Products)	36,267
15,060	Taylor Wimpey PLC (Household Durables)	32,299
1,500	TechnipFMC PLC (Energy Equipment & Services)	29,595
113,242	Tesco PLC (Food & Staples Retailing)	345,677
3,771	The British Land Co. PLC (Equity Real Estate Investment Trusts (REITs))	30,319
2,370	The Sage Group PLC (Software)	22,089
2,006	Travis Perkins PLC (Trading Companies & Distributors)	37,260
856	Unilever PLC (Personal Products)	51,256
6,679	United Utilities Group PLC (Water Utilities)	75,417
15,140	Vesuvius PLC (Machinery)	78,329
533,008	Vodafone Group PLC (Wireless Telecommunication Services)	1,087,720

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
797	Whitbread PLC (Hotels, Restaurants & Leisure)	$41,951
37,926	William Hill PLC (Hotels, Restaurants & Leisure)	97,097
13,994	Wm Morrison Supermarkets PLC (Food & Staples Retailing)	36,151
23,513	WPP PLC (Media)	293,432

		29,137,777

United States – 39.6%
924	3M Co. (Industrial Conglomerates)	152,451
4,987	AAR Corp. (Aerospace & Defense)	208,207
1,113	Abbott Laboratories (Health Care Equipment & Supplies)	93,058
31,125	AbbVie, Inc. (Biotechnology)	2,475,994
3,259	ABM Industries, Inc. (Commercial Services & Supplies)	118,823
7,969	ACCO Brands Corp. (Commercial Services & Supplies)	72,916
1,944	Activision Blizzard, Inc. (Entertainment)	108,922
1,073	Adobe, Inc.* (Software)	298,219
680	Advance Auto Parts, Inc. (Specialty Retail)	110,486
1,819	Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	61,719
5,329	Aegion Corp.* (Construction & Engineering)	115,479
3,800	Affiliated Managers Group, Inc. (Capital Markets)	303,544
1,895	Aflac, Inc. (Insurance)	100,738
1,410	Agilent Technologies, Inc. (Life Sciences Tools & Services)	106,807
6,190	Air Lease Corp. (Trading Companies & Distributors)	272,236
530	Air Products & Chemicals, Inc. (Chemicals)	113,028
1,242	Akamai Technologies, Inc.* (IT Services)	107,433
2,015	Alamo Group, Inc. (Machinery)	215,726
620	Albemarle Corp. (Chemicals)	37,659
574	Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts (REITs))	91,122
515	Alexion Pharmaceuticals, Inc.* (Biotechnology)	54,281
124	Alleghany Corp.* (Insurance)	96,508
1,737	Allegiant Travel Co. (Airlines)	290,652
1,830	Alliant Energy Corp. (Electric Utilities)	97,612
5,200	Allison Transmission Holdings, Inc. (Machinery)	226,772
2,543	Ally Financial, Inc. (Consumer Finance)	77,892
766	Alphabet, Inc. Class A* (Interactive Media & Services)	964,241
1,740	Alphabet, Inc. Class C* (Interactive Media & Services)	2,192,591
11,500	Altria Group, Inc. (Tobacco)	515,085

Common Stocks – (continued)
United States – (continued)
1,147	Amazon.com, Inc.* (Internet & Direct Marketing Retail)	2,037,829
2,109	AMC Networks, Inc. Class A* (Media)	91,847
1,134	Amdocs Ltd. (IT Services)	73,937
2,984	Ameren Corp. (Multi-Utilities)	231,857
2,336	American Electric Power Co., Inc. (Electric Utilities)	220,495
1,100	American Equity Investment Life Holding Co. (Insurance)	27,148
533	American Express Co. (Consumer Finance)	62,510
8,017	American International Group, Inc. (Insurance)	424,580
2,500	American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	545,200
802	American Water Works Co., Inc. (Water Utilities)	98,863
700	Ameriprise Financial, Inc. (Capital Markets)	105,623
6,516	Ameris Bancorp (Banks)	279,211
3,721	AMERISAFE, Inc. (Insurance)	236,395
10,067	AmerisourceBergen Corp. (Health Care Providers & Services)	859,520
500	AMETEK, Inc. (Electrical Equipment)	45,825
700	Amgen, Inc. (Biotechnology)	149,275
587	Amphenol Corp. Class A (Electronic Equipment, Instruments & Components)	58,894
989	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	105,457
448	Anixter International, Inc.* (Electronic Equipment, Instruments & Components)	37,072
12,149	Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts (REITs))	109,098
565	ANSYS, Inc.* (Software)	124,385
6,442	Anthem, Inc. (Health Care Providers & Services)	1,733,413
2,927	Apache Corp. (Oil, Gas & Consumable Fuels)	63,399
2,500	Apartment Investment & Management Co. Class A (Equity Real Estate Investment Trusts (REITs))	137,200
1,699	Apergy Corp.* (Energy Equipment & Services)	42,764
2,600	Apple Hospitality REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	42,848
10,408	Apple, Inc. (Technology Hardware, Storage & Peripherals)	2,589,094
3,597	Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	195,173
3,835	Arch Capital Group Ltd.* (Insurance)	160,150
8,689	Archer-Daniels-Midland Co. (Food Products)	365,286
16,819	Arconic, Inc. (Aerospace & Defense)	462,018
84,000	Ares Capital Corp. (Capital Markets)	1,537,200

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
2,343	Ares Commercial Real Estate Corp. (Mortgage Real Estate Investment Trusts (REITs))	$36,317
177	Arista Networks, Inc.* (Communications Equipment)	43,289
909	Arthur J. Gallagher & Co. (Insurance)	82,919
1,580	ASGN, Inc.* (Professional Services)	100,472
4,856	Assured Guaranty Ltd. (Insurance)	227,844
68,701	AT&T, Inc. (Diversified Telecommunication Services)	2,644,301
1,200	Atmos Energy Corp. (Gas Utilities)	134,976
5,483	AtriCure, Inc.* (Health Care Equipment & Supplies)	145,793
521	Autodesk, Inc.* (Software)	76,775
417	Automatic Data Processing, Inc. (IT Services)	67,650
2,000	AutoNation, Inc.* (Specialty Retail)	101,700
97	AutoZone, Inc.* (Specialty Retail)	111,005
355	AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	77,269
852	Axis Capital Holdings Ltd. (Insurance)	50,634
2,131	Balchem Corp. (Chemicals)	215,679
1,193	Ball Corp. (Containers & Packaging)	83,474
35,612	Bank of America Corp. (Banks)	1,113,587
3,865	BankUnited, Inc. (Banks)	132,569
443	Bausch Health Cos., Inc.* (Pharmaceuticals)	11,012
1,027	Baxter International, Inc. (Health Care Equipment & Supplies)	78,771
1,163	BB&T Corp. (Banks)	61,697
500	Becton Dickinson & Co. (Health Care Equipment & Supplies)	128,000
2,673	Belden, Inc. (Electronic Equipment, Instruments & Components)	137,071
11,909	Berkshire Hathaway, Inc. Class B* (Diversified Financial Services)	2,531,615
1,739	Best Buy Co., Inc. (Specialty Retail)	124,912
1,690	Biogen, Inc.* (Biotechnology)	504,820
4,296	Blackstone Mortgage Trust, Inc. Class A (Mortgage Real Estate Investment Trusts (REITs))	155,945
3,068	BMC Stock Holdings, Inc.* (Trading Companies & Distributors)	82,805
592	Booking Holdings, Inc.* (Internet & Direct Marketing Retail)	1,212,872
1,406	BorgWarner, Inc. (Auto Components)	58,602
4,865	Boston Private Financial Holdings, Inc. (Banks)	54,731
271	Boston Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	37,181
1,510	Boston Scientific Corp.* (Health Care Equipment & Supplies)	62,967
798	Bristol-Myers Squibb Co. (Pharmaceuticals)	45,781
2,592	Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	759,067

Common Stocks – (continued)
United States – (continued)
445	Broadridge Financial Solutions, Inc. (IT Services)	55,723
950	Brooks Automation, Inc. (Semiconductors & Semiconductor Equipment)	40,347
1,136	Brown-Forman Corp. Class B (Beverages)	74,431
4,052	Bunge Ltd. (Food Products)	218,808
133	Burlington Stores, Inc.* (Specialty Retail)	25,559
475	C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	35,929
2,661	Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	49,601
2,094	Cactus, Inc. Class A* (Energy Equipment & Services)	62,234
2,304	Cadence BanCorp. (Banks)	35,436
1,527	Cadence Design Systems, Inc.* (Software)	99,789
3,331	Cantel Medical Corp. (Health Care Equipment & Supplies)	242,797
5,122	Capital One Financial Corp. (Consumer Finance)	477,626
7,776	Catalent, Inc.* (Pharmaceuticals)	378,302
8,239	Cathay General Bancorp (Banks)	293,061
1,076	CBRE Group, Inc. Class A* (Real Estate Management & Development)	57,620
6,705	CBS Corp. Class B (Media)	241,648
714	CDW Corp. (Electronic Equipment, Instruments & Components)	91,328
360	Celanese Corp. (Chemicals)	43,614
697	Centene Corp.* (Health Care Providers & Services)	36,997
4,481	CenterPoint Energy, Inc. (Multi-Utilities)	130,263
1,924	CenterState Bank Corp. (Banks)	48,793
3,277	Central Garden & Pet Co.* (Household Products)	98,376
7,681	Central Garden & Pet Co. Class A* (Household Products)	217,219
2,126	CenturyLink, Inc. (Diversified Telecommunication Services)	27,510
435	Cerner Corp. (Health Care Technology)	29,197
305	Charter Communications, Inc. Class A* (Media)	142,697
5,227	Chatham Lodging Trust (Equity Real Estate Investment Trusts (REITs))	94,347
369	Chemed Corp. (Health Care Providers & Services)	145,353
5,527	Chevron Corp. (Oil, Gas & Consumable Fuels)	641,906
136	Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	105,830
1,112	Church & Dwight Co., Inc. (Household Products)	77,773
1,957	Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	254,390
3,647	Chuy’s Holdings, Inc.* (Hotels, Restaurants & Leisure)	88,877
4,025	Ciena Corp.* (Communications Equipment)	149,408

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
2,200	Cigna Corp. (Health Care Providers & Services)	$392,612
1,116	Cincinnati Financial Corp. (Insurance)	126,342
388	Cintas Corp. (Commercial Services & Supplies)	104,244
18,187	Cisco Systems, Inc. (Communications Equipment)	864,064
500	CIT Group, Inc. (Banks)	21,445
26,262	Citigroup, Inc. (Banks)	1,887,187
1,474	Citizens Financial Group, Inc. (Banks)	51,826
478	Citrix Systems, Inc. (Software)	52,035
1,246	CME Group, Inc. (Capital Markets)	256,364
3,381	CMS Energy Corp. (Multi-Utilities)	216,114
7,907	Cognizant Technology Solutions Corp. Class A (IT Services)	481,853
4,113	Cohen & Steers, Inc. (Capital Markets)	269,155
876	Colgate-Palmolive Co. (Household Products)	60,094
6,310	Colony Capital, Inc. (Equity Real Estate Investment Trusts (REITs))	35,336
2,352	Columbia Banking System, Inc. (Banks)	92,434
4,100	Columbia Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	84,132
3,301	Comcast Corp. Class A (Media)	147,951
417	Comerica, Inc. (Banks)	27,280
2,518	Compass Minerals International, Inc. (Metals & Mining)	142,217
3,017	Conagra Brands, Inc. (Food Products)	81,610
727	Concho Resources, Inc. (Oil, Gas & Consumable Fuels)	49,087
1,231	ConocoPhillips (Oil, Gas & Consumable Fuels)	67,951
1,542	Consolidated Edison, Inc. (Multi-Utilities)	142,203
289	Constellation Brands, Inc. Class A (Beverages)	55,005
505	Copart, Inc.* (Commercial Services & Supplies)	41,733
2,600	CoreCivic, Inc. (Equity Real Estate Investment Trusts (REITs))	39,676
1,928	Corning, Inc. (Electronic Equipment, Instruments & Components)	57,127
313	CoStar Group, Inc.* (Professional Services)	172,000
1,616	Costco Wholesale Corp. (Food & Staples Retailing)	480,130
992	Cousins Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	39,809
3,200	Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	444,128
1,903	CSX Corp. (Road & Rail)	133,724
685	Cummins, Inc. (Machinery)	118,149
445	Curtiss-Wright Corp. (Aerospace & Defense)	60,186
23,973	CVS Health Corp. (Health Care Providers & Services)	1,591,567

Common Stocks – (continued)
United States – (continued)
2,663	D.R. Horton, Inc. (Household Durables)	139,461
701	Danaher Corp. (Health Care Equipment & Supplies)	96,612
982	Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	110,249
1,739	Delta Air Lines, Inc. (Airlines)	95,784
6,663	DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	364,999
2,246	Devon Energy Corp. (Oil, Gas & Consumable Fuels)	45,549
8,100	Discovery, Inc. Class C* (Media)	204,444
2,755	Dollar General Corp. (Multiline Retail)	441,737
24,643	Dollar Tree, Inc.* (Multiline Retail)	2,720,587
6,264	Dominion Energy, Inc. (Multi-Utilities)	517,093
98	Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	26,619
989	Dover Corp. (Machinery)	102,747
936	Dow, Inc. (Chemicals)	47,259
1,711	Dril-Quip, Inc.* (Energy Equipment & Services)	70,185
1,176	DTE Energy Co. (Multi-Utilities)	149,728
4,069	Duke Energy Corp. (Electric Utilities)	383,544
2,738	Duke Realty Corp. (Equity Real Estate Investment Trusts (REITs))	96,213
6,511	DuPont de Nemours, Inc. (Chemicals)	429,140
1,422	DXC Technology Co. (IT Services)	39,347
758	Eastman Chemical Co. (Chemicals)	57,638
13,090	eBay, Inc. (Internet & Direct Marketing Retail)	461,422
355	Ecolab, Inc. (Chemicals)	68,185
1,693	Edison International (Electric Utilities)	106,490
2,055	Edwards Lifesciences Corp.* (Health Care Equipment & Supplies)	489,871
1,566	Elanco Animal Health, Inc.* (Pharmaceuticals)	42,313
32,746	Electronic Arts, Inc.* (Entertainment)	3,156,714
534	Eli Lilly & Co. (Pharmaceuticals)	60,849
2,800	EMCOR Group, Inc. (Construction & Engineering)	245,588
540	Emerson Electric Co. (Electrical Equipment)	37,881
3,729	Energizer Holdings, Inc. (Household Products)	158,445
3,185	EnerSys (Electrical Equipment)	212,949
6,122	Entegris, Inc. (Semiconductors & Semiconductor Equipment)	293,856
8,550	Entercom Communications Corp. Class A (Media)	29,754
2,385	Entergy Corp. (Electric Utilities)	289,730
641	EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	44,428
120	Equinix, Inc. (Equity Real Estate Investment Trusts (REITs))	68,014
940	Equity Residential (Equity Real Estate Investment Trusts (REITs))	83,340
3,946	Essent Group Ltd. (Thrifts & Mortgage Finance)	205,547

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
527	Essex Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	$172,398
1,007	Evercore, Inc. Class A (Capital Markets)	74,155
3,066	Everest Re Group Ltd. (Insurance)	788,238
2,473	Evergy, Inc. (Electric Utilities)	158,049
1,395	Eversource Energy (Electric Utilities)	116,817
13,308	Exelon Corp. (Electric Utilities)	605,381
2,853	ExlService Holdings, Inc.* (IT Services)	198,654
836	Expedia Group, Inc. (Internet & Direct Marketing Retail)	114,248
452	Expeditors International of Washington, Inc. (Air Freight & Logistics)	32,969
24,712	Extended Stay America, Inc. (Hotels, Restaurants & Leisure)	351,158
6,182	Extraction Oil & Gas, Inc.* (Oil, Gas & Consumable Fuels)	10,509
2,179	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	147,235
648	F5 Networks, Inc.* (Communications Equipment)	93,364
18,961	Facebook, Inc. Class A* (Interactive Media & Services)	3,633,876
201	FactSet Research Systems, Inc. (Capital Markets)	50,958
1,991	Fastenal Co. (Trading Companies & Distributors)	71,557
350	Federal Realty Investment Trust (Equity Real Estate Investment Trusts (REITs))	47,604
151	FedEx Corp. (Air Freight & Logistics)	23,052
2,560	Ferro Corp.* (Chemicals)	28,493
17,993	Ferroglobe Representation & Warranty Insurance Trust(b) (Metals & Mining)	—
2,000	Fidelity National Financial, Inc. (Insurance)	91,680
558	Fidelity National Information Services, Inc. (IT Services)	73,522
3,807	Fifth Third Bancorp (Banks)	110,708
131	First Citizens BancShares, Inc. Class A (Banks)	64,442
6,165	First Hawaiian, Inc. (Banks)	168,489
1,998	First Merchants Corp. (Banks)	79,021
2,526	First Midwest Bancorp, Inc. (Banks)	51,884
885	FirstCash, Inc. (Consumer Finance)	74,685
9,151	FirstEnergy Corp. (Electric Utilities)	442,176
2,725	Fiserv, Inc.* (IT Services)	289,231
2,319	Five Below, Inc.* (Specialty Retail)	290,130
120	FleetCor Technologies, Inc.* (IT Services)	35,306
49,425	Ford Motor Co. (Automobiles)	424,561
729	Fortinet, Inc.* (Software)	59,457
1,209	Fortive Corp. (Machinery)	83,421
406	Fortune Brands Home & Security, Inc. (Building Products)	24,380
6,054	Forum Energy Technologies, Inc.* (Energy Equipment & Services)	7,023

Common Stocks – (continued)
United States – (continued)
1,526	Fox Corp. Class A (Media)	48,893
1,453	Franklin Resources, Inc. (Capital Markets)	40,030
5,314	Freeport-McMoRan, Inc. (Metals & Mining)	52,183
2,015	Fresh Del Monte Produce, Inc. (Food Products)	64,279
2,611	frontdoor, Inc.* (Diversified Consumer Services)	125,929
2,297	FTI Consulting, Inc.* (Professional Services)	250,074
426	Gartner, Inc.* (IT Services)	65,638
14,340	General Dynamics Corp. (Aerospace & Defense)	2,535,312
60,300	General Electric Co. (Industrial Conglomerates)	601,794
6,919	General Motors Co. (Automobiles)	257,110
841	Genuine Parts Co. (Distributors)	86,270
8,987	Gilead Sciences, Inc. (Biotechnology)	572,562
6,473	Glacier Bancorp, Inc. (Banks)	273,937
1,995	Global Indemnity Ltd. (Insurance)	49,396
674	Globe Life, Inc. (Insurance)	65,600
9,219	Globus Medical, Inc. Class A* (Health Care Equipment & Supplies)	482,799
610	GoDaddy, Inc. Class A* (IT Services)	39,668
4,167	Grand Canyon Education, Inc.* (Diversified Consumer Services)	383,197
928	Granite Construction, Inc. (Construction & Engineering)	21,845
21,644	Graphic Packaging Holding Co. (Containers & Packaging)	338,945
596	Group 1 Automotive, Inc. (Specialty Retail)	59,266
3,173	Hanmi Financial Corp. (Banks)	61,080
893	Hasbro, Inc. (Leisure Products)	86,898
487	HCA Healthcare, Inc. (Health Care Providers & Services)	65,034
2,933	Healthpeak Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	110,339
8,710	Heartland Express, Inc. (Road & Rail)	182,039
946	Helen of Troy Ltd.* (Household Durables)	141,673
3,330	Helios Technologies, Inc. (Machinery)	131,968
1,079	Henry Schein, Inc.* (Health Care Providers & Services)	67,529
1,932	Hess Corp. (Oil, Gas & Consumable Fuels)	127,029
3,815	Hewlett Packard Enterprise Co. (Technology Hardware, Storage & Peripherals)	62,604
9,236	Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	895,523
3,820	HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	209,871
7,128	Hologic, Inc.* (Health Care Equipment & Supplies)	344,354

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
2,558	Honeywell International, Inc. (Industrial Conglomerates)	$441,843
2,441	Hormel Foods Corp. (Food Products)	99,812
2,671	Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	43,778
4,050	Houlihan Lokey, Inc. (Capital Markets)	191,403
4,600	HP, Inc. (Technology Hardware, Storage & Peripherals)	79,902
2,163	HubSpot, Inc.* (Software)	335,481
128	Humana, Inc. (Health Care Providers & Services)	37,658
234	Huntington Ingalls Industries, Inc. (Aerospace & Defense)	52,804
775	Huron Consulting Group, Inc.* (Professional Services)	51,259
1,591	IAA, Inc.* (Commercial Services & Supplies)	60,697
709	IAC/InterActiveCorp.* (Interactive Media & Services)	161,120
3,335	ICF International, Inc. (Professional Services)	285,776
1,179	ICU Medical, Inc.* (Health Care Equipment & Supplies)	190,538
2,225	IDACORP, Inc. (Electric Utilities)	239,454
228	IDEX Corp. (Machinery)	35,461
406	IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	115,714
276	Illinois Tool Works, Inc. (Machinery)	46,528
3,230	Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	198,257
300	Integer Holdings Corp.* (Health Care Equipment & Supplies)	23,232
17,127	Intel Corp. (Semiconductors & Semiconductor Equipment)	968,189
1,848	Intercontinental Exchange, Inc. (Capital Markets)	174,303
1,486	International Business Machines Corp. (IT Services)	198,723
465	International Flavors & Fragrances, Inc. (Chemicals)	56,735
1,146	International Paper Co. (Containers & Packaging)	50,057
2,160	Intuit, Inc. (Software)	556,200
200	Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	110,590
9,200	Invesco Ltd. (Capital Markets)	154,744
2,806	IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	405,243
1,000	Itron, Inc.* (Electronic Equipment, Instruments & Components)	76,260
514	J.B. Hunt Transport Services, Inc. (Road & Rail)	60,426
1,352	Jacobs Engineering Group, Inc. (Construction & Engineering)	126,520
2,875	Jagged Peak Energy, Inc.* (Oil, Gas & Consumable Fuels)	20,384

Common Stocks – (continued)
United States – (continued)
8,800	Jefferies Financial Group, Inc. (Diversified Financial Services)	164,296
1,612	John Bean Technologies Corp. (Machinery)	165,665
12,783	Johnson & Johnson (Pharmaceuticals)	1,687,867
1,100	Jones Lang LaSalle, Inc. (Real Estate Management & Development)	161,172
4,595	JPMorgan Chase & Co. (Banks)	574,007
2,490	Juniper Networks, Inc. (Communications Equipment)	61,802
1,032	Kansas City Southern (Road & Rail)	145,285
4,273	KAR Auction Services, Inc. (Commercial Services & Supplies)	106,227
499	Kellogg Co. (Food Products)	31,701
11,200	Keurig Dr Pepper, Inc. (Beverages)	315,392
7,511	KeyCorp. (Banks)	134,973
2,127	Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	214,636
575	Kimberly-Clark Corp. (Household Products)	76,406
12,845	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	256,643
46,226	KKR & Co., Inc. Class A (Capital Markets)	1,332,696
667	KLA Corp. (Semiconductors & Semiconductor Equipment)	112,750
43,525	Knight-Swift Transportation Holdings, Inc. (Road & Rail)	1,586,921
1,573	Kohl’s Corp. (Multiline Retail)	80,632
372,538	Kosmos Energy Ltd. (Oil, Gas & Consumable Fuels)	2,309,736
1,434	L3Harris Technologies, Inc. (Aerospace & Defense)	295,849
1,029	La-Z-Boy, Inc. (Household Durables)	36,540
719	Laboratory Corp. of America Holdings* (Health Care Providers & Services)	118,470
1,417	Lam Research Corp. (Semiconductors & Semiconductor Equipment)	384,064
1,673	LCI Industries (Auto Components)	162,482
413	Lear Corp. (Auto Components)	48,639
3,500	Leidos Holdings, Inc. (IT Services)	301,805
2,526	Lennar Corp. Class A (Household Durables)	150,550
2,161	LHC Group, Inc.* (Health Care Providers & Services)	239,806
800	Lincoln National Corp. (Insurance)	45,184
4,877	Lithia Motors, Inc. Class A (Specialty Retail)	768,030
2,036	LKQ Corp.* (Distributors)	69,204
700	Lockheed Martin Corp. (Aerospace & Defense)	263,676
1,275	Loews Corp. (Insurance)	62,475
5,254	Lowe’s Cos., Inc. (Specialty Retail)	586,399
2,900	LPL Financial Holdings, Inc. (Capital Markets)	234,436

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
497	Lululemon Athletica, Inc.* (Textiles, Apparel & Luxury Goods)	$101,522
393	M&T Bank Corp. (Banks)	61,516
5,815	MACOM Technology Solutions Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	132,233
6,434	Macy’s, Inc. (Multiline Retail)	97,539
7,380	Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	85,091
74	Markel Corp.* (Insurance)	86,654
112	MarketAxess Holdings, Inc. (Capital Markets)	41,282
4,933	Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)	624,271
705	Marsh & McLennan Cos., Inc. (Insurance)	73,052
780	Martin Marietta Materials, Inc. (Construction Materials)	204,290
3,566	Marvell Technology Group Ltd. (Semiconductors & Semiconductor Equipment)	86,975
753	Masco Corp. (Building Products)	34,826
300	MasTec, Inc.* (Construction & Engineering)	18,882
9,919	Mastercard, Inc. Class A (IT Services)	2,745,678
14,426	Matador Resources Co.* (Oil, Gas & Consumable Fuels)	200,666
929	Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	54,495
1,397	MAXIMUS, Inc. (IT Services)	107,206
616	McCormick & Co., Inc. (Food Products)	98,985
2,424	McDonald’s Corp. (Hotels, Restaurants & Leisure)	476,801
5,770	McKesson Corp. (Health Care Providers & Services)	767,410
700	MDU Resources Group, Inc. (Multi-Utilities)	20,223
10,352	Merck & Co., Inc. (Pharmaceuticals)	897,104
6,371	Meridian Bancorp, Inc. (Thrifts & Mortgage Finance)	124,617
600	Meritage Homes Corp.* (Household Durables)	43,254
10,422	MetLife, Inc. (Insurance)	487,645
840	Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	592,150
23,114	MFA Financial, Inc. (Mortgage Real Estate Investment Trusts (REITs))	175,435
3,076	MGM Resorts International (Hotels, Restaurants & Leisure)	87,666
656	Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	61,854
1,718	Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	81,691

Common Stocks – (continued)
United States – (continued)
42,780	Microsoft Corp. (Software)	6,133,369
731	Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	101,602
1,872	Minerals Technologies, Inc. (Chemicals)	92,570
5,464	Mobile Mini, Inc. (Commercial Services & Supplies)	205,556
470	Mohawk Industries, Inc.* (Household Durables)	67,389
729	Molson Coors Brewing Co. Class B (Beverages)	38,433
1,896	Mondelez International, Inc. Class A (Food Products)	99,445
2,885	Moody’s Corp. (Capital Markets)	636,691
11,646	Morgan Stanley (Capital Markets)	536,298
614	Motorola Solutions, Inc. (Communications Equipment)	102,120
439	MSCI, Inc. (Capital Markets)	102,972
528	Nasdaq, Inc. (Capital Markets)	52,679
6,437	National General Holdings Corp. (Insurance)	137,237
2,606	National Health Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	223,569
67,314	National Oilwell Varco, Inc. (Energy Equipment & Services)	1,522,643
12,195	Navient Corp. (Consumer Finance)	167,925
3,468	NCR Corp.* (Technology Hardware, Storage & Peripherals)	101,300
2,566	Nelnet, Inc. Class A (Consumer Finance)	157,219
484	NetApp, Inc. (Technology Hardware, Storage & Peripherals)	27,046
2,341	Newmont Goldcorp Corp. (Metals & Mining)	93,008
704	NextEra Energy, Inc. (Electric Utilities)	167,791
2,164	NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)	193,786
4,034	NiSource, Inc. (Multi-Utilities)	113,113
4,196	NMI Holdings, Inc. Class A* (Thrifts & Mortgage Finance)	122,733
4,513	Noble Energy, Inc. (Oil, Gas & Consumable Fuels)	86,920
494	Norfolk Southern Corp. (Road & Rail)	89,908
360	Northrop Grumman Corp. (Aerospace & Defense)	126,893
3,998	NorthWestern Corp. (Multi-Utilities)	289,935
11,304	NortonlifeLock, Inc. (Software)	258,636
1,184	Norwegian Cruise Line Holdings Ltd.* (Hotels, Restaurants & Leisure)	60,100
9,300	NRG Energy, Inc. (Independent Power and Renewable Electricity Producers)	373,116
907	Nucor Corp. (Metals & Mining)	48,842
4,534	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	911,425
15	NVR, Inc.* (Household Durables)	54,549
241	O’Reilly Automotive, Inc.* (Specialty Retail)	104,958

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
1,832	Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	$74,196
400	Okta, Inc.* (IT Services)	43,628
2,950	Ollie’s Bargain Outlet Holdings, Inc.* (Multiline Retail)	188,446
21,932	Oracle Corp. (Software)	1,195,075
2,900	Oshkosh Corp. (Machinery)	247,602
4,891	Owens-Illinois, Inc. (Containers & Packaging)	41,574
2,113	Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	145,501
6,611	Pacific Premier Bancorp, Inc. (Banks)	223,154
286	Packaging Corp. of America (Containers & Packaging)	31,306
3,153	Parker-Hannifin Corp. (Machinery)	578,544
4,433	Patrick Industries, Inc.* (Building Products)	219,035
1,828	Patterson Cos., Inc. (Health Care Providers & Services)	31,314
813	Paychex, Inc. (IT Services)	67,999
242	Paycom Software, Inc.* (Software)	51,190
3,124	Paylocity Holding Corp.* (Software)	320,522
1,265	Peapack Gladstone Financial Corp. (Banks)	36,938
5,415	Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts (REITs))	139,220
2,434	PepsiCo, Inc. (Beverages)	333,872
8,884	Performance Food Group Co.* (Food & Staples Retailing)	378,547
2,171	Pfizer, Inc. (Pharmaceuticals)	83,301
5,350	Phillips 66 (Oil, Gas & Consumable Fuels)	624,987
5,700	Pilgrim’s Pride Corp.* (Food Products)	173,052
1,365	Pinnacle West Capital Corp. (Electric Utilities)	128,474
8,175	Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	1,005,688
8,046	PolyOne Corp. (Chemicals)	257,874
1,437	Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	130,925
981	PPG Industries, Inc. (Chemicals)	122,743
4,614	PPL Corp. (Electric Utilities)	154,523
5,991	PQ Group Holdings, Inc.* (Chemicals)	98,672
6,149	PRA Group, Inc.* (Consumer Finance)	208,636
832	Preferred Bank (Banks)	44,354
9,824	Primoris Services Corp. (Construction & Engineering)	200,803
478	Principal Financial Group, Inc. (Insurance)	25,516
2,014	ProAssurance Corp. (Insurance)	78,989
2,444	Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	214,485
1,797	Proofpoint, Inc.* (Software)	207,320
757	Prudential Financial, Inc. (Insurance)	68,993
1,986	Public Service Enterprise Group, Inc. (Multi-Utilities)	125,734

Common Stocks – (continued)
United States – (continued)
573	Public Storage (Equity Real Estate Investment Trusts (REITs))	127,699
1,908	PVH Corp. (Textiles, Apparel & Luxury Goods)	166,301
22,545	Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	1,822,989
5,426	QTS Realty Trust, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	290,779
14,902	QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	1,198,717
840	Quest Diagnostics, Inc. (Health Care Providers & Services)	85,050
8,000	Qurate Retail, Inc.* (Internet & Direct Marketing Retail)	76,320
3,896	Radian Group, Inc. (Thrifts & Mortgage Finance)	97,790
278	Raymond James Financial, Inc. (Capital Markets)	23,210
8,534	Raytheon Co. (Aerospace & Defense)	1,811,000
2,162	RBC Bearings, Inc.* (Machinery)	346,871
1,377	Realty Income Corp. (Equity Real Estate Investment Trusts (REITs))	112,625
4,197	Redwood Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	68,579
1,579	Regency Centers Corp. (Equity Real Estate Investment Trusts (REITs))	106,172
6,839	Regions Financial Corp. (Banks)	110,108
1,398	Republic Services, Inc. (Commercial Services & Supplies)	122,339
5,739	ResMed, Inc. (Health Care Equipment & Supplies)	848,913
4,495	Retail Properties of America, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	61,851
165	Rockwell Automation, Inc. (Electrical Equipment)	28,378
1,452	Rogers Corp.* (Electronic Equipment, Instruments & Components)	196,717
3,056	Roper Technologies, Inc. (Industrial Conglomerates)	1,029,750
782	Ross Stores, Inc. (Specialty Retail)	85,762
2,900	Ryman Hospitality Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	244,093
3,408	S&P Global, Inc. (Capital Markets)	879,230
432	salesforce.com, Inc.* (Software)	67,604
3,228	Schweitzer-Mauduit International, Inc. (Paper & Forest Products)	130,702
1,113	Science Applications International Corp. (IT Services)	91,956
6,659	Seacoast Banking Corp. of Florida* (Banks)	186,452
881	Sempra Energy (Multi-Utilities)	127,313
354	ServiceNow, Inc.* (Software)	87,530
8,557	Silgan Holdings, Inc. (Containers & Packaging)	263,299

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
2,398	Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	$254,764
3,100	Simmons First National Corp. Class A (Banks)	74,152
5,732	Sirius XM Holdings, Inc. (Media)	38,519
3,020	SiteOne Landscape Supply, Inc.* (Trading Companies & Distributors)	265,941
3,613	Skechers U.S.A., Inc. Class A* (Textiles, Apparel & Luxury Goods)	135,018
7,947	Skyline Champion Corp.* (Household Durables)	224,344
20,486	Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	1,865,455
713	SL Green Realty Corp. (Equity Real Estate Investment Trusts (REITs))	59,607
32,030	SLM Corp. (Consumer Finance)	270,333
529	Snap-on, Inc. (Machinery)	86,052
952	Southwest Airlines Co. (Airlines)	53,436
2,031	Spectrum Brands Holdings, Inc. (Household Products)	101,977
1,190	Spirit Airlines, Inc.* (Airlines)	44,696
882	Spirit Realty Capital, Inc. (Equity Real Estate Investment Trusts (REITs))	43,959
632	Splunk, Inc.* (Software)	75,815
407	SS&C Technologies Holdings, Inc. (Software)	21,168
9,001	STAG Industrial, Inc. (Equity Real Estate Investment Trusts (REITs))	279,391
821	Standard Motor Products, Inc. (Auto Components)	42,988
291	Stanley Black & Decker, Inc. (Machinery)	44,037
6,500	Starbucks Corp. (Hotels, Restaurants & Leisure)	549,640
7,411	Starwood Property Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	182,311
784	State Street Corp. (Capital Markets)	51,799
3,084	Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	126,999
7,422	Stifel Financial Corp. (Capital Markets)	415,484
2,267	Stryker Corp. (Health Care Equipment & Supplies)	490,284
539	Sun Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	87,668
12,989	SunCoke Energy, Inc.* (Metals & Mining)	68,712
1,221	SunTrust Banks, Inc. (Banks)	83,443
4,539	Sykes Enterprises, Inc.* (IT Services)	140,232
9,425	Syneos Health, Inc.* (Life Sciences Tools & Services)	472,664
1,722	SYNNEX Corp. (Electronic Equipment, Instruments & Components)	202,748
915	Synopsys, Inc.* (Software)	124,211
5,377	Synovus Financial Corp. (Banks)	182,119

Common Stocks – (continued)
United States – (continued)
1,730	Sysco Corp. (Food & Staples Retailing)	138,175
1,899	T-Mobile US, Inc.* (Wireless Telecommunication Services)	156,971
2,440	Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	63,098
1,358	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	52,799
2,405	Target Corp. (Multiline Retail)	257,119
1,400	TCF Financial Corp. (Banks)	55,426
1,631	Tetra Tech, Inc. (Commercial Services & Supplies)	142,664
13,665	Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	1,612,333
5,819	Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	328,773
1,301	Textron, Inc. (Aerospace & Defense)	59,963
4,433	The Allstate Corp. (Insurance)	471,760
851	The Bank of New York Mellon Corp. (Capital Markets)	39,784
54,200	The Charles Schwab Corp. (Capital Markets)	2,206,482
593	The Clorox Co. (Household Products)	87,580
9,083	The Coca-Cola Co. (Beverages)	494,388
475	The Cooper Cos., Inc. (Health Care Equipment & Supplies)	138,225
717	The Estee Lauder Cos., Inc. Class A (Personal Products)	133,556
2,100	The Gap, Inc. (Specialty Retail)	34,146
5,200	The Geo Group, Inc. (Equity Real Estate Investment Trusts (REITs))	79,144
641	The Hanover Insurance Group, Inc. (Insurance)	84,426
2,411	The Hartford Financial Services Group, Inc. (Insurance)	137,620
771	The Hershey Co. (Food Products)	113,237
12,775	The Home Depot, Inc. (Specialty Retail)	2,996,759
1,126	The J.M. Smucker Co. (Food Products)	118,996
2,059	The Kraft Heinz Co. (Food Products)	66,567
2,712	The Kroger Co. (Food & Staples Retailing)	66,824
5,600	The Michaels Cos., Inc.* (Specialty Retail)	48,888
1,062	The Mosaic Co. (Chemicals)	21,113
721	The PNC Financial Services Group, Inc. (Banks)	105,771
6,869	The Procter & Gamble Co. (Household Products)	855,259
5,220	The Sherwin-Williams Co. (Chemicals)	2,987,510
6,112	The Southern Co. (Electric Utilities)	382,978
1,773	The Timken Co. (Machinery)	86,877
2,748	The TJX Cos., Inc. (Specialty Retail)	158,422
670	The Travelers Cos., Inc. (Insurance)	87,810
19,122	The Walt Disney Co. (Entertainment)	2,484,330
1,480	The Western Union Co. (IT Services)	37,089
1,200	The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	26,772

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
6,263	Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	$1,891,301
890	Tiffany & Co. (Specialty Retail)	110,814
648	Tractor Supply Co. (Specialty Retail)	61,573
3,008	TTEC Holdings, Inc. (IT Services)	142,489
3,608	Tutor Perini Corp.* (Construction & Engineering)	55,816
659	Twilio, Inc. Class A* (IT Services)	63,633
22,978	Two Harbors Investment Corp. (Mortgage Real Estate Investment Trusts (REITs))	318,705
6,185	Tyson Foods, Inc. Class A (Food Products)	512,056
1,905	U.S. Bancorp (Banks)	108,623
1,630	UDR, Inc. (Equity Real Estate Investment Trusts (REITs))	81,907
2,400	UGI Corp. (Gas Utilities)	114,408
393	Ulta Salon, Cosmetics & Fragrance, Inc.* (Specialty Retail)	91,628
3,141	Umpqua Holdings Corp. (Banks)	49,691
200	UniFirst Corp. (Commercial Services & Supplies)	40,168
414	Union Pacific Corp. (Road & Rail)	68,500
3,838	United Bankshares, Inc. (Banks)	151,755
7,479	United Parcel Service, Inc. Class B (Air Freight & Logistics)	861,356
1,854	United Technologies Corp. (Aerospace & Defense)	266,197
10,314	UnitedHealth Group, Inc. (Health Care Providers & Services)	2,606,348
1,591	Universal Corp. (Tobacco)	87,187
300	Universal Display Corp. (Semiconductors & Semiconductor Equipment)	60,054
7,925	Universal Forest Products, Inc. (Building Products)	399,103
903	Universal Health Services, Inc. Class B (Health Care Providers & Services)	124,126
1,650	Unum Group (Insurance)	45,441
3,643	US Ecology, Inc. (Commercial Services & Supplies)	226,704
4,214	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	408,674
9,339	Valvoline, Inc. (Chemicals)	199,294
457	Varian Medical Systems, Inc.* (Health Care Equipment & Supplies)	55,210
309	Veeva Systems, Inc. Class A* (Health Care Technology)	43,825
1,045	Ventas, Inc. (Equity Real Estate Investment Trusts (REITs))	68,030
566	VeriSign, Inc.* (IT Services)	107,551
673	Verisk Analytics, Inc. (Professional Services)	97,383
14,894	Verizon Communications, Inc. (Diversified Telecommunication Services)	900,640

Common Stocks – (continued)
United States – (continued)
1,200	Vertex Pharmaceuticals, Inc.* (Biotechnology)	234,576
1,382	VF Corp. (Textiles, Apparel & Luxury Goods)	113,725
16,567	Viacom, Inc. Class B (Entertainment)	357,185
70,125	Virtu Financial, Inc. Class A (Capital Markets)	1,189,320
6,058	Virtusa Corp.* (IT Services)	225,842
9,705	Visa, Inc. Class A (IT Services)	1,735,836
1,900	Vistra Energy Corp. (Independent Power and Renewable Electricity Producers)	51,357
295	VMware, Inc. Class A (Software)	46,690
394	Vornado Realty Trust (Equity Real Estate Investment Trusts (REITs))	25,858
1,700	Vulcan Materials Co. (Construction Materials)	242,879
176	W.W. Grainger, Inc. (Trading Companies & Distributors)	54,356
4,145	Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	227,063
3,267	Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)	205,788
1,894	Walmart, Inc. (Food & Staples Retailing)	222,090
4,303	Washington Federal, Inc. (Thrifts & Mortgage Finance)	156,887
614	Waste Management, Inc. (Commercial Services & Supplies)	68,897
126	Waters Corp.* (Life Sciences Tools & Services)	26,664
889	WD-40 Co. (Household Products)	166,599
4,787	Webster Financial Corp. (Banks)	211,107
2,359	WEC Energy Group, Inc. (Multi-Utilities)	222,690
321	WellCare Health Plans, Inc.* (Health Care Providers & Services)	95,209
1,661	Wells Fargo & Co. (Banks)	85,757
1,229	Welltower, Inc. (Equity Real Estate Investment Trusts (REITs))	111,458
7,187	WESCO International, Inc.* (Trading Companies & Distributors)	360,428
1,100	Western Alliance Bancorp (Banks)	54,263
1,452	Western Digital Corp. (Technology Hardware, Storage & Peripherals)	74,996
1,218	Westrock Co. (Containers & Packaging)	45,517
1,400	Whirlpool Corp. (Household Durables)	212,968
147	White Mountains Insurance Group Ltd. (Insurance)	157,437
400	Wintrust Financial Corp. (Banks)	25,528
5,212	Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	154,692
7,816	World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	326,474
1,225	WP Carey, Inc. (Equity Real Estate Investment Trusts (REITs))	112,773
8,250	WPX Energy, Inc.* (Oil, Gas & Consumable Fuels)	82,335

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
447	Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)	$54,239
2,747	Xcel Energy, Inc. (Electric Utilities)	174,462
1,900	Xerox Holdings Corp. (Technology Hardware, Storage & Peripherals)	64,467
661	Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	59,979
1,308	Xylem, Inc. (Machinery)	100,311
2,456	Yelp, Inc.* (Interactive Media & Services)	84,757
14,002	Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	595,085
781	Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	79,436
248	Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	34,281
817	Zions Bancorp NA (Banks)	39,600
4,212	Zoetis, Inc. (Pharmaceuticals)	538,799

		183,228,815

TOTAL COMMON STOCKS
(Cost $336,886,373)		$385,823,595

Shares	Dividend Rate	Value

Preferred Stocks – 0.6%
Brazil – 0.1%
Banco Bradesco SA (Banks)
1,311	6.020%	$11,497
Bradespar SA (Metals & Mining)
1,200	3.820	9,578
Braskem SA Class A (Chemicals)
800	2.670	5,526
Cia Brasileira de Distribuicao (Food & Staples Retailing)
500	1.440	10,347
Cia de Transmissao de Energia Eletrica Paulista (Electric Utilities)
24,800	14.260	145,751
Cia Energetica de Minas Gerais (Electric Utilities)
30,866	4.530	105,054
Gerdau SA (Metals & Mining)
700	1.830	2,344
Gol Linhas Aereas Inteligentes SA* (Airlines)
5,600	0.000	51,106
Itau Unibanco Holding SA (Banks)
750	4.740	6,775
Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)
2,500	4.390	18,944
Telefonica Brasil SA (Diversified Telecommunication Services)
6,670	6.860	88,279

		455,201

Chile – 0.0%
Embotelladora Andina SA (Beverages)
899	4.800%	2,594

Colombia – 0.0%
Bancolombia SA (Banks)
595	2.400	7,767
Grupo Aval Acciones y Valores SA (Banks)
30,535	3.970	12,512

		20,279

Germany – 0.5%
FUCHS PETROLUB SE (Chemicals)
422	2.330	17,979
Henkel AG & Co. KGaA (Household Products)
78	1.950	8,102
Volkswagen AG (Automobiles)
12,061	2.670	2,292,859

		2,318,940

Russia – 0.0%
Transneft PJSC (Oil, Gas & Consumable Fuels)
1	0.000	2,597

TOTAL PREFERRED STOCKS
(Cost $1,915,521)		$2,799,611

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – 0.0%
Food & Drug Retailing – 0.0%
	Britannia Industries Ltd.
INR	17,250	8.000%	08/28/22	$252
	(Cost $246)

Shares		Description	Expiration Date	Value

Rights* – 0.0%
Singapore – 0.0%
	Mapletree Commerical Trust (Equity Real Estate Investment Trusts (REITs))
	7,371		11/07/19	$480

Taiwan – 0.0%
	Cathay Financial Holding Co. (Insurance)
	206		11/25/19	36

Thailand – 0.0%
	TMB Bank PCL (Banks)
	194,665		11/19/19	254

United Arab Emirates – 0.0%
	Emirates NBD PJSC (Banks)
	5,400		11/20/19	5,149

	TOTAL RIGHTS
	(Cost $–)			$5,919

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Exchange Traded Funds – 5.2%
8,861	iShares MSCI Emerging Markets ETF	$377,301
567,000	Vanguard FTSE Emerging Markets ETF	23,728,950

TOTAL EXCHANGE TRADED FUNDS
(Cost $24,052,116)		$24,106,251

Shares	Dividend Rate	Value

Investment Companies(c) – 10.5%
Goldman Sachs Financial Square Government Fund – Class R6 Shares
34,444,680	1.701%	$34,444,680
Goldman Sachs Financial Square Government Fund – Institutional Shares
13,920,727	1.701	13,920,727

TOTAL INVESTMENT COMPANIES
(Cost $48,365,407)		$48,365,407

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $411,219,663)		$461,101,035

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(d)(e) – 0.0%
U.S. Treasury Obligation – 0.0%
United States Treasury Bill
$100,000	0.000%	12/19/19	$99,809
(Cost $99,745)

TOTAL INVESTMENTS – 99.7%
(Cost $411,319,408)			$461,200,844

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			1,240,336

NET ASSETS – 100.0%			$462,441,180

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(c)	Represents an affiliated issuer.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund
GDR	—Global Depository Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2019

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
BNP Paribas SA	AUD	6,050,000	USD	4,119,108	11/04/19	$52,013
	CHF	5,360,000	USD	5,384,546	11/04/19	50,598
	DKK	6,990,000	USD	1,036,382	11/04/19	7,426
	EUR	16,580,000	USD	18,361,463	11/04/19	135,699
	GBP	7,565,000	USD	9,617,052	11/04/19	183,655
	HKD	14,870,000	USD	1,896,566	11/04/19	1,034
	ILS	560,000	USD	158,509	11/04/19	416
	JPY	1,234,000,000	USD	11,327,981	11/05/19	102,307
	NOK	2,700,000	USD	293,509	11/04/19	103
	NZD	220,000	USD	139,385	11/04/19	1,678
	SEK	14,475,000	USD	1,486,247	11/04/19	13,232
	SGD	1,010,000	USD	739,652	11/04/19	2,774
	USD	5,448,062	CHF	5,360,000	11/04/19	12,918
	USD	1,898,127	HKD	14,870,000	11/04/19	527
	USD	194,624	ILS	680,000	11/04/19	1,644
	USD	14,514,816	JPY	1,556,000,000	11/05/19	101,908
	USD	382,343	NOK	3,450,000	11/04/19	7,172
JPMorgan Securities, Inc.	AUD	2,390,000	USD	1,632,012	11/04/19	15,753
	CHF	2,190,000	USD	2,198,909	11/04/19	21,794
	DKK	2,840,000	USD	421,876	11/04/19	2,218
	EUR	6,540,000	USD	7,256,829	11/04/19	39,398
	GBP	3,065,000	USD	3,937,053	11/04/19	33,756
	HKD	6,400,000	USD	816,340	11/04/19	381
	ILS	280,000	USD	79,255	11/04/19	208
	JPY	594,000,000	USD	5,452,853	11/05/19	49,247
	NOK	1,350,000	USD	146,754	11/04/19	52
	NZD	90,000	USD	57,094	11/04/19	613
	SEK	5,625,000	USD	580,698	11/04/19	2,001
	SGD	420,000	USD	308,324	11/04/19	408
	USD	2,225,981	CHF	2,190,000	11/04/19	5,278
	USD	816,948	HKD	6,400,000	11/04/19	227
	USD	80,139	ILS	280,000	11/04/19	677
	USD	5,541,003	JPY	594,000,000	11/05/19	38,903
	USD	149,612	NOK	1,350,000	11/04/19	2,806
State Street Bank and Trust	JPY	535,055	USD	4,948	11/05/19	8

TOTAL						$888,832

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
BNP Paribas SA	ILS	120,000	USD	34,330	11/04/19	$(275)
	JPY	322,000,000	USD	3,001,625	11/05/19	(19,005)
	NOK	750,000	USD	81,822	11/04/19	(263)
	USD	4,090,441	AUD	6,050,000	11/04/19	(80,679)
	USD	3,266,598	AUD	4,780,000	12/03/19	(31,492)
	USD	4,296,648	CHF	4,270,000	12/03/19	(42,637)
	USD	1,031,809	DKK	6,990,000	11/04/19	(11,999)

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
BNP Paribas SA (continued)	USD	818,778	DKK	5,500,000	12/03/19	$(4,280)
	USD	18,264,843	EUR	16,580,000	11/04/19	(232,320)
	USD	14,530,549	EUR	13,070,000	12/03/19	(78,483)
	USD	9,382,993	GBP	7,565,000	11/04/19	(417,715)
	USD	7,663,093	GBP	5,960,000	12/03/19	(65,412)
	USD	1,511,755	HKD	11,850,000	12/03/19	(228)
	USD	158,740	ILS	560,000	12/03/19	(412)
	USD	11,346,591	JPY	1,234,000,000	12/03/19	(103,106)
	USD	293,555	NOK	2,700,000	12/03/19	(98)
	USD	138,437	NZD	220,000	11/04/19	(2,625)
	USD	114,265	NZD	180,000	12/03/19	(1,213)
	USD	1,493,842	SEK	14,475,000	11/04/19	(5,638)
	USD	1,178,851	SEK	11,400,000	12/03/19	(3,974)
	USD	733,110	SGD	1,010,000	11/04/19	(9,317)
	USD	602,155	SGD	820,000	12/03/19	(789)
JPMorgan Securities, Inc.	USD	1,615,893	AUD	2,390,000	11/04/19	(31,872)
	USD	1,633,299	AUD	2,390,000	12/03/19	(15,746)
	USD	2,203,667	CHF	2,190,000	12/03/19	(21,868)
	USD	419,219	DKK	2,840,000	11/04/19	(4,875)
	USD	422,787	DKK	2,840,000	12/03/19	(2,210)
	USD	7,204,588	EUR	6,540,000	11/04/19	(91,639)
	USD	7,270,833	EUR	6,540,000	12/03/19	(39,271)
	USD	3,801,569	GBP	3,065,000	11/04/19	(169,239)
	USD	3,940,835	GBP	3,065,000	12/03/19	(33,639)
	USD	816,475	HKD	6,400,000	12/03/19	(123)
	USD	79,370	ILS	280,000	12/03/19	(206)
	USD	5,461,811	JPY	594,000,000	12/03/19	(49,631)
	USD	146,777	NOK	1,350,000	12/03/19	(49)
	USD	56,633	NZD	90,000	11/04/19	(1,074)
	USD	57,133	NZD	90,000	12/03/19	(607)
	USD	580,508	SEK	5,625,000	11/04/19	(2,191)
	USD	581,670	SEK	5,625,000	12/03/19	(1,961)
	USD	304,857	SGD	420,000	11/04/19	(3,874)
	USD	308,421	SGD	420,000	12/03/19	(404)
State Street Bank and Trust	USD	1,688	JPY	182,527	11/05/19	(3)

TOTAL						$(1,582,442)

FUTURES CONTRACTS — At October 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Mini MSCI EAFE Index	1	12/20/19	$97,860	$2,089
S&P 500 E-Mini Index	306	12/20/19	46,447,740	494,173

TOTAL FUTURES CONTRACTS				$496,262

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments

October 31, 2019

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Debt Obligations – 28.2%
Sovereign – 28.2%
	Abu Dhabi Government International Bond(a)
	$2,031,000	2.500%		09/30/29	$2,018,306
	1,728,000	3.125		09/30/49	1,665,360
	Bonos de la Tesoreria de la Republica
CLP	1,445,365,525	2.000		03/01/35	2,285,938
	Brazil Notas do Tesouro Nacional
BRL	25,502,000	10.000		01/01/23	7,198,115
	10,455,000	10.000		01/01/25	3,060,462
	17,170,000	10.000		01/01/27	5,169,838
	China Government International Bond
	$787,000	3.250		10/19/23	825,063
	Croatia Government International Bond
	1,193,000	6.625		07/14/20	1,228,790
	Dominican Republic
	1,623,000	6.000		07/19/28	1,798,994
	778,000	6.400		06/05/49	841,942
DOP	10,300,000	9.750	(a)	06/05/26	197,599
	Ecuador Government International Bond
	$769,000	9.500	(a)	03/27/30	738,240
	1,432,000	10.750		01/31/29	1,458,402
	Egypt Treasury Bills(b)
EGP	1,675,000	0.000		01/07/20	100,818
	72,000,000	0.000		11/05/19	4,453,784
	30,500,000	0.000		11/12/19	1,880,323
	13,900,000	0.000		11/19/19	854,617
	15,525,000	0.000		12/17/19	942,956
	El Salvador Government International Bond
	$228,000	5.875		01/30/25	237,049
	Federal Republic of Brazil(c)
	2,883,000	4.500		05/30/29	3,040,664
	Government of Jamaica
	819,000	7.875		07/28/45	1,084,663
	Hungary Government Bond
HUF	568,000,000	3.000		08/21/30	2,127,161
	677,310,000	3.250		10/22/31	2,578,693
	$1,912,000	6.375		03/29/21	2,026,720
	Indonesia Treasury Bond
IDR	10,100,000,000	6.625		05/15/33	675,276
	21,316,000,000	7.500		08/15/32	1,532,984
	33,900,000,000	7.500		06/15/35	2,418,094
	77,690,000,000	8.375		03/15/34	5,988,500
	Islamic Republic of Pakistan
	$886,000	6.875		12/05/27	884,892
	Kingdom of Jordan
	714,000	7.375		10/10/47	753,493
	Kuwait International Government Bond
	345,000	2.750		03/20/22	350,175
	200,000	3.500		03/20/27	215,375
	Malaysia Government Bond
MYR	5,799,000	3.480		03/15/23	1,397,841
	1,926,000	3.844		04/15/33	465,571
	13,753,000	3.885		08/15/29	3,412,334
	6,930,000	3.899		11/16/27	1,706,414
	5,120,000	4.181		07/15/24	1,267,842
	2,440,000	4.893		06/08/38	664,977

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Mexico Government International Bond
	$1,031,000	4.500		04/22/29	1,135,067
	Mongolia Government International Bond
	724,000	5.625		05/01/23	741,648
	Nigeria T – Bill
NGN	377,832,000	1.000		09/17/20	926,177
	227,168,000	13.300		09/17/20	556,856
	Oman Government International Bond
	$849,000	4.875	(a)	02/01/25	853,245
	870,000	6.500		03/08/47	804,750
	166,000	6.500		03/08/47	153,550
	837,000	6.750		01/17/48	784,164
	Panama Notas del Tesoro(a)
	512,000	3.750		04/17/26	533,888
	Perusahaan Penerbit SBSN Indonesia III
	341,000	4.325		05/28/25	366,255
	Poland Government Bond
PLN	20,250,000	2.750		10/25/29	5,669,777
	Republic of Angola
	$993,000	9.500		11/12/25	1,118,366
	Republic of Argentina
	2,478,000	5.875		01/11/28	947,835
	793,000	6.875		04/22/21	357,593
	Republic of Azerbaijan
	1,000,000	5.125		09/01/29	1,086,244
	135,000	5.125		09/01/29	146,643
	Republic of Bahrain(a)
	925,000	5.625		09/30/31	969,529
	Republic of Chile(c)
	1,417,000	3.500		01/25/50	1,524,161
	Republic of Colombia
	751,000	4.500	(c)	03/15/29	836,661
	1,192,000	5.000	(c)	06/15/45	1,389,797
COP	6,985,400,000	6.000		04/28/28	2,084,729
	3,000,000,000	7.000		05/04/22	929,325
	5,389,200,000	7.500		08/26/26	1,760,881
	7,499,500,000	7.750		09/18/30	2,510,824
	7,402,300,000	10.000		07/24/24	2,621,838
	Republic of Costa Rica
	$639,000	4.250		01/26/23	626,619
	318,000	7.158		03/12/45	316,609
	Republic of Egypt
	784,000	7.600		03/01/29	831,040
	820,000	8.500		01/31/47	861,256
	911,000	8.500		01/31/47	956,835
	Republic of El Salvador
	309,000	7.375		12/01/19	309,869
	Republic of Gabon
	400,000	6.375		12/12/24	397,875
	Republic of Ghana
	596,000	8.125		03/26/32	602,705
	707,000	7.875		03/26/27	735,280
	Republic of Guatemala(c)
	700,000	4.900		06/01/30	745,063

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Indonesia
	$748,000	3.850%		07/18/27	$791,945
	1,853,000	4.125		01/15/25	1,971,129
	771,000	4.625		04/15/43	860,629
IDR	11,565,000,000	7.000		05/15/27	835,840
	12,280,000,000	8.250		05/15/29	950,941
	22,001,000,000	8.375		09/15/26	1,711,555
	22,339,000,000	9.000		03/15/29	1,799,119
	Republic of Iraq(c)
	$839,000	5.800		01/15/28	804,391
	Republic of Ivory Coast(c)(d)
	126,720	5.750		12/31/32	125,374
	520,960	5.750		12/31/32	515,425
	Republic of Kenya
	1,070,000	7.000		05/22/27	1,119,487
	Republic of Korea
	526,000	2.000		06/19/24	526,732
	790,000	2.500		06/19/29	802,761
	Republic of Lebanon
	404,000	6.000		01/27/23	239,370
	535,000	6.000		01/27/23	316,988
	992,000	6.100		10/04/22	595,200
	325,000	6.600		11/27/26	180,375
	567,000	6.650		11/03/28	316,103
	Republic of Lithuania
	641,000	7.375		02/11/20	650,012
	Republic of Namibia
	255,000	5.250		10/29/25	259,622
	Republic of Nigeria
	975,000	8.747		01/21/31	1,074,023
	Republic of Nigeria
	96,000	7.625		11/28/47	93,540
	1,090,000	7.875		02/16/32	1,124,062
	Republic of Panama
	610,000	3.160	(c)	01/23/30	630,588
	594,000	3.870	(c)	07/23/60	634,838
	411,000	4.500		05/15/47	484,852
	Republic of Peru
	2,341,000	2.844		06/20/30	2,416,351
PEN	1,410,000	5.400	(a)	08/12/34	447,394
	2,158,000	6.150	(a)	08/12/32	733,526
	4,809,000	6.900		08/12/37	1,748,744
	2,478,000	6.950		08/12/31	894,263
	Republic of Philippines
	$664,000	3.750		01/14/29	738,493
	2,129,000	4.000		01/15/21	2,180,894
PHP	25,000,000	5.500		03/08/23	515,119
	Republic of Poland
PLN	14,201,000	2.500		07/25/27	3,868,222
	$1,659,000	5.000		03/23/22	1,779,277
	Republic of Qatar
	941,000	4.000		03/14/29	1,045,980
	1,857,000	4.817		03/14/49	2,284,110
	Republic of Romania
RON	8,855,000	4.250		06/28/23	2,113,063
	1,985,000	5.000		02/12/29	492,296
	3,930,000	5.850		04/26/23	984,928

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Senegal
	$497,000	6.250%		07/30/24	$542,662
	Republic of Serbia
	415,000	7.250		09/28/21	452,350
	Republic of South Africa
	972,000	4.850		09/30/29	959,850
	1,600,000	5.750		09/30/49	1,545,280
ZAR	51,600,000	6.500		02/28/41	2,365,502
	23,100,000	8.250		03/31/32	1,385,911
	76,425,000	8.500		01/31/37	4,472,125
	44,642,000	8.750		01/31/44	2,593,424
	40,104,467	8.750		02/28/48	2,323,216
	12,150,000	8.875		02/28/35	747,175
	Republic of Sri Lanka
	$765,000	6.350	(a)	06/28/24	774,562
	1,662,000	6.850		11/03/25	1,684,333
	Republic of Turkey
	1,202,000	6.350		08/10/24	1,237,684
	2,135,000	7.625		04/26/29	2,291,789
TRY	7,475,000	9.500		01/12/22	1,240,767
	7,025,000	10.500		08/11/27	1,109,550
	4,044,823	10.700		02/17/21	695,450
	7,588,100	11.000		03/02/22	1,291,394
	7,531,103	11.000		02/24/27	1,223,734
	2,350,000	16.200		06/14/23	453,168
	Republic of Uruguay(c)
	$2,195,940	4.375		01/23/31	2,450,532
	Republic of Venezuela(e)
	85,000	6.000		12/09/20	8,075
	190,000	7.000		03/31/38	18,050
	199,000	7.650		04/21/25	18,905
	110,000	7.750		10/13/19	10,450
	175,000	8.250		10/13/24	16,625
	203,000	9.000		05/07/23	19,285
	Republic Of Venezuela(e)
	165,000	9.250		09/15/27	15,675
	Republic of Venezuela(e)
	145,000	9.250		05/07/28	13,775
	152,000	9.375		01/13/34	14,440
	205,000	11.750		10/21/26	19,475
	205,000	11.950		08/05/31	19,475
	140,000	12.750		08/23/22	13,300
	Republic of Zambia
	675,000	8.500		04/14/24	476,719
	Romanian Government International Bond
	96,000	5.125		06/15/48	110,430
	996,000	6.750		02/07/22	1,094,044
	Russian Federation Bond
RUB	273,300,000	6.900		05/23/29	4,425,182
	92,400,000	7.050		01/19/28	1,509,079
	135,100,000	7.100		10/16/24	2,193,351
	203,000,000	7.700		03/23/33	3,484,930
	102,576,000	7.750		09/16/26	1,732,766
	67,550,000	8.150		02/03/27	1,166,404
	97,200,000	8.500		09/17/31	1,766,312

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2019

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Russian Foreign Bond – Eurobond
	$600,000	4.375%		03/21/29	$649,800
	1,800,000	5.100		03/28/35	2,077,200
	1,000,000	5.100		03/28/35	1,154,000
	Saudi Government International Bond
	200,000	4.500		10/26/46	220,000
	627,000	4.625		10/04/47	702,554
	Thailand Government Bond
THB	55,888,000	3.300		06/17/38	2,316,345
	67,800,000	3.400		06/17/36	2,792,415
	Ukraine Government Bond
UAH	16,500,000	0.000	(b)	12/04/19	655,913
	14,000,000	0.000	(b)	04/01/20	530,197
	23,980,000	0.010	(b)	01/29/20	931,523
	$200,000	7.375		09/25/32	209,125
	379,000	7.750		09/01/20	389,233
UAH	16,500,000	14.500		08/19/20	661,863
	8,146,000	14.640		06/10/20	325,832
	7,354,000	17.250		09/30/20	301,354
	Ukraine Government International Bond
	$271,000	7.750		09/01/21	283,331
	423,000	7.750		09/01/22	449,649
	948,000	8.994		02/01/24	1,053,702
	United Mexican States
MXN	31,810,000	5.750		03/05/26	1,572,044
	55,050,000	7.500		06/03/27	2,985,246
	32,260,000	7.750		05/29/31	1,789,560
	72,950,000	7.750		11/13/42	4,030,748
	11,540,000	8.000		09/05/24	633,805
	32,250,000	8.500		11/18/38	1,913,455
	76,400,000	10.000		12/05/24	4,546,261

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $223,713,603)				$231,561,140

Corporate Obligations – 44.0%
Aerospace & Defense – 0.7%
	F-Brasile SpA/F-Brasile US LLC(a)(c)
	$1,000,000	7.375%		08/15/26	$1,021,360
	Monitronics International, Inc.(f)
	1,750,000	9.125		04/01/20	—
	TransDigm, Inc.(c)
	1,028,000	6.000		07/15/22	1,045,579
	2,305,000	6.250	(a)	03/15/26	2,469,231
	Triumph Group, Inc.(c)
	1,080,000	7.750		08/15/25	1,077,300

					5,613,470

Agriculture(a) – 0.4%
	JBS Investments II GmbH(c)
	1,230,000	7.000		01/15/26	1,333,012
	MHP Lux SA
	589,000	6.250		09/19/29	566,176

Corporate Obligations – (continued)
Agriculture(a) – (continued)
	Vector Group Ltd.(c)
	575,000	6.125		02/01/25	550,563
	850,000	10.500		11/01/26	864,875

					3,314,626

Automotive(a) – 0.6%
	Adient US LLC(c)
	760,000	7.000		05/15/26	799,900
	Delphi Technologies PLC
	2,110,000	5.000		10/01/25	1,830,425
	IHO Verwaltungs GmbH(c)(g)
	(PIK 6.750%, Cash 6.000%)
	685,000	6.000		05/15/27	706,406
	(PIK 7.125%, Cash 6.375%)
	535,000	6.375		05/15/29	551,050
	Tesla, Inc.(c)
	1,379,000	5.300		08/15/25	1,303,155

					5,190,936

Banks – 2.5%
	Banca Monte dei Paschi di Siena SpA(c)(h) (5 year EUR Swap + 5.005%)
EUR	1,569,000	5.375		01/18/28	1,360,551
	Banco Internacional del Peru SAA Interbank(a)
	$732,000	3.250		10/04/26	730,170
	Barclays PLC(c)(h)
	(5 year CMT + 5.672%)
	1,430,000	8.000		12/31/99	1,560,163
	(5 year USD Swap + 4.842%)
	1,755,000	7.750		12/31/99	1,870,791
	BBVA Bancomer SA(a)(c)(h) (5 year CMT + 4.308%)
	2,500,000	5.875		09/13/34	2,539,800
	Freedom Mortgage Corp.(a)(c)
	1,005,000	8.125		11/15/24	943,444
	2,298,000	8.250		04/15/25	2,162,992
	Intesa Sanpaolo SpA
	1,300,000	5.710	(a)	01/15/26	1,389,375
	(5 year EUR Swap + 7.192%)
EUR	900,000	7.750	(c)(h)	12/29/49	1,195,741
	(5 year USD Swap + 5.462%)
	$500,000	7.700	(a)(c)(h)	12/29/49	526,250
	Lloyds Banking Group PLC(c)(h)(5 year USD Swap + 4.496%)
	140,000	7.500		12/31/99	153,713
	UniCredit SpA
	1,000,000	6.572	(a)	01/14/22	1,076,070
	(5 Year USD ICE Swap + 3.703%)
	2,350,000	5.861	(a)(c)(h)	06/19/32	2,449,875
	(5 year USD ICE Swap + 4.914%)
	760,000	7.296	(a)(c)(h)	04/02/34	874,000
	(5 year USD Swap + 5.180%)
	1,270,000	8.000	(c)(h)	04/03/49	1,339,850

					20,172,785

Building Materials(a)(c) – 0.1%
	Norbord, Inc.
	737,000	5.750		07/15/27	766,480

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Chemicals(a)(c) – 1.3%
	Alpha 3 B.V./Alpha US Bidco, Inc.
	$1,400,000	6.250%		02/01/25	$1,407,000
	Cornerstone Chemical Co.
	2,830,000	6.750		08/15/24	2,603,600
	Hexion, Inc.
	1,160,000	7.875		07/15/27	1,116,500
	Neon Holdings, Inc.
	1,260,000	10.125		04/01/26	1,247,400
	Rain CII Carbon LLC/CII Carbon Corp.
	3,000,000	7.250		04/01/25	2,913,750
	Starfruit Finco B.V./Starfruit US Holdco LLC
	1,650,000	8.000		10/01/26	1,656,187

					10,944,437

Coal(a)(c) – 0.2%
	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.
	1,563,000	7.500		06/15/25	1,328,550

Commercial Services(c) – 1.9%
	AA Bond Co, Ltd.
GBP	1,080,000	4.875		07/31/24	1,385,730
	Capitol Investment Merger Sub 2 LLC(a)
	$1,644,000	10.000		08/01/24	1,689,210
	GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC(a)
	1,460,000	7.125		07/31/26	1,517,488
	Global A&T Electronics Ltd.
	3,959,000	8.500		01/12/23	3,701,665
	Herc Holdings, Inc.(a)
	2,286,000	5.500		07/15/27	2,383,155
	Team Health Holdings, Inc.(a)
	650,000	6.375		02/01/25	420,875
	United Rentals North America, Inc.
	865,000	6.500		12/15/26	935,281
	973,000	5.250		01/15/30	1,022,866
	Verisure Midholding AB
EUR	1,260,000	5.750		12/01/23	1,446,621
	Verscend Escrow Corp.(a)
	$990,000	9.750		08/15/26	1,056,825

					15,559,716

Computers(c) – 0.1%
	Banff Merger Sub, Inc.
EUR	450,000	8.375		09/01/26	469,418
	700,000	8.375	(a)	09/01/26	729,964

					1,199,382

Diversified Financial Services – 2.5%
	Avation Capital SA(a)(c)
	$2,340,000	6.500		05/15/21	2,433,600
	Bracken MidCo1 PLC(c)(g)(PIK 10.375%, Cash 8.875%)
GBP	900,000	8.875		10/15/23	1,119,019
	Global Aircraft Leasing Co. Ltd.(a)(c)(g)(PIK 7.250%, Cash 6.500%)
	$3,823,000	6.500		09/15/24	3,904,239

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
	Jerrold Finco PLC(c)
GBP	850,000	6.125		01/15/24	1,123,498
	Mulhacen Pte Ltd.(c)(g)(PIK 7.250%, Cash 6.500%)
EUR	1,476,263	6.500		08/01/23	1,341,878
	Nationstar Mortgage Holdings, Inc.(a)(c)
	$1,200,000	8.125		07/15/23	1,270,500
	2,670,000	9.125		07/15/26	2,920,312
	Springleaf Finance Corp.
	2,015,000	6.875		03/15/25	2,276,950
	2,118,000	7.125		03/15/26	2,417,168
	Voyager Aviation Holdings LLC/Voyager Finance Co.(a)(c)
	1,500,000	8.500		08/15/21	1,552,500

					20,359,664

Electrical – 1.2%
	Drax Finco PLC(a)(c)
	2,133,000	6.625		11/01/25	2,250,315
	Eskom Holdings SOC Ltd.
	326,000	5.750		01/26/21	328,649
	542,000	6.750		08/06/23	558,938
	NRG Energy, Inc.(c)
	1,285,000	7.250		05/15/26	1,407,075
	Perusahaan Listrik Negara PT(a)
	478,000	3.375		02/05/30	472,742
	478,000	4.375		02/05/50	472,264
	Talen Energy Supply LLC(a)(c)
	1,321,000	7.250		05/15/27	1,317,697
	1,430,000	6.625		01/15/28	1,383,525
	Vistra Operations Co. LLC(a)(c)
	1,215,000	5.500		09/01/26	1,281,825

					9,473,030

Energy – Exploration & Production(e)(f) – 0.0%
	Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC
	700,000	10.000		06/01/20	—

Engineering & Construction – 0.6%
	Bioceanico Sovereign Certificate Ltd.(b)
	1,080,000	0.000		06/05/34	750,600
	New Enterprise Stone & Lime Co., Inc.(a)(c)
	905,000	6.250		03/15/26	942,331
	Tutor Perini Corp.(a)(c)
	1,610,000	6.875		05/01/25	1,601,950
	Weekley Homes LLC/Weekley Finance Corp.(c)
	1,385,000	6.625		08/15/25	1,416,163

					4,711,044

Entertainment(c) – 1.5%
	AMC Entertainment Holdings, Inc.
	1,520,000	5.875		11/15/26	1,385,100
	Caesars Resort Collection LLC/CRC Finco, Inc.(a)
	1,960,000	5.250		10/15/25	2,001,650
	Cirsa Finance International Sarl(a)
	1,334,000	7.875		12/20/23	1,409,038
EUR	860,000	4.750		05/22/25	997,610
	Golden Entertainment, Inc.(a)
	$965,000	7.625		04/15/26	1,014,456

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2019

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Entertainment(c) – (continued)
	International Game Technology PLC(a)
	$840,000	6.250%		01/15/27	$936,600
	Scientific Games International, Inc.
EUR	1,543,000	5.500		02/15/26	1,677,369
	$1,780,000	8.250	(a)	03/15/26	1,882,350
	Twin River Worldwide Holdings, Inc.(a)
	765,000	6.750		06/01/27	803,250

					12,107,423

Environmental(a)(c) – 0.1%
	GFL Environmental, Inc.
	500,000	5.375		03/01/23	515,000
	500,000	8.500		05/01/27	550,000

					1,065,000

Food & Drug Retailing – 1.6%
	Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC(c)
	1,820,000	5.750		03/15/25	1,879,150
	1,219,000	7.500	(a)	03/15/26	1,363,756
	Alicorp SAA(a)
PEN	1,250,000	6.875		04/17/27	403,904
	B&G Foods, Inc.(c)
	$2,190,000	5.250		09/15/27	2,184,525
	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(a)(c)
	1,074,000	6.500		04/15/29	1,192,140
	1,662,000	5.500		01/15/30	1,790,805
	New Albertsons LP
	645,000	8.700		05/01/30	675,638
	Post Holdings, Inc.(a)(c)
	970,000	5.000		08/15/26	1,008,800
	2,190,000	5.500		12/15/29	2,304,975

					12,803,693

Forest Products&Paper(c) – 0.9%
	Celulosa Arauco y Constitucion SA(a)
	278,000	4.200		01/29/30	277,027
	Eldorado Intl. Finance GmbH
	1,900,000	8.625		06/16/21	1,985,500
	Resolute Forest Products, Inc.
	2,974,000	5.875		05/15/23	2,959,130
	Schweitzer-Mauduit International, Inc.(a)
	1,900,000	6.875		10/01/26	2,028,250

					7,249,907

Gaming(a)(c) – 0.1%
	Station Casinos LLC
	930,000	5.000		10/01/25	940,462

Healthcare Providers & Services – 2.2%
	Air Medical Group Holdings, Inc.(a)(c)
	2,075,000	6.375		05/15/23	1,753,375
	Charles River Laboratories International, Inc.(a)(c)
	755,000	5.500		04/01/26	807,850
	CHS/Community Health Systems, Inc.(a)(c)
	1,055,000	8.625		01/15/24	1,076,100
	2,250,000	8.000		03/15/26	2,199,375

Corporate Obligations – (continued)
Healthcare Providers & Services – (continued)
	Encompass Health Corp.(c)
	850,000	4.500		02/01/28	867,000
	1,530,000	4.750		02/01/30	1,577,812
	HCA, Inc.
	1,125,000	7.500		02/15/22	1,248,750
	900,000	5.250		04/15/25	1,001,250
	RegionalCare Hospital Partners Holdings, Inc.(a)(c)
	1,020,000	8.250		05/01/23	1,088,850
	RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.(a)(c)
	1,764,000	9.750		12/01/26	1,935,990
	Tenet Healthcare Corp.
	567,000	8.125		04/01/22	613,777
	530,000	6.750		06/15/23	561,800
	700,000	4.625	(c)	07/15/24	719,250
	655,000	7.000	(c)	08/01/25	678,744
	1,285,000	4.875	(a)(c)	01/01/26	1,329,975
	435,000	6.250	(a)(c)	02/01/27	460,013
	WellCare Health Plans, Inc.(c)
	395,000	5.250		04/01/25	412,775

					18,332,686

Home Builders(c) – 0.2%
	KB Home
	1,012,000	4.800		11/15/29	1,020,855
	Mattamy Group Corp.(a)
	890,000	6.500		10/01/25	941,175

					1,962,030

Household Products(a)(c) – 0.3%
	Spectrum Brands, Inc.
	2,000,000	5.000		10/01/29	2,042,500

Insurance(a) – 0.6%
	Fidelity & Guaranty Life Holdings, Inc.(c)
	3,778,000	5.500		05/01/25	4,042,460
	MGIC Investment Corp.
	850,000	9.000		04/01/63	1,144,020

					5,186,480

Internet – 0.9%
	Getty Images, Inc.(a)(c)
	810,000	9.750		03/01/27	812,025
	Netflix, Inc.
	680,000	5.875		02/15/25	750,550
EUR	1,531,000	3.875		11/15/29	1,748,624
	$2,000,000	4.875	(a)(c)	06/15/30	2,022,500
	Photo Holdings Merger Sub, Inc.(a)(c)
	1,123,000	8.500		10/01/26	985,432
	Symantec Corp.(a)(c)
	1,020,000	5.000		04/15/25	1,045,500

					7,364,631

Investment Companies(a)(c) – 0.2%
	FS Energy & Power Fund
	1,050,000	7.500		08/15/23	1,060,500

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Investment Companies(a)(c) – (continued)
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.
	$910,000	4.750%		09/15/24	$919,100

					1,979,600

Iron/Steel – 1.0%
	ArcelorMittal
	965,000	5.500		03/01/21	1,004,507
	Baffinland Iron Mines Corp./Baffinland Iron Mines LP(a)(c)
	2,659,000	8.750		07/15/26	2,659,000
	Cleveland-Cliffs, Inc.(a)(c)
	1,100,000	5.875		06/01/27	1,045,000
	Mineral Resources Ltd.(a)(c)
	3,620,000	8.125		05/01/27	3,791,950

					8,500,457

Leisure Time(a)(c) – 0.1%
	LTF Merger Sub, Inc.
	950,000	8.500		06/15/23	971,375

Lodging(c) – 0.6%
	Diamond Resorts International, Inc.(a)
	1,460,000	10.750		09/01/24	1,511,100
	Inn of the Mountain Gods Resort & Casino(g)(PIK 9.250% or Cash 9.250%)
	1,112,456	9.250		11/30/20	1,104,113
	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.(a)
	2,304,000	5.875		05/15/25	2,280,960

					4,896,173

Machinery – Construction & Mining(a)(c) – 0.1%
	Vertiv Group Corp.
	730,000	9.250		10/15/24	686,200

Media – 6.2%
	Altice Financing SA(a)(c)
	2,205,000	7.500		05/15/26	2,340,056
	Altice Finco SA(a)(c)
	1,690,000	7.625		02/15/25	1,730,137
	Altice Luxembourg SA(a)(c)
EUR	1,330,000	8.000		05/15/27	1,626,952
	$1,520,000	10.500		05/15/27	1,719,500
	CCO Holdings LLC/CCO Holdings Capital Corp.(a)(c)
	1,780,000	5.375		05/01/25	1,842,300
	2,303,000	5.375		06/01/29	2,455,574
	Cengage Learning, Inc.(a)(c)
	1,040,000	9.500		06/15/24	930,800
	Clear Channel Worldwide Holdings, Inc.(a)(c)
	1,000,000	5.125		08/15/27	1,040,000
	CSC Holdings LLC(a)(c)
	1,195,000	7.500		04/01/28	1,345,869
	970,000	6.500		02/01/29	1,083,975
	2,800,000	5.750		01/15/30	2,933,000
	Cumulus Media New Holdings, Inc.(a)(c)
	595,000	6.750		07/01/26	630,700
	Diamond Sports Group LLC/Diamond Sports Finance Co.(a)(c)
	2,420,000	6.625		08/15/27	2,495,625

Corporate Obligations – (continued)
Media – (continued)
	DISH DBS Corp.
	615,000	5.000		03/15/23	618,844
	310,000	5.875		11/15/24	310,000
	Gray Television, Inc.(a)(c)
	1,606,000	7.000		05/15/27	1,756,562
	iHeartCommunications, Inc.(c)
	216,446	6.375		05/01/26	232,679
	392,309	8.375		05/01/27	420,751
	LCPR Senior Secured Financing DAC(a)(c)
	1,800,000	6.750		10/15/27	1,838,250
	Liberty Interactive LLC(c)
	3,996,050	4.000		11/15/29	2,782,250
	893,237	3.750		02/15/30	627,499
	McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance(a)(c)
	225,000	7.875		05/15/24	187,875
	Salem Media Group, Inc.(a)(c)
	1,585,000	6.750		06/01/24	1,355,175
	Sinclair Television Group, Inc.(a)(c)
	600,000	5.625		08/01/24	618,000
	780,000	5.875		03/15/26	815,100
	Sirius XM Radio, Inc.(a)(c)
	865,000	5.500		07/01/29	935,281
	Summer BidCo B.V.(c)(g)
EUR	200,000	9.000		11/15/25	232,462
	(PIK 9.750%, Cash 9.000%)
	723,000	9.000	(a)	11/15/25	839,959
	TEGNA, Inc.(a)(c)
	$3,108,000	5.000		09/15/29	3,154,620
	Telenet Finance Luxembourg Notes Sarl(a)(c)
	1,200,000	5.500		03/01/28	1,273,500
	The McClatchy Co.(c)
	1,802,000	9.000		07/15/26	1,693,880
	UPC Holding BV(c)
EUR	770,000	3.875		06/15/29	889,242
	UPCB Finance IV Ltd.(a)(c)
	$1,230,000	5.375		01/15/25	1,268,438
	Urban One, Inc.(a)(c)
	2,665,000	7.375		04/15/22	2,571,725
	Virgin Media Finance PLC(a)(c)
	1,450,000	5.750		01/15/25	1,493,500
	Ziggo BV(a)(c)
	1,695,000	5.500		01/15/27	1,777,631
	873,000	4.875		01/15/30	885,077

					50,752,788

Media – Non Cable(e)(f) – 0.0%
	Clear Channel Communications, Inc.
	375,000	9.000		12/15/19	—
	930,000	9.000		03/01/21	—

					—

Mining(c) – 1.3%
	Eldorado Gold Corp.(a)
	1,745,000	9.500		06/01/24	1,884,600

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2019

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Mining(c) – (continued)
	First Quantum Minerals Ltd.(a)
	$735,000	7.250%		04/01/23	$738,925
	1,560,000	6.500		03/01/24	1,528,800
	1,555,000	7.500		04/01/25	1,556,944
	Freeport-McMoRan, Inc.
	247,000	3.875		03/15/23	250,705
	1,550,000	5.450		03/15/43	1,437,625
	KME AG
EUR	564,000	6.750		02/01/23	514,552
	Mountain Province Diamonds, Inc.(a)
	$1,045,000	8.000		12/15/22	1,013,650
	New Gold, Inc.(a)
	590,000	6.250		11/15/22	590,000
	415,000	6.375		05/15/25	394,250
	Northwest Acquisitions ULC/Dominion Finco, Inc.(a)
	1,260,000	7.125		11/01/22	626,850

					10,536,901

Miscellaneous Manufacturing(a)(c) – 0.2%
	LSB Industries, Inc.
	1,505,000	9.625		05/01/23	1,595,300

Oil Field Services – 3.4%
	Ascent Resources Utica Holdings LLC/ARU Finance Corp.(a)(c)
	899,000	7.000		11/01/26	685,488
	Chesapeake Energy Corp.(c)
	935,000	7.500		10/01/26	589,050
	Citgo Holding, Inc.(a)(c)
	478,000	9.250		08/01/24	498,315
	Denbury Resources, Inc.(a)(c)
	750,000	7.750		02/15/24	545,625
	Ecopetrol SA
	638,000	5.875		09/18/23	709,456
	Empresa Nacional del Petroleo
	1,121,000	4.750		12/06/21	1,161,636
	Endeavor Energy Resources LP/EER Finance, Inc.(a)(c)
	1,486,000	5.500		01/30/26	1,530,580
	Energy Ventures Gom LLC/EnVen Finance Corp.(a)(c)
	479,000	11.000		02/15/23	471,815
	Extraction Oil & Gas, Inc.(a)(c)
	1,940,000	5.625		02/01/26	795,400
	Gulfport Energy Corp.(c)
	664,000	6.375		01/15/26	398,400
	KazMunayGas National Co. JSC
	1,228,000	3.875		04/19/22	1,259,314
	MEG Energy Corp.(a)(c)
	870,000	7.000		03/31/24	828,675
	Noble Holding International Ltd.(c)
	895,000	7.750		01/15/24	554,900
	670,000	8.950		04/01/45	286,861
	Petrobras Global Finance B.V.
	809,000	5.093	(a)	01/15/30	855,922
	2,120,000	6.900		03/19/49	2,456,788
	Petroleos de Venezuela SA(e)
	700,000	6.000		11/15/26	42,875
	Petroleos Mexicanos(a)(c)
	2,813,000	6.840		01/23/30	2,999,361

Corporate Obligations – (continued)
Oil Field Services – (continued)
	Rowan Cos., Inc.(c)
	591,000	7.375		06/15/25	325,050
	350,000	5.850		01/15/44	141,750
	Saudi Arabian Oil Co.
	696,000	4.250	(a)	04/16/39	745,256
	1,211,000	4.250		04/16/39	1,296,703
	Sinopec Group Overseas Development 2018 Ltd.(a)(c)
	1,792,000	2.500		08/08/24	1,793,487
	SM Energy Co.(c)
	1,497,000	5.625		06/01/25	1,264,965
	The Oil and Gas Holding Co. BSCC
	973,000	7.500		10/25/27	1,087,023
	414,000	8.375		11/07/28	485,933
	Transocean Poseidon Ltd.(a)(c)
	1,070,000	6.875		02/01/27	1,080,700
	Transocean, Inc.
	910,000	7.500		04/15/31	618,800
	USA Compression Partners LP/USA Compression Finance Corp.(c)
	1,755,000	6.875		04/01/26	1,761,581
	YPF SA(a)(c)
	285,000	8.500		06/27/29	216,377

					27,488,086

Packaging(a)(c) – 0.5%
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
	1,560,000	4.625		05/15/23	1,591,200
	565,000	4.125		08/15/26	570,650
	Intertape Polymer Group, Inc.
	735,000	7.000		10/15/26	764,400
	Trivium Packaging Finance B.V.
EUR	508,000	3.750		08/15/26	588,442
	$612,000	5.500		08/15/26	640,305

					4,154,997

Pharmaceuticals – 0.6%
	Bausch Health Americas, Inc.(a)(c)
	875,000	8.500		01/31/27	983,281
	Endo Dac/Endo Finance LLC/Endo Finco, Inc.(a)(c)
	770,000	6.000		07/15/23	509,163
	Nidda Healthcare Holding GmbH(a)(c)
EUR	665,000	3.500		09/30/24	765,712
	Par Pharmaceutical, Inc.(a)(c)
	$1,205,000	7.500		04/01/27	1,147,762
	Teva Pharmaceutical Finance Co. B.V.
	1,000,000	2.950		12/18/22	910,000
	Teva Pharmaceutical Finance Netherlands III BV
	1,105,000	3.150		10/01/26	832,894

					5,148,812

Pipelines – 1.1%
	Cheniere Corpus Christi Holdings LLC(c)
	90,000	7.000		06/30/24	103,500
	645,000	5.125		06/30/27	697,406
	CNX Midstream Partners LP/CNX Midstream Finance Corp.(a)(c)
	1,445,000	6.500		03/15/26	1,347,463

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pipelines – (continued)
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.(c)
	$980,000	5.750%		04/01/25	$1,009,400
	DCP Midstream Operating LP
	375,000	8.125		08/16/30	461,250
	EnLink Midstream LLC(c)
	1,896,000	5.375		06/01/29	1,709,985
	Global Partners LP/GLP Finance Corp.(a)(c)
	942,000	7.000		08/01/27	979,680
	KazTransGas JSC
	1,471,000	4.375		09/26/27	1,543,631
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.(c)
	1,250,000	5.375		02/01/27	1,287,500

					9,139,815

Real Estate – 1.1%
	China Evergrande Group(c)
	1,890,000	8.250		03/23/22	1,750,612
	Haya Finance 2017 SA(c)
EUR	234,000	5.250		11/15/22	245,084
	Kaisa Group Holdings Ltd.(a)(c)
	$1,000,000	11.950		10/22/22	1,016,250
	Realogy Group LLC/Realogy Co-Issuer Corp.(a)(c)
	1,033,000	9.375		04/01/27	1,014,923
	Saracen Development LLC(a)(c)(f)(g)
	1,180,000	11.000		10/15/25	1,180,000
	Sunac China Holdings Ltd.(c)
	1,027,000	7.875		02/15/22	1,050,403
	1,620,000	8.350		04/19/23	1,666,575
	WeWork Cos., Inc.(a)
	1,430,000	7.875		05/01/25	1,201,200

					9,125,047

Real Estate Investment Trust(c) – 0.5%
	Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL(a)
	1,600,000	5.750		05/15/26	1,664,707
	CTR Partnership LP/CareTrust Capital Corp.
	975,000	5.250		06/01/25	1,014,000
	Iron Mountain, Inc.(a)
	920,000	4.875		09/15/29	938,400
	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC(a)
	180,000	7.125		12/15/24	149,400
	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC(a)
	125,000	6.000		04/15/23	119,063

					3,885,570

Retailing – 1.2%
	1011778 BC ULC/New Red Finance, Inc.(a)(c)
	550,000	4.250		05/15/24	564,437
	1,263,000	5.000		10/15/25	1,304,047
	Carvana Co.(a)(c)
	1,120,000	8.875		10/01/23	1,159,200
	Guitar Center Escrow Issuer, Inc.(a)(c)
	730,000	9.500		10/15/21	675,250

Corporate Obligations – (continued)
Retailing – (continued)
	Guitar Center, Inc.(a)(c)(g)(PIK 8.000%, Cash 5.000%)
	1,855,627	13.000		04/15/22	1,484,502
	JC Penney Corp., Inc.
	1,285,000	6.375		10/15/36	433,688
	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)(c)
	215,000	5.250		06/01/26	226,825
	820,000	4.750		06/01/27	856,900
	Neiman Marcus Group Ltd. LLC(a)(c)
	605,000	8.000		10/15/21	402,325
	Rite Aid Corp.
	1,035,000	6.125	(a)(c)	04/01/23	883,631
	835,000	7.700		02/15/27	555,275
	390,000	6.875	(a)	12/15/28	257,400
	Yum! Brands, Inc.
	615,000	6.875		11/15/37	694,950

					9,498,430

Software(a)(c) – 0.4%
	Ascend Learning LLC
	566,000	6.875		08/01/25	590,762
	Rackspace Hosting, Inc.
	2,710,000	8.625		11/15/24	2,479,650

					3,070,412

Sovereign – 0.6%
	1MDB Global Investments Ltd.
	700,000	4.400		03/09/23	672,962
	KSA Sukuk Ltd.(a)
	2,263,000	2.969		10/29/29	2,258,474
	Malaysia Sukuk Global Bhd
	1,812,000	3.179		04/27/26	1,892,974

					4,824,410

Telecommunication Services – 4.0%
	Altice France SA(a)(c)
	2,770,000	7.375		05/01/26	2,967,362
	1,100,000	8.125		02/01/27	1,219,625
	CommScope, Inc.(a)(c)
	265,000	6.000		03/01/26	271,956
	2,450,000	8.250		03/01/27	2,315,250
	Connect Finco S.A.R.L./Connect US Finco LLC(a)(c)
	1,418,000	6.750		10/01/26	1,483,582
	Digicel Ltd.(a)(c)
	1,250,000	6.000		04/15/21	930,859
	210,000	6.750		03/01/23	110,316
	Frontier Communications Corp.
	575,000	10.500	(c)	09/15/22	269,531
	665,000	7.125		01/15/23	302,575
	915,000	6.875	(c)	01/15/25	407,175
	1,006,000	8.500	(a)(c)	04/01/26	1,006,000
	910,000	8.000	(a)(c)	04/01/27	955,500
	Intelsat Connect Finance SA(a)(c)
	195,000	9.500		02/15/23	181,838
	Intelsat Jackson Holdings SA(c)
	350,000	5.500		08/01/23	328,125
	2,280,000	8.500	(a)	10/15/24	2,299,950
	1,230,000	9.750	(a)	07/15/25	1,277,663

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2019

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Telecommunication Services – (continued)
	Intelsat Luxembourg SA(c)
	$285,000	8.125%	06/01/23	$239,400
	Level 3 Financing, Inc.(a)(c)
	2,300,000	4.625	09/15/27	2,337,375
	SoftBank Group Corp.(c)
EUR	720,000	4.000	09/19/29	819,349
	Sprint Capital Corp.
	$1,120,000	8.750	03/15/32	1,366,400
	Sprint Corp.
	1,695,000	7.875	09/15/23	1,872,975
	902,000	7.625 (c)	02/15/25	993,328
	T-Mobile USA, Inc.(c)
	1,340,000	4.750	02/01/28	1,410,350
	Telecom Italia Capital SA
	2,185,000	6.000	09/30/34	2,332,487
	Telecom Italia Finance SA
EUR	715,000	7.750	01/24/33	1,182,164
	Telecom Italia SpA(a)
	$1,745,000	5.303	05/30/24	1,879,915
	Telefonica del Peru SAA(a)
PEN	6,350,000	7.375	04/10/27	2,029,050
	Windstream Services LLC/Windstream Finance Corp.(a)(c)(e)
	$150,000	10.500	06/30/24	79,500
	250,000	9.000	06/30/25	128,750

				32,998,350

Textiles(a)(c) – 0.1%
	Eagle Intermediate Global Holding BV/Ruyi US Finance LLC
	998,000	7.500	05/01/25	869,508

Transportation(a)(c) – 0.2%
	The Kenan Advantage Group, Inc.
	1,850,000	7.875	07/31/23	1,665,000

Trucking & Leasing(a)(c) – 0.1%
	Fortress Transportation & Infrastructure Investors LLC
	735,000	6.750	03/15/22	765,319
	245,000	6.500	10/01/25	247,450

				1,012,769

	TOTAL CORPORATE OBLIGATIONS
	(Cost $358,707,584)			$360,488,932

Bank Loans(i) – 21.9%
Advertising – 0.5%
	BidFair MergerRight, Inc.(j)
	$326,749	0.000%	01/15/27	$318,786
	Clear Channel Outdoor Holdings, Inc.(h) (1M LIBOR + 3.500%)
	2,500,000	5.286	08/21/26	2,504,025
	ExGen Renewables IV LLC(h) (3M LIBOR + 3.000%)
	442,817	5.130	11/28/24	414,773
	Outfront Media Capital LLC(h) (1M LIBOR + 2.000%)
	925,373	3.940	03/18/24	928,844

				4,166,428

Bank Loans(i) – (continued)
Aerospace & Defense(h) – 0.2%
	Blackstone CQP Holding Co. LP (3M LIBOR + 3.500%)
	498,750	5.656	09/30/24	495,947
	Sequa Mezzanine Holdings LLC
	(3M LIBOR + 5.000%)
	690,480	7.187	11/28/21	680,413
	(3M LIBOR + 9.000%)
	201,082	10.936	04/28/22	194,547
	TransDigm, Inc.
	(1M LIBOR + 2.500%)
	494,987	4.286	06/09/23	492,448
	(1M LIBOR + 2.500%)
	249,365	4.286	08/22/24	247,301

				2,110,656

Airlines(h) – 0.2%
	Allegiant Travel Co. (3M LIBOR + 4.500%)
	500,000	6.709	02/05/24	500,210
	American Airlines, Inc. (1M LIBOR + 2.000%)
	305,624	3.805	04/28/23	305,099
	United Airlines, Inc. (1M LIBOR + 1.750%)
	493,671	3.536	04/01/24	494,495

				1,299,804

Automotive – Parts(h) – 0.8%
	Capital Automotive LP (1M LIBOR + 2.500%)
	1,490,450	4.290	03/24/24	1,488,318
	Evergreen Skills Lux S.a.r.l.(6M LIBOR + 4.750%)
	989,052	6.946	04/28/21	786,573
	Gates Global LLC (1M LIBOR + 2.750%)
	264,729	4.536	04/01/24	258,950
	Jaguar Holding Company II (1M LIBOR + 2.500%)
	2,175,817	4.286	08/18/22	2,170,378
	Navistar International Corp. (1M LIBOR + 3.500%)
	491,250	5.420	11/06/24	485,419
	Panther BF Aggregator 2 LP (1M LIBOR + 3.500%)
	1,600,000	5.300	04/30/26	1,576,672

				6,766,310

Building Materials(h) – 0.1%
	Quikrete Holdings, Inc. (1M LIBOR + 2.750%)
	968,805	4.536	11/15/23	964,261

Chemicals(h) – 0.1%
	H.B. Fuller Co. (1M LIBOR + 2.000%)
	446,826	3.846	10/20/24	445,195

Commercial Services(h) – 0.1%
	Monitronics International, Inc. (3M LIBOR + 6.500%)
	166,589	8.604	03/29/24	146,668
	Wand NewCo 3, Inc. (1M LIBOR + 3.500%)
	498,750	5.286	02/05/26	500,371

				647,039

Computers(j) – 0.1%
	NCR Corp.
	639,687	0.000	08/28/26	639,418

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(i) – (continued)
Consumer Cyclical Services(h) – 0.3%
Compuware Corp. (1M LIBOR + 4.000%)
$1,095,361	5.786%	08/22/25	$1,097,640
Equinox Holdings, Inc. (1M LIBOR + 3.000%)
1,243,655	4.786	03/08/24	1,238,021

			2,335,661

Consumer Noncyclical(h) – 0.5%
Coty, Inc. (1M LIBOR + 1.500%)
596,047	3.478	04/05/23	576,675
Jacobs Douwe Egberts International B.V. (1M LIBOR + 2.000%)
1,055,853	4.063	11/01/25	1,055,589
Lifescan Global Corp.(6M LIBOR + 6.000%)
2,367,462	8.056	10/01/24	2,103,088
NeuStar, Inc. (1M LIBOR + 8.000%)
224,563	9.786	08/08/25	209,546

			3,944,898

Consumer Products – Household & Leisure(h) – 0.3%
Coty, Inc. (1M LIBOR + 2.250%)
132,338	4.228	04/07/25	127,706
Revlon Consumer Products Corp. (3M LIBOR + 3.500%)
2,736,227	5.624	09/07/23	2,142,247

			2,269,953

Consumer Products – Non Durable(h) – 0.1%
Alphabet Holding Co., Inc. (1M LIBOR + 3.500%)
246,851	5.286	09/26/24	224,704
KIK Custom Products, Inc. (1M LIBOR + 4.000%)
750,000	5.804	05/15/23	706,770

			931,474

Distribution & Wholesale(h) – 0.1%
American Tire Distributors Holdings, Inc. (1M LIBOR + 7.500%)
859,761	9.624	09/02/24	768,772

Electrical – 0.2%
Pacific Gas & Electric Co.(j)
950,000	0.000	04/27/22	885,086
Vistra Operations Co. LLC(h) (1M LIBOR + 2.000%)
445,625	3.786	12/31/25	447,020

			1,332,106

Energy(h) – 0.1%
Epic Y-Grade Services, LP (1M LIBOR + 5.500%)
1,125,155	7.535	06/13/24	1,069,831

Energy – Exploration & Production(h) – 0.3%
Fieldwood Energy LLC
(3M LIBOR + 5.250%)
1,951,985	7.177	04/11/22	1,559,636
(3M LIBOR + 7.250%)
1,737,440	9.177	04/11/23	825,284

			2,384,920

Entertainment(h) – 1.0%
AMC Entertainment Holdings, Inc.(6M LIBOR + 3.000%)
1,443,750	5.230	04/22/26	1,442,350
Crown Finance US, Inc. (1M LIBOR + 2.250%)
648,023	4.036	02/28/25	638,821

Bank Loans(i) – (continued)
Entertainment(h) – (continued)
Delta 2 (LUX) S.A.R.L. (1M LIBOR + 2.500%)
1,250,000	4.286	02/01/24	1,229,688
East Valley Tourist Development Authority(6M LIBOR + 8.000%)
714,055	10.064	09/30/20	706,914
LTF Merger Sub, Inc. (3M LIBOR + 2.750%)
1,236,152	4.874	06/10/22	1,229,823
PCI Gaming Authority (1M LIBOR + 3.000%)
452,596	4.786	05/29/26	455,144
The Stars Group Holdings B.V. (3M LIBOR + 3.500%)
2,238,627	5.604	07/10/25	2,246,843

			7,949,583

Entertainment & Leisure(h) – 0.1%
Intrawest Resorts Holdings, Inc. (1M LIBOR + 3.000%)
997,462	4.786	07/31/24	998,290

Environmental(h) – 0.3%
Advanced Disposal Services, Inc.(1 Week LIBOR + 2.250%)
1,419,789	4.086	11/10/23	1,421,550
GFL Environmental, Inc.(j) (1M LIBOR + 3.000%)
750,000	0.000	05/30/25	747,052

			2,168,602

Financial Services – 0.3%
RPI Finance Trust(h) (1M LIBOR + 2.000%)
2,422,657	3.786	03/27/23	2,432,493
Walter Investment Management Corp.(j)
352,630	0.000	06/30/22	141,052

			2,573,545

Food & Beverage(h) – 0.4%
8th Avenue Food & Provisions, Inc. (1M LIBOR + 3.750%)
496,250	5.690	10/01/25	496,250
US Foods, Inc. (1M LIBOR + 2.000%)
2,724,447	3.786	06/27/23	2,731,612

			3,227,862

Food & Drug Retailing(h) – 0.1%
B&G Foods, Inc. (3M LIBOR + 2.500%)
500,000	4.475	10/10/26	501,565

Gaming(h) – 0.8%
Affinity Gaming LLC (1M LIBOR + 3.250%)
522,406	5.036	07/01/23	497,722
Caesars Resort Collection LLC (1M LIBOR + 2.750%)
2,724,902	4.536	12/23/24	2,682,611
Mashantucket (Western) Pequot Tribe(f) (1M LIBOR + 8.125%)
1,499,829	9.911	06/30/20	1,488,581
Scientific Games International, Inc. (1M LIBOR + 2.750%)
1,720,601	4.536	08/14/24	1,699,627

			6,368,541

Health Care – Medical Products(h) – 0.5%
Carestream Dental Equiment, Inc (1M LIBOR + 3.250%)
343,000	5.036	09/01/24	317,275

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(i) – (continued)
Health Care – Medical Products(h) – (continued)
Carestream Health, Inc.
(1M LIBOR + 5.750%)
$2,553,372	7.536%	02/28/21	$2,449,654
(1M LIBOR + 8.500%)
193,550	10.286	12/07/19	188,227
MedPlast Holdings, Inc. (3M LIBOR + 3.750%)
742,574	5.854	07/02/25	692,450
Vyaire Medical, Inc. (3M LIBOR + 4.750%)
548,575	6.835	04/16/25	482,746

			4,130,352

Health Care – Pharmaceuticals(h) – 0.7%
Concordia International Corp.(j) (1M LIBOR + 4.250%)
1,262,240	0.000	09/06/24	1,180,422
Grifols Worldwide Operations USA, Inc.(1 Week LIBOR + 2.250%)
1,679,105	4.086	01/31/25	1,680,549
Mallinckrodt International Finance S.A.
(3M LIBOR + 2.750%)
71,458	4.854	09/24/24	55,840
(3M LIBOR + 3.000%)
249,367	5.175	02/24/25	193,728
Valeant Pharmaceuticals International, Inc. (1M LIBOR + 3.000%)
2,988,812	4.921	06/02/25	2,998,465

			6,109,004

Health Care – Services(h) – 1.6%
AHP Health Partners, Inc. (1M LIBOR + 4.500%)
594,366	6.286	06/30/25	593,623
Air Medical Group Holdings, Inc. (1M LIBOR + 3.250%)
672,452	5.096	04/28/22	602,476
Air Methods Corp. (3M LIBOR + 3.500%)
498,090	5.604	04/22/24	396,813
Change Healthcare Holdings LLC (1M LIBOR + 2.500%)
1,827,932	4.286	03/01/24	1,816,086
DaVita, Inc. (1M LIBOR + 2.250%)
750,000	4.036	08/12/26	751,672
Gentiva Health Services, Inc. (1M LIBOR + 3.750%)
2,070,536	5.563	07/02/25	2,065,360
IQVIA, Inc. (3M LIBOR + 1.750%)
492,491	3.854	06/11/25	491,570
Parexel International Corp. (1M LIBOR + 2.750%)
1,346,364	4.536	09/27/24	1,284,095
Phoenix Guarantor, Inc. (1M LIBOR + 4.500%)
498,750	6.490	03/05/26	497,723
Quorum Health Corp. (3M LIBOR + 6.750%)
66,722	8.677	04/29/22	64,192
RegionalCare Hospital Partners Holdings, Inc. (1M LIBOR + 4.500%)
1,989,975	6.304	11/17/25	1,983,886
Select Medical Corp. (3M LIBOR + 2.500%)
750,000	4.580	03/06/25	745,312
Team Health Holdings, Inc. (1M LIBOR + 2.750%)
1,265,740	4.536	02/06/24	971,455
Verscend Holding Corp. (1M LIBOR + 4.500%)
1,023,994	6.286	08/27/25	1,023,994

			13,288,257

Bank Loans(i) – (continued)
Health Care Providers & Services(h) – 0.4%
Envision Healthcare Corp. (1M LIBOR + 3.750%)
3,057,886	5.536	10/10/25	2,463,984
HCA, Inc. (1M LIBOR + 1.750%)
894,390	3.536	03/17/23	897,296

			3,361,280

Hotels, Restaurants & Leisure(h) – 0.2%
Caesars Entertainment Operating Co., Inc. (1M LIBOR + 2.000%)
1,389,032	3.786	10/07/24	1,388,171

Insurance(h) – 0.1%
Alliant Holdings Intermediate LLC (3M LIBOR + 3.000%)
498,737	4.804	05/09/25	485,416

Internet(h) – 0.1%
Getty Images, Inc. (1M LIBOR + 4.500%)
514,071	6.313	02/19/26	499,934

Leisure Time(h) – 0.1%
ClubCorp Holdings, Inc. (3M LIBOR + 2.750%)
500,000	4.854	09/18/24	438,125

Lodging(h) – 0.3%
Boyd Gaming Corp.(1 Week LIBOR + 2.250%)
1,410,513	3.960	09/15/23	1,410,950
Station Casinos LLC (1M LIBOR + 2.500%)
1,238,410	4.290	06/08/23	1,238,930

			2,649,880

Machinery-Diversified(h) – 0.2%
Gardner Denver, Inc. (1M LIBOR + 2.750%)
815,133	4.536	07/30/24	816,323
North American Lifting Holdings, Inc. (3M LIBOR + 4.500%)
591,255	6.604	11/27/20	479,904

			1,296,227

Media(h) – 1.0%
CSC Holdings LLC (1M LIBOR + 2.250%)
491,184	4.171	07/17/25	488,251
Gray Television, Inc. (1M LIBOR + 2.500%)
1,671,941	4.511	01/02/26	1,675,335
iHeartCommunications, Inc. (1M LIBOR + 4.000%)
4,506,193	6.032	05/01/26	4,518,855
Sinclair Television Group, Inc.
(1M LIBOR + 2.250%)
1,238,569	4.040	01/03/24	1,235,472
(1M LIBOR + 2.500%)
250,000	4.430	09/30/26	250,078

			8,167,991

Media – Broadcasting & Radio(h) – 0.6%
Communications Sales & Leasing, Inc. (1M LIBOR + 5.000%)
1,501,191	6.786	10/24/22	1,443,215
Metro-Goldwyn-Mayer, Inc. (1M LIBOR + 2.500%)
1,242,484	4.290	07/03/25	1,220,741
Nexstar Broadcasting, Inc. (1M LIBOR + 2.250%)
1,626,787	4.050	01/17/24	1,628,316

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(i) – (continued)
Media – Broadcasting & Radio(h) – (continued)
Radio One, Inc. (1M LIBOR + 4.000%)
$500,302	5.790%		04/18/23	$474,451

				4,766,723

Media – Cable(h) – 0.1%
Ziggo Secured Finance BV (1M LIBOR + 2.500%)
500,000	4.421		04/15/25	493,565

Media – Non Cable(h) – 1.3%
Advantage Sales & Marketing, Inc.
(1M LIBOR + 3.250%)
559,524	5.036		07/23/21	520,777
(1M LIBOR + 3.250%)
378,735	5.036		07/25/21	349,720
Cengage Learning Acquisitions, Inc. (1M LIBOR + 4.250%)
2,444,601	6.036		06/07/23	2,268,590
Entercom Media Corp. (1M LIBOR + 2.750%)
667,744	4.554		11/18/24	667,577
Houghton Mifflin Harcourt Publishing Co. (1M LIBOR + 3.000%)
1,282,574	4.786		05/31/21	1,271,351
Lions Gate Capital Holdings LLC (1M LIBOR + 2.250%)
1,495,756	4.036		03/24/25	1,447,144
McGraw-Hill Global Education Holdings LLC (1M LIBOR + 4.000%)
2,589,452	5.786		05/04/22	2,360,441
Mission Broadcasting, Inc. (1M LIBOR + 2.250%)
323,251	4.282		01/17/24	323,555
Nielsen Finance LLC (1M LIBOR + 2.000%)
1,492,983	3.940		10/04/23	1,487,385

				10,696,540

Metal Fabricate/Hardware(j) – 0.0%
Advanced Drainage Systems, Inc.
116,071	0.000		07/31/26	116,507

Metals & Mining(h) – 0.0%
Unimin Corp. (3M LIBOR + 4.000%)
100,376	6.043		06/01/25	69,761

Noncaptive – Financial(h) – 0.1%
Avolon TLB Borrower 1 (US) LLC (1M LIBOR + 1.750%)
1,000,000	3.596		01/15/25	1,003,500

Oil & Gas Services(h) – 0.1%
Delek US Holdings, Inc. (1M LIBOR + 2.250%)
497,482	4.036		03/31/25	490,641
EG Finco Ltd. (3M LIBOR + 4.000%)
544,240	6.104		02/07/25	524,239

				1,014,880

Oil Field Services(h) – 0.1%
California Resources Corp. (1M LIBOR + 4.750%)
250,000	0.000	(j)	12/31/22	213,875
750,000	6.550		12/31/22	495,000

				708,875

Packaging(h) – 0.2%
Berry Global, Inc. (1M LIBOR + 2.500%)
498,750	4.439		07/01/26	500,206

Bank Loans(i) – (continued)
Packaging(h) – (continued)
Reynolds Group Holdings, Inc. (1M LIBOR + 2.750%)
1,123,080	4.536		02/05/23	1,122,463

				1,622,669

Pharmaceuticals(h) – 0.1%
Alphabet Holding Co., Inc. (1M LIBOR + 7.750%)
350,000	9.536		09/26/25	297,937
Patterson Medical Holdings, Inc.(2M LIBOR + 4.750%)
790,949	6.677		08/28/22	708,888

				1,006,825

Pipelines(h) – 0.0%
Traverse Midstream Partners LLC (1M LIBOR + 4.000%)
465,933	5.800		09/27/24	407,691

Real Estate(h) – 0.2%
MGM Growth Properties LLC (1M LIBOR + 2.000%)
1,242,291	3.786		03/21/25	1,245,397
Realogy Corp. (1M LIBOR + 2.250%)
491,250	4.072		02/08/25	464,845

				1,710,242

Restaurants(h) – 0.3%
1011778 B.C. Unlimited Liability Co. (1M LIBOR + 2.250%)
2,774,354	4.036		02/16/24	2,776,435

Retailers(h) – 0.7%
Academy Ltd. (1M LIBOR + 4.000%)
2,833,705	6.011		07/01/22	1,894,728
Belk, Inc. (3M LIBOR + 6.750%)
683,524	8.803		07/31/25	555,546
Neiman Marcus Group Ltd., Inc. (1M LIBOR + 5.500%)
423,999	5.240		10/25/20	311,109
Petco Animal Supplies, Inc. (3M LIBOR + 3.250%)
403,961	5.177		01/26/23	300,725
PetSmart, Inc. (1M LIBOR + 4.000%)
2,678,071	5.930		03/11/22	2,607,210
Serta Simmons Bedding LLC
(1M LIBOR + 3.500%)
671,174	5.421		11/08/23	394,315
(1M LIBOR + 8.000%)
156,560	9.846		11/08/24	41,168

				6,104,801

Semiconductors(h) – 0.0%
Bright Bidco BV (3M LIBOR + 3.500%)
371,263	5.604		06/30/24	191,201

Services Cyclical – Business Services(h) – 0.3%
Asurion LLC (1M LIBOR + 3.000%)
498,737	4.786		11/03/24	499,052
Tempo Acquisition LLC (1M LIBOR + 3.000%)
488,750	4.786		05/01/24	488,647
Trans Union LLC (1M LIBOR + 2.000%)
1,023,047	3.786		04/10/23	1,024,428
Travelport Finance S.a.r.l. (3M LIBOR + 5.000%)
750,000	7.104		05/29/26	697,500

				2,709,627

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(i) – (continued)
Software(h) – 0.2%
Rackspace Hosting, Inc. (3M LIBOR + 3.000%)
$1,989,450	5.287%	11/03/23	$1,766,253

Technology – Hardware(h) – 0.2%
CommScope, Inc. (1M LIBOR + 3.250%)
1,390,654	5.036	04/06/26	1,362,410

Technology – Software(h) – 0.1%
Epicor Software Corp. (1M LIBOR + 3.250%)
696,642	5.040	06/01/22	694,030
Kronos, Inc. (3M LIBOR + 3.000%)
500,000	5.253	11/01/23	498,705

			1,192,735

Technology – Software/Services(h) – 2.5%
Almonde, Inc.
(6M LIBOR + 3.500%)
1,493,989	5.696	06/13/24	1,425,833
(6M LIBOR + 7.250%)
811,134	9.446	06/13/25	756,723
Blackboard, Inc. (1M LIBOR + 5.000%)
622,867	6.878	06/30/21	620,532
BMC Software Finance, Inc. (1M LIBOR + 4.250%)
411,947	6.036	10/02/25	380,610
Ceridian HCM Holding, Inc. (1M LIBOR + 3.000%)
742,500	4.800	04/30/25	743,428
Dynatrace LLC (1M LIBOR + 2.750%)
445,114	4.536	08/22/25	446,227
Financial & Risk US Holdings, Inc. (1M LIBOR + 3.750%)
1,496,231	5.536	10/01/25	1,503,338
Greeneden U.S. Holdings II, LLC (1M LIBOR + 3.250%)
1,488,456	5.036	12/01/23	1,452,183
Infor (US), Inc. (3M LIBOR + 2.750%)
2,236,054	4.854	02/01/22	2,236,054
Informatica Corp. (1M LIBOR + 3.250%)
1,336,407	5.036	08/05/22	1,338,318
MA FinanceCo. LLC
(1M LIBOR + 2.250%)
484,778	4.050	11/19/21	480,536
(1M LIBOR + 2.500%)
185,601	4.300	06/21/24	179,917
Mavenir Systems, Inc. (1M LIBOR + 6.000%)
592,481	7.940	05/08/25	584,335
McAfee LLC (1M LIBOR + 3.750%)
996,228	5.555	09/30/24	995,431
Perforce Software, Inc. (1M LIBOR + 4.500%)
250,000	6.286	07/01/26	246,250
Seattle SpinCo, Inc. (1M LIBOR + 2.500%)
1,253,406	4.300	06/21/24	1,215,027
Sophia L.P. (3M LIBOR + 3.250%)
974,837	5.354	09/30/22	973,619
SS&C Technologies Holdings Europe S.a.r.l. (1M LIBOR + 2.250%)
643,362	4.036	04/16/25	644,437
SS&C Technologies, Inc. (1M LIBOR + 2.250%)
985,575	4.036	04/16/25	987,221
Syniverse Holdings, Inc. (3M LIBOR + 5.000%)
2,770,403	6.921	03/09/23	2,487,822

Bank Loans(i) – (continued)
Technology – Software/Services(h) – (continued)
TIBCO Software, Inc. (1M LIBOR + 4.000%)
500,000	6.000	06/30/26	496,875
Western Digital Corp. (1M LIBOR + 1.750%)
442,695	3.747	04/29/23	440,813

			20,635,529

Telecommunication Services – 1.4%
Altice France SA(h) (1M LIBOR + 4.000%)
992,487	5.921	08/14/26	975,476
CenturyLink, Inc.(h) (1M LIBOR +2.750%)
2,627,223	4.536	01/31/25	2,598,665
Frontier Communications Corp.(h) (1M LIBOR + 3.750%)
2,624,627	5.540	06/15/24	2,612,160
Inmarsat Finance PLC(j)
250,000	0.000	09/23/26	246,015
Intelsat Jackson Holdings SA(h)(6M LIBOR + 3.750%)
3,250,000	5.682	11/27/23	3,243,922
IQOR US Inc.(h) (3M LIBOR + 5.000%)
598,309	7.099	04/01/21	494,102
MLN US Holding Co. LLC(h) (3M LIBOR + 4.500%)
249,372	6.532	11/30/25	219,447
Plantronics, Inc.(h) (1M LIBOR + 2.500%)
314,811	4.286	07/02/25	312,910
Sprint Communications, Inc.(h) (1M LIBOR + 3.000%)
496,244	4.813	02/02/24	492,934

			11,195,631

Telecommunications(h) – 0.0%
Maxar Technologies Ltd. (3M LIBOR + 2.750%)
244,304	4.854	10/04/24	215,496

Telecommunications – Internet & Data(h) – 0.2%
Avaya, Inc. (1M LIBOR + 4.250%)
2,028,774	6.164	12/15/24	1,931,149

Telecommunications – Satellites(h) –0.1%
West Corp. (3M LIBOR + 4.000%)
564,883	5.927	10/10/24	468,649
Windstream Corp. (3M LIBOR + 5.000%)
493,725	9.750	03/29/21	498,223

			966,872

Textiles(h) – 0.1%
Boardriders, Inc. (1M LIBOR + 6.500%)
458,025	8.624	04/23/24	426,650

Transportation – 0.2%
CEVA Logistics Finance B.V.(j)
498,750	0.000	08/04/25	430,486
HGIM Corp.(h) (3M LIBOR + 6.000%)
186,235	8.034	07/02/23	146,195
Uber Technologies(h) (1M LIBOR + 3.500%)
1,237,903	5.304	07/13/23	1,217,787

			1,794,468

Utilities(h) – 0.1%
TEX Operations Co. LLC (1M LIBOR + 2.000%)
711,735	3.786	08/04/23	713,813

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(i) – (continued)
Wireless(j) – 0.1%
Liberty Latin America Ltd.
$550,000	0.000%	10/22/26	$553,096

Wirelines Telecommunications(h) – 0.4%
Flexential Intermediate Corp. (3M LIBOR + 3.500%)
845,788	5.604	08/01/24	711,519
Greenway Health LLC (3M LIBOR + 3.750%)
149,617	5.850	02/14/24	130,167
Level 3 Financing, Inc. (1M LIBOR + 2.250%)
1,500,000	4.036	02/22/24	1,501,125
Sprint Communications, Inc. (1M LIBOR + 2.500%)
1,221,734	4.313	02/02/24	1,206,976

			3,549,787

TOTAL BANK LOANS
(Cost $184,540,042)			$179,383,082

Shares	Description	Value

Common Stocks – 0.4%
Automobiles(e) – 0.1%
438	HGIM Corp.(f)	$4,818
65,182	Monitronics International, Inc.	495,383

		500,201

Chemicals(e) – 0.1%
42,218	Hexion Holdings Corp. Class B	426,402

Commercial Services & Supplies(e) – 0.0%
10,879	Cenveo, Inc.	159,562

Distributors(e)(f) – 0.0%
542	ATD New Holdings, Inc.	15,176

Diversified Consumer Services – 0.0%
4,333	Gymboree Holding Corp.(e)(f) (Diversified Consumer Services)	—
7,679	Premier Brands Group Holdings LLC	115,185

		115,185

Energy Equipment & Services(e) – 0.0%
17,981	Parker Drilling Co.	332,109

Health Care Services(e)(f) – 0.0%
24,425	Aurora Diagnostics Holdings LLC	—

Health Care Technology(e)(f) – 0.0%
2,776	MModal, Inc.	6,940

Media(e) – 0.2%
123,364	Clear Channel Outdoor Holdings, Inc.	287,438
19,393	Cumulus Media, Inc. Class A	265,490
52,092	iHeartMedia, Inc. Class A	747,000

		1,299,928

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 0.0%
3	Amplify Energy Corp.	22
117,847	Jupiter Resources, Inc.(e)	176,770

		176,792

Software(e) – 0.0%
14,799	Avaya Holdings Corp.	178,920

TOTAL COMMON STOCKS
(Cost $5,721,129)		$3,211,215

Shares	Description	Expiration Date	Value

Warrant – 0.0%
Automobiles – 0.0%

Amplify Energy Corp.(e)
28		04/21/20	$—

HGIM Corp.(f)
1,958		07/02/43	19,580

			19,580

Specialty Retail(f) – 0.0%

Guitar Center, Inc.
3,904		04/16/25	—

TOTAL WARRANT
(Cost $75,229)			$19,580

Shares	Dividend Rate	Value

Investment Company(k) – 8.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
68,210,674	1.701%	$68,210,674
(Cost $68,210,674)

TOTAL INVESTMENTS – 102.8%
(Cost $840,968,261)		$842,874,623

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.8)%		(22,710,761)

NET ASSETS – 100.0%		$820,163,862

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2019

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on October 31, 2019.

(e)	Security is currently in default and/or non-income producing.

(f)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(g)	Pay-in-kind securities.

(h)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on October 31, 2019.

(i)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on October 31, 2019. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(j)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(k)	Represents an affiliated issuer.

Currency Abbreviations:
BRL	—Brazilian Real
CAD	—Canadian Dollar
CLP	—Chilean Peso
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EGP	—Egyptian Pound
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NGN	—Nigerian Naira
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
UAH	—Ukraine Hryvna
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Barclays Bank PLC	CZK	14,968,740	USD	650,000	12/10/19	$4,511
	EUR	1,508,054	USD	1,656,084	11/26/19	28,690
	EUR	34,087,000	USD	37,916,954	12/13/19	217,256
	GBP	3,744,000	USD	4,642,185	12/13/19	214,876
	HUF	132,075,135	USD	435,000	12/10/19	14,284
	PLN	22,505,491	USD	5,840,000	01/29/20	53,990
	SGD	414,395	USD	300,000	12/05/19	4,711
	TWD	72,990,014	USD	2,364,355	11/20/19	36,120
	ZAR	7,665,376	USD	500,000	11/08/19	6,682
BNP Paribas SA	COP	2,085,439,300	USD	612,779	01/03/20	2,669
	CZK	207,830,420	USD	8,890,000	12/10/19	197,423
	EUR	3,670,000	USD	4,068,056	11/26/19	32,010
	HUF	2,349,642,000	USD	7,890,000	12/10/19	102,845
	PLN	43,927,855	USD	11,400,000	11/07/19	97,903
	THB	404,418,760	USD	13,125,000	11/21/19	270,853
	TWD	24,318,000	USD	783,937	11/20/19	15,827
	USD	2,160,000	ZAR	32,394,600	11/08/19	18,725
Citibank NA (London)	CAD	1,271,969	USD	957,980	11/26/19	7,806
	EUR	17,006,668	USD	18,861,527	11/26/19	138,061
	GBP	2,088,830	USD	2,589,135	11/26/19	118,835

TOTAL						$1,584,077

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Barclays Bank PLC	CLP	968,601,520	USD	1,360,000	01/21/20	$(51,022)
	MXN	22,844,825	USD	1,183,557	12/30/19	(7,111)
	PEN	1,300,000	USD	387,959	01/03/20	(69)
	USD	595,000	COP	2,085,439,300	01/03/20	(20,448)
	USD	4,652,778	EUR	4,207,000	12/13/19	(53,727)
	USD	5,788,388	HUF	1,751,717,135	12/10/19	(170,479)
	USD	2,748,000	MXN	54,856,231	12/30/19	(76,947)
	USD	980,000	PEN	3,345,720	01/03/20	(18,286)
	USD	4,817,126	PLN	18,574,840	11/07/19	(44,748)
	USD	2,475,000	SGD	3,415,748	12/05/19	(36,650)
	ZAR	4,100,000	USD	273,327	11/08/19	(2,318)
BNP Paribas SA	USD	2,357,861	CZK	55,339,169	12/10/19	(61,854)
	USD	5,780,000	EUR	5,178,054	11/26/19	(4,842)
	USD	2,428,543	HUF	730,000,000	12/10/19	(54,719)
	USD	6,510,228	PLN	25,353,015	11/07/19	(125,800)
	USD	977,275	PLN	3,740,000	01/29/20	(2,199)
	USD	3,995,798	THB	122,028,437	11/21/19	(46,237)
	USD	840,000	TRY	5,155,500	01/21/20	(42,359)
	USD	3,125,000	TWD	97,308,014	11/20/19	(75,240)
	USD	200,000	ZAR	3,071,965	11/08/19	(3,056)
	ZAR	23,701,189	USD	1,584,335	11/08/19	(17,692)

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Citibank NA (London)	EUR	380,000	USD	425,347	11/26/19	$(817)
	USD	128,082	CAD	170,000	11/26/19	(995)
	USD	4,335,346	EUR	3,950,000	11/26/19	(77,533)
	USD	2,059,869	GBP	1,654,022	11/26/19	(84,414)
State Street Bank (London)	IDR	6,005,615,616	USD	428,472	11/01/19	(900)

TOTAL						$(1,080,462)

FUTURES CONTRACTS — At October 31, 2019, the Fund had the following futures contracts:

Type	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
10 Year U.S. Treasury Notes	(5)	12/19/19	$(651,484)	$(3,220)

SWAP CONTRACTS — At October 31, 2019, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid by the Fund(a)	Credit Spread at October 31, 2019(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:

Barrick Gold Corp., 5.800%, 11/15/34	(1.000)%	0.540%	Citibank NA (London)	12/20/24	$1,000	$(25,496)	$(22,475)	$(3,021)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments

October 31, 2019

Shares	Description	Value

Common Stocks – 97.8%
Argentina* – 0.0%
18,980	Corp. America Airports SA (Transportation Infrastructure)	$75,161

Australia – 4.0%
87,442	Atlas Arteria Ltd. (Transportation Infrastructure)	483,595
315,278	Aurizon Holdings Ltd. (Road & Rail)	1,282,626
280,844	Dexus (Equity Real Estate Investment Trusts (REITs))	2,315,971
377,426	Goodman Group (Equity Real Estate Investment Trusts (REITs))	3,747,561
126,417	Ingenia Communities Group (Equity Real Estate Investment Trusts (REITs))	383,440
833,393	Mirvac Group (Equity Real Estate Investment Trusts (REITs))	1,846,697
210,563	Scentre Group (Equity Real Estate Investment Trusts (REITs))	556,338
348,654	Sydney Airport (Transportation Infrastructure)	2,111,604
490,274	Transurban Group (Transportation Infrastructure)	5,021,358

		17,749,190

Belgium – 0.8%
29,762	Elia System Operator SA (Electric Utilities)	2,565,861
24,138	Shurgard Self Storage SA (Real Estate Management & Development)	817,056

		3,382,917

Brazil – 0.2%
184,058	Neoenergia SA (Electric Utilities)	961,939

Canada – 8.0%
46,681	Canadian Apartment Properties REIT (Equity Real Estate Investment Trusts (REITs))	1,943,654
75,600	Dream Industrial Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	771,440
27,819	Emera, Inc. (Electric Utilities)	1,151,750
317,017	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	11,546,052
138,400	First Capital Realty, Inc. (Real Estate Management & Development)	2,290,730
114,499	InterRent Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	1,357,019
102,839	Keyera Corp. (Oil, Gas & Consumable Fuels)	2,383,778
53,905	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	1,897,787
252,396	Summit Industrial Income REIT (Equity Real Estate Investment Trusts (REITs))	2,449,500
185,943	TC Energy Corp. (Oil, Gas & Consumable Fuels)	9,372,679

Common Stocks – (continued)
Canada – (continued)
10,700	Waste Connections, Inc. (Commercial Services & Supplies)	988,680

		36,153,069

China – 1.3%
6,540,000	China Tower Corp. Ltd. Class H(a) (Diversified Telecommunication Services)	1,439,406
375,617	ENN Energy Holdings Ltd. (Gas Utilities)	4,285,244

		5,724,650

Denmark(a) – 0.5%
27,228	Orsted A/S (Electric Utilities)	2,389,847

Finland – 0.3%
65,391	Kojamo Oyj (Real Estate Management & Development)	1,101,251

France – 4.1%
3,110	Aeroports de Paris (Transportation Infrastructure)	591,489
25,170	Gecina SA (Equity Real Estate Investment Trusts (REITs))	4,320,907
51,879	Getlink SE (Transportation Infrastructure)	869,019
28,828	Klepierre SA (Equity Real Estate Investment Trusts (REITs))	1,074,571
15,300	Unibail-Rodamco-Westfield (Equity Real Estate Investment Trusts (REITs))	2,365,935
83,296	Vinci SA (Construction & Engineering)	9,345,497

		18,567,418

Germany – 1.9%
18,696	Deutsche Wohnen SE (Real Estate Management & Development)	704,884
12,139	LEG Immobilien AG (Real Estate Management & Development)	1,394,332
19,082	TLG Immobilien AG (Real Estate Management & Development)	558,656
113,070	Vonovia SE (Real Estate Management & Development)	6,021,526

		8,679,398

Hong Kong – 4.5%
654,299	CK Asset Holdings Ltd. (Real Estate Management & Development)	4,552,422
1,180,000	COSCO SHIPPING Ports Ltd. (Transportation Infrastructure)	927,703
476,000	Guangdong Investment Ltd. (Water Utilities)	1,030,205
156,834	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	783,320

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)
909,734	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	$1,765,703
171,700	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	943,216
493,818	Link REIT (Equity Real Estate Investment Trusts (REITs))	5,378,369
682,048	New World Development Co. Ltd. (Real Estate Management & Development)	975,626
156,491	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	2,371,356
175,783	Swire Properties Ltd. (Real Estate Management & Development)	552,846
1,079,000	Towngas China Co. Ltd.* (Gas Utilities)	831,776

		20,112,542

Ireland – 0.3%
366,701	Hibernia REIT PLC (Equity Real Estate Investment Trusts (REITs))	570,938
415,724	Irish Residential Properties REIT PLC (Equity Real Estate Investment Trusts (REITs))	814,182

		1,385,120

Italy – 0.8%
172,850	Infrastrutture Wireless Italiane SpA(a) (Diversified Telecommunication Services)	1,773,572
236,899	Terna Rete Elettrica Nazionale SpA (Electric Utilities)	1,565,760

		3,339,332

Japan – 7.8%
236	Activia Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	1,245,164
109	Daiwa Office Investment Corp. (Equity Real Estate Investment Trusts (REITs))	868,403
2,500	East Japan Railway Co. (Road & Rail)	226,952
2,206	Invincible Investment Corp. (Equity Real Estate Investment Trusts (REITs))	1,392,986
11,400	Japan Airport Terminal Co. Ltd. (Transportation Infrastructure)	563,120
1,251	Japan Hotel REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	1,039,121
298	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts (REITs))	2,034,090
318	Kenedix Office Investment Corp. (Equity Real Estate Investment Trusts (REITs))	2,491,231
433	Kenedix Retail REIT Corp. (Equity Real Estate Investment Trusts (REITs))	1,193,266

Common Stocks – (continued)
Japan – (continued)
1,259	LaSalle Logiport REIT (Equity Real Estate Investment Trusts (REITs))	1,874,181
132,167	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	2,566,071
284,468	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	7,277,497
251	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	1,904,238
1,319	Orix JREIT, Inc. (Equity Real Estate Investment Trusts (REITs))	2,982,414
71,543	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	2,596,885
92,100	Tokyo Gas Co. Ltd. (Gas Utilities)	2,248,255
229,000	Tokyu Fudosan Holdings Corp. (Real Estate Management & Development)	1,518,934
11,900	West Japan Railway Co. (Road & Rail)	1,033,995

		35,056,803

Luxembourg – 0.1%
31,631	SES SA (Media)	613,164

Mexico – 0.4%
98,137	Grupo Aeroportuario del Pacifico SAB de CV Class B (Transportation Infrastructure)	1,028,891
205,257	Infraestructura Energetica Nova SAB de CV* (Gas Utilities)	907,286

		1,936,177

Netherlands – 1.0%
29,728	InterXion Holding NV* (IT Services)	2,622,604
31,039	Koninklijke Vopak NV (Oil, Gas & Consumable Fuels)	1,705,148

		4,327,752

New Zealand – 0.2%
148,740	Auckland International Airport Ltd. (Transportation Infrastructure)	886,464

Singapore – 1.6%
903,200	CapitaLand Ltd. (Real Estate Management & Development)	2,387,358
42,071	City Developments Ltd. (Real Estate Management & Development)	333,168
573,961	Frasers Centrepoint Trust (Equity Real Estate Investment Trusts (REITs))	1,159,913
1,492,570	Frasers Logistics & Industrial Trust (Equity Real Estate Investment Trusts (REITs))	1,381,345
1,120,148	Keppel REIT (Equity Real Estate Investment Trusts (REITs))	995,716
900,520	Mapletree Logistics Trust (Equity Real Estate Investment Trusts (REITs))	1,111,516

		7,369,016

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Shares	Description	Value

Common Stocks – (continued)
Spain – 2.5%
71,485	Cellnex Telecom SA*(a) (Diversified Telecommunication Services)	$3,084,494
156,223	Ferrovial SA (Construction & Engineering)	4,609,076
149,636	Iberdrola SA (Electric Utilities)	1,538,108
74,818	Inmobiliaria Colonial Socimi SA (Equity Real Estate Investment Trusts (REITs))	966,823
79,400	Merlin Properties Socimi SA (Equity Real Estate Investment Trusts (REITs))	1,168,833

		11,367,334

Sweden – 0.6%
36,715	Atrium Ljungberg AB Class B (Real Estate Management & Development)	730,825
85,478	Fabege AB (Real Estate Management & Development)	1,276,567
36,613	Hufvudstaden AB Class A (Real Estate Management & Development)	612,686

		2,620,078

Switzerland – 0.9%
7,658	Flughafen Zurich AG (Transportation Infrastructure)	1,379,911
18,380	PSP Swiss Property AG (Real Estate Management & Development)	2,432,868

		3,812,779

United Kingdom – 5.1%
44,649	Big Yellow Group PLC (Equity Real Estate Investment Trusts (REITs))	660,794
361,200	Capital & Counties Properties PLC (Real Estate Management & Development)	1,193,818
18,215	Derwent London PLC (Equity Real Estate Investment Trusts (REITs))	837,615
54,502	Great Portland Estates PLC (Equity Real Estate Investment Trusts (REITs))	556,039
213,418	Land Securities Group PLC (Equity Real Estate Investment Trusts (REITs))	2,599,541
376,023	National Grid PLC (Multi-Utilities)	4,396,567
89,254	Primary Health Properties PLC (Equity Real Estate Investment Trusts (REITs))	163,480
209,777	Segro PLC (Equity Real Estate Investment Trusts (REITs))	2,294,815
101,355	Severn Trent PLC (Water Utilities)	2,960,594
374,377	Tritax Big Box REIT PLC (Equity Real Estate Investment Trusts (REITs))	729,188
588,684	Tritax EuroBox PLC(a) (Equity Real Estate Investment Trusts (REITs))	705,801
170,165	UNITE Group PLC (Equity Real Estate Investment Trusts (REITs))	2,478,398
310,902	United Utilities Group PLC (Water Utilities)	3,510,586

		23,087,236

Common Stocks – (continued)
United States – 50.9%
47,290	Alliant Energy Corp. (Electric Utilities)	2,522,449
49,773	American Assets Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	2,436,886
28,100	American Campus Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	1,404,438
67,433	American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	14,705,789
40,705	American Water Works Co., Inc. (Water Utilities)	5,017,705
148,455	Americold Realty Trust (Equity Real Estate Investment Trusts (REITs))	5,951,561
18,508	Antero Midstream Corp. (Oil, Gas & Consumable Fuels)	119,192
39,419	Apartment Investment & Management Co. Class A (Equity Real Estate Investment Trusts (REITs))	2,163,315
95,036	Apple Hospitality REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	1,566,193
29,695	Atmos Energy Corp. (Gas Utilities)	3,340,094
54,181	AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	11,793,036
68,300	Brixmor Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	1,503,966
32,789	Camden Property Trust (Equity Real Estate Investment Trusts (REITs))	3,750,078
84,273	CareTrust REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	2,042,778
52,938	CenterPoint Energy, Inc. (Multi-Utilities)	1,538,908
112,547	Cheniere Energy, Inc.* (Oil, Gas & Consumable Fuels)	6,927,268
55,855	Cousins Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	2,241,461
71,382	Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	9,907,108
37,800	CSX Corp. (Road & Rail)	2,656,206
53,700	CubeSmart (Equity Real Estate Investment Trusts (REITs))	1,702,290
33,937	CyrusOne, Inc. (Equity Real Estate Investment Trusts (REITs))	2,419,029
28,800	Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	3,658,752
53,406	Duke Realty Corp. (Equity Real Estate Investment Trusts (REITs))	1,876,687
81,432	Edison International (Electric Utilities)	5,122,073
92,381	Energy Transfer LP (Oil, Gas & Consumable Fuels)	1,163,077
74,408	Enterprise Products Partners LP (Oil, Gas & Consumable Fuels)	1,936,840
1,376	Equinix, Inc. (Equity Real Estate Investment Trusts (REITs))	779,889
106,180	Equity LifeStyle Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	7,426,229

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
26,629	Equity Residential (Equity Real Estate Investment Trusts (REITs))	$2,360,927
90,745	Essential Properties Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	2,328,517
30,074	Eversource Energy (Electric Utilities)	2,518,397
26,277	Extra Space Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	2,950,119
16,800	Federal Realty Investment Trust (Equity Real Estate Investment Trusts (REITs))	2,284,968
25,845	First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	1,088,333
112,046	FirstEnergy Corp. (Electric Utilities)	5,414,063
60,464	Healthcare Trust of America, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	1,874,384
73,021	Healthpeak Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	2,747,050
170,831	Hudson Pacific Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	6,136,250
136,000	Invitation Homes, Inc. (Equity Real Estate Investment Trusts (REITs))	4,187,440
61,571	JBG SMITH Properties (Equity Real Estate Investment Trusts (REITs))	2,478,848
15,823	Kilroy Realty Corp. (Equity Real Estate Investment Trusts (REITs))	1,328,024
153,808	Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	3,188,440
65,811	MGM Growth Properties LLC Class A (Equity Real Estate Investment Trusts (REITs))	2,053,961
110,209	NiSource, Inc. (Multi-Utilities)	3,090,260
34,056	NorthWestern Corp. (Multi-Utilities)	2,469,741
21,544	ONE Gas, Inc. (Gas Utilities)	2,000,145
18,350	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	1,281,380
319,100	Paramount Group, Inc. (Equity Real Estate Investment Trusts (REITs))	4,298,277
102,829	Plains GP Holdings LP Class A* (Oil, Gas & Consumable Fuels)	1,908,506
170,174	Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	14,934,470
28,711	Realty Income Corp. (Equity Real Estate Investment Trusts (REITs))	2,348,273
42,555	Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts (REITs))	2,046,470
32,773	SBA Communications Corp. (Equity Real Estate Investment Trusts (REITs))	7,886,822
34,846	Sempra Energy (Multi-Utilities)	5,035,595
23,796	Simon Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	3,585,581
43,222	Spirit Realty Capital, Inc. (Equity Real Estate Investment Trusts (REITs))	2,154,184
101,192	STAG Industrial, Inc. (Equity Real Estate Investment Trusts (REITs))	3,141,000

Common Stocks – (continued)
United States – (continued)
43,745	STORE Capital Corp. (Equity Real Estate Investment Trusts (REITs))	1,771,672
44,694	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	1,737,703
73,900	The Macerich Co. (Equity Real Estate Investment Trusts (REITs))	2,032,250
325,415	The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	7,260,009
70,488	Ventas, Inc. (Equity Real Estate Investment Trusts (REITs))	4,588,769
64,500	VICI Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	1,518,975
37,255	Welltower, Inc. (Equity Real Estate Investment Trusts (REITs))	3,378,656

		229,081,756

TOTAL COMMON STOCKS
(Cost $381,415,448)		439,780,393

Shares	Dividend Rate	Value

Investment Company(b) – 1.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
8,199,800	1.701%	$8,199,800
(Cost $8,199,800)

TOTAL INVESTMENTS – 99.6%
(Cost $389,615,248)		447,980,193

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		1,957,947

NET ASSETS – 100.0%		$449,938,140

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
GP	—General Partnership
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Assets and Liabilities

October 31, 2019

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund
Assets:

Investments, at value (cost $362,954,001, $772,757,587 and $381,415,448, respectively)	$412,835,437	$774,663,949	$439,780,393

Foreign currencies, at value (cost $270,218, $0 and $214,561, respectively)	272,883	—	214,573

Investments of affiliated issuers, at value (cost $48,365,407, $68,210,674 and $8,199,800, respectively)	48,365,407	68,210,674	8,199,800

Cash	2,337,555	4,403,940	2,630,044

Unrealized gain on forward foreign currency exchange contracts	888,832	1,584,077	—

Variation margin on futures contracts	—	8,673	—

Receivables:

Collateral on certain derivative contracts(a)	4,029,720	777,150	—

Investments sold	1,302,948	45,139,971	1,572,148

Dividends and interest	710,176	10,226,797	601,258

Foreign tax reclaims	339,572	124,779	61,893

Reimbursement from investment adviser	304,051	—	—

Investments sold on an extended settlement basis	3,978	4,158,870	37,018

Other assets	22,426	19,539	17,893

Total assets	471,412,985	909,318,419	453,115,020

Liabilities:

Unrealized loss on forward foreign currency exchange contracts	1,582,442	1,080,462	—

Variation margin on futures contracts	180,020	—	—

Foreign currency overdraft, at value (identified cost $0, $966,717 and $0, respectively)	—	963,664	—

Unrealized loss on swap contracts	—	3,021	—

Payables:

Fund shares redeemed	4,525,000	63,250,000	450,000

Investments purchased	1,817,233	12,621,285	2,144,932

Management fees	148,233	304,773	213,764

Investments purchased on an extended settlement basis	17,111	10,532,989	123,991

Transfer agency fees	8,015	15,100	7,678

Upfront payments received on swap contracts	—	22,475	—

Accrued expenses and other liabilities	693,751	360,788	236,515

Total liabilities	8,971,805	89,154,557	3,176,880

Net Assets:

Paid-in capital	399,198,338	835,720,415	384,981,295

Total distributable earnings (loss)	63,242,842	(15,556,553)	64,956,845

NET ASSETS	$462,441,180	$820,163,862	$449,938,140

Shares Outstanding $0.001 par value (unlimited number of shares authorized):	42,159,505	90,555,557	41,738,204

Net asset value, offering and redemption price per share:	$10.97	$9.06	$10.78

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Forwards	Swaps
Multi-Manager Global Equity Fund	$2,079,720	$1,950,000	$—

Multi-Manager Non-Core Fixed Income Fund	7,150	550,000	220,000

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2019

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $854,102, $2,947 and $639,374, respectively)	$14,779,501	$395,058	$12,595,043

Dividends — affiliated issuers	605,889	1,319,700	222,565

Interest	—	51,014,871	—

Total investment income	15,385,390	52,729,629	12,817,608

Expenses:

Management fees	6,264,995	6,771,779	4,224,791

Custody, accounting and administrative services	1,662,594	929,528	573,460

Professional fees	287,611	280,284	202,800

Transfer Agency fees	121,650	159,336	84,496

Printing and mailing costs	44,465	53,543	41,257

Trustee fees	44,127	49,467	38,674

Registration fees	39,864	51,622	31,510

Prime broker fees	4,738	1,759	—

Other	150,850	97,789	36,861

Total expenses	8,620,894	8,395,107	5,233,849

Less — expense reductions	(4,228,522)	(3,545,613)	(1,826,234)

Net expenses	4,392,372	4,849,494	3,407,615

NET INVESTMENT INCOME	10,993,018	47,880,135	9,409,993

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers (including commission recapture of $2,583, $0 and $0, respectively)	4,180,765	(2,725,377)	8,752,338

Purchased options	—	(214,725)	—

Futures contracts	1,751,201	(31,703)	—

Written options	—	33,677	—

Swap contracts	—	(68,100)	—

Forward foreign currency exchange contracts	4,949,302	(3,538,385)	(15,663)

Foreign currency transactions	241,851	(421,741)	(166,215)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	50,787,833	27,402,175	57,794,259

Purchased options	—	(78)	—

Futures contracts	597,711	(3,220)	—

Swap contracts	—	(87,771)	—

Forward foreign currency exchange contracts	(3,074,726)	1,138,057	(46)

Foreign currency translation	26,990	66,666	5,200

Net realized and unrealized gain	59,460,927	21,549,475	66,369,873

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$70,453,945	$69,429,610	$75,779,866

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets

	Multi-Manager Global Equity Fund		Multi-Manager Non-Core Fixed Income Fund
	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income	$10,993,018	$7,226,072	$47,880,135	$30,636,147

Net realized gain (loss)	11,123,119	36,630,124	(6,966,354)	(20,549,334)

Net change in unrealized gain (loss)	48,337,808	(72,126,124)	28,515,829	(28,794,618)

Net increase (decrease) in net assets resulting from operations	70,453,945	(28,269,928)	69,429,610	(18,707,805)

Distributions to shareholders:

From distributable earnings	(45,106,144)	(16,134,908)	(44,128,245)	(23,374,598)

From return or capital	—	—	(3,930,447)	(7,036,890)

Total distributions to shareholders	(45,106,144)	(16,134,908)	(48,058,692)	(30,411,488)

From share transactions:

Proceeds from sales of shares	112,385,000	224,350,010	463,878,772	343,095,015

Reinvestment of distributions	45,106,144	16,134,908	48,005,796	30,411,488

Cost of shares redeemed	(353,974,521)	(53,000,010)	(396,921,299)	(42,240,015)

Net increase (decrease) in net assets resulting from share transactions	(196,483,377)	187,484,908	114,963,269	331,266,488

TOTAL INCREASE (DECREASE)	(171,135,576)	143,080,072	136,334,187	282,147,195

Net assets:

Beginning of year	633,576,756	490,496,684	683,829,675	401,682,480

End of year	$462,441,180	$633,576,756	$820,163,862	$683,829,675

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets (continued)

	Multi-Manager Real Assets Strategy Fund
	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income	$9,409,993	$6,654,654

Net realized gain (loss)	8,570,460	(494,269)

Net change in unrealized gain (loss)	57,799,413	(16,748,719)

Net increase (decrease) in net assets resulting from operations	75,779,866	(10,588,334)

Distributions to shareholders:

From distributable earnings	(10,439,193)	(5,483,013)

From share transactions:

Proceeds from sales of shares	112,080,000	272,441,005

Reinvestment of distributions	10,439,193	5,483,013

Cost of shares redeemed	(124,929,890)	(87,285,114)

Net increase (decrease) in net assets resulting from share transactions	(2,410,697)	190,638,904

TOTAL INCREASE (DECREASE)	62,929,976	174,567,557

Net assets:

Beginning of year	387,008,164	212,440,607

End of year	$449,938,140	$387,008,164

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Global Equity Fund
	Class R6 Shares(a)
	Year Ended October 31,				For the Period Ended October 31, 2015(b)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$10.62	$11.36	$9.49	$9.46	$10.00

Net investment income(c)	0.19	0.15	0.11	0.11	0.02

Net realized and unrealized gain (loss)	0.91	(0.52)	1.91	(0.04)	(0.56)

Total from investment operations	1.10	(0.37)	2.02	0.07	(0.54)

Distributions to shareholders from net investment income	(0.19)	(0.15)	(0.15)	(0.04)	—

Distributions to shareholders from net realized gains	(0.56)	(0.22)	—	—	—

Total distributions	(0.75)	(0.37)	(0.15)	(0.04)	—

Net asset value, end of period	$10.97	$10.62	$11.36	$9.49	$9.46

Total return(d)	11.39%	(3.43)%	21.63%	0.74%	(5.40)%

Net assets, end of period (in 000s)	$462,441	$633,577	$490,497	$605,053	$439,155

Ratio of net expenses to average net assets	0.72%	0.80%	0.85%	0.85%	0.85	%(e)

Ratio of total expenses to average net assets	1.42%	1.39%	1.47%	1.31%	1.34	%(e)

Ratio of net investment income to average net assets	1.81%	1.29%	1.03%	1.19%	0.74	%(e)

Portfolio turnover rate(f)	91%	76%	88%	47%	10%

(a)	Effective January 16, 2018, the Institutional Shares were redesignated as Class R6 Shares.
(b)	Commenced operations on June 24, 2015.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Non-Core Fixed Income Fund
	Class R6 Shares(a)
	Year Ended October 31,				For the Period Ended October 31, 2015(b)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$8.83	$9.60	$9.60	$9.37	$10.00

Net investment income(c)	0.54	0.51	0.50	0.46	0.25

Net realized and unrealized gain (loss)	0.31	(0.77)	—	0.23	(0.63)

Total from investment operations	0.85	(0.26)	0.50	0.69	(0.38)

Distributions to shareholders from net investment income	(0.55)	(0.39)	(0.47)	(0.43)	(0.24)

Distributions to shareholders from return of capital	(0.07)	(0.12)	(0.03)	(0.03)	(0.01)

Total distributions	(0.62)	(0.51)	(0.50)	(0.46)	(0.25)

Net asset value, end of period	$9.06	$8.83	$9.60	$9.60	$9.37

Total return(d)	9.03%	(2.84)%	5.38%	7.54%	(3.84)%

Net assets, end of period (in 000s)	$820,164	$683,830	$401,682	$304,046	$270,687

Ratio of net expenses to average net assets	0.61%	0.70%	0.70%	0.70%	0.70	%(e)

Ratio of total expenses to average net assets	1.05%	1.08%	1.12%	1.20%	1.19	%(e)

Ratio of net investment income to average net assets	6.01%	5.52%	5.26%	4.91%	4.45	%(e)

Portfolio turnover rate(f)	150%	123%	152%	96%	82%

(a)	Effective January 16, 2018, the Institutional Shares were redesignated as Class R6 Shares.
(b)	Commenced operations March 31, 2015.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Real Assets Strategy Fund
	Class R6 Shares(a)
	Year Ended October 31,					For the Period Ended October 31, 2015(b)
	2019	2018		2017	2016
Per Share Data

Net asset value, beginning of period	$9.24	$9.66		$9.17	$9.57	$10.00

Net investment income(c)	0.22	0.23	(d)	0.20	0.18	0.02

Net realized and unrealized gain (loss)	1.57	(0.41)		0.58	(0.38)	(0.45)

Total from investment operations	1.79	(0.18)		0.78	(0.20)	(0.43)

Distributions to shareholders from net investment income	(0.20)	(0.05)		(0.29)	(0.20)	—

Distributions to shareholder from net realized gains	(0.05)	(0.19)		—	—	—

Total distributions	(0.25)	(0.24)		(0.29)	(0.20)	—

Net asset value, end of period	$10.78	$9.24		$9.66	$9.17	$9.57

Total return(e)	20.04%	(1.88)%		8.65%	(2.14)%	(4.30)%

Net assets, end of period (in 000s)	$449,938	$387,008		$212,441	$308,375	$197,429

Ratio of net expenses to average net assets	0.81%	0.90%		0.90%	0.87%	0.90	%(f)

Ratio of total expenses to average net assets	1.24%	1.32%		1.32%	1.33%	1.42	%(f)

Ratio of net investment income to average net assets	2.23%	2.37	%(d)	2.10%	1.96%	0.67	%(f)

Portfolio turnover rate(g)	97%	86%		131%	93%	35%

(a)	Effective January 16, 2018, the Institutional Shares were redesignated as Class R6 Shares.
(b)	Commenced operations on June 30, 2015.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.45% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements

October 31, 2019

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Multi-Manager Global Equity Fund	Class R6 (formerly Institutional)	Diversified
Multi-Manager Non-Core Fixed Income Fund	Class R6 (formerly Institutional)	Diversified
Mutli-Manager Real Assets Strategy Fund	Class R6 (formerly Institutional)	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreement”) with the Trust. As of October 31, 2019, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager Global Equity Fund with Boston Partners Global Investors, Inc., Causeway Capital Management LLC, DWS Investment Management Americas, Inc., GW&K Investment Management, LLC, Legal & General Investment Management America, Inc., Massachusetts Financial Services Company d/b/a/ MFS Investment Management, Principal Global Investors, LLC, QMA LLC, Vaughan Nelson Investment Management, L.P., Vulcan Value Partners, LLC, WCM Investment Management and Wellington Management Company LLP; for the Multi-Manager Non-Core Fixed Income Fund with Ares Capital Management II LLC, BlueBay Asset Management LLP, Brigade Capital Management, LP, Marathon Asset Management, L.P., Symphony Asset Management LLC, and TCW Investment Management Company LLC; and for the Multi-Manager Real Assets Strategy Fund with Cohen & Steers Capital Management, Inc., PGIM Real Estate, a business unit of PGIM, Inc., Presima Inc., and RREEF America L.L.C. (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers.

As of October 31, 2019, GSAM no longer had sub-advisory agreements with Lazard Asset Management LLC and Russell Investments Implementation Services, LLC (with respect to the Multi-Manager Global Equity Fund) and RARE Infrastructure (North America) Pty Limited (with respect to the Multi-Manager Real Assets Strategy Fund).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy and underlying funds (“Underlying Funds”) is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Multi-Manager Global Equity	Annually	Annually
Multi-Manager Non-Core Fixed Income	Daily/Monthly	Annually
Multi-Manager Real Assets Strategy	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts or credit defaults swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2019:

MULTI-MANAGER GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$803,829	$1,449,410	$—

Asia	10,343,049	62,313,910	—

Australia and Oceania	—	3,490,628	—

Europe	13,201,003	94,999,906	—

North America	198,260,148	179,467	—

South America	3,054,893	526,963	—

Fixed Income

Corporate Obligations	—	252	—

Exchange Traded Funds	24,106,251	—	—

Investment Companies	48,365,407	—	—

Rights	—	5,919	—

Short-term Investments	99,809	—	—

Total	$298,234,389	$162,966,455	$—

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$888,832	$—

Futures Contracts	496,262	—	—

Total	$496,262	$888,832	$—

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$—	$(1,582,442)	$—

MULTI-MANAGER NON-CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Foreign Debt Obligations	$—	$231,561,140	$—

Corporate Obligations	—	359,308,932	1,180,000

Bank Loans	—	177,894,501	1,488,581

Common Stock and/or Other Equity Investments(a)

North America	2,237,381	946,900	26,934

Warrants	—	—	19,580

Investment Company	68,210,674	—	—

Total	$70,448,055	$769,711,473	$2,715,095

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER NON-CORE FIXED INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$1,584,077	$—

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$—	$(1,080,462)	$—

Futures Contracts	(3,220)	—	—

Credit Default Swaps	$—	$(3,021)	$—

Total	$(3,220)	$(1,083,483)	$—

MULTI-MANAGER REAL ASSETS STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$4,723,618	$63,539,393	$—

Australia and Oceania	383,440	18,252,214	—

Europe	19,144,409	65,529,217	—

North America	267,171,002	—	—

South America	1,037,100	—	—

Investment Company	8,199,800	—	—

Total	$300,659,369	$147,320,824	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2019. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Manager Global Equity
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$888,832		Payable for unrealized loss on forward foreign currency exchange contracts	$(1,582,442)
Equity	Variation margin on futures contracts	496,262	(a)	—	—
Total		$1,385,094			$(1,582,442)

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Multi-Manager Non-Core Fixed Income
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Interest rate	—	$—	Variation margin on futures contracts	$(3,220)
Credit	—	—	Unrealized loss on swap contracts	(3,021)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,584,077	Payable for unrealized loss on forward foreign currency exchange contracts.	(1,080,462)
Total		$1,584,077		$(1,086,703)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $3,021 for Multi-Manager Non-Core Fixed Income Fund, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain (loss) on forward foreign currency exchange contracts	$4,949,302	$(3,074,726)	95
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,751,201	597,711	108
Total		$6,700,503	$(2,477,015)	203

Multi-Manager Non-Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts, purchased options and written options contracts/Net change in unrealized gain (loss) on futures contracts and purchased options contracts	$(212,751)	$(3,298)	4
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(68,100)	(87,771)	3
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(3,538,385)	1,138,057	56
Total		$(3,819,236)	$1,046,988	63

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2019

4. INVESTMENTS IN DERIVATIVES (continued)

Multi-Manager Real Assets Strategy Fund
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain(loss) on forward foreign currency exchange contracts	$(15,663)	$(46)	1

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2019.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate*^
Multi-Manager Global Equity	1.03%	0.93%	0.89%	0.87%	0.84%	1.03%	0.39%
Multi-Manager Non-Core Fixed Income	0.85	0.85	0.77	0.73	0.71	0.85	0.41
Multi-Manager Real Asset Strategy	1.00	0.90	0.86	0.84	0.82	1.00	0.57

*	GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. These arrangements will remain in effect through at least February 28, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Board of Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Multi-Manager Global Equity, Multi-Manager Non-Core Fixed Income and Multi-Manager Real Assets Strategy Funds invest in shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended October 31, 2019, GSAM waived $45,169, $97,183 and $16,376 of the Multi-Manager Global Equity, Multi-Manager Non-Core Fixed Income and Multi-Manager Real Assets Strategy Funds’ management fees, respectively.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates of 0.02% of the average daily net assets of Class R6 Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit each Fund’s “Total Annual Operating Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Total Annual Operating Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Total Annual Operating Expense limitations as an annual percentage rate of average daily net assets for the Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund are 0.75%, 0.70%, and 0.90% respectively. Prior to October 1, 2019, the Total Annual Operating Expense limitation for the Multi-Manager Global Equity Fund was 0.85%. Effective October 1, 2019, GSAM has also

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

agreed to reduce or limit the Multi-Manager Global Equity Fund’s “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.10% of the Fund’s average daily net assets. The arrangements for the Multi-Manager Global Equity Fund will remain in effect through at least October 1, 2020, and the arrangements for the Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund will each remain in effect through at least February 28, 2020, and prior to such dates GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Annual Operating Expense Reductions
Multi-Manager Global Equity	$3,924,471	$304,051	$4,228,522
Multi-Manager Non-Core Fixed Income	3,545,613	—	3,545,613
Multi-Manager Real Assets Strategy	1,826,234	—	1,826,234

D.  Line of Credit Facility — As of October 31, 2019, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2019, the Funds did not have any borrowings under the facility. Prior to April 30, 2019, the facility was $770,000,000.

E.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2019 , Goldman Sachs earned $165 and $4,766, in brokerage commissions from portfolio transactions, on behalf of the Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund, respectively.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2019:

Fund	Market Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Market Value as of October 31, 2019	Shares as of October 31, 2019	Dividend Income from Affiliated Investment Companies
Multi-Manager Global Equity
Goldman Sachs Financial Square Government Fund — Institutional Shares	$23,766,349	$398,357,896	$(408,203,518)	$13,920,727	13,920,727	$357,306
Goldman Sachs Financial Square Government Fund — Class R6 Shares	—	157,569,826	(123,125,146)	34,444,680	34,444,680	248,583
Multi-Manager Non-Core Fixed Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	56,198,365	940,240,165	(928,227,857)	68,210,674	68,210,674	1,319,700
Multi-Manager Real Asset Strategy
Goldman Sachs Financial Square Government Fund — Institutional Shares	10,604,129	156,835,309	(159,239,638)	8,199,800	8,199,800	222,565

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2019

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities For the fiscal year ended October 31, 2019, were as follows:

Fund	Purchases of Government Securities	Purchases Excluding Government Securities	Sales of Government Securities	Sales Excluding Government Securities
Multi-Manager Global Equity	$—	$512,650,476	$—	$759,724,769
Multi-Manager Non-Core Fixed Income	—	1,092,204,792	6,930,819	1,072,900,143
Multi-Manager Real Asset Strategy	—	393,669,675	—	393,833,805

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2019 was as follows:

	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Distribution paid from:
Ordinary income	$20,782,062	$44,128,245	$8,034,023
Net long-term capital gains	24,324,082	—	2,405,170
Total taxable distributions	45,106,144	$44,128,245	10,439,193
Tax return of capital	$—	$3,930,447	$—

The tax character of distributions paid during the fiscal year ended October 31, 2018 was as follows:

	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Distribution paid from:
Ordinary income	$6,769,105	$23,374,598	$2,894,587
Net long-term capital gains	9,365,803	—	2,588,426
Total taxable distributions	$16,134,908	$23,374,598	$5,483,013
Tax return of capital	$—	$7,036,890	$—

As of October 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

	Multi-Manager Global Equity Fund		Multi-Manager Non-Core Fixed Income		Multi-Manager Real Assets Strategy
Undistributed ordinary income — net		$12,794,597	$—			$16,513,642
Undistributed long-term capital gains		12,162,203	—			3,310,621
Total undistributed earnings		$24,956,800	$—			$19,824,263
Capital loss carryforwards Timing differences (Straddle Loss Deferral) Unrealized gains (losses) — net	$	— (14,996 38,301,038)	$(13,320,723 (3,013,471 777,641	) )	$	— — 45,132,582
Total accumulated earnings (losses) net		$63,242,842	$(15,556,553)			$64,956,845

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

7. TAX INFORMATION (continued)

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Capital loss carryforward:
Perpetual short-term	$—	$(4,706,113)	$—
Perpetual long-term	—	(8,614,610)	—
Total capital loss carryforwards:	$—	$(13,320,723)	$—

As of October 31, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Tax Cost	$422,694,755	$842,517,935	$402,848,404
Gross unrealized gain	48,090,176	21,754,982	52,005,027
Gross unrealized loss	(9,789,138)	(20,977,341)	(6,872,445)
Net unrealized gains (losses) on securities	38,301,038	777,641	$45,132,582

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, net mark to market gains/(losses) on foreign currency contracts and differences in the tax treatment of swap transactions, underlying fund investments, passive foreign investment company investments, real estate investment trust investments and material modification of debt securities.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2019

8. OTHER RISKS (continued)

which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

8. OTHER RISKS (continued)

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2019

10. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 – Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. GSAM is currently evaluating the impact, if any, of the amendments.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date other than above have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. SUMMARY OF SHARE TRANSACTIONS

	Multi-Manager Global Equity Fund

	For the Fiscal Year Ended October 31, 2019		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class R6 Shares(a)
Shares sold	11,269,092	$112,385,000	19,647,160	$224,350,010
Reinvestment of distributions	4,729,280	45,106,144	1,422,831	16,134,908
Shares redeemed	(33,507,312)	(353,974,521)	(4,562,894)	(53,000,010)

NET INCREASE (DECREASE)	(17,508,940)	$(196,483,377)	16,507,097	$187,484,908

	Multi-Manager Non-Core Fixed Income Fund

	For the Fiscal Year Ended October 31, 2019		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class R6 Shares(a)
Shares sold	51,695,826	$463,878,772	37,020,923	$343,095,015
Reinvestment of distributions	5,356,955	48,005,796	3,298,557	30,411,488
Shares redeemed	(43,963,119)	(396,921,299)	(4,695,828)	(42,240,015)

NET INCREASE	13,089,662	$114,963,269	35,623,652	$331,266,488

	Multi-Manager Real Assets Strategy Fund

	For the Fiscal Year Ended October 31, 2019		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class R6 Shares(a)
Shares sold	10,886,591	$112,080,000	28,269,374	$272,441,005
Reinvestment of distributions	1,177,709	10,439,193	567,208	5,483,013
Shares redeemed	(12,189,226)	(124,929,890)	(8,958,849)	(87,285,114)

NET INCREASE (DECREASE)	(124,926)	$(2,410,697)	19,877,733	$190,638,904

(a)	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of

Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund, and Goldman Sachs Multi-Manager Real Assets Strategy Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund, and Goldman Sachs Multi-Manager Real Assets Strategy Fund (three of the funds constituting Goldman Sachs Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Fund Expenses — Six Month Period Ended October 31, 2019 (Unaudited)

As a shareholder of Class R6 Shares of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 through October 31, 2019, which represents a period of 184 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager Global Equity Fund				Multi-Manager Non-Core Fixed Income Fund				Multi-Manager Real Assets Strategy Fund
Share Class	Beginning Account Value 5/1/19	Ending Account Value 10/31/19		Expenses Paid for the 6 months ended 10/31/19*	Beginning Account Value 5/1/19	Ending Account Value 10/31/19		Expenses Paid for the 6 months ended 10/31/19*	Beginning Account Value 5/1/19	Ending Account Value 10/31/19		Expenses Paid for the 6 months ended 10/31/19*
Class R6
Actual	$1,000.00	$1,025.30		$4.03	$1,000.00	$1,036.20		$3.18	$1,000.00	$1,070.50		$4.38
Hypothetical 5% return	1,000.00	1,021.22	+	4.02	1,000.00	1,022.08	+	3.16	1,000.00	1,020.97	+	4.28

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratios for the period were as follows:

Fund	Class R6
Multi-Manager Global Equity	0.72%
Multi-Manager Non-Core Fixed Income	0.62
Multi-Manager Real Assets Strategy	0.84

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund, and Goldman Sachs Multi-Manager Real Assets Strategy Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. Each Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. The Board determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with the Investment Adviser on behalf of the Funds.

The Management Agreement was most recently approved for continuation until August 31, 2020 by the Board, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on August 6-7, 2019 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreements (each a “Designated Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and (i) each of Boston Partners Global Investors, Inc., Causeway Capital Management LLC, DWS Investment Management Americas, Inc., Fisher Asset Management, LLC, GW&K Investment Management, LLC, Legal & General Investment Management Americas, Inc., Principal Global Investors, LLC, QMA LLC, Russell Investment Commodity Advisor, LLC, Vaughan Nelson Investment Management, L.P., Vulcan Value Partners, LLC, WCM Investment Management, and Wellington Management Company LLP (on behalf of Goldman Sachs Multi-Manager Global Equity Fund); (ii) each of Ares Capital Management II LLC, BlueBay Asset Management LLP, Brigade Capital Management, LP, Symphony Asset Management LLC, and TCW Investment Management Company LLC (on behalf of Goldman Sachs Multi-Manager Non-Core Fixed Income Fund); and (iii) each of PGIM Real Estate (a business unit of PGIM, Inc.), Presima Inc., and RREEF America L.L.C. (on behalf of Goldman Sachs Multi-Manager Real Assets Strategy Fund) (each, a “Designated Sub-Adviser” and collectively, the “Designated Sub-Advisers”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement and the Designated Sub-Advisory Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, and the Designated Sub-Advisers, including, as applicable, information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and the Designated Sub-Advisers and the Designated Sub-Advisers’ portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and, with respect to the Goldman Sachs Multi-Manager Global Equity Fund, commingled investment vehicles with comparable investment strategies managed by the Investment Adviser, as well as general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	with respect to the Goldman Sachs Multi-Manager Global Equity Fund, comparative information on the advisory fees charged and services provided by the Investment Adviser to certain collective investment vehicles that it manages with comparable investment strategies;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	with respect to the Investment Adviser, portfolio manager ownership of Fund shares and the manner in which portfolio manager compensation is determined; information on the Designated Sub-Advisers’ compensation arrangements; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (as well as the Designated Sub-Advisers), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the services provided under the Management Agreement; and
(n)	the Investment Adviser’s and Designated Sub-Advisers’ processes and policies addressing various types of potential conflicts of interest; their approaches to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets and share purchase and redemption activity.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Funds and the respective services of the Investment Adviser and its affiliates, and the Designated Sub-Advisers. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Trustees periodically received written materials and oral presentations from the funds’ various sub-advisers, including the Designated Sub-Advisers. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Trustees reviewed a written response prepared by each Designated Sub-Adviser to a similar request for information submitted to the Designated Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. They also recalled presentations received during the past year, which described portfolio management changes for the Funds. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the Sub-Adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management and compliance.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings compiled by the Outside Data Provider, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees considered the Investment Adviser’s representations that each Fund had significant differences from its Outside Data Provider peer group that caused them to be imperfect bases for comparison. The Trustees also compared the investment performance of the Goldman Sachs Multi-Manager Global Equity Fund to the performance of comparable unregistered funds for which the Investment Adviser also serves as investment adviser. They considered that the unregistered funds provide an imperfect performance comparison because they are not subject to the requirements of the Investment Company Act of 1940, as amended.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and the Sub-Advisers’ portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Goldman Sachs Multi-Manager Global Equity Fund’s Class R6 Shares had placed in the fourth quartile of the Fund’s performance peer group for the one-year period and the third quartile for the three-year period, and had underperformed the Fund’s benchmark index for the one-year period ended March 31, 2019. They observed that Goldman Sachs Multi-Manager Non-Core Fixed Income Fund’s Class R6 Shares had placed in the third quartile of the Fund’s performance peer group for the one-year period and second quartile for the three-year period, and had underperformed the Fund’s composite benchmark index for the one-year period ended March 31, 2019. The Trustees noted that the Goldman Sachs Real Assets Strategy Fund’s Class R6 Shares had placed in the first quartile of the Fund’s performance peer group for the one-year period and the fourth quartile for the three-year period, and had underperformed the Fund’s composite benchmark index for the one-year period ended March 31, 2019.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by each Fund thereunder, and the net amount retained by the Investment Adviser after payment of sub-advisory fees. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds, as well as additional information provided by the Investment Adviser throughout the year. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. With respect to the Goldman Sachs Multi-Manager Global Equity Fund, the Trustees also considered comparative fee information for services provided by the Investment Adviser to collective investment vehicles having investment objectives and policies similar to those of the Fund. The Trustees considered that services provided to the Funds differed in various significant respects from the services provided to these collective investment vehicles, which generally operated under less stringent regulatory and financial reporting requirements and required fewer services from the Investment Adviser. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

The Trustees considered the Investment Adviser’s undertaking to waive a portion of the management fee payable by each Fund. In this regard, the Trustees noted that the Investment Adviser’s institutional clients that are invested in the Funds pay a

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

single management fee for the Investment Adviser’s management of their accounts, and that the Investment Adviser waives a portion of the management fee with respect to each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s sub-advisers. They also considered the Investment Adviser’s undertaking to limit each Fund’s “other expenses” rate (excluding certain expenses) to a specified level. In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Investment Adviser’s Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency, and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered that the Funds are offered to the Investment Adviser’s institutional clients as part of an investment model whereby the Funds and other funds act as core “building blocks” with which the client and the Investment Adviser form an investment strategy for the client’s portfolio. The Trustees considered the Investment Adviser’s representations that its clients benefit from this investment model with increased liquidity, increased investment oversight, access to new investment strategies, economies of scale, and reduced complexity in managing client portfolios. The Trustees noted that, pursuant to the model, clients pay a management fee for the Investment Adviser’s management of their accounts, and that the fund-level management fee in excess of the weighted average sub-advisory fees are waived in order to avoid charging two layers of management fees. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Goldman Sachs Multi- Manager Global Equity Fund	Goldman Sachs Multi- Manager Non-Core Fixed Income Fund Fund	Goldman Sachs Multi- Manager Real Assets Strategy Fund

First $1 billion	1.03%	0.85%	1.00%

Next $1 billion	0.93	0.85	0.90

Next $3 billion	0.89	0.77	0.86

Next $3 billion	0.87	0.73	0.84

Over $8 billion	0.84	0.71	0.82

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits (if any); information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Funds that exceed specified levels. The Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions (in its capacity as clearing broker) and futures transactions on behalf of the Funds; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of the Investment Adviser’s other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with the Funds’ custodian on behalf of its other clients, as a result of the relationship with the Funds; and (f) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers (including the Sub-Advisers) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (d) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (e) access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the investment management fees paid by each Fund were reasonable in light of the factors considered, and that the Management Agreement, and the terms thereof, should be approved and continued with respect to each Fund until August 31, 2020.

Designated Sub-Advisory Agreements

Nature, Extent, and Quality of the Services Provided Under the Designated Sub-Advisory Agreements and Performance

In evaluating the Designated Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Designated Sub-Advisers. In evaluating the nature, extent, and quality of services provided by each Designated Sub-Adviser, the Trustees considered information on the services provided to the Funds by their respective Designated Sub-Advisers, including information about each Designated Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and, if applicable, other funds and/or accounts with investment strategies similar to those employed on behalf of the Funds; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of each Designated Sub-Adviser, the Designated Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees also reviewed the operations and investment performance of each Designated Sub-Adviser’s respective sleeve of the applicable Fund since its inception, including a comparison of each Designated Sub-Adviser to relevant benchmark indices based on various metrics, including realized beta, excess return, alpha, and volatility.

Costs of Services Provided

The Trustees reviewed the terms of each Designated Sub-Advisory Agreement, including the schedule of fees payable to the Designated Sub-Advisers. They considered any breakpoints in the sub-advisory fee rate payable under each Designated Sub-Advisory Agreement. The Trustees noted that the compensation paid to each Designated Sub-Adviser is paid by the Investment Adviser, not by the Funds. The Trustees considered that certain Designated Sub-Advisers had agreed to reduce their sub-advisory fee rate, which benefited shareholders of those Funds in light of the existing management fee waiver arrangement. The Trustees reviewed the blended average of all sub-advisory fees paid by the Investment Adviser with respect to each Fund in light of the overall management fee paid by each Fund. They also considered the Investment Adviser’s undertaking to waive a portion of its management fee which is in excess of the weighted average of each Fund’s sub-advisory fees.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Conclusion

In connection with their consideration of the Designated Sub-Advisory Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees paid by the Investment Adviser to each Designated Sub-Adviser were reasonable in light of the factors considered, and that each Designated Sub-Advisory Agreement should be approved and continued until August 31, 2020.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 63	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)	Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014). Chair of the Board of Trustees — Goldman Sachs Trust II.	19	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer)

Lawrence Hughes Age: 61	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as Chairman of the Board of Directors, Ellis Memorial and Eldredge House (a not-for-profit organization) (2012-Present). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	19	None

John F. Killian Age: 64	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II.	19	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company

Steven D. Krichmar Age: 61	Trustee	Since 2018	Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001). Trustee — Goldman Sachs Trust II.	19	None

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	President and Trustee	Since 2012	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	162	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2019, Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 39 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer Since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); and Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust II — Strategic Multi-Asset Class Funds — Tax Information (Unaudited)

For the year ended October 31, 2019, 14.93% and 11.74% of the dividends paid from net investment company taxable income by the Multi-Manager Global Equity and Multi-Manager Real Assets Strategy Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2019, 62.83% and 53.63% of the dividends paid from net investment company taxable income by the Multi-Manager Global Equity and Multi-Manager Real Assets Strategy Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Multi-Manager Global Equity and Multi-Manager Real Assets Strategy Funds designate $24,324,082 and $2,405,170 respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2019.

During the fiscal year ended October 31, 2019, the Multi-Manager Global Equity Fund designates $8,343,048 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.60 trillion in assets under supervision as of September 30, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Municipal Income Completion Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[4]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[6]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
[6]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (’’SEC’’) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit. Past correlations are not indicative of future correlations, which may vary.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about each Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2019 Goldman Sachs. All rights reserved. 187122-OTU-1103593 SMACAR-19

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John F. Killian is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Funds of the Goldman Sachs Trust II to which this certified shareholder report relates.

	2019	2018	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$493,885	$464,885	Financial Statement audits.

Audit-Related Fees:

• PwC	$33,305	$54,252

Tax Fees:

• PwC	$176,493	$233,440

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust II’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust II pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2019	2018	Description of Services Rendered

Audit-Related Fees:

• PwC	$2,400,617	$1,862,076	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust II. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust II (“GST II”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST II may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST II at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST II, the Audit Committee will pre-approve those non-audit services provided to GST II’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST II) where the engagement relates directly to the operations or financial reporting of GST II.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST II’s service affiliates listed in Table 2 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST II by PwC for the twelve months ended October 31, 2019 and October 31, 2018 were $209,798 and $287,692 respectively. The aggregate non-audit fees billed to GST II’s adviser and service affiliates by PwC for the twelve months ended October 31, 2019 and October 31, 2018 were approximately $12.3 million and $9.7 million respectively. With regard to the aggregate non-audit fees billed to GST II’s adviser and service affiliates, the 2019 and 2018 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST II’s operations or financial reporting.

Item 4(h) — GST II’s Audit Committee has considered whether the provision of non-audit services to GST II’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust II’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its Multi-Manager Non-Core Fixed Income Fund.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust II

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	January 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	January 2, 2020

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust II

Date:	January 2, 2020